                               UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                       MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-0816
                                  ---------------------------------------------

                       American Century Mutual Fund, Inc.
-------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

 4500 Main Street, Kansas City, Missouri                        64141
-------------------------------------------------------------------------------
      (Address of principal executive offices)                (Zip code)

David C. Tucker, Esq., 4500 Main Street, 9th Floor, Kansas City, Missouri 64111
-------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:       816-531-5575
                                                   ----------------------------

Date of fiscal year end:   October 31, 2003
                        --------------------------------------------------------
Date of reporting period:  October 31, 2003
                         -------------------------------------------------------

ITEM 1. REPORTS TO STOCKHOLDERS.

[front cover]

October 31, 2003

American Century
Annual Report

[graphic of market line chart]
[graphic of starfish]
[graphic of side-by-side bridges]

Ultra(reg.sm)
Vista(reg.sm)

                                  [american century logo and text logo (reg.sm)]

[inside front cover]

Our Message to You..........................................................  1

ULTRA

VISTA

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Portfolio Commentary reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American
Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

Our Message to You

[photo of James E. Stowers III and James E. Stowers, Jr.]

                James E. Stowers III with James E. Stowers, Jr.

We are pleased to provide you with the annual report for the American Century
Ultra and Vista funds for the year ended October 31, 2003.

The report includes comparative performance figures, commentary, summary tables, a full list of portfolio holdings and financial statements and highlights. We hope you find this information helpful in monitoring your investment.

Many of you have called or written to express your concern about allegations of wrongdoing by other mutual fund investment management firms. We share your concern--fund companies must put investors first and do everything possible to maintain investor trust. Through the Investment Company Institute, the mutual fund trade association, American Century has advocated industry-wide proposals that strengthen protections for fund investors. We believe that decisive action is needed to show that we are committed, as an industry, to the interests of the
95 million investors we serve.

As information about alleged trading abuses in the mutual fund industry has come to light, we have posted messages and commentary about these issues on
www.americancentury.com. Beyond what's currently in the headlines, American
Century has been a champion of many important investor and industry issues, which are outlined in a document titled Putting Investors First. We invite you to visit our Web site and read about how our values have influenced these positions.

As always, we deeply appreciate your investment with American Century.

Sincerely,

      /s/James E. Stowers, Jr.
      James E. Stowers, Jr.
      Founder and Chairman

      /s/James E. Stowers III
      James E. Stowers III
      Co-Chairman of the Board

------
1

Ultra - Performance

TOTAL RETURNS AS OF OCTOBER 31, 2003

                              ------------------------------------
                                     AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------
                                                        SINCE        INCEPTION
                      1 YEAR   5 YEARS   10 YEARS     INCEPTION         DATE
--------------------------------------------------------------------------------
INVESTOR CLASS        19.50%    1.55%      8.50%       13.91%         11/2/1981
--------------------------------------------------------------------------------
S&P 500 INDEX         20.80%    0.53%     10.43%       13.54%(1)          --
--------------------------------------------------------------------------------
Institutional Class   19.66%    1.74%       --          5.80%        11/14/1996
--------------------------------------------------------------------------------
Advisor Class         19.24%    1.31%       --          5.86%         10/2/1996
--------------------------------------------------------------------------------
C Class               18.43%     --         --          0.08%        10/29/2001
--------------------------------------------------------------------------------
R Class                 --       --         --          4.50%(2)      8/29/2003
--------------------------------------------------------------------------------

(1) Since 10/31/81, the date nearest the Investor Class's inception for which data are available.

(2) Returns for periods less than one year are not annualized.

GROWTH OF $10,000 OVER 10 YEARS

$10,000 investment made October 31, 1993

ONE-YEAR RETURNS OVER 10 YEARS

Periods ended October 31
----------------------------------------------------------------------------------------------
                1994    1995    1996    1997    1998    1999   2000    2001     2002     2003
----------------------------------------------------------------------------------------------
Investor Class -2.08%  36.89%  10.79%  19.95%  17.61%  37.94%  9.81%  -31.44%  -12.99%  19.50%
----------------------------------------------------------------------------------------------
S&P 500 Index   3.87%  26.44%  24.10%  32.11%  21.99%  25.67%  6.09%  -24.90%  -15.11%  20.80%
----------------------------------------------------------------------------------------------

The charts on the performance page give historical return data for the fund.
Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. Unless otherwise indicated, the charts are based on Investor Class shares; performance for other classes will vary due to differences in fee structures. Past performance does not guarantee future results. None of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

------
2

Ultra - Portfolio Commentary

[photo of Wade Slome, Jerry Sullivan, Bruce Wimberly and Jim Stowers III]

A portfolio commentary from the Ultra investment team (left to right): Portfolio
Managers, Wade Slome and Jerry Sullivan; Senior Portfolio Manager, Bruce
Wimberly; and Chief Investment Officer, U.S. Growth Equities, Jim Stowers III.

Ultra gained 19.50%* during the year ended October 31, 2003, outperforming the
19.03% average rise of the funds in Lipper Inc.'s Large-Cap Growth universe.
Ultra's benchmark, the S&P 500 Index, rose 20.80%.

The portfolio's advance came during a year marked by war, economic growth, and improving corporate profits. During the period's opening months, the S&P 500 alternated between positive and negative territory amid geopolitical uncertainty and tepid economic growth before falling to its 12-month low on March 11, just days before the opening salvos of the U.S.-led invasion of Iraq. From that point, through October 31, the market rallied 32.68% as Saddam Hussein's regime fell, corporate profits grew, and the economy gained strength.

Technology stocks posted strong gains against this backdrop and accounted for many of the top contributors to Ultra's performance. The portfolio's Internet stake provided a big lift. This included InterActiveCorp, which operates a range of online retail, travel, and event ticketing businesses, including HSN.com,
Expedia, and Ticketmaster. During the period, the company reported strong sales from its travel businesses and provided an optimistic outlook for the balance of
2003. Amazon.com, Yahoo!, and eBay are among the other Internet companies that posted strong gains and made significant contributions to Ultra's performance.

Elsewhere in the technology sector, semiconductor manufacturers and computer hardware and software companies turned in solid results. The top contributors included chip giant Intel, networking gear manufacturer Cisco Systems, and
Electronic Arts, a software company that designs games for personal computers and platforms such as Sony Playstation and Nintendo GameCube.

Not all of the news from this sector was positive. The portfolio's investments in electrical equipment manufacturers and defense and aerospace contractors declined.

TOP TEN HOLDINGS
AS OF OCTOBER 31, 2003
--------------------------------------------------------------------------------
                                        % OF FUND             % OF FUND
                                       INVESTMENTS           INVESTMENTS
                                          AS OF                 AS OF
                                        10/31/03               4/30/03
--------------------------------------------------------------------------------
Intel Corp.                               3.4%                  2.8%
--------------------------------------------------------------------------------
Citigroup Inc.                            2.9%                  3.7%
--------------------------------------------------------------------------------
Microsoft Corporation                     2.9%                  4.5%
--------------------------------------------------------------------------------
InterActiveCorp(1)                        2.9%                  1.7%
--------------------------------------------------------------------------------
Dell Inc.                                 2.9%                  2.7%
--------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                     2.7%                  3.3%
--------------------------------------------------------------------------------
Pfizer, Inc.                              2.6%                  5.4%
--------------------------------------------------------------------------------
Cisco Systems Inc.                        2.2%                  1.6%
--------------------------------------------------------------------------------
General Electric Co.                      1.7%                  3.2%
--------------------------------------------------------------------------------
Johnson & Johnson                         1.5%                  3.4%
--------------------------------------------------------------------------------

(1) Formerly USA Interactive

*All fund returns referenced in this commentary
 are for Investor Class shares.                                     (continued)

------
3

Ultra - Portfolio Commentary

Companies that manufacture medical products and supplies drove a rise in Ultra's health care stake. The biggest lift was provided by medical products maker
Boston Scientific, which reported strong European sales of its drug-eluting stent, a device used in the treatment of heart disease. In contrast, Johnson
& Johnson, a competitor in the European drug-coated stent market and the only company approved to sell the devices in the U.S., was one of Ultra's top detractors. During the period, the Food and Drug Administration warned American doctors about potentially dangerous side effects from use of J&J's product.

Ultra's investments in biotechnology and pharmaceutical companies turned in positive results. Examples included Amgen, which reported strong sales of its drugs used to treat anemia and infections related to chemotherapy, and Teva
Pharmaceutical, a manufacturer of generic and brand-name drugs. On the downside, performance was slowed by hospital operator HCA and Abbott Labs, a drug manufacturer that was eliminated from the portfolio. Both companies reported weaker than expected earnings.

Companies that make and sell cyclical consumer products advanced as the economy improved. Home improvement rivals Lowe's and Home Depot reported improving sales and were key holdings. Clothing retailers also gained ground. The portfolio's top performers in this area included women's clothier Chico's, which rose more than 90%, and luxury leather goods maker Coach, which shot up more than 135%. On the other end of the retail spectrum, discount department stores Wal-Mart,
Family Dollar, and Target also made positive contributions to Ultra's performance.

The portfolio's stake in companies that make non-cyclical consumer products did not fare as well. This included holdings in food and beverage companies such as
Kraft and Coca-Cola, which were among the top 10 detractors from Ultra's returns.

Looking ahead, we are hopeful that improving economic conditions will support continued profit growth. Regardless of economic and market conditions, however, we will remain focused on trying to identify and own companies that appear best able to sustain their accelerating growth.

TOP FIVE INDUSTRIES
AS OF OCTOBER 31, 2003
--------------------------------------------------------------------------------
                                        % OF FUND             % OF FUND
                                       INVESTMENTS           INVESTMENTS
                                          AS OF                 AS OF
                                        10/31/03               4/30/03
--------------------------------------------------------------------------------
Semiconductor                             8.1%                   5.9%
--------------------------------------------------------------------------------
Drugs                                     8.1%                  14.0%
--------------------------------------------------------------------------------
Information Services                      7.0%                   4.9%
--------------------------------------------------------------------------------
Computer Software                         6.3%                   7.0%
--------------------------------------------------------------------------------
Medical Products
& Supplies                                6.3%                   5.8%
--------------------------------------------------------------------------------

TYPES OF INVESTMENTS IN PORTFOLIO
--------------------------------------------------------------------------------
                                          AS OF                 AS OF
                                        10/31/03               4/30/03
--------------------------------------------------------------------------------
U.S. Common Stocks                       94.5%                  95.8%
--------------------------------------------------------------------------------
Foreign Stocks                            4.3%                   3.4%
--------------------------------------------------------------------------------
TOTAL EQUITY EXPOSURE                    98.8%                  99.2%
--------------------------------------------------------------------------------
Temporary Cash
Investments                               1.2%                   0.8%
--------------------------------------------------------------------------------

------
4

Ultra - Schedule of Investments

OCTOBER 31, 2003

Shares                        ($ in Thousands)                          Value
-------------------------------------------------------------------------------

COMMON STOCKS -- 98.8%

ALCOHOL -- 0.4%
-------------------------------------------------------------------------------
    1,673,000   Anheuser-Busch
                Companies, Inc.                                     $    82,412
-------------------------------------------------------------------------------

BANKS -- 4.7%
-------------------------------------------------------------------------------
    3,047,100   Bank of America Corp.                                   230,757
-------------------------------------------------------------------------------
   13,912,599   Citigroup Inc.                                          659,458
-------------------------------------------------------------------------------
      948,300   Fifth Third Bancorp                                      54,963
-------------------------------------------------------------------------------
    2,397,000   Wells Fargo & Co.                                       134,999
-------------------------------------------------------------------------------
                                                                      1,080,177
-------------------------------------------------------------------------------

BIOTECHNOLOGY -- 2.5%
-------------------------------------------------------------------------------
    4,287,900   Amgen Inc.(1)                                           264,821
-------------------------------------------------------------------------------
    1,854,000   Cephalon, Inc.(1)                                        87,064
-------------------------------------------------------------------------------
      908,000   Chiron Corp.(1)                                          49,604
-------------------------------------------------------------------------------
      695,000   Genentech, Inc.(1)                                       56,969
-------------------------------------------------------------------------------
    1,880,000   Gilead Sciences, Inc.(1)                                102,610
-------------------------------------------------------------------------------
                                                                        561,068
-------------------------------------------------------------------------------

CHEMICALS -- 0.5%
-------------------------------------------------------------------------------
    1,570,000   3M Co.                                                  123,826
-------------------------------------------------------------------------------

CLOTHING STORES -- 1.8%
-------------------------------------------------------------------------------
    4,871,000   Chico's FAS, Inc.(1)(2)                                 182,857
-------------------------------------------------------------------------------
    3,040,000   Coach Inc.(1)                                           107,829
-------------------------------------------------------------------------------
    5,625,000   TJX Companies, Inc. (The)                               118,069
-------------------------------------------------------------------------------
                                                                        408,755
-------------------------------------------------------------------------------

COMPUTER HARDWARE
& BUSINESS MACHINES -- 5.6%
-------------------------------------------------------------------------------
    3,883,000   Avaya Inc.(1)                                            50,246
-------------------------------------------------------------------------------
   24,107,767   Cisco Systems Inc.(1)                                   505,781
-------------------------------------------------------------------------------
   18,128,315   Dell Inc.(1)                                            654,795
-------------------------------------------------------------------------------
    1,102,000   Zebra Technologies Corp. Cl A(1)                         62,759
-------------------------------------------------------------------------------
                                                                      1,273,581
-------------------------------------------------------------------------------

COMPUTER SOFTWARE -- 6.3%
-------------------------------------------------------------------------------
      840,000   Adobe Systems Inc.                                       36,826
-------------------------------------------------------------------------------
    2,144,000   Electronic Arts Inc.(1)                                 212,342
-------------------------------------------------------------------------------
    2,658,000   Intuit Inc.(1)                                          132,847
-------------------------------------------------------------------------------
   25,171,112   Microsoft Corporation                                   658,225
-------------------------------------------------------------------------------
   10,561,600   Oracle Corp.(1)                                         126,317
-------------------------------------------------------------------------------
    3,362,000   SAP AG ADR                                              122,847
-------------------------------------------------------------------------------
    1,734,000   Symantec Corp.(1)                                       115,571
-------------------------------------------------------------------------------
      791,300   Veritas Software Corp.(1)                                28,605
-------------------------------------------------------------------------------
                                                                      1,433,580
-------------------------------------------------------------------------------

DEFENSE/AEROSPACE -- 1.0%
-------------------------------------------------------------------------------
    2,800,000   General Dynamics Corp.                                  234,360
-------------------------------------------------------------------------------

Shares                        ($ in Thousands)                          Value
-------------------------------------------------------------------------------

DEPARTMENT STORES -- 4.2%
-------------------------------------------------------------------------------
    2,125,000   Family Dollar Stores, Inc.                          $    92,671
-------------------------------------------------------------------------------
    2,517,000   Kohl's Corp.(1)                                         141,128
-------------------------------------------------------------------------------
    2,857,000   Target Corporation                                      113,537
-------------------------------------------------------------------------------
   10,539,600   Wal-Mart Stores, Inc.                                   621,310
-------------------------------------------------------------------------------
                                                                        968,646
-------------------------------------------------------------------------------

DRUGS -- 8.1%
-------------------------------------------------------------------------------
      505,000   Allergan, Inc.                                           38,188
-------------------------------------------------------------------------------
    1,429,000   Barr Laboratories, Inc.(1)                              109,704
-------------------------------------------------------------------------------
    1,903,000   Forest Laboratories, Inc. Cl A(1)                        95,169
-------------------------------------------------------------------------------
    7,008,000   Johnson & Johnson                                       352,713
-------------------------------------------------------------------------------
    3,277,000   Eli Lilly and Company                                   218,314
-------------------------------------------------------------------------------
   18,695,775   Pfizer, Inc.                                            590,785
-------------------------------------------------------------------------------
    6,080,290   Teva Pharmaceutical
                Industries Ltd. ADR                                     345,908
-------------------------------------------------------------------------------
    1,982,862   Wyeth                                                    87,524
-------------------------------------------------------------------------------
                                                                      1,838,305
-------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT -- 0.8%
-------------------------------------------------------------------------------
      762,000   Garmin Ltd.(1)                                           38,123
-------------------------------------------------------------------------------
      836,000   NAM TAI Electronics Inc.                                 30,188
-------------------------------------------------------------------------------
    2,640,000   Nokia Oyj ADR                                            44,854
-------------------------------------------------------------------------------
    1,633,000   Scientific-Atlanta, Inc.                                 48,336
-------------------------------------------------------------------------------
      693,000   UTStarcom Inc.(1)                                        21,830
-------------------------------------------------------------------------------
                                                                        183,331
-------------------------------------------------------------------------------

ENERGY RESERVES & PRODUCTION -- 0.6%
-------------------------------------------------------------------------------
    1,258,125   Apache Corp.                                             87,717
-------------------------------------------------------------------------------
      403,500   Burlington Resources, Inc.                               19,626
-------------------------------------------------------------------------------
      537,759   EOG Resources Inc.                                       22,661
-------------------------------------------------------------------------------
                                                                        130,004
-------------------------------------------------------------------------------

ENTERTAINMENT -- 1.2%
-------------------------------------------------------------------------------
    5,545,000   Carnival Corporation                                    193,576
-------------------------------------------------------------------------------
    2,188,500   Viacom, Inc. Cl B                                        87,255
-------------------------------------------------------------------------------
                                                                        280,831
-------------------------------------------------------------------------------

FINANCIAL SERVICES -- 3.9%
-------------------------------------------------------------------------------
    5,506,300   American Express Co.                                    258,411
-------------------------------------------------------------------------------
   13,725,500   General Electric Co.                                    398,176
-------------------------------------------------------------------------------
    4,328,000   MBNA Corporation                                        107,118
-------------------------------------------------------------------------------
    3,248,000   SLM Corporation                                         127,192
-------------------------------------------------------------------------------
                                                                        890,897
-------------------------------------------------------------------------------

FOOD & BEVERAGE -- 1.5%
-------------------------------------------------------------------------------
    3,290,300   Coca-Cola Company (The)                                 152,670
-------------------------------------------------------------------------------
    3,850,900   PepsiCo, Inc.                                           184,150
-------------------------------------------------------------------------------
                                                                        336,820
-------------------------------------------------------------------------------

GROCERY STORES -- 0.3%
-------------------------------------------------------------------------------
    1,206,000   Whole Foods Market, Inc.(1)                              71,443
-------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
5

Ultra - Schedule of Investments

OCTOBER 31, 2003

Shares                        ($ in Thousands)                          Value
-------------------------------------------------------------------------------

HOME PRODUCTS -- 2.5%
-------------------------------------------------------------------------------
      910,000   Alberto-Culver Company Cl B                         $    57,694
-------------------------------------------------------------------------------
    1,283,000   Avon Products, Inc.                                      87,192
-------------------------------------------------------------------------------
      245,000   Clorox Company                                           11,099
-------------------------------------------------------------------------------
    1,433,700   Colgate-Palmolive Co.                                    76,259
-------------------------------------------------------------------------------
    3,489,000   Procter & Gamble Co. (The)                              342,933
-------------------------------------------------------------------------------
                                                                        575,177
-------------------------------------------------------------------------------

INDUSTRIAL PARTS -- 0.8%
-------------------------------------------------------------------------------
    8,902,000   Tyco International Ltd.                                 185,874
-------------------------------------------------------------------------------

INFORMATION SERVICES -- 7.0%
-------------------------------------------------------------------------------
    3,296,000   Accenture Ltd. Cl A(1)                                   77,126
-------------------------------------------------------------------------------
    1,610,000   Affiliated Computer
                Services Inc(1)                                          78,777
-------------------------------------------------------------------------------
    2,972,000   Apollo Group Inc. Cl A(1)                               188,812
-------------------------------------------------------------------------------
    1,720,000   Career Education Corp.(1)                                92,106
-------------------------------------------------------------------------------
    5,736,600   Checkfree Corp.(1)(2)                                   157,929
-------------------------------------------------------------------------------
    2,937,000   Cognizant Technology
                Solutions Corporation(1)                                133,310
-------------------------------------------------------------------------------
    2,396,000   Corinthian Colleges, Inc.(1)(2)                         148,360
-------------------------------------------------------------------------------
    4,986,202   First Data Corp.                                        178,007
-------------------------------------------------------------------------------
          616   International Business
                Machines Corp.                                               55
-------------------------------------------------------------------------------
    2,088,000   Moody's Corp.                                           120,749
-------------------------------------------------------------------------------
      924,000   Netease.com Inc. ADR(1)                                  41,950
-------------------------------------------------------------------------------
    3,885,000   Paychex, Inc.                                           151,204
-------------------------------------------------------------------------------
    2,727,000   Sina Corp.(1)(2)                                        105,344
-------------------------------------------------------------------------------
    1,830,000   SunGard Data Systems Inc.(1)                             51,332
-------------------------------------------------------------------------------
    9,567,000   WebMD Corporation(1)                                     74,527
-------------------------------------------------------------------------------
                                                                      1,599,588
-------------------------------------------------------------------------------

INTERNET -- 6.1%
-------------------------------------------------------------------------------
    3,468,200   Amazon.com, Inc.(1)                                     188,739
-------------------------------------------------------------------------------
      800,000   Digital River Inc.(1)                                    21,904
-------------------------------------------------------------------------------
    3,657,000   eBay Inc.(1)                                            204,573
-------------------------------------------------------------------------------
   17,873,557   InterActiveCorp(1)                                      656,139
-------------------------------------------------------------------------------
    1,266,000   Netflix Inc.(1)(2)                                       72,542
-------------------------------------------------------------------------------
    6,122,000   VeriSign, Inc.(1)                                        97,156
-------------------------------------------------------------------------------
    3,502,000   Yahoo! Inc.(1)                                          153,037
-------------------------------------------------------------------------------
                                                                      1,394,090
-------------------------------------------------------------------------------

LEISURE -- 0.6%
-------------------------------------------------------------------------------
    2,643,000   International Game Technology                            86,558
-------------------------------------------------------------------------------
    1,525,000   Weight Watchers
                International Inc.(1)                                    56,273
-------------------------------------------------------------------------------
                                                                        142,831
-------------------------------------------------------------------------------

LIFE & HEALTH INSURANCE -- 0.4%
-------------------------------------------------------------------------------
    1,690,000   Aflac Inc.                                               61,651
-------------------------------------------------------------------------------
      323,000   Ambac Financial Group, Inc.                              22,849
-------------------------------------------------------------------------------
                                                                         84,500
-------------------------------------------------------------------------------

Shares                        ($ in Thousands)                          Value
-------------------------------------------------------------------------------

MEDIA -- 3.1%
-------------------------------------------------------------------------------
    2,201,000   Clear Channel
                Communications, Inc.                                $    89,845
-------------------------------------------------------------------------------
    3,559,500   Comcast Corporation(1)                                  120,738
-------------------------------------------------------------------------------
    2,089,000   Disney (Walt) Co.                                        47,295
-------------------------------------------------------------------------------
    3,376,000   EchoStar
                 Communications Corp. Cl A(1)                           129,368
-------------------------------------------------------------------------------
    2,970,000   Fox Entertainment
                 Group, Inc. Cl A(1)                                     82,269
-------------------------------------------------------------------------------
    5,833,400   TiVo Inc.(1)(2)                                          46,784
-------------------------------------------------------------------------------
    2,648,000   Univision
                Communications Inc. Cl A(1)                              89,900
-------------------------------------------------------------------------------
    5,162,000   XM Satellite Radio Holdings Inc.(1)                     104,582
-------------------------------------------------------------------------------
                                                                        710,781
-------------------------------------------------------------------------------

MEDICAL PRODUCTS & SUPPLIES -- 6.3%
-------------------------------------------------------------------------------
    2,388,000   Affymetrix Inc.(1)                                       61,204
-------------------------------------------------------------------------------
    1,830,300   Alcon, Inc.                                             100,868
-------------------------------------------------------------------------------
    2,242,000   Biomet Inc.                                              80,398
-------------------------------------------------------------------------------
    4,809,000   Boston Scientific Corp.(1)                              325,665
-------------------------------------------------------------------------------
      659,000   Inamed Corp.(1)                                          56,918
-------------------------------------------------------------------------------
      976,000   Invitrogen Corp.(1)                                      62,064
-------------------------------------------------------------------------------
    6,494,900   Medtronic, Inc.                                         295,973
-------------------------------------------------------------------------------
      435,000   Patterson Dental Co.(1)                                  27,831
-------------------------------------------------------------------------------
    1,522,000   St. Jude Medical, Inc.(1)                                88,520
-------------------------------------------------------------------------------
    2,067,000   Varian Medical Systems, Inc.(1)                         132,164
-------------------------------------------------------------------------------
    2,376,700   Waters Corp.(1)                                          74,700
-------------------------------------------------------------------------------
    1,979,000   Zimmer Holdings Inc.(1)                                 126,280
-------------------------------------------------------------------------------
                                                                      1,432,585
-------------------------------------------------------------------------------

MEDICAL PROVIDERS & SERVICES -- 2.9%
-------------------------------------------------------------------------------
    1,901,000   Accredo Health Inc.(1)                                   60,756
-------------------------------------------------------------------------------
      575,000   AETNA Inc.                                               33,011
-------------------------------------------------------------------------------
      388,000   Express Scripts, Inc. Cl A(1)                            21,309
-------------------------------------------------------------------------------
    1,082,000   HCA Inc.                                                 41,387
-------------------------------------------------------------------------------
    3,325,000   Health Management
                Associates, Inc. Cl A                                    73,649
-------------------------------------------------------------------------------
    1,187,000   Lincare Holdings Inc.(1)                                 46,222
-------------------------------------------------------------------------------
    6,235,000   UnitedHealth Group Incorporated                         317,236
-------------------------------------------------------------------------------
      858,000   Wellpoint Health Networks Inc.(1)                        76,276
-------------------------------------------------------------------------------
                                                                        669,846
-------------------------------------------------------------------------------

MOTOR VEHICLES & PARTS -- 0.6%
-------------------------------------------------------------------------------
      892,000   China Yuchai
                International Limited(1)                                 26,671
-------------------------------------------------------------------------------
    2,388,000   Harley-Davidson, Inc.                                   113,215
-------------------------------------------------------------------------------
                                                                        139,886
-------------------------------------------------------------------------------

OIL SERVICES -- 0.1%
-------------------------------------------------------------------------------
      500,000   Smith International, Inc.(1)                             18,615
-------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
6

Ultra - Schedule of Investments

OCTOBER 31, 2003

Shares                        ($ in Thousands)                          Value
-------------------------------------------------------------------------------

PROPERTY AND CASUALTY INSURANCE -- 3.3%
-------------------------------------------------------------------------------

   4,975,571   American International
               Group, Inc.                                          $   302,664
-------------------------------------------------------------------------------
       2,821   Berkshire Hathaway Inc. Cl A(1)                          219,502
-------------------------------------------------------------------------------
      73,870   Berkshire Hathaway Inc. Cl B(1)                          191,914
-------------------------------------------------------------------------------
     555,000   Progressive Corp.                                         40,959
-------------------------------------------------------------------------------
                                                                        755,039
-------------------------------------------------------------------------------

PUBLISHING -- 1.1%
-------------------------------------------------------------------------------
   1,320,000   Gannett Co., Inc.                                        111,025
-------------------------------------------------------------------------------
   1,969,000   McGraw-Hill
               Companies, Inc. (The)                                    131,825
-------------------------------------------------------------------------------
                                                                        242,850
-------------------------------------------------------------------------------

RESTAURANTS -- 2.8%
-------------------------------------------------------------------------------
   2,639,623   Applebee's International Inc.(2)                          99,012
-------------------------------------------------------------------------------
   2,011,000   Brinker International, Inc.(1)                            64,010
-------------------------------------------------------------------------------
   3,040,000   Cheesecake Factory Inc.(1)(2)                            121,418
-------------------------------------------------------------------------------
   1,435,000   Panera Bread Company Cl A(1)(2)                           57,730
-------------------------------------------------------------------------------
   1,712,000   PF Chang's China Bistro, Inc.(1)(2)                       83,443
-------------------------------------------------------------------------------
   5,695,000   Starbucks Corporation(1)                                 179,962
-------------------------------------------------------------------------------
     887,000   Wendy's International, Inc.                               32,863
-------------------------------------------------------------------------------
                                                                        638,438
-------------------------------------------------------------------------------

SECURITIES & ASSET MANAGEMENT -- 1.4%
-------------------------------------------------------------------------------
     639,000   Goldman Sachs Group, Inc. (The)                           60,002
-------------------------------------------------------------------------------
     286,000   Legg Mason, Inc.                                          23,810
-------------------------------------------------------------------------------
   2,206,000   Merrill Lynch & Co., Inc.                                130,595
-------------------------------------------------------------------------------
   2,713,000   T. Rowe Price Group Inc.                                 111,640
-------------------------------------------------------------------------------
                                                                        326,047
-------------------------------------------------------------------------------

SEMICONDUCTOR -- 8.1%
-------------------------------------------------------------------------------
    2,485,000   Analog Devices, Inc.(1)                                 110,160
-------------------------------------------------------------------------------
    6,110,000   Applied Materials, Inc.(1)                              142,791
-------------------------------------------------------------------------------
   23,193,004   Intel Corp.                                             766,528
-------------------------------------------------------------------------------
    1,120,000   KLA-Tencor Corp.(1)                                      64,210
-------------------------------------------------------------------------------
    1,813,000   Marvell Technology Group Ltd.(1)                         79,536
-------------------------------------------------------------------------------
    2,170,000   Maxim Integrated Products, Inc.                         107,871
-------------------------------------------------------------------------------
    6,940,000   Microchip Technology Inc.                               227,007
-------------------------------------------------------------------------------
    2,649,200   QUALCOMM Inc.                                           125,837
-------------------------------------------------------------------------------
   14,301,920   Taiwan Semiconductor
                Manufacturing Co. Ltd. ADR(1)                           158,179
-------------------------------------------------------------------------------
    2,304,000   Xilinx, Inc.(1)                                          73,037
-------------------------------------------------------------------------------
                                                                      1,855,156
-------------------------------------------------------------------------------

Shares                        ($ in Thousands)                          Value
-------------------------------------------------------------------------------

SPECIALTY STORES -- 5.1%
-------------------------------------------------------------------------------
    2,015,000   Bed Bath & Beyond Inc.(1)                           $    85,114
-------------------------------------------------------------------------------
    1,666,000   Best Buy Co., Inc.(1)                                    97,144
-------------------------------------------------------------------------------
      744,000   CDW Corp.                                                44,677
-------------------------------------------------------------------------------
    8,217,000   Home Depot, Inc.                                        304,605
-------------------------------------------------------------------------------
    2,910,000   Krispy Kreme
                Doughnuts, Inc.(1)(2)                                   126,061
-------------------------------------------------------------------------------
    4,225,000   Lowe's Companies, Inc.                                  248,979
-------------------------------------------------------------------------------
    1,175,000   Michaels Stores, Inc.                                    55,777
-------------------------------------------------------------------------------
    2,794,000   Petsmart Inc.                                            71,554
-------------------------------------------------------------------------------
    3,668,399   Walgreen Co.                                            127,734
-------------------------------------------------------------------------------
                                                                      1,161,645
-------------------------------------------------------------------------------

THRIFTS -- 0.5%
-------------------------------------------------------------------------------
    2,814,000   Washington Mutual, Inc.                                 123,113
-------------------------------------------------------------------------------

TOBACCO -- 0.2%
-------------------------------------------------------------------------------
      740,000   Altria Group Inc.                                        34,410
-------------------------------------------------------------------------------

TRUCKING & SHIPPING & AIR FREIGHT -- 1.7%
-------------------------------------------------------------------------------
      360,000   C.H. Robinson Worldwide, Inc.                            14,105
-------------------------------------------------------------------------------
    2,321,000   Expeditors International
                 of Washington, Inc.                                     87,130
-------------------------------------------------------------------------------
    1,988,000   FedEx Corporation                                       150,611
-------------------------------------------------------------------------------
    1,975,000   United Parcel Service, Inc. Cl B                        143,227
-------------------------------------------------------------------------------
                                                                        395,073
-------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATIONS -- 0.8%
-------------------------------------------------------------------------------
    7,183,000   Nextel Communications, Inc.(1)                          173,828
-------------------------------------------------------------------------------
      114,371   NII Holdings Inc. Cl B(1)                                 8,817
-------------------------------------------------------------------------------
                                                                        182,645
-------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost $16,429,229)                                                   22,566,225
-------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS -- 1.2%

Repurchase Agreement, Morgan Stanley
Group, Inc., (U.S. Treasury obligations),
in a joint trading account at 0.96%,
dated 10/31/03, due 11/03/03
(Delivery value $151,112)                                               151,100
-------------------------------------------------------------------------------
Repurchase Agreement, Goldman Sachs & Co.,
(U.S. Treasury obligations), in a joint trading
account at 0.97%, dated 10/31/03,
due 11/3/03 (Delivery value $112,709)                                   112,700
-------------------------------------------------------------------------------

TOTAL TEMPORARY CASH INVESTMENTS
(Cost $263,800)                                                         263,800
-------------------------------------------------------------------------------

TOTAL INVESTMENT SECURITIES -- 100.0%
(Cost $16,693,029)                                                  $22,830,025
===============================================================================

See Notes to Financial Statements.                                  (continued)

------
7

Ultra - Schedule of Investments

OCTOBER 31, 2003

Principal Amount              ($ in Thousands)                          Value
-------------------------------------------------------------------------------

COLLATERAL RECEIVED
FOR SECURITIES LENDING(3)

REPURCHASE AGREEMENTS
-------------------------------------------------------------------------------
Repurchase Agreement, BNP Paribas Securities
Corp., (U.S. Government Agency obligations),
1.06%, dated 10/31/03, due 11/3/03
(Delivery value $302,669)                                           $   302,642
-------------------------------------------------------------------------------
Repurchase Agreement, Morgan Stanley
Group, Inc., (U.S. Government Agency obligations),
1.07%, dated 10/31/03, due 11/3/03
(Delivery value $175,016)                                               175,000
-------------------------------------------------------------------------------
                                                                        477,642
-------------------------------------------------------------------------------

SHORT-TERM DEBT
-------------------------------------------------------------------------------
     $ 49,957   Bayerische Landesbank
                Girozentrale, VRN, 1.09%, 11/3/03,
                resets daily off the Federal Funds
                rate plus 0.06% with no caps                             49,957
-------------------------------------------------------------------------------
       49,969   Bayerische Landesbank
                Girozentrale, VRN, 1.11%, 11/3/03,
                resets daily off the Federal Funds
                rate plus 0.08% with no caps                             49,969
-------------------------------------------------------------------------------
       10,000   Bear Stearns Companies, Inc.
                Master Note, VRN, 1.24%, 11/3/03                         10,000
-------------------------------------------------------------------------------
       80,000   Blue Heron Funding VII Ltd.,
                Series 2003-7A, Class A2, VRN,
                1.17%, 11/3/03, resets quarterly
                off the Federal Funds rate
                plus 0.17% with no caps                                  80,000
-------------------------------------------------------------------------------
       24,007   Chase Credit Card Master Trust,
                Series 1997-1, Class A, VRN, 1.21%,
                11/17/03, resets monthly off
                the 1-month LIBOR plus 0.09%
                with no caps                                             24,007
-------------------------------------------------------------------------------
       25,003   Citibank Credit Card Issuance
                Trust, Series 2000 A2, VRN,
                1.19%, 11/7/03, resets quarterly
                of the 3-month LIBOR plus 0.05%
                with no caps                                             25,003
-------------------------------------------------------------------------------
       49,912   Dakota Commercial Paper Notes,
                (Citibank Credit Card),
                1.07%, 12/22/03                                          49,912
-------------------------------------------------------------------------------
       40,021   Ford Credit Floorplan Master
                Owner Trust, Series 2001-1,
                Class A, VRN, 1.21%, 11/17/03,
                resets monthly off the 1-month
                LIBOR plus 0.09% with no caps                            40,021
-------------------------------------------------------------------------------
       25,000   Goldman Sachs Group, Inc.,
                VRN, 1.19%, 11/3/03                                      25,000
-------------------------------------------------------------------------------
       62,667   MBNA Master Credit Card Trust II,
                Series 1999 H, Class A, VRN,
                1.36%, 1/15/04, resets quarterly
                off the 3-month LIBOR plus
                0.21% with no caps                                       62,667
-------------------------------------------------------------------------------
       25,000   Metropolitan Life Insurance Co.
                Funding Agreement, VRN,
                1.20%, 11/3/03                                           25,000
-------------------------------------------------------------------------------
      100,000   Morgan Stanley, VRN,
                1.24%, 11/3/03                                          100,000
-------------------------------------------------------------------------------

Principal Amount              ($ in Thousands)                          Value
--------------------------------------------------------------------------------
     $ 74,948   National City Bank of Indiana,
                VRN, 1.12%, 11/3/03, resets
                daily off the Prime rate minus
                2.94% with no caps                                 $     74,948
-------------------------------------------------------------------------------
       49,993   Nordea Bank Finland plc,
                Series YCD, VRN, 1.17%, 11/3/03,
                resets daily off the Prime rate
                minus 2.89% with no caps                                 49,993
-------------------------------------------------------------------------------
      100,000   RACERS(reg.sm),  Series 2000-7,
                Class A3, VRN, 1.32%, 11/3/03,
                resets monthly off the 1-month
                LIBOR plus 0.20% with no caps                           100,000
-------------------------------------------------------------------------------
       15,000   Security Benefit Life Insurance Co.,
                VRN, 1.28%, 11/10/03                                     15,000
-------------------------------------------------------------------------------
       24,981   Societe Generale, VRN, 1.10%,
                11/3/03, resets daily off the
                Federal Funds rate plus 0.07%
                with no caps                                             24,981
-------------------------------------------------------------------------------
      125,000   SPARCS 2003-3, VRN, 1.43%,
                11/25/03, resets quarterly off the
                3-month LIBOR plus 0.30%
                with no caps                                            125,000
-------------------------------------------------------------------------------
       51,020   Superior Wholesale Inventory
                Financing Trust, VRN, 1.21%,
                11/17/03, resets monthly off
                the  1-month LIBOR plus 0.09%
                with no caps                                             51,020
-------------------------------------------------------------------------------
        8,000   Wachovia Bank N.A. Note, VRN,
                1.22%, 11/3/03, resets daily off
                the Federal Funds rate plus
                0.19% with no caps                                        8,000
-------------------------------------------------------------------------------
                                                                        990,478
-------------------------------------------------------------------------------

TOTAL COLLATERAL RECEIVED
FOR SECURITIES LENDING
(Cost $1,468,120)                                                    $1,468,120
===============================================================================

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

LIBOR = London Interbank Offered Rate

RACERS(reg.sm) = Restructured Asset Certificates Enhanced Returns

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

SPARCS = Structured Product Asset Return Certificate Trusts

VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective October 31, 2003.

(1) Non-income producing.

(2) Affiliated Company: the fund's holding represents ownership of 5% or more of the voting securities of the company; therefore, the company is affiliated as defined in the Investment Company Act of 1940. (See Note 5 in
    Notes to Financial Statements.)

(3) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions. (See Note 6 in
    Notes to Financial Statements.)

See Notes to Financial Statements.

------
8

Vista - Performance

TOTAL RETURNS AS OF OCTOBER 31, 2003

                                     ------------------------------
                                         AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------
                                                           SINCE     INCEPTION
                             1 YEAR   5 YEARS  10 YEARS  INCEPTION      DATE
--------------------------------------------------------------------------------
INVESTOR CLASS               29.41%   14.24%     7.87%    10.41%     11/25/1983
--------------------------------------------------------------------------------
RUSSELL MIDCAP GROWTH INDEX  39.30%    4.62%     9.17%       N/A(1)      --
--------------------------------------------------------------------------------
Institutional Class          29.66%   14.44%      --       4.33%     11/14/1996
--------------------------------------------------------------------------------
Advisor Class                29.18%   13.97%      --       2.79%      10/2/1996
--------------------------------------------------------------------------------
C Class                      28.40%     --        --      -1.31%      7/18/2001
--------------------------------------------------------------------------------

(1) Benchmark began 12/31/85.

GROWTH OF $10,000 OVER 10 YEARS

$10,000 investment made October 31, 1993

ONE-YEAR RETURNS OVER 10 YEARS

Periods ended October 31
-----------------------------------------------------------------------------------------------
                1994    1995    1996   1997     1998    1999    2000     2001     2002    2003
-----------------------------------------------------------------------------------------------
Investor Class  4.16%  44.20%   6.96%  0.29%  -31.94%  66.24%  66.16%  -37.48%  -12.90%  29.41%
-----------------------------------------------------------------------------------------------
Russell Midcap
Growth Index    2.54%  24.24%  17.95% 24.61%    2.43%  37.66%  38.67%  -42.78%  -17.61%  39.30%
-----------------------------------------------------------------------------------------------

The charts on the performance page give historical return data for the fund.
Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. Unless otherwise indicated, the charts are based on Investor Class shares; performance for other classes will vary due to differences in fee structures. Past performance does not guarantee future results. None of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

------
9

Vista - Portfolio Commentary

[photo of Glenn Fogle and David Rose]

A portfolio commentary from Glenn Fogle and David Rose, portfolio managers on the Vista investment team.

For the twelve months ended October 31, 2003, Vista gained 29.41%* while its benchmark, the Russell Midcap Growth Index, rose 39.30%.

Investors witnessed a remarkable turnaround in the stock market during the 12 months covered by this report. Intense geopolitical strife, lackluster economic growth, and a murky corporate profit outlook marked the beginning of the period.
In the spring, however, many companies met or exceeded earnings estimates, hostilities in Iraq eased, and fiscal and monetary authorities took steps to inject money into the economy to help power a recovery. Mid- and small-cap growth stocks reasserted themselves in this environment, with the sharpest gains posted by smaller growth companies. From its period low point on March 11 through October 31, the Russell Midcap Growth Index returned 47.66%, erasing its
5.67% decline from October 31, 2002, through March 11, 2003.

Technology stocks headlined the rally, and Vista's technology stake boosted performance. The biggest gains came from the semiconductor industry, where a leading contributor was SanDisk. The company's earnings and revenues accelerated on strong demand for its flash-memory cards, which are used in digital cameras and consumer electronics.

The portfolio's software stake turned in disappointing results. Positions in video-game publishers Electronic Arts and Take-Two Interactive Software declined early in the year. Defense and aerospace companies, such as Northrop Grumman, also fell.

Technology stocks' results were impressive, yet it was investments in the health care sector that generated the portfolio's best performance. Long-time holding
Coventry Health Care, a managed health care company, was a top contributor. The portfolio's management team believed many investors underestimated the company's ability to improve its margins, and their

TOP TEN HOLDINGS
AS OF OCTOBER 31, 2003
--------------------------------------------------------------------------------
                                        % OF FUND             % OF FUND
                                       INVESTMENTS           INVESTMENTS
                                          AS OF                 AS OF
                                        10/31/03               4/30/03
--------------------------------------------------------------------------------
Nextel
Communications, Inc.                      4.4%                  1.5%
--------------------------------------------------------------------------------
Boston Scientific Corp.                   3.9%                  2.6%
--------------------------------------------------------------------------------
W Holding Company, Inc.                   3.7%                  0.7%
--------------------------------------------------------------------------------
AETNA Inc.                                3.5%                  2.0%
--------------------------------------------------------------------------------
SanDisk Corp.                             3.4%                  1.1%
--------------------------------------------------------------------------------
EchoStar
Communications
Corp. Cl A                                3.1%                  1.5%
--------------------------------------------------------------------------------
Coventry Health Care Inc.                 2.7%                  5.3%
--------------------------------------------------------------------------------
Puma AG Rudolf
Dassler Sport ORD                         2.2%                  1.0%
--------------------------------------------------------------------------------
Amphenol Corp. Cl A                       2.2%                  0.5%
--------------------------------------------------------------------------------
XTO Energy Inc.                           2.2%                  0.7%
--------------------------------------------------------------------------------

*All fund returns referenced in this commentary
 are for Investor Class shares.                                     (continued)

------
10

Vista - Portfolio Commentary

judgment was rewarded when Coventry reported strong earnings and raised earnings guidance.

Another strong contributor among the portfolio's health care holdings was Boston
Scientific. This medical device company benefited from strong European sales of its drug-eluting stent, a device used in the treatment of heart disease. The portfolio's generic drug holdings also appreciated as a steady stream of drugs losing patent protection provided a catalyst for profit growth.

However, all was not well in the health care sector, as Triad Hospitals and
Quest Diagnostics, a lab services company, detracted from performance.

Stock selection in the commercial services sector made that area another top contributor to performance. The rise was led by post-secondary education providers that benefited from accelerating enrollment growth. Elsewhere in the portfolio, investments in certain specialty and clothing stores in the consumer cyclical sector also boosted returns. However, a position in video stores hampered results.

Investments in industrial and basic materials companies hurt performance. The main detractor was AGCO, a manufacturer of farm equipment. Additionally, Vista's positions in publishers and broadcast media companies, including Emmis
Communications, weighed on returns.

We are encouraged by the resilience demonstrated by the economy and the stock market during the last 12 months. While it is impossible to be certain that the progress can be sustained, we believe there will be opportunities for companies to grow their profits at accelerating rates. Our focus will be on owning these improving businesses.

TOP FIVE INDUSTRIES
AS OF OCTOBER 31, 2003
--------------------------------------------------------------------------------
                                        % OF FUND            % OF FUND
                                       INVESTMENTS          INVESTMENTS
                                          AS OF                AS OF
                                        10/31/03              4/30/03
--------------------------------------------------------------------------------
Medical Providers
& Services                                9.5%                 17.5%
--------------------------------------------------------------------------------
Semiconductor                             8.5%                  3.3%
--------------------------------------------------------------------------------
Wireless
Telecommunications                        7.6%                  2.7%
--------------------------------------------------------------------------------
Electrical Equipment                      7.2%                  4.3%
--------------------------------------------------------------------------------
Medical Products
& Supplies                                6.9%                  6.2%
--------------------------------------------------------------------------------

TYPES OF INVESTMENTS IN PORTFOLIO
--------------------------------------------------------------------------------
                                         AS OF                 AS OF
                                       10/31/03               4/30/03
--------------------------------------------------------------------------------
U.S. Common Stocks                       84.9%                 84.4%
--------------------------------------------------------------------------------
Foreign Stocks                           11.4%                 11.4%
--------------------------------------------------------------------------------
TOTAL EQUITY EXPOSURE                    96.3%                 95.8%
--------------------------------------------------------------------------------
Temporary Cash
Investments                               3.7%                  4.2%
--------------------------------------------------------------------------------

------
11

Vista - Schedule of Investments

OCTOBER 31, 2003

Shares                        ($ in Thousands)                          Value
-------------------------------------------------------------------------------

COMMON STOCKS -- 96.3%

AIRLINES -- 3.6%
-------------------------------------------------------------------------------
      363,739   Airtran Holdings Inc.(1)                             $    5,896
-------------------------------------------------------------------------------
    1,212,000   America West Holdings
                Corporation Cl B(1)                                      17,477
-------------------------------------------------------------------------------
      894,477   Continental Airlines Inc.(1)                             17,085
-------------------------------------------------------------------------------
      465,000   Northwest Airlines Corporation(1)                         6,366
-------------------------------------------------------------------------------
                                                                         46,824
-------------------------------------------------------------------------------

APPAREL & TEXTILES -- 3.7%
-------------------------------------------------------------------------------
     145,000   K-Swiss Inc. Cl A                                          6,371
-------------------------------------------------------------------------------
     200,000   NIKE, Inc. Cl B                                           12,780
-------------------------------------------------------------------------------
     200,000   Puma AG Rudolf
               Dassler Sport ORD                                         29,054
-------------------------------------------------------------------------------
                                                                         48,205
-------------------------------------------------------------------------------

BANKS -- 4.2%
-------------------------------------------------------------------------------
      150,000   East West BanCorp, Inc.                                   7,364
-------------------------------------------------------------------------------
    2,062,614   W Holding Company, Inc.                                  48,038
-------------------------------------------------------------------------------
                                                                         55,402
-------------------------------------------------------------------------------

BIOTECHNOLOGY -- 4.0%
-------------------------------------------------------------------------------
      355,000   Connetics Corporation(1)                                  6,358
-------------------------------------------------------------------------------
      520,000   MGI Pharma Inc.(1)                                       19,531
-------------------------------------------------------------------------------
    1,675,000   QLT Inc.(1)                                              25,879
-------------------------------------------------------------------------------
                                                                         51,768
-------------------------------------------------------------------------------

CLOTHING STORES -- 1.5%
-------------------------------------------------------------------------------
      360,000   AnnTaylor Stores Corp.(1)                                12,888
-------------------------------------------------------------------------------
      220,000   Hot Topic, Inc.(1)                                        6,316
-------------------------------------------------------------------------------
                                                                         19,204
-------------------------------------------------------------------------------

COMPUTER HARDWARE
& BUSINESS MACHINES -- 4.1%
-------------------------------------------------------------------------------
      540,000   Apple Computer, Inc.(1)                                  12,361
-------------------------------------------------------------------------------
      525,000   Cray, Inc.(1)                                             6,836
-------------------------------------------------------------------------------
    1,430,000   Maxtor Corporation(1)                                    19,547
-------------------------------------------------------------------------------
      335,000   Research In Motion Ltd.(1)                               14,780
-------------------------------------------------------------------------------
                                                                         53,524
-------------------------------------------------------------------------------

COMPUTER SOFTWARE -- 0.9%
-------------------------------------------------------------------------------
      555,000   Pumatech, Inc.(1)                                         3,874
-------------------------------------------------------------------------------
      575,000   Siebel Systems, Inc.(1)                                   7,239
-------------------------------------------------------------------------------
                                                                         11,113
-------------------------------------------------------------------------------

CONSTRUCTION & REAL PROPERTY -- 0.6%
-------------------------------------------------------------------------------
       93,023   MDC Holdings Inc.                                         6,262
-------------------------------------------------------------------------------
       21,580   Pulte Homes Inc.                                          1,867
-------------------------------------------------------------------------------
                                                                          8,129
-------------------------------------------------------------------------------

DEPARTMENT STORES -- 1.5%
-------------------------------------------------------------------------------
      270,000   Neiman Marcus Group, Inc. Cl A(1)                        12,838
-------------------------------------------------------------------------------
      220,000   Nordstrom, Inc.                                           6,708
-------------------------------------------------------------------------------
                                                                         19,546
-------------------------------------------------------------------------------

Shares                        ($ in Thousands)                          Value
-------------------------------------------------------------------------------

DRUGS -- 0.5%
-------------------------------------------------------------------------------
      115,000   Teva Pharmaceutical
                Industries Ltd. ADR                                $      6,542
-------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT -- 7.2%
-------------------------------------------------------------------------------
      424,408   3Com Corp.(1)                                             3,056
-------------------------------------------------------------------------------
      485,000   Amphenol Corp. Cl A(1)                                   28,493
-------------------------------------------------------------------------------
    2,035,000   Lucent Technologies Inc.(1)                               6,512
-------------------------------------------------------------------------------
      135,000   Orbotech, Ltd.(1)                                         3,206
-------------------------------------------------------------------------------
      185,000   Photon Dynamics Inc.(1)                                   6,997
-------------------------------------------------------------------------------
      240,000   Plantronics, Inc.(1)                                      6,674
-------------------------------------------------------------------------------
      205,677   Scientific-Atlanta, Inc.                                  6,088
-------------------------------------------------------------------------------
      277,592   Superconductor Technologies(1)                            1,413
-------------------------------------------------------------------------------
    1,550,000   Tellium Inc.(1)                                           2,511
-------------------------------------------------------------------------------
      715,000   UTStarcom Inc.(1)                                        22,523
-------------------------------------------------------------------------------
      325,000   Viasat Inc.(1)                                            6,380
-------------------------------------------------------------------------------
                                                                         93,853
-------------------------------------------------------------------------------

ENERGY RESERVES & PRODUCTION -- 4.4%
-------------------------------------------------------------------------------
      325,000   Evergreen Resources, Inc.(1)                              8,912
-------------------------------------------------------------------------------
      330,000   Patina Oil & Gas Corp.                                   13,919
-------------------------------------------------------------------------------
      230,035   Tom Brown, Inc.(1)                                        6,216
-------------------------------------------------------------------------------
    1,195,000   XTO Energy Inc.                                          28,285
-------------------------------------------------------------------------------
                                                                         57,332
-------------------------------------------------------------------------------

FINANCIAL SERVICES -- 0.5%
-------------------------------------------------------------------------------
      300,000   ICAP plc ORD                                              7,033
-------------------------------------------------------------------------------

FOREST PRODUCTS & PAPER -- 0.6%
-------------------------------------------------------------------------------
      425,000   Louisiana-Pacific Corp.(1)                                8,084
-------------------------------------------------------------------------------

HOME PRODUCTS -- 2.2%
-------------------------------------------------------------------------------
      335,000   Estee Lauder Companies, Inc. Cl A                        12,526
-------------------------------------------------------------------------------
      165,000   Jarden Corp.(1)                                           6,813
-------------------------------------------------------------------------------
      373,562   Nu Skin Enterprises Inc., Cl A                            5,928
-------------------------------------------------------------------------------
      100,000   USANA Health Sciences Inc.(1)                             3,337
-------------------------------------------------------------------------------
                                                                         28,604
-------------------------------------------------------------------------------

INDUSTRIAL PARTS -- 1.5%
-------------------------------------------------------------------------------
      115,000   Carlisle Companies, Inc.                                  6,595
-------------------------------------------------------------------------------
      210,000   Ingersoll-Rand Company                                   12,684
-------------------------------------------------------------------------------
                                                                         19,279
-------------------------------------------------------------------------------

INDUSTRIAL SERVICES -- 0.5%
-------------------------------------------------------------------------------
      590,000   Labor Ready Inc.(1)                                       6,413
-------------------------------------------------------------------------------

INFORMATION SERVICES -- 3.5%
-------------------------------------------------------------------------------
      195,000   Apollo Group Inc. Cl A(1)                                12,388
-------------------------------------------------------------------------------
      275,000   Career Education Corp.(1)                                14,726
-------------------------------------------------------------------------------
      210,000   Corinthian Colleges, Inc.(1)                             13,003
-------------------------------------------------------------------------------
      945,000   Sapient Corporation(1)                                    5,179
-------------------------------------------------------------------------------
                                                                         45,296
-------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
12

Vista - Schedule of Investments

OCTOBER 31, 2003

Shares                        ($ in Thousands)                          Value
-------------------------------------------------------------------------------

INTERNET -- 0.8%
-------------------------------------------------------------------------------
      200,000   Digital River Inc.(1)                              $      5,476
-------------------------------------------------------------------------------
      180,000   United Online, Inc.(1)                                    5,182
-------------------------------------------------------------------------------
                                                                         10,658
-------------------------------------------------------------------------------

LEISURE -- 1.8%
-------------------------------------------------------------------------------
      290,000   Hasbro, Inc.                                              6,322
-------------------------------------------------------------------------------
      305,000   Leapfrog Enterprises Inc.(1)                             10,544
-------------------------------------------------------------------------------
      165,000   Mandalay Resort Group                                     6,476
-------------------------------------------------------------------------------
                                                                         23,342
-------------------------------------------------------------------------------

MEDIA -- 3.2%
-------------------------------------------------------------------------------
    1,060,000   EchoStar Communications
                Corp. Cl A(1)                                            40,619
-------------------------------------------------------------------------------
           --   KDG Investments Limited
                Partnership (Acquired
                7/7/00-5/15/01,
                Cost $20,000)(1)(2)                                         557
-------------------------------------------------------------------------------
                                                                         41,176
-------------------------------------------------------------------------------

MEDICAL PRODUCTS & SUPPLIES -- 6.9%
-------------------------------------------------------------------------------
      750,000   Boston Scientific Corp.(1)                               50,790
-------------------------------------------------------------------------------
      150,000   Cooper Companies, Inc. (The)                              6,518
-------------------------------------------------------------------------------
      294,320   Inamed Corp.(1)                                          25,420
-------------------------------------------------------------------------------
      380,000   Therasense Inc.(1)                                        6,946
-------------------------------------------------------------------------------
                                                                         89,674
-------------------------------------------------------------------------------

MEDICAL PROVIDERS & SERVICES -- 9.5%
-------------------------------------------------------------------------------
      800,000   AETNA Inc.                                               45,928
-------------------------------------------------------------------------------
      355,000   Anthem, Inc.(1)                                          24,293
-------------------------------------------------------------------------------
      640,000   Coventry Health Care Inc.(1)                             35,040
-------------------------------------------------------------------------------
      195,000   Manor Care, Inc.                                          6,490
-------------------------------------------------------------------------------
      120,000   PacifiCare Health Systems, Inc.(1)                        7,140
-------------------------------------------------------------------------------
      240,000   VCA Antech Inc.(1)                                        6,778
-------------------------------------------------------------------------------
                                                                        125,669
-------------------------------------------------------------------------------

MINING & METALS -- 1.0%
-------------------------------------------------------------------------------
      330,000   Schnitzer Steel Industries Inc.                          12,434
-------------------------------------------------------------------------------

PROPERTY AND CASUALTY INSURANCE -- 2.0%
-------------------------------------------------------------------------------
      165,000   Everest Re Group, Ltd.                                   13,687
-------------------------------------------------------------------------------
      420,000   HCC Insurance Holdings, Inc.                             12,239
-------------------------------------------------------------------------------
                                                                         25,926
-------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUST -- 1.2%
-------------------------------------------------------------------------------
      595,000   Annaly Mortgage Management Inc.                           9,722
-------------------------------------------------------------------------------
      130,000   Chelsea Property Group Inc.                               6,396
-------------------------------------------------------------------------------
                                                                         16,118
-------------------------------------------------------------------------------

Shares                        ($ in Thousands)                          Value
-------------------------------------------------------------------------------

RESTAURANTS -- 1.6%
-------------------------------------------------------------------------------
      145,000   CEC Entertainment Inc.(1)                           $     7,091
-------------------------------------------------------------------------------
      940,000   CKE Restaurants, Inc.(1)                                  6,674
-------------------------------------------------------------------------------
      180,000   Wendy's International, Inc.                               6,669
-------------------------------------------------------------------------------
                                                                         20,434
-------------------------------------------------------------------------------

SECURITIES & ASSET MANAGEMENT -- 1.2%
-------------------------------------------------------------------------------
      210,000   Bear Stearns Companies Inc. (The)                        16,013
-------------------------------------------------------------------------------

SEMICONDUCTOR -- 8.5%
-------------------------------------------------------------------------------
    1,645,000   Advanced Micro Devices, Inc.(1)                          25,004
-------------------------------------------------------------------------------
      635,000   Cirrus Logic Inc.(1)                                      5,182
-------------------------------------------------------------------------------
      205,000   International Rectifier Corp.(1)                          9,785
-------------------------------------------------------------------------------
      470,000   OmniVision Technologies, Inc.(1)                         26,696
-------------------------------------------------------------------------------
      555,000   SanDisk Corp.(1)                                         44,733
-------------------------------------------------------------------------------
                                                                        111,400
-------------------------------------------------------------------------------

SPECIALTY STORES -- 4.5%
-------------------------------------------------------------------------------
      540,000   BJ's Wholesale Club Inc.(1)                              13,873
-------------------------------------------------------------------------------
      475,000   Claire's Stores Inc.                                     18,382
-------------------------------------------------------------------------------
      560,000   Hollywood Entertainment Corp.(1)                          8,512
-------------------------------------------------------------------------------
      215,000   Movie Gallery, Inc.(1)                                    4,446
-------------------------------------------------------------------------------
      160,000   O'Reilly Automotive, Inc.(1)                              6,926
-------------------------------------------------------------------------------
      225,000   Yankee Candle Company Inc.(1)                             6,296
-------------------------------------------------------------------------------
                                                                         58,435
-------------------------------------------------------------------------------

TELEPHONE -- 1.5%
-------------------------------------------------------------------------------
    4,553,406   Covad Communications
                Group Inc.(1)                                            19,944
-------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATIONS -- 7.6%
-------------------------------------------------------------------------------
    2,390,000   Nextel Communications, Inc.(1)                           57,837
-------------------------------------------------------------------------------
    1,475,000   Nextel Partners, Inc. Cl A(1)                            17,730
-------------------------------------------------------------------------------
      309,985   NII Holdings Inc. Cl B(1)                                23,897
-------------------------------------------------------------------------------
                                                                         99,464
-------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost $1,016,788)                                                     1,256,838
-------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS -- 3.7%

Repurchase Agreement, Morgan Stanley
Group, Inc., (U.S. Treasury obligations),
in a joint trading account at 0.96%,
dated 10/31/03, due 11/3/03
(Delivery value $48,104)
(Cost $48,100)                                                           48,100
-------------------------------------------------------------------------------

TOTAL INVESTMENT SECURITIES -- 100.0%
(Cost $1,064,888)                                                    $1,304,938
===============================================================================

See Notes to Financial Statements.                                  (continued)

------
13

Vista - Schedule of Investments

OCTOBER 31, 2003

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS*
--------------------------------------------------------------------------------
                                                      ($ in thousands)
  Contracts to Sell     Settlement Date           Value        Unrealized Gain
--------------------------------------------------------------------------------
   12,290,560 EURO         11/28/03              $14,219            $149
--------------------------------------------------------------------------------
    2,070,000 GBP          11/28/03                3,502              15
--------------------------------------------------------------------------------
                                                 $17,721            $164
                                             ===================================

(Value on Settlement Date $17,885)

*FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS are designed to protect the fund's foreign investments against declines in foreign currencies (also known as hedging). The contracts are called "forward" because they allow the fund to exchange a foreign currency for U.S. dollars on a specific date in the future -- and at a prearranged exchange rate.

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

GBP = Great British Pound

ORD = Foreign Ordinary Share

(1) Non-income producing.

(2) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at October 31, 2003, was $557 (in thousands), which was less than 0.05% of net assets.

See Notes to Financial Statements.

------
14

Statement of Assets and Liabilities

OCTOBER 31, 2003
--------------------------------------------------------------------------------
(Amounts In Thousands Except Per-Share Amounts)      ULTRA            VISTA
--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investment securities -- unaffiliated,
at value (cost of $15,770,475 and
$1,064,888, respectively) - including
securities on loan valued at $899,366
and $ --, respectively                            $21,628,545       $1,304,938
---------------------------------------------
Investment securities -- affiliated,
at value (cost of $922,554 and $ --,
respectively) -- including securities on loan
valued at $525,500 and $ --, respectively           1,201,480               --
---------------------------------------------
Collateral received on securities loaned,
at value (cost of $1,468,120 and
$--, respectively)                                  1,468,120               --
---------------------------------------------
Cash                                                      502               --
---------------------------------------------
Receivable for forward foreign
currency exchange contracts                                --              164
---------------------------------------------
Receivable for investments sold                       108,228           49,538
---------------------------------------------
Receivable for capital shares sold                        990               56
---------------------------------------------
Dividends and interest receivable                      15,159              159
--------------------------------------------------------------------------------
                                                   24,423,024        1,354,855
--------------------------------------------------------------------------------

LIABILITIES
--------------------------------------------------------------------------------
Payable for collateral received
on securities loaned                                1,468,120               --
---------------------------------------------
Disbursements in excess
of demand deposit cash                                     --              957
---------------------------------------------
Payable for investments purchased                     126,788           60,926
---------------------------------------------
Accrued management fees                                18,679            1,054
---------------------------------------------
Distribution fees payable                                 134                4
---------------------------------------------
Service fees payable                                      133                4
--------------------------------------------------------------------------------
                                                    1,613,854           62,945
--------------------------------------------------------------------------------

NET ASSETS                                        $22,809,170       $1,291,910
================================================================================

See Notes to Financial Statements.                                  (continued)

------
15

Statement of Assets and Liabilities

OCTOBER 31, 2003
--------------------------------------------------------------------------------
(Amounts In Thousands Except Per-Share Amounts)      ULTRA            VISTA
--------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------
Capital (par value and paid-in surplus)           $20,461,040       $1,453,729
---------------------------------------------
Accumulated net investment loss                            --             (164)
---------------------------------------------
Accumulated net realized loss on investment
and foreign currency transactions                  (3,788,866)        (401,869)
---------------------------------------------
Net unrealized appreciation on investments
and translation of assets and liabilities
in foreign currencies                               6,136,996          240,214
--------------------------------------------------------------------------------
                                                  $22,809,170       $1,291,910
================================================================================

INVESTOR CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)
--------------------------------------------------------------------------------
Net assets                                    $21,341,457,738   $1,240,339,851
---------------------------------------------
Shares outstanding                                820,529,223      103,578,600
---------------------------------------------
Net asset value per share                              $26.01           $11.97
--------------------------------------------------------------------------------

INSTITUTIONAL CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)
--------------------------------------------------------------------------------
Net assets                                       $822,333,293      $34,177,386
---------------------------------------------
Shares outstanding                                 31,363,328        2,821,180
---------------------------------------------
Net asset value per share                              $26.22           $12.11
--------------------------------------------------------------------------------

ADVISOR CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)
--------------------------------------------------------------------------------
Net assets                                       $643,144,022      $17,059,890
---------------------------------------------
Shares outstanding                                 24,957,593        1,442,731
---------------------------------------------
Net asset value per share                              $25.77           $11.82
--------------------------------------------------------------------------------

C CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)
--------------------------------------------------------------------------------
Net assets                                         $2,232,250         $332,776
---------------------------------------------
Shares outstanding                                     87,316           28,414
---------------------------------------------
Net asset value per share                              $25.57           $11.71
--------------------------------------------------------------------------------

R CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)
--------------------------------------------------------------------------------
Net assets                                             $2,625              N/A
---------------------------------------------
Shares outstanding                                        101              N/A
---------------------------------------------
Net asset value per share                              $25.99              N/A
--------------------------------------------------------------------------------

See Notes to Financial Statements.

------
16

Statement of Operations

YEAR ENDED OCTOBER 31, 2003
--------------------------------------------------------------------------------
(Amounts In Thousands)                               ULTRA            VISTA
--------------------------------------------------------------------------------
INVESTMENT LOSS
--------------------------------------------------------------------------------
INCOME:
---------------------------------------------
Dividends (including $158 from affiliates
in Ultra and net of foreign taxes withheld
of $910 and $66, respectively)                     $  181,908         $  4,013
---------------------------------------------
Interest                                                2,423              484
---------------------------------------------
Securities lending                                      2,014               --
--------------------------------------------------------------------------------
                                                      186,345            4,497
--------------------------------------------------------------------------------

EXPENSES:
---------------------------------------------
Management fees                                       200,109           10,438
---------------------------------------------
Distribution fees:
---------------------------------------------
  Advisor Class                                         1,214               32
---------------------------------------------
  C Class                                                   8                1
---------------------------------------------
Service fees:
---------------------------------------------
  Advisor Class                                         1,214               32
---------------------------------------------
  C Class                                                   3               --
---------------------------------------------
Service and distribution fees -- R Class                   --               --
---------------------------------------------
Directors' fees and expenses                              308               16
---------------------------------------------
Other expenses                                            131               14
--------------------------------------------------------------------------------
                                                      202,987           10,533
--------------------------------------------------------------------------------

NET INVESTMENT LOSS                                   (16,642)          (6,036)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON:
---------------------------------------------
Investment transactions (including $(19,912)
from affiliates in Ultra)                            (143,036)         102,149
---------------------------------------------
Foreign currency transactions                              --             (712)
--------------------------------------------------------------------------------
                                                     (143,036)         101,437
--------------------------------------------------------------------------------

CHANGE IN NET UNREALIZED APPRECIATION ON:
---------------------------------------------
Investments                                         3,892,939          193,262
---------------------------------------------
Translation of assets and liabilities
in foreign currencies                                      --              164
--------------------------------------------------------------------------------
                                                    3,892,939          193,426
--------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN                    3,749,903          294,863
--------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                          $3,733,261         $288,827
================================================================================

See Notes to Financial Statements.

------
17

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2003 AND OCTOBER 31, 2002
-----------------------------------------------------------------------------------------------------
(Amounts In Thousands)                                 ULTRA                         VISTA
-----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                2003         2002              2003        2002
-----------------------------------------------------------------------------------------------------
OPERATIONS
-----------------------------------------------------------------------------------------------------
Net investment income (loss)                $   (16,642)   $    58,973     $   (6,036)   $   (4,111)
------------------------------------------
Net realized gain (loss)                       (143,036)    (2,576,285)       101,437      (122,681)
------------------------------------------
Change in net unrealized appreciation         3,892,939       (526,167)       193,426       (25,231)
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                     3,733,261     (3,043,479)       288,827      (152,023)
-----------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
-----------------------------------------------------------------------------------------------------
From net investment income:
------------------------------------------
  Investor Class                                (53,614)            --             --            --
------------------------------------------
  Institutional Class                            (2,704)            --             --            --
------------------------------------------
  Advisor Class                                    (160)            --             --            --
-----------------------------------------------------------------------------------------------------
Decrease in net assets from distributions       (56,478)            --             --            --
-----------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
-----------------------------------------------------------------------------------------------------
Net decrease in net assets
from capital share transactions                (432,605)    (2,982,124)       (11,897)     (114,538)
-----------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS         3,244,178     (6,025,603)       276,930      (266,561)

NET ASSETS
-----------------------------------------------------------------------------------------------------
Beginning of period                          19,564,992     25,590,595      1,014,980     1,281,541
-----------------------------------------------------------------------------------------------------
End of period                               $22,809,170    $19,564,992     $1,291,910    $1,014,980
=====================================================================================================

Accumulated undistributed
net investment income (loss)                         --        $55,091          $(164)           --
=====================================================================================================

See Notes to Financial Statements.

------
18

Notes to Financial Statements

OCTOBER 31, 2003 (Amounts In Thousands)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. Ultra Fund (Ultra) and Vista Fund
(Vista) (collectively, the funds) are two funds in a series issued by the corporation. The funds are diversified under the 1940 Act. The funds' investment objective is to seek long-term capital growth. The funds pursue this objective by investing primarily in equity securities. Ultra generally invests in equity securities of large companies, but may invest in companies of any size. Vista generally invests in companies that are medium-sized and smaller, but may invest in companies of any size. The following is a summary of the funds' significant accounting policies.

MULTIPLE CLASS -- Ultra is authorized to issue the Investor Class, the
Institutional Class, the Advisor Class, the C Class and the R Class. Vista is
authorized to issue the Investor Class, the Institutional Class, the Advisor
Class and the C Class. The C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and shareholder servicing and distribution expenses and arrangements. All shares of each fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets. Sale of the R Class for Ultra commenced on
August 29, 2003.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes are valued through a commercial pricing service. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the
Board of Directors.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

SECURITIES ON LOAN -- Ultra may lend portfolio securities through its lending agent to certain approved borrowers in order to earn additional income. Ultra continues to recognize any gain or loss in the market price of the securities loaned and records any interest earned or dividends declared.

FUTURES CONTRACTS -- The funds may enter into futures contracts in order to manage the funds' exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the funds are required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the funds. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The funds recognize a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

                                                                    (continued)

------
19

Notes to Financial Statements

OCTOBER 31, 2003 (Amounts In Thousands)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The funds record the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The funds may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the funds exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that the funds investment manager, American Century Investment
Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

INCOME TAX STATUS -- It is each fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code.
Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

                                                                    (continued)

------
20

Notes to Financial Statements

OCTOBER 31, 2003 (Amounts In Thousands)

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee per class.
The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly in arrears based on each class's pro rata share of each fund's average daily closing net assets during the previous month.

The annual management fee for Vista is 1.00%, 0.80%, 0.75%, and 1.00% for the
Investor, Institutional, Advisor, and C Classes, respectively.

The annual management fee schedule for each class of Ultra is as follows:

                         INVESTOR   INSTITUTIONAL   ADVISOR      C         R
                          CLASS         CLASS        CLASS     CLASS     CLASS
--------------------------------------------------------------------------------
FUND AVERAGE NET ASSETS
--------------------------------------------------------------------------------
First $20 billion         1.000%       0.800%       0.750%    1.000%    1.000%
--------------------------------------------------------------------------------
More than $20 billion
to $30 billion            0.950%       0.750%       0.700%    0.950%    0.950%
--------------------------------------------------------------------------------
More than $30 billion
to $40 billion            0.925%       0.725%       0.675%    0.925%    0.925%
--------------------------------------------------------------------------------
Over $40 billion          0.900%       0.700%       0.650%    0.900%    0.900%
--------------------------------------------------------------------------------

For the year ended October 31, 2003, the effective annual management fee for
Ultra was 1.00%, 0.80%, 0.75%, 1.00% and 1.00% for the Investor Class,
Institutional Class, Advisor Class, C Class and R Class, respectively.

DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a Master
Distribution and Shareholder Services Plan for the Advisor Class (the Advisor
Class plan) and a separate Master Distribution and Individual Shareholder
Services Plan for each of the C Class and R Class (collectively with the Advisor
Class Plan, the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the Advisor Class and C Class will pay American Century Investment
Services, Inc. (ACIS) the following annual distribution and service fees:

--------------------------------------------------------------------------------
                                       ADVISOR                     C
--------------------------------------------------------------------------------
Distribution Fee                        0.25%                    0.75%
--------------------------------------------------------------------------------
Service Fee                             0.25%                    0.25%
--------------------------------------------------------------------------------

The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed daily and paid monthly in arrears based on each class's average daily closing net assets during the previous month. The distribution fee provides compensation for expenses incurred in connection with distributing shares of the classes including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by
ACIS, its affiliates or independent third party providers for Advisor Class shares and for individual shareholder services rendered by broker/dealers or other independent financial intermediaries for C Class and R Class shares. Fees incurred under the plans during the year ended October 31, 2003, are detailed in the Statement of Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment manager, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services Corporation.

During the year ended October 31, 2003, the funds invested in a money market fund for temporary purposes, which was managed by J.P. Morgan Investment
Management, Inc. (JPMIM). JPMIM is a wholly owned subsidiary of J.P. Morgan
Chase & Co. (JPM). JPM is an equity investor in ACC. The funds have a bank line of credit agreement with JPMorgan Chase Bank (JPMCB). Ultra has a securities lending agreement with JPMCB. JPMCB is a wholly owned subsidiary of
JPM.

                                                                    (continued)

------
21

Notes to Financial Statements

OCTOBER 31, 2003 (Amounts In Thousands)

3. INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the year ended
October 31, 2003, were as follows:

--------------------------------------------------------------------------------
                                          ULTRA                  VISTA
--------------------------------------------------------------------------------
Purchases                              $16,576,693            $2,845,426
--------------------------------------------------------------------------------
Proceeds from sales                    $16,693,926            $2,889,517
--------------------------------------------------------------------------------

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the funds were as follows:

----------------------------------------------------------------------------------------------------------
                                                      ULTRA                          VISTA
----------------------------------------------------------------------------------------------------------
                                             SHARES          AMOUNT          SHARES          AMOUNT
----------------------------------------------------------------------------------------------------------
INVESTOR CLASS
----------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2003
SHARES AUTHORIZED                           3,500,000                       800,000
==========================================================================================================
Sold                                           92,700     $ 2,113,606        22,570          $ 230,280
------------------------------------------
Issued in reinvestment of distributions         2,406          51,578            --                 --
------------------------------------------
Redeemed                                     (127,225)     (2,895,165)      (23,437)          (231,251)
----------------------------------------------------------------------------------------------------------
Net decrease                                  (32,119)    $  (729,981)         (867)        $     (971)
==========================================================================================================

YEAR ENDED OCTOBER 31, 2002
SHARES AUTHORIZED                           3,500,000                       800,000
==========================================================================================================
Sold                                           92,545     $ 2,336,463        25,893          $ 275,275
------------------------------------------
Redeemed                                     (218,852)     (5,400,681)      (36,565)          (386,828)
----------------------------------------------------------------------------------------------------------
Net decrease                                 (126,307)    $(3,064,218)      (10,672)         $(111,553)
==========================================================================================================

INSTITUTIONAL CLASS
----------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2003
SHARES AUTHORIZED                             200,000                        80,000
==========================================================================================================
Sold                                           11,823       $ 269,361         1,717           $ 17,138
------------------------------------------
Issued in reinvestment of distributions           125           2,698            --                 --
------------------------------------------
Redeemed                                       (5,854)       (133,646)       (2,937)           (30,319)
----------------------------------------------------------------------------------------------------------
Net increase (decrease)                         6,094       $ 138,413        (1,220)          $(13,181)
==========================================================================================================

YEAR ENDED OCTOBER 31, 2002
SHARES AUTHORIZED                             200,000                        80,000
==========================================================================================================
Sold                                           11,571       $ 310,979         2,107           $ 22,418
------------------------------------------
Redeemed                                       (9,814)       (246,483)       (2,372)           (25,355)
----------------------------------------------------------------------------------------------------------
Net increase (decrease)                         1,757       $  64,496          (265)          $ (2,937)
==========================================================================================================

                                                                    (continued)

------
22

Notes to Financial Statements

OCTOBER 31, 2003 (Amounts In Thousands)

4. CAPITAL SHARE TRANSACTIONS (CONTINUED)

----------------------------------------------------------------------------------------------------------
                                                      ULTRA                          VISTA
----------------------------------------------------------------------------------------------------------
                                             SHARES          AMOUNT          SHARES          AMOUNT
----------------------------------------------------------------------------------------------------------
ADVISOR CLASS
----------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2003
SHARES AUTHORIZED                             300,000                       210,000
==========================================================================================================
Sold                                           12,734       $ 291,379           732            $ 7,054
------------------------------------------
Issued in reinvestment of distributions             7             158            --                 --
------------------------------------------
Redeemed                                       (5,909)       (134,079)         (528)            (4,976)
----------------------------------------------------------------------------------------------------------
Net increase                                    6,832       $ 157,458           204            $ 2,078
==========================================================================================================

YEAR ENDED OCTOBER 31, 2002
SHARES AUTHORIZED                             300,000                       210,000
==========================================================================================================
Sold                                            6,651       $ 165,720         1,311           $ 14,026
------------------------------------------
Redeemed                                       (6,063)       (148,584)       (1,336)           (14,189)
----------------------------------------------------------------------------------------------------------
Net increase (decrease)                           588       $  17,136           (25)        $     (163)
==========================================================================================================

C CLASS
----------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2003
SHARES AUTHORIZED                             100,000                       100,000
==========================================================================================================
Sold                                               73          $1,704            17               $180
------------------------------------------
Redeemed                                           (9)           (201)           (1)                (3)
----------------------------------------------------------------------------------------------------------
Net increase                                       64          $1,503            16               $177
==========================================================================================================

YEAR ENDED OCTOBER 31, 2002
SHARES AUTHORIZED                             100,000                       100,000
==========================================================================================================
Sold                                               24            $560            12               $115
------------------------------------------
Redeemed                                           (5)            (98)           --                 --
----------------------------------------------------------------------------------------------------------
Net increase                                       19            $462            12               $115
==========================================================================================================

R CLASS
----------------------------------------------------------------------------------------------------------
PERIOD ENDED OCTOBER 31, 2003(1)
SHARES AUTHORIZED                              50,000                           N/A
==========================================================================================================
Sold                                                --              $2
==========================================================================================================

(1) August 29, 2003 (commencement of sale) through October 31, 2003 for Ultra.

                                                                    (continued)

------
23

Notes to Financial Statements

OCTOBER 31, 2003 (Amounts In Thousands)

5. AFFILIATED COMPANY TRANSACTIONS (SHARES IN FULL)

If a fund's holding represents ownership of 5% or more of the voting securities of a company, the company is affiliated as defined in the 1940 Act. A summary of transactions for each company which is or was an affiliate at or during the year ended October 31, 2003 follows:

-------------------------------------------------------------------------------------------------------------
                   SHARE BALANCE   PURCHASE    SALES    REALIZED     DIVIDEND             10/31/03
FUND/COMPANY         10/31/02        COST      COST    GAIN (LOSS)    INCOME    SHARE BALANCE   MARKET VALUE
-------------------------------------------------------------------------------------------------------------
ULTRA
-------------------------------------------------------------------------------------------------------------
Affiliated
Managers
Group Inc.(1)(2)     1,050,000     $     --   $64,413   $(21,877)      $ --             --       $       --
-------------------
Accredo
Health Inc.(1)(2)           --       54,775     9,999      1,251                 1,901,000(3)        60,756
-------------------
Applebee's
International Inc.   2,639,623           --        --         --        158      2,639,623           99,012
-------------------
Checkfree Corp.(1)          --      135,977        --         --         --      5,736,600          157,929
-------------------
Cheesecake
Factory Inc.(1)        418,000       85,710        --         --         --      3,040,000          121,418
-------------------
Chico's
FAS, Inc.(1)         2,425,000       50,871        --         --         --      4,871,000          182,857
-------------------
Corinthian
Colleges, Inc.(1)           --      102,446        --         --         --      2,396,000          148,360
-------------------
Krispy Kreme
Doughnuts, Inc.(1)          --      109,094        --         --         --      2,910,000          126,061
-------------------
Netflix Inc.(1)             --       58,926        --         --         --      1,266,000           72,542
-------------------
Panera Bread
Company Cl A(1)             --       62,538        --         --         --      1,435,000           57,730
-------------------
PF Chang's China
Bistro, Inc.(1)             --       69,138     6,375        714         --      1,712,000           83,443
-------------------
Sina Corp.(1)               --       89,211        --         --         --      2,727,000          105,344
-------------------
TiVo Inc.(1)                --       63,243        --         --         --      5,833,400           46,784
-------------------------------------------------------------------------------------------------------------
                                   $881,929   $80,787   $(19,912)      $158                      $1,262,236
=============================================================================================================

(1) Non-income producing.

(2) Issuer was not an affiliate at October 31, 2003.

(3) Includes adjustments for shares received from a stock split and/or stock spinoff during the period.

6. SECURITIES LENDING

As of October 31, 2003, securities in Ultra valued at $1,424,866 were on loan through the lending agent, JPMCB, to certain approved borrowers. JPMCB receives and maintains collateral in the form of cash, and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments. The total value of all collateral received for Ultra, at this date, was $1,468,120. The fund's risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the fund may be delayed or limited.

7. BANK LINE OF CREDIT

The funds, along with certain other funds managed by ACIM, have a $620 million unsecured bank line of credit agreement with JPMCB, which was renewed from $650 million effective December 17, 2002. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The funds did not borrow from the line during the year ended October 31, 2003.

                                                                    (continued)

------
24

Notes to Financial Statements

OCTOBER 31, 2003 (Amounts In Thousands)

8. FEDERAL TAX INFORMATION

The tax character of distributions paid during the years ended October 31, 2003 and October 31, 2002 were as follows:

--------------------------------------------------------------------------------
                                          ULTRA                   VISTA
--------------------------------------------------------------------------------
                                     2003       2002         2003       2002
--------------------------------------------------------------------------------
DISTRIBUTIONS PAID FROM
--------------------------------------------------------------------------------
Ordinary income                    $56,478       --           --         --
--------------------------------------------------------------------------------
Long-term capital gains               --         --           --         --
--------------------------------------------------------------------------------

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts.

As of October 31, 2003, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

                                                         ULTRA         VISTA
--------------------------------------------------------------------------------
COMPONENTS OF DISTRIBUTABLE EARNINGS AND TAX COST
--------------------------------------------------------------------------------
Federal tax cost of investments                       $16,869,726   $1,068,508
================================================================================
Gross tax appreciation of investments                  $6,073,966     $262,140
----------------------------------------------------
Gross tax depreciation of investments                    (113,667)     (25,710)
--------------------------------------------------------------------------------
Net tax appreciation of investments                    $5,960,299     $236,430
================================================================================
Net tax appreciation of derivatives and translation
of assets and liabilities in foreign currencies                --           --
--------------------------------------------------------------------------------
Net tax appreciation                                   $5,960,299     $236,430
================================================================================
Undistributed ordinary income                                  --           --
----------------------------------------------------
Accumulated capital losses                            $(3,612,168)   $(398,250)
--------------------------------------------------------------------------------

The difference between book-basis and tax-basis cost and unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on certain forward foreign currency contracts.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers for Ultra and Vista expire in
2009 through 2011, and 2009 through 2010, respectively.

9. OTHER TAX INFORMATION (UNAUDITED)

The following information is provided pursuant to provisions of the Internal
Revenue Code.

For corporate taxpayers, 0.00% of the ordinary income distributions paid by
Ultra during the fiscal year ended October 31, 2003, qualify for the corporate dividends received deduction.

------
25

Ultra - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31
---------------------------------------------------------------------------------------------------
                                                              INVESTOR CLASS
---------------------------------------------------------------------------------------------------
                                              2003      2002        2001        2000        1999
---------------------------------------------------------------------------------------------------
PER-SHARE DATA
---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $21.83     $25.09      $41.45      $38.97      $31.06
---------------------------------------------------------------------------------------------------
Income From Investment Operations
------------------------------------------
  Net Investment Income (Loss)(1)            (0.02)      0.06       (0.06)      (0.28)      (0.14)
------------------------------------------
  Net Realized and Unrealized Gain (Loss)     4.26      (3.32)     (11.89)       4.14       11.17
---------------------------------------------------------------------------------------------------
  Total From Investment Operations            4.24      (3.26)     (11.95)       3.86       11.03
---------------------------------------------------------------------------------------------------
Distributions
------------------------------------------
  From Net Investment Income                 (0.06)       --          --          --          --
------------------------------------------
  From Net Realized Gains                      --         --        (4.41)      (1.38)      (3.12)
---------------------------------------------------------------------------------------------------
  Total Distributions                        (0.06)       --        (4.41)      (1.38)      (3.12)
---------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $26.01     $21.83      $25.09      $41.45      $38.97
===================================================================================================
  TOTAL RETURN(2)                            19.50%    (12.99)%    (31.44)%      9.81%      37.94%

RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                         1.00%       0.99%       0.98%      0.99%       1.00%
------------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                       (0.09)%       0.24%     (0.18)%    (0.64)%     (0.39)%
------------------------------------------
Portfolio Turnover Rate                         82%         92%         86%        62%         42%
------------------------------------------
Net Assets, End of Period (in millions)     $21,341     $18,616     $24,560    $38,461     $35,752
---------------------------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset value to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
26

Ultra - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31
---------------------------------------------------------------------------------------------------
                                                             INSTITUTIONAL CLASS
---------------------------------------------------------------------------------------------------
                                              2003       2002        2001       2000        1999
---------------------------------------------------------------------------------------------------
PER-SHARE DATA
---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $22.02     $25.24      $41.65      $39.13      $31.12
---------------------------------------------------------------------------------------------------
Income From Investment Operations
------------------------------------------
  Net Investment Income (Loss)(1)             0.02       0.11        0.01       (0.20)      (0.09)
------------------------------------------
  Net Realized and Unrealized Gain (Loss)     4.29      (3.33)     (11.94)       4.10       11.22
---------------------------------------------------------------------------------------------------
  Total From Investment Operations            4.31      (3.22)     (11.93)       3.90       11.13
---------------------------------------------------------------------------------------------------
Distributions
------------------------------------------
  From Net Investment Income                 (0.11)       --          --          --          --
------------------------------------------
  From Net Realized Gains                      --         --        (4.48)      (1.38)      (3.12)
---------------------------------------------------------------------------------------------------
  Total Distributions                        (0.11)       --        (4.48)      (1.38)      (3.12)
---------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $26.22     $22.02      $25.24      $41.65      $39.13
===================================================================================================
  TOTAL RETURN(2)                            19.66%    (12.76)%    (31.25)%      9.87%      38.21%

RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                         0.80%       0.79%       0.78%      0.79%       0.80%
------------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                         0.11%       0.44%       0.02%    (0.44)%     (0.19)%
------------------------------------------
Portfolio Turnover Rate                         82%         92%         86%        62%         42%
------------------------------------------
Net Assets, End of Period (in thousands)   $822,333    $556,316    $593,436   $763,304    $186,025
---------------------------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset value to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

 See Notes to Financial Statements.

------
27

Ultra - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31
---------------------------------------------------------------------------------------------------
                                                               ADVISOR CLASS
---------------------------------------------------------------------------------------------------
                                              2003       2002        2001        2000        1999
---------------------------------------------------------------------------------------------------
PER-SHARE DATA
---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $21.62     $24.92      $41.23      $38.80      $31.00
---------------------------------------------------------------------------------------------------
Income From Investment Operations
------------------------------------------
  Net Investment Loss(1)                     (0.08)      --(2)      (0.13)      (0.40)      (0.23)
------------------------------------------
  Net Realized and Unrealized Gain (Loss)     4.24      (3.30)     (11.87)       4.21       11.15
---------------------------------------------------------------------------------------------------
  Total From Investment Operations            4.16      (3.30)     (12.00)       3.81       10.92
---------------------------------------------------------------------------------------------------
Distributions
------------------------------------------
  From Net Investment Income                 (0.01)       --          --          --          --
------------------------------------------
  From Net Realized Gains                      --         --        (4.31)      (1.38)      (3.12)
---------------------------------------------------------------------------------------------------
  Total Distributions                        (0.01)       --        (4.31)      (1.38)      (3.12)
---------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $25.77     $21.62      $24.92      $41.23      $38.80
===================================================================================================
  TOTAL RETURN(3)                            19.24%    (13.24)%    (31.69)%      9.72%      37.63%

RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                         1.25%       1.24%       1.23%      1.24%       1.25%
------------------------------------------
Ratio of Net Investment Loss
to Average Net Assets                       (0.34)%     (0.01)%     (0.43)%    (0.89)%     (0.64)%
------------------------------------------
Portfolio Turnover Rate                         82%         92%         86%        62%         42%
------------------------------------------
Net Assets, End of Period (in thousands)   $643,144    $391,968    $437,024   $521,187    $247,814
---------------------------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Per-share amount was less than $0.005.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset value to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
28

Ultra - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)
--------------------------------------------------------------------------------
                                                       C CLASS
--------------------------------------------------------------------------------
                                              2003       2002         2001(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $21.59     $25.09        $25.53
--------------------------------------------------------------------------------
Income From Investment Operations
------------------------------------------
  Net Investment Loss(2)                     (0.26)      (0.19)         --(3)
------------------------------------------
  Net Realized and Unrealized Gain (Loss)     4.24       (3.31)        (0.44)
--------------------------------------------------------------------------------
  Total From Investment Operations            3.98       (3.50)        (0.44)
--------------------------------------------------------------------------------
Net Asset Value, End of Period               $25.57     $21.59        $25.09
================================================================================
  TOTAL RETURN(4)                            18.43%     (13.95)%       (1.72)%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                         2.00%        1.99%      1.99%(5)
------------------------------------------
Ratio of Net Investment Loss
to Average Net Assets                       (1.09)%      (0.76)%    (3.10)%(5)
------------------------------------------
Portfolio Turnover Rate                         82%          92%        86%(6)
------------------------------------------
Net Assets, End of Period (in thousands)     $2,232         $502           $95
--------------------------------------------------------------------------------

(1) October 29, 2001 (commencement of sale) through October 31, 2001.

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
    Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset value to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2001.

See Notes to Financial Statements.

------
29

Ultra - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED
--------------------------------------------------------------------------------
                                                                       R CLASS
--------------------------------------------------------------------------------
                                                                       2003(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $24.87
--------------------------------------------------------------------------------
Income From Investment Operations
------------------------------------------------------------------
  Net Investment Loss(2)                                                (0.04)
------------------------------------------------------------------
  Net Realized and Unrealized Gain                                       1.16
--------------------------------------------------------------------------------
  Total From Investment Operations                                       1.12
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $25.99
================================================================================
  TOTAL RETURN(3)                                                        4.50%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets                     1.50%(4)
------------------------------------------------------------------
Ratio of Net Investment Loss to Average Net Assets                  (0.81)%(4)
------------------------------------------------------------------
Portfolio Turnover Rate                                                 82%(5)
------------------------------------------------------------------
Net Assets, End of Period (in thousands)                                    $3
--------------------------------------------------------------------------------

(1)  August 29, 2003 (commencement of sale) through October 31, 2003.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total return  assumes  reinvestment  of net  investment  income and capital gains  distributions,  if any. Total returns for periods less than one year are not  annualized.  The total  return of the  classes  may not  precisely reflect the class expense  differences because of the impact of calculating the net  asset  value to two  decimal  places.  If net  asset  values  were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance  with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4)  Annualized.

(5)  Portfolio  turnover is calculated at the fund level.  Percentage  indicated
     was calculated for the year ended October 31, 2003.

See Notes to Financial Statements.

------
30

Vista - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31
---------------------------------------------------------------------------------------------------
                                                              INVESTOR CLASS
---------------------------------------------------------------------------------------------------
                                             2003       2002        2001        2000        1999
---------------------------------------------------------------------------------------------------
PER-SHARE DATA
---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $9.25     $10.62      $24.37      $15.41       $9.27
---------------------------------------------------------------------------------------------------
Income From Investment Operations
------------------------------------------
  Net Investment Loss(1)                     (0.06)     (0.04)      (0.04)      (0.16)      (0.05)
------------------------------------------
  Net Realized and Unrealized Gain (Loss)     2.78      (1.33)      (7.38)      10.07        6.19
---------------------------------------------------------------------------------------------------
  Total From Investment Operations            2.72      (1.37)      (7.42)       9.91        6.14
---------------------------------------------------------------------------------------------------
Distributions
------------------------------------------
  From Net Realized Gains                     --         --         (6.33)      (0.95)        --
---------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $11.97      $9.25      $10.62      $24.37      $15.41
===================================================================================================
  TOTAL RETURN(2)                            29.41%    (12.90)%    (37.48)%     66.16%      66.24%

RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                         1.00%       1.00%       1.00%      1.00%       1.00%
------------------------------------------
Ratio of Net Investment Loss
to Average Net Assets                       (0.57)%     (0.34)%     (0.31)%    (0.65)%     (0.40)%
------------------------------------------
Portfolio Turnover Rate                        280%        293%        290%       135%        187%
------------------------------------------
Net Assets, End of Period (in millions)      $1,240        $966      $1,222     $2,345      $1,146
---------------------------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset value to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
31

Vista - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31
---------------------------------------------------------------------------------------------------
                                                             INSTITUTIONAL CLASS
---------------------------------------------------------------------------------------------------
                                              2003      2002        2001        2000        1999
---------------------------------------------------------------------------------------------------
PER-SHARE DATA
---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $9.34     $10.70      $24.50      $15.51       $9.32
---------------------------------------------------------------------------------------------------
Income From Investment Operations
------------------------------------------
  Net Investment Loss(1)                     (0.03)     (0.02)      (0.02)      (0.11)      (0.04)
------------------------------------------
  Net Realized and Unrealized Gain (Loss)     2.80      (1.34)      (7.41)      10.09        6.23
---------------------------------------------------------------------------------------------------
  Total From Investment Operations            2.77      (1.36)      (7.43)       9.98        6.19
---------------------------------------------------------------------------------------------------
Distributions
------------------------------------------
  From Net Realized Gains                      --        --         (6.37)      (0.99)        --
---------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $12.11      $9.34      $10.70      $24.50      $15.51
===================================================================================================
  TOTAL RETURN(2)                            29.66%    (12.71)%    (37.31)%     66.28%      66.42%

RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                         0.80%       0.80%       0.80%      0.80%       0.80%
------------------------------------------
Ratio of Net Investment Loss
to Average Net Assets                       (0.37)%     (0.14)%     (0.11)%    (0.45)%     (0.20)%
------------------------------------------
Portfolio Turnover Rate                        280%        293%        290%       135%        187%
------------------------------------------
Net Assets, End of Period (in thousands)    $34,177     $37,743     $46,069    $56,022        $122
---------------------------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset value to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
32

Vista - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31
---------------------------------------------------------------------------------------------------
                                                                ADVISOR CLASS
---------------------------------------------------------------------------------------------------
                                                2003      2002       2001        2000        1999
---------------------------------------------------------------------------------------------------
PER-SHARE DATA
---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $9.15    $10.53     $24.24      $15.31       $9.23
---------------------------------------------------------------------------------------------------
Income From Investment Operations
------------------------------------------
  Net Investment Loss(1)                       (0.08)    (0.06)     (0.08)      (0.22)      (0.08)
------------------------------------------
  Net Realized and Unrealized Gain (Loss)       2.75     (1.32)     (7.35)      10.05        6.16
---------------------------------------------------------------------------------------------------
  Total From Investment Operations              2.67     (1.38)     (7.43)       9.83        6.08
---------------------------------------------------------------------------------------------------
Distributions
------------------------------------------
  From Net Realized Gains                        --       --        (6.28)      (0.90)          --
---------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                $11.82     $9.15     $10.53      $24.24      $15.31
===================================================================================================
  TOTAL RETURN(2)                              29.18%   (13.11)%   (37.76)%     65.98%      65.87%

RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                           1.25%      1.25%      1.25%      1.25%       1.25%
------------------------------------------
Ratio of Net Investment Loss
to Average Net Assets                         (0.82)%    (0.59)%    (0.56)%    (0.90)%     (0.65)%
------------------------------------------
Portfolio Turnover Rate                          280%       293%       290%       135%        187%
------------------------------------------
Net Assets, End of Period (in thousands)      $17,060    $11,333    $13,315    $22,077      $7,755
---------------------------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset value to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
33

Vista - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)
--------------------------------------------------------------------------------
                                                       C CLASS
--------------------------------------------------------------------------------
                                              2003       2002          2001(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $9.12      $10.59         $12.07
--------------------------------------------------------------------------------
Income From Investment Operations
------------------------------------------
  Net Investment Loss(2)                     (0.16)     (0.15)         (0.06)
------------------------------------------
  Net Realized and Unrealized Gain (Loss)     2.75      (1.32)         (1.42)
--------------------------------------------------------------------------------
  Total From Investment Operations            2.59      (1.47)         (1.48)
--------------------------------------------------------------------------------
Net Asset Value, End of Period               $11.71     $9.12          $10.59
================================================================================
  TOTAL RETURN(3)                            28.40%    (13.88)%       (12.26)%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                         2.00%        2.00%      2.00%(4)
------------------------------------------
Ratio of Net Investment Loss
to Average Net Assets                       (1.57)%      (1.34)%    (1.77)%(4)
------------------------------------------
Portfolio Turnover Rate                        280%         293%       290%(5)
------------------------------------------
Net Assets, End of Period (in thousands)       $333         $110            $4
--------------------------------------------------------------------------------

(1) July 18, 2001 (commencement of sale) through October 31, 2001.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
    Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset value to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended October 31, 2001.

See Notes to Financial Statements.

------
34

Independent Auditors' Report

The Board of Directors and Shareholders,
American Century Mutual Funds, Inc:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Ultra Fund and Vista Fund, (collectively the
"Funds"), two of the funds comprising American Century Mutual Funds, Inc., as of
October 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the
Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2003 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial positions of Ultra Fund and
Vista Fund as of October 31, 2003, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of
America.

Deloitte & Touche LLP
Kansas City, Missouri
December 5, 2003

------
35

Management

The individuals listed below serve as directors or officers of the funds. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is
75, although the remaining independent directors may temporarily waive this requirement on a case-by-case basis. Those listed as interested directors are
"interested" primarily by virtue of their engagement as officers of American
Century Companies, Inc. (ACC) or its wholly-owned subsidiaries, including the funds' investment advisor, American Century Investment Management, Inc. (ACIM);
the funds' principal underwriter, American Century Investment Services, Inc.
(ACIS); and the funds' transfer agent, American Century Services Corporation
(ACSC).

The other directors (more than two-thirds of the total number) are independent;
that is, they are not employees or officers of, and have no financial interest in, ACC or any of its wholly-owned subsidiaries, including ACIM, ACIS, and ACSC.

All persons named as officers of the funds also serve in similar capacities for other funds advised by ACIM. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis.

INDEPENDENT DIRECTORS
--------------------------------------------------------------------------------
THOMAS A. BROWN (63), 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 22

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Strategic Account Implementation
Manager, Applied Industrial Technologies, Inc., a corporation engaged in the sale of bearings and power transmission products

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 39

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
ROBERT W. DOERING, M.D. (71), 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director Emeritus(1)

LENGTH OF TIME SERVED (YEARS): 1

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly a general surgeon

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 39

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
ANDREA C. HALL, PH.D. (58), 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 5

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, Midwest
Research Institute

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 39

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Midwest Research Institute
--------------------------------------------------------------------------------

(1)  Dr. Robert Doering resigned as full-time  director,  effective  November 5,
     2001, after serving in such capacity for 33 years. Dr. Doering continues to serve the board in an advisory capacity.  His position as Director Emeritus is an advisory  position and involves  attendance  at one board meeting per year to review  prior  year-end  results  for the funds.  He  receives  all
     regular  board   communications,   including  monthly  mailings,   industry
     newsletters,  email  communications,   and  company  information,  but  not
     quarterly board and committee  materials  relating to meetings that he does not attend.  Dr. Doering is not a director or a member of the board and has no voting power relating to any matters relating to fund operations.  He is not an  interested  person  of the  funds or ACIM.  He  receives  an annual stipend of $2,500 for his services.

                                                                    (continued)

------
36

Management

INDEPENDENT DIRECTORS (CONTINUED)
--------------------------------------------------------------------------------
D.D. (DEL) HOCK (68), 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 6

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Chairman, Public
Service Company of Colorado

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 39

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Allied Motion Technologies, Inc.
and J.D. Edwards & Company
--------------------------------------------------------------------------------
DONALD H. PRATT (65), 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director, Vice Chairman of the Board

LENGTH OF TIME SERVED (YEARS): 7

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Western Investments,
Inc.; Chairman of the Board, Butler Manufacturing Company

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 39

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Butler Manufacturing Company;
Director, Atlas-Copco, North America Inc.
--------------------------------------------------------------------------------
GALE E. SAYERS (60), 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 2

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive Officer,
and Founder, Sayers Computer Source

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 39

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
M. JEANNINE STRANDJORD (57), 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 8

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President,
Finance--Global Markets Group, Sprint Corporation

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 39

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems, Inc.
--------------------------------------------------------------------------------
TIMOTHY S. WEBSTER (41), 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 1

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, American Italian Pasta Company

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 39

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

INTERESTED DIRECTORS
--------------------------------------------------------------------------------
JAMES E. STOWERS, JR. (79)(1), 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director, Chairman of the Board

LENGTH OF TIME SERVED (YEARS): 44

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Director, and controlling shareholder, ACC; Chairman, ACSC and other ACC subsidiaries; Director, ACIM,
ACSC, and other ACC subsidiaries

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 39

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
JAMES E. STOWERS III (44)(1), 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 12

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Co-Chairman, ACC (September 2000 to
present); Chief Executive Officer, ACC (June 1996 to September 2000); Director,
ACC, ACIM, ACSC, and other ACC subsidiaries

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 39

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

(1) James E. Stowers, Jr. is the father of James E. Stowers III.

                                                                    (continued)

------
37

Management

OFFICERS
--------------------------------------------------------------------------------
WILLIAM M. LYONS (48), 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: President

LENGTH OF TIME SERVED (YEARS): 2

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer, ACC and
other ACC subsidiaries (September 2000 to present); President, ACC (June 1997 to present); President, ACIM (September 2002 to present); President, ACIS (July
2003 to present); Chief Operating Officer, ACC (June 1996 to September 2000);
Also serves as: Executive Vice President, ACSC and other ACC subsidiaries
--------------------------------------------------------------------------------
ROBERT T. JACKSON (57), 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Executive Vice President

LENGTH OF TIME SERVED (YEARS): 2

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Administrative Officer, ACC
(August 1997 to present); Chief Financial Officer, ACC (May 1995 to present);
President, ACSC (January 1999 to present); Executive Vice President, ACC (May
1995 to present); Also serves as: Executive Vice President and Chief Financial
Officer, ACIM, ACIS, and other ACC subsidiaries
--------------------------------------------------------------------------------
MARYANNE ROEPKE, CPA (47), 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Senior Vice President, Treasurer, and Chief
Accounting Officer

LENGTH OF TIME SERVED (YEARS): 2

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President (April 1998
to present) and Assistant Treasurer (September 1985 to present), ACSC
--------------------------------------------------------------------------------
DAVID C. TUCKER (45), 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Senior Vice President and General Counsel

LENGTH OF TIME SERVED (YEARS): 4

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, ACIM, ACIS,
ACSC, and other ACC subsidiaries (June 1998 to present); General Counsel, ACC,
ACIM, ACIS, ACSC, and other ACC subsidiaries (June 1998 to present)
--------------------------------------------------------------------------------
ROBERT LEACH (37), 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Controller

LENGTH OF TIME SERVED (YEARS): 6

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACSC (February 2000
to present); Controller-Fund Accounting, ACSC (June 1997 to present)
--------------------------------------------------------------------------------
JON ZINDEL (36), 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Tax Officer

LENGTH OF TIME SERVED (YEARS): 5

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, Corporate Tax, ACSC
(April 1998 to present); Vice President, ACIM, ACIS, and other ACC subsidiaries
(April 1999 to present); President, American Century Employee Benefit Services,
Inc. (January 2000 to December 2000); Treasurer, American Century Employee
Benefit Services, Inc. (December 2000 to present); Treasurer, American Century
Ventures, Inc. (December 1999 to January 2001)
--------------------------------------------------------------------------------

The SAI has additional information about the funds' directors and is available without charge upon request by calling 1-800-345-2021.

------
38

Share Class Information

Five classes of shares are authorized for sale by Ultra: Investor Class,
Institutional Class, Advisor Class, C Class, and R Class. Four classes of shares are authorized for sale by Vista: Investor Class, Institutional Class, Advisor
Class, and C Class. The total expense ratios of Advisor, C, and R Class shares are higher than that of Investor Class shares. The total expense ratio of
Institutional Class shares is lower.

INVESTOR CLASS shares are available for purchase in two ways: 1) directly from
American Century without any commissions or other fees; or 2) through a broker-dealer, which may require payment of a transaction fee to the broker.

INSTITUTIONAL CLASS shares are available to large investors such as endowments, foundations, and retirement plans, and to financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million ($3 million for endowments and foundations) in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of
Institutional Class shares is 0.20% less than the total expense ratio of
Investor Class shares.

ADVISOR CLASS shares are sold primarily through institutions such as investment advisors, banks, broker-dealers, insurance companies, and financial advisors.
Advisor Class shares are subject to a 0.50% annual Rule 12b-1 service and distribution fee. The total expense ratio of Advisor Class shares is 0.25%
higher than the total expense ratio of Investor Class shares.

C CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. C Class shares redeemed within 12 months of purchase are subject to a CDSC of 1.00%. There is no CDSC on shares acquired through reinvestment of dividends or capital gains. C Class shares also are subject to a
Rule 12b-1 service and distribution fee of 1.00%.

R CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. R Class shares are subject to a 0.50% annual Rule 12b-1 service and distribution fee.

All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

------
39

Additional Information

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain 403(b),
457, and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's' manager, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the manager uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American
Century's Web site at www.americancentury.com and on the Securities and Exchange
Commission's Web site at www.sec.gov.

------
40

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The S&P 500 INDEX is a market-value weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

The RUSSELL MIDCAP GROWTH INDEX measures the performance of those Russell Midcap
Index companies (the 800 smallest of the 1,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

------
41

Notes

------
42

Notes

------
43

Notes

------
44

[back cover]

CONTACT US

WWW.AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR RELATIONS:
1-800-345-2021 or 816-531-5575

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT MANAGER:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

American Century Investments                                      PRSRT STD
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                     AMERICAN CENTURY
                                                                   COMPANIES

0312                              American Century Investment Services, Inc.
SH-ANN-36517S                     (c)2003 American Century Services Corporation

[front cover]

October 31, 2003

American Century
Annual Report

[graphic of market line chart]
[graphic of starfish]
[graphic of side-by-side bridges]

Heritage
Growth

                                  [american century logo and text logo (reg.sm)]

[inside front cover]

Our Message to You ........................................................  1

HERITAGE

GROWTH

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Portfolio Commentary reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American
Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

Our Message to You

[photo of James E. Stowers III and James E. Stowers, Jr.]

James E. Stowers III with James E. Stowers, Jr.

We are pleased to provide you with the annual report for the American Century
Heritage and Growth funds for the year ended October 31, 2003.

The report includes comparative performance figures, commentary, summary tables, a full list of portfolio holdings and financial statements and highlights. We hope you find this information helpful in monitoring your investment.

Many of you have called or written to express your concern about allegations of wrongdoing by other mutual fund investment management firms. We share your concern--fund companies must put investors first and do everything possible to maintain investor trust. Through the Investment Company Institute, the mutual fund trade association, American Century has advocated industry-wide proposals that strengthen protections for fund investors. We believe that decisive action is needed to show that we are committed, as an industry, to the interests of the
95 million investors we serve.

As information about alleged trading abuses in the mutual fund industry has come to light, we have posted messages and commentary about these issues on
www.americancentury.com. Beyond what's currently in the headlines, American
Century has been a champion of many important investor and industry issues, which are outlined in a document titled Putting Investors First. We invite you to visit our Web site and read about how our values have influenced these positions.

As always, we deeply appreciate your investment with American Century.

Sincerely,

      [signature of James E. Stowers, Jr.]
      James E. Stowers, Jr.
      Founder and Chairman

      [signature of James E. Stowers III]
      James E. Stowers III
      Co-Chairman of the Board

------
1

Heritage - Performance

TOTAL RETURNS AS OF OCTOBER 31, 2003

                               --------------------------------
                                    AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------
                                                       SINCE      INCEPTION
                      1 YEAR    5 YEARS   10 YEARS   INCEPTION      DATE
--------------------------------------------------------------------------------
INVESTOR CLASS        18.33%     8.64%      8.10%     11.92%      11/10/1987
--------------------------------------------------------------------------------
RUSSELL MIDCAP INDEX  35.88%     8.23%     11.67%     13.61%(1)           --
--------------------------------------------------------------------------------
Institutional Class   18.43%     8.88%        --       5.55%       6/16/1997
--------------------------------------------------------------------------------
Advisor Class         18.01%     8.35%        --       4.36%       7/11/1997
--------------------------------------------------------------------------------
C Class               17.24%       --         --      -6.78%       6/26/2001
--------------------------------------------------------------------------------

(1) Since 10/31/87, the date nearest the Investor Class's inception for which data are available.

GROWTH OF $10,000 OVER 10 YEARS

$10,000 investment made October 31, 1993

ONE-YEAR RETURNS OVER 10 YEARS
--------------------------------------------------------------------------------
Periods ended October 31
--------------------------------------------------------------------------------
                       1994       1995      1996       1997       1998
--------------------------------------------------------------------------------
Investor Class        -1.13%     21.04%    10.44%     29.56%    -15.87%
--------------------------------------------------------------------------------
Russell Midcap Index   2.35%     23.31%    19.65%     28.77%      4.46%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       1999      2000       2001       2002       2003
--------------------------------------------------------------------------------
Investor Class        30.71%    62.61%    -33.08%    -10.07%     18.33%
--------------------------------------------------------------------------------
Russell Midcap Index  17.12%    23.73%    -18.02%     -8.02%     35.88%
--------------------------------------------------------------------------------

The charts on the performance page give historical return data for the fund.
Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. Unless otherwise indicated, the charts are based on Investor Class shares; performance for other classes will vary due to differences in fee structures. Past performance does not guarantee future results. None of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

------
2

Heritage - Portfolio Commentary

[photo of Kurt Stalzer and Linda Peterson]

A portfolio commentary from Kurt Stalzer and Linda Peterson, portfolio managers on the Heritage investment team.

For the twelve months ended October 31, 2003, Heritage gained 18.33%* while its benchmark, the Russell Midcap Index, rose 35.88%.

The period opened amid intense geopolitical strife, lackluster economic growth, and a murky corporate profit outlook. As the year wore on, however, many companies met or exceeded earnings estimates, hostilities in Iraq eased, and fiscal and monetary authorities took steps to inject money into the economy to help power a recovery. Mid- and small-cap growth stocks reasserted themselves in this environment, with the sharpest gains posted by smaller growth companies.
From its period low point on March 12 through October 31, the Russell Midcap
Index returned 43.86%, reversing its 5.54% decline from October 31, 2002, through March 12, 2003.

In the early stages of economic recovery, as overall demand improves and investors gain confidence, lower-quality stocks typically are among the first to rally. That was certainly the case during the period covered by this report.
Indeed, the greatest contribution to return in the Russell Midcap Index was from the low-ranked stocks within the Standard and Poor's Stock Ranking System, which is a measure of growth and stability of earnings and dividends.

While Heritage's technology stake produced strong absolute results, this sector slowed our progress the most relative to the benchmark. The biggest gains came from the semiconductor industry, where a leading contributor was International
Rectifier. Personal computer, laptop, and consumer electronic sales spurred demand for the company's power management chips. Positions in the electrical equipment, software, and computer hardware industries also advanced.

Technology-oriented businesses in the commercial services sector turned in positive results, but also trailed their counterparts in the benchmark.
Corporate Executive Board, a provider of business research and analysis to nearly 2,000 companies in the U.S. and abroad, saw its shares climb strongly as it grew

TOP TEN HOLDINGS AS OF OCTOBER 31, 2003
--------------------------------------------------------------------------------
                                        % OF FUND             % OF FUND
                                       INVESTMENTS           INVESTMENTS
                                          AS OF                 AS OF
                                        10/31/03               4/30/03
--------------------------------------------------------------------------------
Corporate Executive
Board Co. (The)                           2.4%                  2.1%
--------------------------------------------------------------------------------
Coach Inc.                                2.3%                  0.5%
--------------------------------------------------------------------------------
Jabil Circuit, Inc.                       1.9%                    --
--------------------------------------------------------------------------------
Legg Mason, Inc.                          1.9%                  1.4%
--------------------------------------------------------------------------------
CACI International Inc.                   1.9%                    --
--------------------------------------------------------------------------------
Navistar International Corp.              1.8%                    --
--------------------------------------------------------------------------------
Tiffany & Co.                             1.8%                  1.1%
--------------------------------------------------------------------------------
Family Dollar Stores, Inc.                1.8%                  1.0%
--------------------------------------------------------------------------------
Tektronix, Inc.                           1.8%                    --
--------------------------------------------------------------------------------
Fastenal Company                          1.8%                  1.0%
--------------------------------------------------------------------------------

*All fund returns referenced in this commentary are for Investor Class shares.
                                                                    (continued)

------
3

Heritage - Portfolio Commentary

revenues and added new clients. In contrast, PEC Solutions, which helps government clients utilize the Internet to improve performance, lost ground as it reported lower third-quarter earnings as it awaited a ramp-up in client spending following the enactment of the 2004 federal budget.

Heritage's health care stake was a source of strength. Omnicare, a pharmaceutical provider to nursing homes, was the portfolio's top contributor.
During the period, it received a boost when it completed a significant acquisition. Medical-device company Boston Scientific was another leading contributor, benefiting from strong European sales of its drug-coated stent. The portfolio's generic drug holdings also appreciated. Within health care, the portfolio's top detractor was Accredo Health. We sold this stock when the specialty drug distributor unexpectedly lowered earnings estimates due to slowing sales.

Investments in the consumer cyclical sector boosted returns. One company of note was consumer electronics retailer Best Buy, which continued to gain market share from rivals and sold its troubled Musicland division. Tiffany & Co. and
Coach also were standouts, profiting from increasing sales of luxury goods.
Furthermore, Heritage's holdings in financial stocks helped drive positive results, especially our holdings in securities and asset managers.

Looking again on the downside, the portfolio's energy investments did not perform as well as hoped and trailed those of the benchmark. Media stocks, particularly broadcasting holdings, were another disappointment. Additionally, an investment in Avery Dennison, a maker of self-adhesive stamps and labels, hampered returns. Its stock declined in part due to an announcement that the government initiated an investigation into the labeling industry.

We are encouraged by the resilience the market and the economy have demonstrated. We will continue to search for mid-sized and smaller companies growing at accelerating rates. We believe this process can position Heritage for positive long-term performance.

TOP FIVE INDUSTRIES  AS OF OCTOBER 31, 2003
--------------------------------------------------------------------------------
                                        % OF FUND            % OF FUND
                                       INVESTMENTS          INVESTMENTS
                                          AS OF                AS OF
                                        10/31/03              4/30/03
--------------------------------------------------------------------------------
Information Services                      9.4%                  8.9%
--------------------------------------------------------------------------------
Electrical Equipment                      7.0%                  2.0%
--------------------------------------------------------------------------------
Semiconductor                             5.8%                  3.1%
--------------------------------------------------------------------------------
Specialty Stores                          5.2%                  2.8%
--------------------------------------------------------------------------------
Medical Products
& Supplies                                5.1%                  5.6%
--------------------------------------------------------------------------------

TYPES OF INVESTMENTS IN PORTFOLIO
--------------------------------------------------------------------------------
                                          AS OF                AS OF
                                        10/31/03              4/30/03
--------------------------------------------------------------------------------
U.S. Common Stocks
& Equity Futures                         93.3%                 89.5%
--------------------------------------------------------------------------------
Foreign Stocks                            3.9%                  4.5%
--------------------------------------------------------------------------------
TOTAL EQUITY EXPOSURE                    97.2%                 94.0%
--------------------------------------------------------------------------------
Temporary Cash
Investments                               2.8%                  6.0%
--------------------------------------------------------------------------------

------
4

Heritage - Schedule of Investments

OCTOBER 31, 2003

Shares                        ($ In Thousands)                       Value
-------------------------------------------------------------------------------
COMMON STOCKS - 96.2%
-------------------------------------------------------------------------------

APPAREL & TEXTILES - 0.5%
-------------------------------------------------------------------------------
          180,000  Liz Claiborne, Inc.                              $    6,640
-------------------------------------------------------------------------------

BANKS - 4.9%
-------------------------------------------------------------------------------
          263,291  Commerce Bancshares, Inc.                            12,606
-------------------------------------------------------------------------------
          484,500  Cullen/Frost Bankers, Inc.                           18,780
-------------------------------------------------------------------------------
          209,000  Northern Trust Corp.                                  9,708
-------------------------------------------------------------------------------
          247,200  State Street Corp.                                   12,943
-------------------------------------------------------------------------------
          159,500  Zions Bancorporation                                  9,776
-------------------------------------------------------------------------------
                                                                        63,813
-------------------------------------------------------------------------------

BIOTECHNOLOGY - 1.9%
-------------------------------------------------------------------------------
          134,700  Cephalon, Inc.(1)                                     6,326
-------------------------------------------------------------------------------
          189,500  Genzyme Corp.(1)                                      8,698
-------------------------------------------------------------------------------
          280,416  MGI Pharma Inc.(1)                                   10,532
-------------------------------------------------------------------------------
                                                                        25,556
-------------------------------------------------------------------------------

CHEMICALS - 3.1%
-------------------------------------------------------------------------------
          637,600    Pactiv Corp.(1)                                    14,060
-------------------------------------------------------------------------------
          255,700    Rohm and Haas Co.                                  10,049
-------------------------------------------------------------------------------
          197,000    Sherwin-Williams Co.                                6,607
-------------------------------------------------------------------------------
          210,800    Valspar Corp.                                      10,055
-------------------------------------------------------------------------------
                                                                        40,771
-------------------------------------------------------------------------------

CLOTHING STORES - 3.7%
-------------------------------------------------------------------------------
          849,800  Coach Inc.(1)                                        30,142
-------------------------------------------------------------------------------
          255,100  Ross Stores, Inc.                                    12,758
-------------------------------------------------------------------------------
          188,000  Talbots Inc.                                          6,180
-------------------------------------------------------------------------------
                                                                        49,080
-------------------------------------------------------------------------------

COMPUTER HARDWARE
& BUSINESS MACHINES - 3.0%
-------------------------------------------------------------------------------
          684,756  American Power Conversion Corp.                      13,852
-------------------------------------------------------------------------------
          271,000  Avocent Corp.(1)                                     10,244
-------------------------------------------------------------------------------
          324,122  Electronics for Imaging, Inc.(1)                      8,784
-------------------------------------------------------------------------------
          120,523  Zebra Technologies Corp. Cl A(1)                      6,864
-------------------------------------------------------------------------------
                                                                        39,744
-------------------------------------------------------------------------------

COMPUTER SOFTWARE - 3.6%
-------------------------------------------------------------------------------
          479,100  Cognos, Inc.(1)                                      16,515
-------------------------------------------------------------------------------
          137,400  Kronos Inc.(1)                                        8,244
-------------------------------------------------------------------------------
          113,000  Manhattan Associates Inc.(1)                          3,146
-------------------------------------------------------------------------------
          203,000  Mercury Interactive Corp.(1)                          9,427
-------------------------------------------------------------------------------
          797,000  Siebel Systems, Inc.(1)                              10,034
-------------------------------------------------------------------------------
                                                                        47,366
-------------------------------------------------------------------------------

CONSTRUCTION & REAL PROPERTY - 1.7%
-------------------------------------------------------------------------------
          335,000  Chicago Bridge & Iron
                   Company New York Shares                               9,129
-------------------------------------------------------------------------------
          495,000  Masco Corp.                                          13,612
-------------------------------------------------------------------------------
                                                                        22,741
-------------------------------------------------------------------------------

Shares                        ($ In Thousands)                         Value
-------------------------------------------------------------------------------

CONSUMER DURABLES - 1.0%
-------------------------------------------------------------------------------
          102,000  Harman International
                   Industries Inc.                                  $   13,076
-------------------------------------------------------------------------------

DEPARTMENT STORES - 1.8%
-------------------------------------------------------------------------------
          539,400  Family Dollar Stores, Inc.                           23,523
-------------------------------------------------------------------------------

DRUGS - 2.0%
-------------------------------------------------------------------------------
          175,800  Barr Laboratories, Inc.(1)                           13,497
-------------------------------------------------------------------------------
          160,600  Celgene Corp.(1)                                      6,695
-------------------------------------------------------------------------------
          267,100  Mylan Laboratories Inc.                               6,450
-------------------------------------------------------------------------------
                                                                        26,642
-------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT - 7.0%
-------------------------------------------------------------------------------
          755,987  Comverse Technology, Inc.(1)                         13,638
-------------------------------------------------------------------------------
          345,200  Dover Corp.                                          13,470
-------------------------------------------------------------------------------
        1,038,800  Flextronics International Ltd.(1)                    14,543
-------------------------------------------------------------------------------
          910,500  Jabil Circuit, Inc.(1)                               25,358
-------------------------------------------------------------------------------
          902,000  Tektronix, Inc.                                      23,154
-------------------------------------------------------------------------------
                                                                        90,163
-------------------------------------------------------------------------------

ENERGY RESERVES & PRODUCTION - 1.7%
-------------------------------------------------------------------------------
          956,466  XTO Energy Inc.                                      22,640
-------------------------------------------------------------------------------

ENVIRONMENTAL SERVICES - 1.3%
-------------------------------------------------------------------------------
          363,500  Stericycle, Inc.(1)                                  16,786
-------------------------------------------------------------------------------

FINANCIAL SERVICES - 2.4%
-------------------------------------------------------------------------------
          379,500  Investors Financial
                   Services Corporation                                 13,408
-------------------------------------------------------------------------------
          312,800  MBIA Inc.                                            18,646
-------------------------------------------------------------------------------
                                                                        32,054
-------------------------------------------------------------------------------

FOOD & BEVERAGE - 1.2%
-------------------------------------------------------------------------------
          178,800  Hershey Foods Corp.                                  13,786
-------------------------------------------------------------------------------
           38,161  Performance Food Group Co.(1)                         1,421
-------------------------------------------------------------------------------
                                                                        15,207
-------------------------------------------------------------------------------

HOTELS - 2.0%
-------------------------------------------------------------------------------
        1,418,300  Hilton Hotels Corporation                            22,466
-------------------------------------------------------------------------------
          109,100  Station Casinos Inc.                                  3,246
-------------------------------------------------------------------------------
                                                                        25,712
-------------------------------------------------------------------------------

INDUSTRIAL PARTS - 5.1%
-------------------------------------------------------------------------------
          169,200  American Standard
                   Companies Inc.(1)                                    16,192
-------------------------------------------------------------------------------
          520,337  Fastenal Company                                     23,139
-------------------------------------------------------------------------------
          265,400  Idex Corp.                                            9,868
-------------------------------------------------------------------------------
          286,621  Ingersoll-Rand Company                               17,312
-------------------------------------------------------------------------------
                                                                        66,511
-------------------------------------------------------------------------------

INDUSTRIAL SERVICES - 2.6%
-------------------------------------------------------------------------------
          193,600  Education Management
                   Corporation(1)                                       12,232
-------------------------------------------------------------------------------
          472,372  Manpower Inc.                                        21,918
-------------------------------------------------------------------------------
                                                                        34,150
-------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
5

Heritage - Schedule of Investments

OCTOBER 31, 2003

Shares                       ($ In Thousands)                          Value
-------------------------------------------------------------------------------

INFORMATION SERVICES - 9.4%
-------------------------------------------------------------------------------
          499,362  CACI International Inc.(1)                       $   24,733
-------------------------------------------------------------------------------
          305,000  Cognizant Technology
                   Solutions Corporation(1)                             13,844
-------------------------------------------------------------------------------
          311,200  Computer Sciences Corp.(1)                           12,330
-------------------------------------------------------------------------------
          616,402  Corporate Executive
                   Board Co. (The)(1)(2)                                31,443
-------------------------------------------------------------------------------
           82,000  DST Systems, Inc.(1)                                  3,101
-------------------------------------------------------------------------------
          313,000  Fiserv, Inc.(1)                                      11,055
-------------------------------------------------------------------------------
          423,000  IMS Health Inc.                                       9,953
-------------------------------------------------------------------------------
          118,000  Monster Worldwide Inc.                                3,005
-------------------------------------------------------------------------------
          233,800  Paychex, Inc.                                         9,099
-------------------------------------------------------------------------------
          112,000  SunGard Data Systems Inc.(1)                          3,142
-------------------------------------------------------------------------------
                                                                       121,705
-------------------------------------------------------------------------------

LEISURE - 1.3%
-------------------------------------------------------------------------------
          466,000  Hasbro, Inc.                                         10,159
-------------------------------------------------------------------------------
          183,550  SCP Pool Corporation(1)                               6,424
-------------------------------------------------------------------------------
                                                                        16,583
-------------------------------------------------------------------------------

LIFE & HEALTH INSURANCE - 0.9%
-------------------------------------------------------------------------------
          307,600  Lincoln National Corp.                               12,282
-------------------------------------------------------------------------------

MEDIA - 2.3%
-------------------------------------------------------------------------------
          340,500  EchoStar Communications
                   Corp. Cl A(1)                                        13,048
-------------------------------------------------------------------------------
          138,400  Entercom Communications
                   Corp.(1)                                              6,340
-------------------------------------------------------------------------------
          656,000  General Motors Corp. Cl H(1)                         10,778
-------------------------------------------------------------------------------
                                                                        30,166
-------------------------------------------------------------------------------

MEDICAL PRODUCTS & SUPPLIES - 5.1%
-------------------------------------------------------------------------------
          238,000  Alcon, Inc.                                          13,116
-------------------------------------------------------------------------------
          182,200  Bard (C.R.), Inc.                                    14,585
-------------------------------------------------------------------------------
          160,400  Boston Scientific Corp.(1)                           10,862
-------------------------------------------------------------------------------
          364,000  PerkinElmer, Inc.                                     6,556
-------------------------------------------------------------------------------
          346,995  Henry Schein, Inc.(1)                                21,531
-------------------------------------------------------------------------------
                                                                        66,650
-------------------------------------------------------------------------------

MEDICAL PROVIDERS & SERVICES - 3.4%
-------------------------------------------------------------------------------
          565,000  Health Management
                   Associates, Inc. Cl A                                12,515
-------------------------------------------------------------------------------
          423,400  Manor Care, Inc.                                     14,091
-------------------------------------------------------------------------------
          471,774  Omnicare, Inc.                                       18,087
-------------------------------------------------------------------------------
                                                                        44,693
-------------------------------------------------------------------------------

MINING & METALS - 0.1%
-------------------------------------------------------------------------------
          101,000  Steel Dynamics Inc.(1)                                1,882
-------------------------------------------------------------------------------

MOTOR VEHICLES & PARTS - 1.8%
-------------------------------------------------------------------------------
          598,727  Navistar International Corp.(1)                      24,207
-------------------------------------------------------------------------------

OIL REFINING - 0.5%
-------------------------------------------------------------------------------
          150,000  Sunoco, Inc.                                          6,564
-------------------------------------------------------------------------------

Shares                        ($ In Thousands)                          Value
-------------------------------------------------------------------------------

OIL SERVICES - 0.8%
-------------------------------------------------------------------------------
          147,000  BJ Services Co.(1)                               $    4,823
-------------------------------------------------------------------------------
          347,517  Pride International Inc.(1)                           5,692
-------------------------------------------------------------------------------
                                                                        10,515
-------------------------------------------------------------------------------

PROPERTY AND CASUALTY INSURANCE - 1.1%
-------------------------------------------------------------------------------
          271,300  Radian Group Inc.                                    14,352
-------------------------------------------------------------------------------

RAILROADS - 0.8%
-------------------------------------------------------------------------------
          183,600  Canadian National Railway
                   Company ORD                                          11,032
-------------------------------------------------------------------------------

RESTAURANTS - 1.9%
-------------------------------------------------------------------------------
          408,000  Applebee's International Inc.                        15,304
-------------------------------------------------------------------------------
          354,900  Sonic Corporation(1)                                  9,870
-------------------------------------------------------------------------------
                                                                        25,174
-------------------------------------------------------------------------------

SECURITIES & ASSET MANAGEMENT - 4.7%
-------------------------------------------------------------------------------
          271,133  Affiliated Managers Group Inc.(1)                    19,657
-------------------------------------------------------------------------------
          164,300  Edwards (A.G.), Inc.                                  6,654
-------------------------------------------------------------------------------
          218,000  Franklin Resources, Inc.                             10,338
-------------------------------------------------------------------------------
          304,500  Legg Mason, Inc.                                     25,349
-------------------------------------------------------------------------------
                                                                        61,998
-------------------------------------------------------------------------------

SEMICONDUCTOR - 5.8%
-------------------------------------------------------------------------------
          541,000  Arrow Electronics, Inc.(1)                           11,550
-------------------------------------------------------------------------------
        1,780,000  Atmel Corporation(1)                                 10,039
-------------------------------------------------------------------------------
          327,000  Cypress Semiconductor
                   Corporation(1)                                        7,017
-------------------------------------------------------------------------------
           87,400  DSP Group, Inc.                                       2,087
-------------------------------------------------------------------------------
          434,300  International Rectifier Corp.(1)                     20,730
-------------------------------------------------------------------------------
          254,300  Linear Technology Corp.                              10,836
-------------------------------------------------------------------------------
          257,888  Maxim Integrated Products, Inc.                      12,820
-------------------------------------------------------------------------------
                                                                        75,079
-------------------------------------------------------------------------------

SPECIALTY STORES - 5.2%
-------------------------------------------------------------------------------
          280,200  Best Buy Co., Inc.(1)                                16,338
-------------------------------------------------------------------------------
          275,000  Guitar Center Inc.(1)                                 8,951
-------------------------------------------------------------------------------
          146,645  PETCO Animal Supplies, Inc.(1)                        4,866
-------------------------------------------------------------------------------
          569,000  Pier 1 Imports, Inc.                                 13,144
-------------------------------------------------------------------------------
          503,700  Tiffany & Co.                                        23,901
-------------------------------------------------------------------------------
                                                                        67,200
-------------------------------------------------------------------------------

TRUCKING, SHIPPING & AIR FREIGHT - 0.2%
-------------------------------------------------------------------------------
          179,250  Werner Enterprises Inc.                               3,234
-------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATIONS - 0.4%
-------------------------------------------------------------------------------
          453,419  Nextel Partners, Inc. Cl A(1)                         5,450
-------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost $1,017,251)                                                    1,260,941
-------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
6

Heritage - Schedule of Investments

OCTOBER 31, 2003

($ In Thousands)                                                     Value
-------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS -
SEGREGATED FOR FUTURES* - 1.0%
-------------------------------------------------------------------------------

Repurchase Agreement, Merrill Lynch & Co., Inc.,
(U.S. Treasury obligations), in a joint trading
account at 0.98%, dated 10/31/03, due 11/3/03
(Delivery value $13,159)
(Cost $13,158)                                                      $   13,158
-------------------------------------------------------------------------------

($ In Thousands)                                                     Value
-------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS - 2.8%
-------------------------------------------------------------------------------
Repurchase Agreement, Merrill Lynch & Co., Inc.,
(U.S. Treasury obligations), in a joint trading
account at 0.98%, dated 10/31/03, due 11/3/03
(Delivery value $36,945)
(Cost $36,942)                                                      $   36,942
-------------------------------------------------------------------------------
TOTAL INVESTMENT SECURITIES - 100.0%
(Cost $1,067,351)                                                   $1,311,041
===============================================================================

EQUITY FUTURES CONTRACTS*
-------------------------------------------------------------------------------
                                ($ In Thousands)
                                            Underlying Face
   Purchased          Expiration Date       Amount at Value    Unrealized Gain
-------------------------------------------------------------------------------
48 S&P MidCap
   400 Futures         December 2003             $13,158               $810
                                         ======================================

*EQUITY FUTURES CONTRACTS typically are based on a stock index and tend to track the performance of the index while remaining very liquid (easy to buy and sell). By investing its cash assets in index futures, the fund has increased equity exposure while maintaining easy access to cash.

NOTES TO SCHEDULE OF INVESTMENTS
-------------------------------------------------------------------------------

ORD = Foreign Ordinary Share

(1) Non-income producing.

(2) Security, or a portion thereof, has been segregated at the custodian bank or with the broker as initial margin on futures contracts.

See Notes to Financial Statements.

------
7

Growth - Performance

TOTAL RETURNS AS OF OCTOBER 31, 2003

                                 --------------------------------
                                      AVERAGE ANNUAL RETURNS
-------------------------------------------------------------------------------
                                                        SINCE      INCEPTION
                       1 YEAR    5 YEARS  10 YEARS    INCEPTION      DATE
-------------------------------------------------------------------------------
INVESTOR CLASS         16.62%    -0.65%     7.13%      15.31%       6/30/1971(1)
-------------------------------------------------------------------------------
RUSSELL 1000
GROWTH INDEX           21.81%    -2.90%     8.84%       N/A(2)             --
-------------------------------------------------------------------------------
Institutional Class    16.88%    -0.43%       --        3.67%       6/16/1997
-------------------------------------------------------------------------------
Advisor Class          16.39%    -0.93%       --        4.05%        6/4/1997
-------------------------------------------------------------------------------
C Class                15.62%       --        --       -6.73%      11/28/2001
-------------------------------------------------------------------------------
R Class                   --        --        --        4.17%(3)    8/29/2003
-------------------------------------------------------------------------------

(1) Although the fund's actual inception date was 10/31/58, this inception date corresponds with the management company's implementation of its current investment philosophy and practices.

(2) Benchmark began 12/29/78.

(3) Returns for periods less than one year are not annualized.

GROWTH OF $10,000 OVER 10 YEARS
$10,000 investment made October 31, 1993

ONE-YEAR RETURNS OVER 10 YEARS
--------------------------------------------------------------------------------
Periods ended October 31
--------------------------------------------------------------------------------
                       1994       1995      1996       1997       1998
--------------------------------------------------------------------------------
Investor Class         2.66%     22.31%     8.18%     27.85%     18.53%
--------------------------------------------------------------------------------
Russell 1000
Growth Index           5.36%     29.21%    22.05%     30.47%     24.64%
--------------------------------------------------------------------------------

                       1999      2000       2001       2002       2003
--------------------------------------------------------------------------------
Investor Class        36.31%    11.49%    -34.14%    -17.09%     16.62%
--------------------------------------------------------------------------------
Russell 1000
Growth Index          34.25%     9.33%    -39.95%    -19.62%     21.81%
--------------------------------------------------------------------------------

The charts on the performance page give historical return data for the fund.
Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. Unless otherwise indicated, the charts are based on Investor Class shares; performance for other classes will vary due to differences in fee structures. Past performance does not guarantee future results. None of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

------
8

Growth - Portfolio Commentary

[photo of Prescott LeGard, Greg Woodhams and Tim Reynolds]

A portfolio commentary from Prescott LeGard, Greg Woodhams and Tim Reynolds, portfolio managers on the Growth investment team.

Growth gained 16.62%* during the year ended October 31, 2003, trailing its benchmark, the Russell 1000 Growth Index, which rose 21.81%. The portfolios in
Lipper Inc.'s Large-Cap Growth Universe gained an average of 19.03%.

Growth outperformed its benchmark and peers on a longer-term basis. During the last three years, Growth declined an average of 13.96% compared to an average annual decline of 16.22% for the Russell 1000 Growth Index and the 16.01%
average annual loss of its Lipper peers. Looking back five years, Growth slipped an average of 0.65% per year while the benchmark and its peers lost an average of 2.90% and 1.45% respectively.

The 12 months covered by this report were marked by a solid rebound in the domestic stock market. The year opened with the broad market, as measured by the
S&P 500 Index, alternating between positive and negative territory before falling to its 12-month low on March 11, just days before the beginning of the
U.S.-led invasion of Iraq. From that point through October 31, the market rallied 32.68% as the Iraqi regime fell, corporate profits grew, and the economy gained strength.

Technology stocks posted strong gains against this backdrop and were the top contributors to Growth's performance. Semiconductor manufacturers provided the biggest lift. This included Intel, the portfolio's top contributor. During the period, the world's largest chipmaker reported rising revenue and earnings, and saw its share price climb more  than 90%. In addition, networking gear manufacturer Cisco Systems and EMC, a maker of data storage equipment, produced solid returns. Holdings in Internet, computer hardware and software companies also boosted performance. On the downside, computer hardware maker
Hewlett-Packard and electrical equipment manufacturers Celestica and Ciena were among the portfolio's top detractors.

Despite the strong showing in absolute terms, Growth's technology stake was the top detractor from its performance compared to the Russell 1000 Growth

TOP TEN HOLDINGS AS OF OCTOBER 31, 2003
--------------------------------------------------------------------------------
                                        % OF FUND            % OF FUND
                                       INVESTMENTS          INVESTMENTS
                                          AS OF                AS OF
                                        10/31/03              4/30/03
--------------------------------------------------------------------------------
Cisco Systems Inc.                        3.6%                  1.8%
--------------------------------------------------------------------------------
Intel Corp.                               3.1%                  3.2%
--------------------------------------------------------------------------------
General Electric Co.                      3.0%                  3.7%
--------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                     3.0%                  3.2%
--------------------------------------------------------------------------------
Pfizer, Inc.                              3.0%                  4.1%
--------------------------------------------------------------------------------
Dell Inc.(1)                              2.6%                  1.5%
--------------------------------------------------------------------------------
3M Co.                                    2.5%                  1.1%
--------------------------------------------------------------------------------
Proctor &
Gamble Co. (The)                          2.3%                  2.8%
--------------------------------------------------------------------------------
Microsoft Corporation                     2.3%                  5.5%
--------------------------------------------------------------------------------
American Express Co.                      2.1%                  1.1%
--------------------------------------------------------------------------------

(1) Formerly known as Dell Computer Corp.

*All fund returns referenced in this commentary are for Investor Class shares.
                                                                    (continued)

------
9

Growth - Portfolio Commentary

Index. During the period, low-quality tech companies turned in the best results.
We were under exposed to these companies because they did not meet our investment criteria. Instead, we remained focused on businesses that appear to be able to sustain their accelerating growth.

The portfolio also generated solid contributions outside of the technology realm. A good example is the health care sector where biotechnology companies performed well. One of the key contributors was Gilead Sciences, which reported rising sales of its Viread anti-HIV drug. Another biotechnology standout was
Amgen, which was helped by strong sales of drugs it has developed for the treatment of anemia and rheumatoid arthritis. Amgen also reported rising sales of drugs used to fight chemotherapy-related infections.

Elsewhere in the sector, medical products maker Boston Scientific rose after generating strong European sales of its drug-eluting stent, a device used in the treatment of heart disease. In contrast, Johnson & Johnson, a competitor in the
European drug-coated stent market and the only company approved to sell the devices in the U.S., was Growth's top detractor. During the period, the Food and
Drug Administration warned American doctors about potentially dangerous side effects from use of J&J's product.

Growth's position in the financial sector also turned in positive results. The portfolio's stakes in banks, financial services companies, and asset managers provided the biggest lift. Not all of the news was positive though as Growth's holdings in the property and casualty insurance industry detracted from performance.

Looking ahead, we are hopeful that improving economic conditions will support continued profit growth. Regardless of economic and market conditions, however, we will remain focused on trying to identify and own companies that appear best able to sustain their accelerating growth.

TOP FIVE INDUSTRIES AS OF OCTOBER 31, 2003
--------------------------------------------------------------------------------
                                        % OF FUND            % OF FUND
                                       INVESTMENTS          INVESTMENTS
                                          AS OF                AS OF
                                        10/31/03              4/30/03
--------------------------------------------------------------------------------
Computer Hardware
& Business Machines                       9.3%                  4.6%
--------------------------------------------------------------------------------
Drugs                                     9.2%                 12.4%
--------------------------------------------------------------------------------
Computer Software                         8.3%                  8.1%
--------------------------------------------------------------------------------
Medical Products
& Supplies                                7.2%                  4.4%
--------------------------------------------------------------------------------
Financial Services                        6.2%                  6.7%
--------------------------------------------------------------------------------

TYPES OF INVESTMENTS IN PORTFOLIO
--------------------------------------------------------------------------------
                                          AS OF                AS OF
                                        10/31/03              4/30/03
--------------------------------------------------------------------------------
U.S. Common Stocks
& Equity Futures                         91.0%                 95.6%
--------------------------------------------------------------------------------
Foreign Stocks                            5.3%                  3.1%
--------------------------------------------------------------------------------
TOTAL EQUITY EXPOSURE                    96.3%                 98.7%
--------------------------------------------------------------------------------
Temporary Cash
Investments                               3.7%                  1.3%
--------------------------------------------------------------------------------

------
10

Growth - Schedule of Investments

OCTOBER 31, 2003

Shares                        ($ In Thousands)                        Value
-------------------------------------------------------------------------------

COMMON STOCKS - 96.3%
-------------------------------------------------------------------------------

AIRLINES - 0.3%
-------------------------------------------------------------------------------
          806,300  Southwest Airlines Co.                           $   15,642
-------------------------------------------------------------------------------

ALCOHOL - 0.8%
-------------------------------------------------------------------------------
          811,600  Anheuser-Busch Companies, Inc.                       39,979
-------------------------------------------------------------------------------

BANKS - 4.3%
-------------------------------------------------------------------------------
        1,035,800  Citigroup Inc.                                       49,097
-------------------------------------------------------------------------------
          860,700  Fifth Third Bancorp                                  49,886
-------------------------------------------------------------------------------
          899,100  Northern Trust Corp.                                 41,763
-------------------------------------------------------------------------------
          983,100  State Street Corp.                                   51,475
-------------------------------------------------------------------------------
          876,300  Synovus Financial Corp.                              24,186
-------------------------------------------------------------------------------
                                                                       216,407
-------------------------------------------------------------------------------

BIOTECHNOLOGY - 2.1%
-------------------------------------------------------------------------------
        1,271,000  Amgen Inc.(1)                                        78,497
-------------------------------------------------------------------------------
          615,600  Cephalon, Inc.(1)                                    28,909
-------------------------------------------------------------------------------
                                                                       107,406
-------------------------------------------------------------------------------

CHEMICALS - 2.6%
-------------------------------------------------------------------------------
        1,585,200  3M Co.                                              125,024
-------------------------------------------------------------------------------
          183,400  Ecolab Inc.                                           4,932
-------------------------------------------------------------------------------
                                                                       129,956
-------------------------------------------------------------------------------

CLOTHING STORES - 0.6%
-------------------------------------------------------------------------------
          824,500  American Eagle
                   Outfitters, Inc.(1)                                  13,184
-------------------------------------------------------------------------------
          369,100  Ross Stores, Inc.                                    18,458
-------------------------------------------------------------------------------
                                                                        31,642
-------------------------------------------------------------------------------

COMPUTER HARDWARE
& BUSINESS MACHINES - 9.3%
-------------------------------------------------------------------------------
        1,031,200  Apple Computer, Inc.(1)                              23,604
-------------------------------------------------------------------------------
        3,735,700  Avaya Inc.(1)                                        48,340
-------------------------------------------------------------------------------
        8,633,800  Cisco Systems Inc.(1)                               181,138
-------------------------------------------------------------------------------
        3,593,400  Dell Inc.(1)                                        129,794
-------------------------------------------------------------------------------
          703,600  Diebold Inc.                                         40,147
-------------------------------------------------------------------------------
        8,910,200  Nortel Networks Corp.(1)                             39,650
-------------------------------------------------------------------------------
                                                                       462,673
-------------------------------------------------------------------------------

COMPUTER SOFTWARE - 8.3%
-------------------------------------------------------------------------------
        2,136,300  Check Point
                   Software Technologies(1)                             36,296
-------------------------------------------------------------------------------
        4,393,000  Microsoft Corporation                               114,876
-------------------------------------------------------------------------------
        4,782,000  Oracle Corp.(1)                                      57,193
-------------------------------------------------------------------------------
        1,723,400  SAP AG ADR                                           62,973
-------------------------------------------------------------------------------
        4,871,000  Siebel Systems, Inc.(1)                              61,326
-------------------------------------------------------------------------------
        2,209,900  Veritas Software Corp.(1)                            79,888
-------------------------------------------------------------------------------
                                                                       412,552
-------------------------------------------------------------------------------

CONSUMER DURABLES - 0.6%
-------------------------------------------------------------------------------
          243,200  Harman International Industries Inc.                 31,178
-------------------------------------------------------------------------------

Shares                        ($ In Thousands)                        Value
-------------------------------------------------------------------------------

DEFENSE/AEROSPACE - 0.9%
-------------------------------------------------------------------------------
          949,600  Textron Inc.                                     $   47,186
-------------------------------------------------------------------------------

DEPARTMENT STORES - 4.9%
-------------------------------------------------------------------------------
          993,400  Kohl's Corp.(1)                                      55,700
-------------------------------------------------------------------------------
        1,058,300  Target Corporation                                   42,057
-------------------------------------------------------------------------------
        2,555,800  Wal-Mart Stores, Inc.                               150,664
-------------------------------------------------------------------------------
                                                                       248,421
-------------------------------------------------------------------------------

DIVERSIFIED - 2.4%
-------------------------------------------------------------------------------
          697,300  Standard and Poor's 500
                   Depositary Receipt                                   73,453
-------------------------------------------------------------------------------
          470,500  Standard and Poor's MidCap
                   400 Depositary Receipt                               47,323
-------------------------------------------------------------------------------
                                                                       120,776
-------------------------------------------------------------------------------

DRUGS - 9.2%
-------------------------------------------------------------------------------
        2,471,400  Abbott Laboratories                                 105,331
-------------------------------------------------------------------------------
        1,340,000  Johnson & Johnson                                    67,442
-------------------------------------------------------------------------------
          617,900  Eli Lilly and Company                                41,164
-------------------------------------------------------------------------------
          932,900  Novartis AG ORD                                      35,434
-------------------------------------------------------------------------------
        4,722,500  Pfizer, Inc.                                        149,232
-------------------------------------------------------------------------------
          686,900  Roche Holding AG ORD                                 56,639
-------------------------------------------------------------------------------
                                                                       455,242
-------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT - 1.1%
-------------------------------------------------------------------------------
        1,907,100  Jabil Circuit, Inc.(1)                               53,113
-------------------------------------------------------------------------------

ENERGY RESERVES & PRODUCTION - 0.4%
-------------------------------------------------------------------------------
          312,000  Apache Corp.                                         21,753
-------------------------------------------------------------------------------

FINANCIAL SERVICES - 6.2%
-------------------------------------------------------------------------------
        2,269,100  American Express Co.                                106,489
-------------------------------------------------------------------------------
        5,232,000  General Electric Co.                                151,781
-------------------------------------------------------------------------------
        1,382,100  Prudential Financial Inc.                            53,404
-------------------------------------------------------------------------------
                                                                       311,674
-------------------------------------------------------------------------------

FOOD & BEVERAGE - 4.2%
-------------------------------------------------------------------------------
          779,800  Coca-Cola Company (The)                              36,183
-------------------------------------------------------------------------------
          933,800  McCormick & Company,
                   Incorporated                                         27,678
-------------------------------------------------------------------------------
        2,019,400  PepsiCo, Inc.                                        96,567
-------------------------------------------------------------------------------
          905,600  Wrigley (Wm.) Jr. Company                            51,076
-------------------------------------------------------------------------------
                                                                       211,504
-------------------------------------------------------------------------------

HEAVY ELECTRICAL EQUIPMENT - 1.7%
-------------------------------------------------------------------------------
        1,019,800  United Technologies Corp.                            86,367
-------------------------------------------------------------------------------

HOME PRODUCTS - 3.3%
-------------------------------------------------------------------------------
          786,200  Fortune Brands, Inc.                                 51,221
-------------------------------------------------------------------------------
        1,169,400  Procter & Gamble Co. (The)                          114,940
-------------------------------------------------------------------------------
                                                                       166,161
-------------------------------------------------------------------------------

HOTELS - 1.1%
-------------------------------------------------------------------------------
        1,329,300  Marriott International, Inc.                         57,426
-------------------------------------------------------------------------------

INFORMATION SERVICES - 0.5%
-------------------------------------------------------------------------------
          768,200  Fiserv, Inc.(1)                                      27,133
-------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
11

Growth - Schedule of Investments

OCTOBER 31, 2003

Shares                        ($ In Thousands)                         Value
-------------------------------------------------------------------------------

INTERNET - 2.7%
-------------------------------------------------------------------------------
        1,088,400  Amazon.com, Inc.(1)                              $   59,231
-------------------------------------------------------------------------------
        1,741,100  Yahoo! Inc.(1)                                       76,086
-------------------------------------------------------------------------------
                                                                       135,317
-------------------------------------------------------------------------------

LIFE & HEALTH INSURANCE - 0.4%
-------------------------------------------------------------------------------
          533,300  Lincoln National Corp.                               21,295
-------------------------------------------------------------------------------

MEDIA - 2.0%
-------------------------------------------------------------------------------
          383,400  Clear Channel
                   Communications, Inc.                                 15,650
-------------------------------------------------------------------------------
        2,311,200  Disney (Walt) Co.                                    52,326
-------------------------------------------------------------------------------
        1,024,300  Univision Communications
                   Inc. Cl A(1)                                         34,775
-------------------------------------------------------------------------------
                                                                       102,751
-------------------------------------------------------------------------------

MEDICAL PRODUCTS & SUPPLIES - 7.2%
-------------------------------------------------------------------------------
          881,300  Alcon, Inc.                                          48,568
-------------------------------------------------------------------------------
          616,200  Bard (C.R.), Inc.                                    49,327
-------------------------------------------------------------------------------
        1,152,900  Boston Scientific Corp.(1)                           78,075
-------------------------------------------------------------------------------
        1,077,100  Fisher Scientific International(1)                   43,353
-------------------------------------------------------------------------------
        1,178,400  Medtronic, Inc.                                      53,700
-------------------------------------------------------------------------------
          869,300  St. Jude Medical, Inc.(1)                            50,558
-------------------------------------------------------------------------------
        1,177,800  Waters Corp.(1)                                      37,018
-------------------------------------------------------------------------------
                                                                       360,599
-------------------------------------------------------------------------------

MEDICAL PROVIDERS & SERVICES - 1.6%
-------------------------------------------------------------------------------
          156,900  Anthem, Inc.(1)                                      10,737
-------------------------------------------------------------------------------
        2,169,800  Medco Health Solutions Inc.(1)                       72,037
-------------------------------------------------------------------------------
                                                                        82,774
-------------------------------------------------------------------------------

MOTOR VEHICLES & PARTS - 0.6%
-------------------------------------------------------------------------------
          358,000  BorgWarner Inc.                                      28,493
-------------------------------------------------------------------------------

PROPERTY AND CASUALTY INSURANCE - 2.7%
-------------------------------------------------------------------------------
        1,376,500  American International Group, Inc.                   83,732
-------------------------------------------------------------------------------
          947,900  Radian Group Inc.                                    50,144
-------------------------------------------------------------------------------
                                                                       133,876
-------------------------------------------------------------------------------

RESTAURANTS - 1.2%
-------------------------------------------------------------------------------
        2,434,100  McDonald's Corporation                               60,877
-------------------------------------------------------------------------------

Shares                        ($ In Thousands)                        Value
-------------------------------------------------------------------------------

SECURITIES & ASSET MANAGEMENT - 2.8%
-------------------------------------------------------------------------------
          808,100  Edwards (A.G.), Inc.                             $   32,728
-------------------------------------------------------------------------------
          375,400  Goldman Sachs Group, Inc. (The)                      35,250
-------------------------------------------------------------------------------
          683,700  Merrill Lynch & Co., Inc.                            40,475
-------------------------------------------------------------------------------
        2,567,000  Schwab (Charles) Corp.                               34,809
-------------------------------------------------------------------------------
                                                                       143,262
-------------------------------------------------------------------------------

SEMICONDUCTOR - 6.0%
-------------------------------------------------------------------------------
        4,778,700  Intel Corp.                                         157,936
-------------------------------------------------------------------------------
        1,522,600  Linear Technology Corp.                              64,878
-------------------------------------------------------------------------------
        1,117,700  Microchip Technology Inc.                            36,560
-------------------------------------------------------------------------------
        1,935,300  PMC-Sierra, Inc.(1)                                  35,164
-------------------------------------------------------------------------------
          104,500  QUALCOMM Inc.                                         4,964
-------------------------------------------------------------------------------
                                                                       299,502
-------------------------------------------------------------------------------

SPECIALTY STORES - 2.8%
-------------------------------------------------------------------------------
        1,497,900  Home Depot, Inc.                                     55,527
-------------------------------------------------------------------------------
        1,085,600  Lowe's Companies, Inc.                               63,974
-------------------------------------------------------------------------------
          869,300  Staples, Inc.(1)                                     23,315
-------------------------------------------------------------------------------
                                                                       142,816
-------------------------------------------------------------------------------

TRUCKING, SHIPPING & AIR FREIGHT - 0.8%
-------------------------------------------------------------------------------
          561,000  United Parcel Service, Inc. Cl B                     40,684
-------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATIONS - 0.7%
-------------------------------------------------------------------------------
        1,652,000  Vodafone Group plc ADR                               34,940
-------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost $3,991,597)                                                    4,841,377
-------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS - 3.7%
-------------------------------------------------------------------------------

Repurchase Agreement, Deutsche Bank, Inc.,
(U.S. Treasury obligations), in a joint trading
account at 1.00%, dated 10/31/03,
due 11/3/03 (Delivery value $150,813)                                  150,800
-------------------------------------------------------------------------------

Repurchase Agreement, Merrill Lynch & Co., Inc.,
(U.S. Treasury obligations), in a joint trading
account at 0.98%, dated 10/31/03,
due 11/3/03 (Delivery value $36,003)                                    36,000
-------------------------------------------------------------------------------

TOTAL TEMPORARY CASH INVESTMENTS
(Cost $186,800)                                                        186,800
-------------------------------------------------------------------------------

TOTAL INVESTMENT SECURITIES - 100.0%
(Cost $4,178,397)                                                   $5,028,177
===============================================================================

See Notes to Financial Statements.                                  (continued)

------
12

Growth - Schedule of Investments

OCTOBER 31, 2003

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS*
-------------------------------------------------------------------------------
                                    ($ In Thousands)
    Contracts to Sell    Settlement Date     Value       Unrealized Gain
-------------------------------------------------------------------------------
      61,411,580 CHF         11/28/03         $45,854          $474
                                         ======================================

(Value on Settlement Date $46,328)

*FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS are designed to protect the fund's foreign investments against declines in foreign currencies (also known as hedging). The contracts are called "forward" because they allow the fund to exchange a foreign currency for U.S. dollars on a specific date in the future --
and at a prearranged exchange rate.

NOTES TO SCHEDULE OF INVESTMENTS
-------------------------------------------------------------------------------

ADR = American Depositary Receipt

CHF = Swiss Franc

ORD = Foreign Ordinary Share

(1) Non-income producing.

See Notes to Financial Statements.

------
13

Statement of Assets and Liabilities

OCTOBER 31, 2003
-------------------------------------------------------------------------------
(Amounts In Thousands
Except Per-Share Amounts)                       HERITAGE              GROWTH

ASSETS
-------------------------------------------------------------------------------
Investment securities, at value
(cost of $1,067,351 and
$4,178,397, respectively)                     $1,311,041          $5,028,177
------------------------------------------
Cash                                                 892                 304
------------------------------------------
Receivable for investments sold                   33,532              71,927
------------------------------------------
Receivable for forward foreign
currency exchange contracts                           --                 474
------------------------------------------
Receivable for capital shares sold                    23                  80
------------------------------------------
Receivable for variation margin
on futures contracts                                  18                  --
------------------------------------------
Dividends and interest receivable                    311               3,723
-------------------------------------------------------------------------------
                                               1,345,817           5,104,685
-------------------------------------------------------------------------------

LIABILITIES
-------------------------------------------------------------------------------
Payable for investments purchased                 29,508              76,398
------------------------------------------
Accrued management fees                            1,068               4,100
------------------------------------------
Distribution fees payable                              3                  12
------------------------------------------
Service fees payable                                   3                  12
-------------------------------------------------------------------------------
                                                  30,582              80,522
-------------------------------------------------------------------------------
NET ASSETS                                    $1,315,235          $5,024,163
===============================================================================

NET ASSETS CONSIST OF:
-------------------------------------------------------------------------------
Capital (par value and paid-in surplus)       $1,396,242          $6,295,292
------------------------------------------
Accumulated net investment loss                       --                (474)
------------------------------------------
Accumulated net realized loss
on investment and foreign
currency transactions                           (325,507)         (2,120,911)
------------------------------------------
Net unrealized appreciation on
investments and translation of
assets and liabilities in
foreign currencies                               244,500             850,256
-------------------------------------------------------------------------------
                                              $1,315,235          $5,024,163
===============================================================================

INVESTOR CLASS, $0.01 PAR VALUE
($ AND SHARES IN FULL)
-------------------------------------------------------------------------------
Net assets                                $1,226,960,255      $4,349,957,828
------------------------------------------
Shares outstanding                           113,800,041         251,992,610
------------------------------------------
Net asset value per share                         $10.78              $17.26
-------------------------------------------------------------------------------

INSTITUTIONAL CLASS, $0.01 PAR VALUE
($ AND SHARES IN FULL)
-------------------------------------------------------------------------------
Net assets                                   $73,734,833        $618,569,376
------------------------------------------
Shares outstanding                             6,787,617          35,586,797
------------------------------------------
Net asset value per share                         $10.86              $17.38
-------------------------------------------------------------------------------

ADVISOR CLASS, $0.01 PAR VALUE
($ AND SHARES IN FULL)
-------------------------------------------------------------------------------
Net assets                                   $13,667,638         $55,010,201
------------------------------------------
Shares outstanding                             1,279,404           3,214,780
------------------------------------------
Net asset value per share                         $10.68              $17.11
-------------------------------------------------------------------------------

C CLASS, $0.01 PAR VALUE
($ AND SHARES IN FULL)
-------------------------------------------------------------------------------
Net assets                                      $872,290            $623,217
------------------------------------------
Shares outstanding                                82,798              36,763
------------------------------------------
Net asset value per share                         $10.54              $16.95
-------------------------------------------------------------------------------

R CLASS, $0.01 PAR VALUE
($ AND SHARES IN FULL)
-------------------------------------------------------------------------------
Net assets                                           N/A              $2,604
------------------------------------------
Shares outstanding                                   N/A                 151
------------------------------------------
Net asset value per share                            N/A              $17.25
-------------------------------------------------------------------------------

See Notes to Financial Statements.

------
14

Statement of Operations

YEAR ENDED OCTOBER 31, 2003
-------------------------------------------------------------------------------
(Amounts In Thousands)                          HERITAGE              GROWTH

INVESTMENT INCOME (LOSS)
-------------------------------------------------------------------------------

INCOME:
------------------------------------------
Dividends (net of foreign taxes withheld
of $45 and $223, respectively)                 $   6,259           $  46,724
------------------------------------------
Interest                                           1,108               1,584
-------------------------------------------------------------------------------
                                                   7,367              48,308
-------------------------------------------------------------------------------

EXPENSES:
------------------------------------------
Management fees                                   11,715              44,750
------------------------------------------
Distribution fees:
------------------------------------------
  Advisor Class                                       20                 107
------------------------------------------
  C Class                                              3                   4
------------------------------------------
Service fees:
------------------------------------------
  Advisor Class                                       20                 107
------------------------------------------
  C Class                                              1                   1
------------------------------------------
Directors' fees and expenses                          18                  68
------------------------------------------
Other expenses                                         8                  37
-------------------------------------------------------------------------------
                                                  11,785              45,074
-------------------------------------------------------------------------------

NET INVESTMENT INCOME (LOSS)                      (4,418)              3,234
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
-------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON:
------------------------------------------
Investment transactions                            3,116             146,871
------------------------------------------
Foreign currency transactions                         11              (9,075)
-------------------------------------------------------------------------------
                                                   3,127             137,796
-------------------------------------------------------------------------------

CHANGE IN NET UNREALIZED APPRECIATION ON:
------------------------------------------
Investments                                      209,419             585,116
------------------------------------------
Translation of assets and liabilities
in foreign currencies                                 (4)              1,328
-------------------------------------------------------------------------------
                                                 209,415             586,444
-------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN                 212,542             724,240
-------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                       $208,124            $727,474
===============================================================================

See Notes to Financial Statements.

------
15

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2003 AND OCTOBER 31, 2002
------------------------------------------------------------------------------------------------------
(Amounts In Thousands)                                    HERITAGE                     GROWTH
------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                   2003           2002           2003          2002

OPERATIONS
------------------------------------------------------------------------------------------------------
Net investment income (loss)                 $    (4,418)   $    (4,768)   $     3,234   $    (1,804)
------------------------------------------
Net realized gain (loss)                           3,127       (105,879)       137,796      (969,696)
------------------------------------------
Change in net unrealized appreciation            209,415        (31,558)       586,444         9,448
------------------------------------------------------------------------------------------------------
Net increase (decrease)
in net assets resulting
from operations                                  208,124       (142,205)       727,474      (962,052)
------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
------------------------------------------------------------------------------------------------------
Net increase (decrease)
in net assets from
capital share transactions                       (59,094)        20,572       (143,282)     (422,085)
------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS            149,030       (121,633)       584,192    (1,384,137)

NET ASSETS
------------------------------------------------------------------------------------------------------
Beginning of period                            1,166,205      1,287,838      4,439,971     5,824,108
------------------------------------------------------------------------------------------------------
End of period                                 $1,315,235     $1,166,205     $5,024,163    $4,439,971
======================================================================================================

Accumulated undistributed net
investment income (loss)                              --             --          $(474)       $1,008
========================================================================================================

See Notes to Financial Statements.

------
16

Notes to Financial Statements

OCTOBER 31, 2003 (Amounts In Thousands)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. Heritage Fund (Heritage) and Growth Fund
(Growth) (collectively, the funds) are two funds in a series issued by the corporation. The funds are diversified under the 1940 Act. The funds' investment objective is to seek long-term capital growth. The funds pursue this objective by investing primarily in equity securities. The following is a summary of the funds' significant accounting policies.

MULTIPLE CLASS -- Heritage is authorized to issue the Investor Class, the
Institutional Class, the Advisor Class and the C Class. Growth is authorized to issue the Investor Class, the Institutional Class, the Advisor Class, the C
Class and the R Class. The C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and shareholder servicing and distribution expenses and arrangements. All shares of each fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets. Sale of the R Class for Growth commenced
August 29, 2003.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes are valued through a commercial pricing service. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the
Board of Directors.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

FUTURES CONTRACTS -- The funds may enter into futures contracts in order to manage the funds' exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the funds are required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the funds. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The funds recognize a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The funds record the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The funds may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or

                                                                    (continued)

------
17

Notes to Financial Statements

OCTOBER 31, 2003 (Amounts In Thousands)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
--------------------------------------------------------------------------------

to hedge the funds' exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms.

REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that the funds' investment manager, American Century Investment
Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

INCOME TAX STATUS -- It is each fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code.
Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES
--------------------------------------------------------------------------------

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee per class.
The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee for the funds is computed daily and paid monthly in arrears based on each class's pro rata share of each fund's average daily closing net assets during the previous month. The annual management fee for the Investor, Institutional, Advisor, C, and R Classes
is 1.00%, 0.80%, 0.75%, 1.00% and 1.00%, respectively, for each of the funds, as applicable.

DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a Master
Distribution and Shareholder Services Plan for the Advisor Class (the Advisor
Class plan) and a separate Master Distribution and Individual Shareholder
Services Plan for each of the C Class and R Class (collectively with the Advisor
Class Plan, the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the Advisor Class and C Class will pay American Century Investment
Services, Inc. (ACIS) the following annual distribution and service fees:
--------------------------------------------------------------------------------

                                                 ADVISOR                C
--------------------------------------------------------------------------------
Distribution Fee                                   0.25%               0.75%
--------------------------------------------------------------------------------
Service Fee                                        0.25%               0.25%
--------------------------------------------------------------------------------

The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed daily and paid monthly in arrears based on each class's average daily closing net assets during the previous month. The distribution fee provides compensation for expenses incurred in connection with distributing shares of the classes including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by
ACIS, its

                                                                   (continued)

------
18

Notes to Financial Statements

OCTOBER 31, 2003 (Amounts In Thousands)

2. FEES AND TRANSACTIONS WITH RELATED PARTIES (CONTINUED)
-------------------------------------------------------------------------------

affiliates or independent third party providers for Advisor Class shares and for individual shareholder services rendered by broker/dealers or other independent financial intermediaries for C Class and R Class shares. Fees incurred under the plans during the year ended October 31, 2003, are detailed in the Statement of
Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment manager, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services Corporation.

During the year ended October 31, 2003, the funds invested in a money market fund for temporary purposes, which was managed by J.P. Morgan Investment
Management, Inc. (JPMIM). JPMIM is a wholly owned subsidiary of J.P. Morgan
Chase & Co. (JPM). JPM is an equity investor in ACC. The funds have a bank line of credit agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a wholly owned subsidiary of JPM.

3. INVESTMENT TRANSACTIONS
-------------------------------------------------------------------------------

Investment transactions, excluding short-term investments,
for the year ended October 31, 2003, were as follows:
-------------------------------------------------------------------------------
                                                HERITAGE              GROWTH
-------------------------------------------------------------------------------
Purchases                                     $1,418,028          $7,116,195
-------------------------------------------------------------------------------
Proceeds from sales                           $1,433,872          $7,222,480
-------------------------------------------------------------------------------

                                                                    (continued)

------
19

Notes to Financial Statements

OCTOBER 31, 2003 (Amounts In Thousands)

4. CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------

Transactions in shares of the funds were as follows:

                                                HERITAGE                        GROWTH
----------------------------------------------------------------------------------------------
                                        SHARES           AMOUNT      SHARES            AMOUNT
----------------------------------------------------------------------------------------------

INVESTOR CLASS
----------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2003
SHARES AUTHORIZED                      400,000                      800,000
==============================================================================================
Sold                                    28,648         $268,539      22,332       $  339,445
-----------------------------------
Redeemed                               (25,669)        (240,926)    (37,389)        (575,738)
----------------------------------------------------------------------------------------------
Net increase (decrease)                  2,979        $  27,613     (15,057)       $(236,293)
==============================================================================================

YEAR ENDED OCTOBER 31, 2002
SHARES AUTHORIZED                      400,000                      800,000
==============================================================================================
Sold                                    35,580       $  372,164      39,623      $   700,907
-----------------------------------
Redeemed                               (43,789)        (443,848)    (92,766)      (1,528,640)
----------------------------------------------------------------------------------------------
Net decrease                            (8,209)      $  (71,684)    (53,143)        (827,733)
==============================================================================================

INSTITUTIONAL CLASS
----------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2003
SHARES AUTHORIZED                       40,000                       80,000
==============================================================================================
Sold                                     3,262       $   30,046       9,165      $   142,960
-----------------------------------
Redeemed                               (13,083)        (125,319)     (4,228)         (65,226)
----------------------------------------------------------------------------------------------
Net increase (decrease)                 (9,821)      $  (95,273)      4,937      $    77,734
==============================================================================================

YEAR ENDED OCTOBER 31, 2002
SHARES AUTHORIZED                       40,000                       80,000
==============================================================================================
Sold                                    12,024         $122,309      31,439      $   477,812
-----------------------------------
Redeemed                                (3,273)         (32,286)     (5,493)         (87,564)
----------------------------------------------------------------------------------------------
Net increase                             8,751       $   90,023      25,946      $   390,248
==============================================================================================

ADVISOR CLASS
----------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2003
SHARES AUTHORIZED                      100,000                      210,000
==============================================================================================
Sold                                     1,288          $11,993       1,900      $    29,049
-----------------------------------
Redeemed                                  (422)          (4,042)       (898)         (13,838)
----------------------------------------------------------------------------------------------
Net increase                               866       $    7,951       1,002      $    15,211
==============================================================================================

YEAR ENDED OCTOBER 31, 2002
SHARES AUTHORIZED                      100,000                      210,000
==============================================================================================
Sold                                       784       $    7,420       2,436      $    41,044
-----------------------------------
Redeemed                                  (584)          (5,342)     (1,644)         (26,197)
----------------------------------------------------------------------------------------------
Net increase                               200       $    2,078         792      $    14,847
==============================================================================================

                                                                   (continued)

------
20

Notes to Financial Statements

OCTOBER 31, 2003 (Amounts In Thousands)

4. CAPITAL SHARE TRANSACTIONS (CONTINUED)
-----------------------------------------------------------------------------------------------
                                                    HERITAGE                    GROWTH
-----------------------------------------------------------------------------------------------
                                            SHARES        AMOUNT        SHARES         AMOUNT
-----------------------------------------------------------------------------------------------
C CLASS
-----------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2003
SHARES AUTHORIZED                          100,000                     100,000
===============================================================================================
Sold                                            72          $669             6           $  92
----------------------------------------
Redeemed                                        (5)          (54)           (2)            (29)
-----------------------------------------------------------------------------------------------
Net increase                                    67          $615             4           $  63
===============================================================================================

YEAR ENDED OCTOBER 31, 2002(1)
SHARES AUTHORIZED                          100,000                     100,000
===============================================================================================
Sold                                            17          $163            36            $597
----------------------------------------
Redeemed                                        (1)           (8)           (3)           (44)
-----------------------------------------------------------------------------------------------
Net increase                                    16          $155            33            $553
===============================================================================================

R CLASS
-----------------------------------------------------------------------------------------------
PERIOD ENDED OCTOBER 31, 2003(2)
SHARES AUTHORIZED                               N/A                     50,000
===============================================================================================
Sold                                                                        --              $3
===============================================================================================

(1) November 28, 2001 (commencement of sale) through October 31, 2002 for Growth.

(2) August 29, 2003 (commencement of sale) through October 31, 2003 for Growth.

5. BANK LINE OF CREDIT
--------------------------------------------------------------------------------

The funds, along with certain other funds managed by ACIM, have a $620 million unsecured bank line of credit agreement with JPMCB, which was renewed from $650 million effective December 17, 2002. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The funds did not borrow from the line during the year ended October 31, 2003.

                                                                   (continued)

------
21

Notes to Financial Statements

OCTOBER 31, 2003 (Amounts In Thousands)

6. FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. There were no distributions made during the years ended October 31, 2003 and October 31, 2002.

As of October 31, 2003, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

                                                HERITAGE            GROWTH
-------------------------------------------------------------------------------
COMPONENTS OF DISTRIBUTABLE EARNINGS AND TAX COST
-------------------------------------------------------------------------------
Federal tax cost of investments               $1,071,550          $4,215,196
===============================================================================
Gross tax appreciation of investments           $242,777            $851,954
------------------------------------------
Gross tax depreciation of investments             (3,286)            (38,973)
-------------------------------------------------------------------------------
Net tax appreciation of investments             $239,491            $812,981
===============================================================================
Net tax appreciation (depreciation) of
derivatives and translation of assets
and liabilities in foreign currencies                 --                  --
-------------------------------------------------------------------------------
Net tax appreciation                            $239,491            $812,981
===============================================================================
Undistributed ordinary income                         --                  --
------------------------------------------
Accumulated capital losses                     $(320,498)        $(2,084,110)
-------------------------------------------------------------------------------

The difference between book-basis and tax-basis cost and unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on certain forward foreign currency contracts.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers expire in 2009-2011 and
2009-2010 for Heritage and Growth, respectively.

------
22

Heritage - Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31
-------------------------------------------------------------------------------------------------
                                                           INVESTOR CLASS
-------------------------------------------------------------------------------------------------
                                        2003        2002         2001         2000         1999

PER-SHARE DATA
-------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period                    $9.11       $10.13       $19.10       $13.02        $9.98
-------------------------------------------------------------------------------------------------
Income From Investment Operations
-------------------------------------
  Net Investment
  Income (Loss)(1)                     (0.04)      (0.04)        --(2)       (0.03)        0.02
-------------------------------------
  Net Realized and
  Unrealized Gain (Loss)                1.71       (0.98)       (5.33)        7.63         3.04
-------------------------------------------------------------------------------------------------
  Total From Investment Operations      1.67       (1.02)       (5.33)        7.60         3.06
-------------------------------------------------------------------------------------------------
Distributions
-------------------------------------
  From Net Investment Income              --          --           --        (0.04)       (0.02)
-------------------------------------
  From Net Realized Gains                 --          --        (3.64)       (1.48)          --
-------------------------------------------------------------------------------------------------
  Total Distributions                     --          --        (3.64)       (1.52)       (0.02)
-------------------------------------------------------------------------------------------------
Net Asset Value,
End of Period                         $10.78       $9.11       $10.13       $19.10       $13.02
=================================================================================================
  TOTAL RETURN(3)                      18.33%     (10.07)%     (33.08)%      62.61%       30.71%

RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                   1.00%       1.00%        1.00%        1.00%        1.00%
-------------------------------------
Ratio of Net Investment
Income (Loss)
to Average Net Assets                  (0.39)%     (0.37)%      (0.02)%      (0.17)%       0.19%
-------------------------------------
Portfolio Turnover Rate                 129%        128%         152%         119%         134%
-------------------------------------
Net Assets, End of Period
(in millions)                          $1,227      $1,010       $1,206       $1,975       $1,000
-------------------------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Per-share amount was less than $0.005.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
23

Heritage - Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31
--------------------------------------------------------------------------------------------------
                                                            INSTITUTIONAL CLASS
--------------------------------------------------------------------------------------------------
                                         2003         2002         2001         2000         1999
PER-SHARE DATA
--------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period                     $9.17        $10.17       $19.14       $13.04       $10.00
--------------------------------------------------------------------------------------------------
Income From Investment Operations
--------------------------------------
  Net Investment
  Income (Loss)(1)                      (0.01)       (0.02)        --(2)        --(2)        0.04
--------------------------------------
  Net Realized and
  Unrealized Gain (Loss)                 1.70        (0.98)       (5.30)        7.65         3.04
--------------------------------------------------------------------------------------------------
  Total From Investment Operations       1.69        (1.00)       (5.30)        7.65         3.08
--------------------------------------------------------------------------------------------------
Distributions
--------------------------------------
  From Net Investment Income              --           --           --         (0.07)       (0.04)
--------------------------------------
  From Net Realized Gains                 --           --         (3.67)       (1.48)         --
--------------------------------------------------------------------------------------------------
  Total Distributions                     --           --         (3.67)       (1.55)       (0.04)
--------------------------------------------------------------------------------------------------
Net Asset Value,
End of Period                           $10.86       $9.17        $10.17       $19.14       $13.04
==================================================================================================
  TOTAL RETURN(3)                       18.43%       (9.83)%     (32.84)%      63.00%       30.92%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                    0.80%        0.80%        0.80%        0.80%        0.80%
--------------------------------------
Ratio of Net Investment
Income (Loss)
to Average Net Assets                   (0.19)%      (0.17)%       0.18%        0.03%        0.39%
--------------------------------------
Portfolio Turnover Rate                  129%         128%         152%         119%         134%
--------------------------------------
Net Assets, End of Period
(in thousands)                         $73,735      $152,256     $79,882       $8,302         $92
--------------------------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Per-share amount was less than $0.005.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
24

Heritage - Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31
--------------------------------------------------------------------------------------------------
                                                              ADVISOR CLASS
--------------------------------------------------------------------------------------------------
                                         2003         2002         2001         2000         1999
PER-SHARE DATA
--------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period                     $9.05        $10.09       $19.05       $12.98        $9.96
--------------------------------------------------------------------------------------------------
Income From Investment Operations
---------------------------------------
  Net Investment Loss(1)                (0.06)       (0.06)       (0.04)       (0.07)       (0.01)
---------------------------------------
  Net Realized and
  Unrealized Gain (Loss)                 1.69        (0.98)       (5.32)        7.62         3.03
--------------------------------------------------------------------------------------------------
  Total From Investment Operations       1.63        (1.04)       (5.36)        7.55         3.02
--------------------------------------------------------------------------------------------------
Distributions
---------------------------------------
  From Net Investment Income              --           --           --          --(2)        --(2)
---------------------------------------
  From Net Realized Gains                 --           --         (3.60)       (1.48)         --
--------------------------------------------------------------------------------------------------
  Total Distributions                     --           --         (3.60)       (1.48)        --(2)
--------------------------------------------------------------------------------------------------
Net Asset Value,
End of Period                           $10.68       $9.05        $10.09       $19.05       $12.98
==================================================================================================
  TOTAL RETURN(3)                       18.01%      (10.31)%     (33.30)%      62.26%       30.37%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                    1.25%        1.25%        1.25%        1.25%        1.25%
---------------------------------------
Ratio of Net Investment Loss
to Average Net Assets                   (0.64)%      (0.62)%      (0.27)%      (0.42)%      (0.06)%
---------------------------------------
Portfolio Turnover Rate                    129%         128%         152%         119%         134%
---------------------------------------
Net Assets, End of Period
(in thousands)                         $13,668       $3,737       $2,146       $2,127       $1,060
--------------------------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Per-share amount was less than $0.005.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
25

Heritage - Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
-------------------------------------------------------------------------------
                                                       C CLASS
-------------------------------------------------------------------------------
                                          2003           2002          2001(1)
PER-SHARE DATA
-------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period                      $8.99          $10.10         $12.43
-------------------------------------------------------------------------------
Income From Investment Operations
--------------------------------------
  Net Investment Loss(2)                 (0.13)          (0.13)         (0.06)
--------------------------------------
  Net Realized and
  Unrealized Gain (Loss)                  1.68           (0.98)         (2.27)
-------------------------------------------------------------------------------
  Total From Investment Operations        1.55           (1.11)         (2.33)
-------------------------------------------------------------------------------
Net Asset Value,
End of Period                           $10.54           $8.99         $10.10
===============================================================================
  TOTAL RETURN(3)                        17.24%         (10.99)%       (18.74)%

RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                     2.00%           2.00%        2.00%(4)
--------------------------------------
Ratio of Net Investment Loss
to Average Net Assets                    (1.39)%         (1.37)%      (1.50)%(4)
--------------------------------------
Portfolio Turnover Rate                     129%            128%         152%(5)
--------------------------------------
Net Assets, End of Period
(in thousands)                            $872             $146          $3
-------------------------------------------------------------------------------

(1) June 26, 2001 (commencement of sale) through October 31, 2001.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
    Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended October 31, 2001.

See Notes to Financial Statements.

------
26

Growth - Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31
------------------------------------------------------------------------------------------------------------
                                                                        INVESTOR CLASS
-------------------------------------------------------------------------------------------------
                                        2003         2002         2001         2000         1999
PER-SHARE DATA
-------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period                    $14.80       $17.85       $31.09       $31.60       $28.03
-------------------------------------------------------------------------------------------------
Income From Investment Operations
-------------------------------------
  Net Investment
  Income (Loss)(1)                      0.01        (0.01)        --(2)       (0.10)       (0.07)
-------------------------------------
  Net Realized and
  Unrealized Gain (Loss)                2.45        (3.04)       (9.66)        3.73         9.03
-------------------------------------------------------------------------------------------------
  Total From Investment Operations      2.46        (3.05)       (9.66)        3.63         8.96
-------------------------------------------------------------------------------------------------
Distributions
-------------------------------------
  From Net Realized Gains                --           --         (3.58)       (4.14)       (5.39)
-------------------------------------------------------------------------------------------------
Net Asset Value,
End of Period                         $17.26       $14.80       $17.85       $31.09       $31.60
=================================================================================================
  TOTAL RETURN(3)                      16.62%      (17.09)%     (34.14)%      11.49%       36.31%

RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                   1.00%        1.00%        1.00%        1.00%        1.00%
-------------------------------------
Ratio of Net Investment
Income (Loss) to
Average Net Assets                      0.05%       (0.04)%      (0.01)%      (0.30)%      (0.24)%
-------------------------------------
Portfolio Turnover Rate                  159%          135%         114%         102%          92%
-------------------------------------
Net Assets, End of Period
(in millions)                          $4,350       $3,951       $5,715       $9,557       $8,333
-------------------------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Per-share amount was less than $0.005.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
27

Growth - Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31
----------------------------------------------------------------------------------------------------------
                                                          INSTITUTIONAL CLASS
--------------------------------------------------------------------------------------------------
                                        2003         2002         2001         2000         1999
PER-SHARE DATA
--------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period                    $14.87       $17.90       $31.15       $31.66       $28.08
--------------------------------------------------------------------------------------------------
Income From Investment Operations
-------------------------------------
  Net Investment
  Income (Loss)(1)                      0.04         0.02         0.04        (0.03)       (0.03)
-------------------------------------
  Net Realized and
  Unrealized Gain (Loss)                2.47        (3.05)       (9.65)        3.72         9.07
--------------------------------------------------------------------------------------------------
  Total From Investment Operations      2.51        (3.03)       (9.61)        3.69         9.04
--------------------------------------------------------------------------------------------------
Distributions
-------------------------------------
  From Net Realized Gains                --           --         (3.64)       (4.20)       (5.46)
--------------------------------------------------------------------------------------------------
Net Asset Value,
End of Period                          $17.38       $14.87       $17.90       $31.15       $31.66
==================================================================================================
  TOTAL RETURN(2)                       16.88%      (16.93)%     (33.94)%      11.70%       36.62%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                   0.80%        0.80%        0.80%        0.80%        0.80%
-------------------------------------
Ratio of Net Investment
Income (Loss) to
Average Net Assets                      0.25%        0.16%        0.19%       (0.10)%      (0.04)%
-------------------------------------
Portfolio Turnover Rate                  159%         135%         114%          102%          92%
-------------------------------------
Net Assets, End of Period
(in thousands)                        $618,569     $455,807     $84,189      $98,239       $1,453
--------------------------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
28

Growth - Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31
--------------------------------------------------------------------------------------------------
                                                              ADVISOR CLASS
--------------------------------------------------------------------------------------------------
                                         2003        2002         2001         2000         1999
PER-SHARE DATA
--------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period                     $14.70      $17.78       $31.01       $31.52       $27.97
--------------------------------------------------------------------------------------------------
Income From Investment Operations
--------------------------------------
  Net Investment Loss(1)                (0.03)      (0.05)       (0.06)       (0.19)       (0.15)
--------------------------------------
  Net Realized and
  Unrealized Gain (Loss)                 2.44       (3.03)       (9.66)        3.73         9.02
--------------------------------------------------------------------------------------------------
  Total From Investment Operations       2.41       (3.08)       (9.72)        3.54         8.87
--------------------------------------------------------------------------------------------------
Distributions
--------------------------------------
  From Net Realized Gains                 --          --         (3.51)       (4.05)       (5.32)
--------------------------------------------------------------------------------------------------
Net Asset Value,
End of Period                           $17.11      $14.70       $17.78       $31.01       $31.52
==================================================================================================
  TOTAL RETURN(2)                        16.39%     (17.32)%     (34.40)%      11.23%       35.93%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                    1.25%       1.25%        1.25%        1.25%        1.25%
--------------------------------------
Ratio of Net Investment Loss
to Average Net Assets                   (0.20)%     (0.29)%      (0.26)%      (0.55)%      (0.49)%
--------------------------------------
Portfolio Turnover Rate                    159%        135%         114%         102%          92%
--------------------------------------
Net Assets, End of Period
(in thousands)                         $55,010     $32,530      $25,272      $24,750       $12,759
--------------------------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
29

Growth - Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
-------------------------------------------------------------------------------
                                                         C CLASS
-------------------------------------------------------------------------------
                                                    2003           2002(1)
PER-SHARE DATA
-------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period                                $14.66          $19.38
-------------------------------------------------------------------------------
Income From Investment Operations
------------------------------------------
  Net Investment Loss(2)                            (0.15)         (0.16)
------------------------------------------
  Net Realized and
  Unrealized Gain (Loss)                             2.44          (4.56)
-------------------------------------------------------------------------------
  Total From Investment Operations                   2.29          (4.72)
-------------------------------------------------------------------------------
Net Asset Value,
End of Period                                       $16.95         $14.66
===============================================================================
  TOTAL RETURN(3)                                   15.62%        (24.36)%

RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                               2.00%         2.00%(4)
------------------------------------------
Ratio of Net Investment Loss
to Average Net Assets                               (0.95)%      (0.99)%(4)
------------------------------------------
Portfolio Turnover Rate                                159%         135%(5)
------------------------------------------
Net Assets, End of Period
(in thousands)                                       $623           $482
-------------------------------------------------------------------------------

(1) November 28, 2001 (commencement of sale) through October 31, 2002.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
    Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended October 31, 2002.

See Notes to Financial Statements.

------
30

Growth - Financial Highlights

For a Share Outstanding Throughout the Period Indicated
------------------------------------------------------------------------------
                                                                      R CLASS
------------------------------------------------------------------------------
                                                                      2003(1)
PER-SHARE DATA
------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period                                                  $16.56
------------------------------------------------------------------------------
Income From Investment Operations
------------------------------------------
 Net Investment Loss(2)                                               (0.02)
------------------------------------------
 Net Realized
 and Unrealized Gain                                                   0.71
------------------------------------------------------------------------------
 Total From Investment Operations                                      0.69
------------------------------------------------------------------------------
Net Asset Value,
End of Period                                                        $17.25
==============================================================================
 TOTAL RETURN(3)                                                       4.17%

RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                                                  1.50%(4)
------------------------------------------

Ratio of Net Investment Loss
to Average Net Assets                                                 (0.58)%(4)
------------------------------------------
Portfolio Turnover Rate                                                 159%(5)
------------------------------------------
Net Assets, End of Period
(in thousands)                                                           $3
------------------------------------------------------------------------------

(1) August 29, 2003 (commencement of sale) through October 31, 2003.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset value to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended October 31, 2003.

See Notes to Financial Statements.

------
31

Independent Auditors' Report

The Board of Directors and Shareholders,
American Century Mutual Funds, Inc:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Heritage Fund and Growth Fund, (collectively the "Funds"), two of the funds comprising American Century Mutual Funds, Inc., as of October 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2003 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by  management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial positions of Heritage Fund and
Growth Fund, as of October 31, 2003, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
December 5, 2003

------
32

Management

The individuals listed below serve as directors or officers of the funds. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is
75, although the remaining independent directors may temporarily waive this requirement on a case-by-case basis. Those listed as interested directors are
"interested" primarily by virtue of their engagement as officers of American
Century Companies, Inc. (ACC) or its wholly-owned subsidiaries, including the funds' investment advisor, American Century Investment Management, Inc. (ACIM);
the funds' principal underwriter, American Century Investment Services, Inc.
(ACIS); and the funds' transfer agent, American Century Services Corporation
(ACSC).

The other directors (more than two-thirds of the total number) are independent;
that is, they are not employees or officers of, and have no financial interest in, ACC or any of its wholly-owned subsidiaries, including ACIM, ACIS, and ACSC.

All persons named as officers of the funds also serve in similar capacities for other funds advised by ACIM. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis.

INDEPENDENT DIRECTORS
--------------------------------------------------------------------------------
THOMAS A. BROWN (63), 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 22

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Strategic Account Implementation
Manager, Applied Industrial Technologies, Inc., a corporation engaged in the sale of bearings and power transmission products

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 39

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
ROBERT W. DOERING, M.D. (71), 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director Emeritus(1)

LENGTH OF TIME SERVED (YEARS): 1

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly a general surgeon

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 39

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
ANDREA C. HALL, PH.D. (58), 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 5

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, Midwest
Research Institute

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 39

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Midwest Research Institute
--------------------------------------------------------------------------------
D.D. (DEL) HOCK (68), 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 6

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Chairman, Public
Service Company of Colorado

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 39

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Allied Motion Technologies, Inc.
and J.D. Edwards & Company
--------------------------------------------------------------------------------
(1) Dr. Robert Doering resigned as full-time director, effective November 5,
    2001, after serving in such capacity for 33 years. Dr. Doering continues to serve the board in an advisory capacity. His position as Director Emeritus is an advisory position and involves attendance at one board meeting per year to review prior year-end results for the funds. He receives all regular board communications, including monthly mailings, industry newsletters, email communications, and company information, but not quarterly board and committee materials relating to meetings that he does not attend. Dr. Doering is not a director or a member of the board and has no voting power relating to any matters relating to fund operations. He is not an interested person of the funds or ACIM. He receives an annual stipend of $2,500 for his services.

                                                                    (continued)

------
33

Management

INDEPENDENT DIRECTORS (CONTINUED)
--------------------------------------------------------------------------------
DONALD H. PRATT (65), 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director, Vice Chairman of the Board

LENGTH OF TIME SERVED (YEARS): 7

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Western Investments,
Inc.; Chairman of the Board, Butler Manufacturing Company

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 39

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Butler Manufacturing Company;
Director,

Atlas-Copco, North America Inc.
--------------------------------------------------------------------------------
GALE E. SAYERS (60), 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 2

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive Officer,
and Founder, Sayers Computer Source

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 39

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
M. JEANNINE STRANDJORD (57), 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 8

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President,
Finance-Global Markets Group, Sprint Corporation

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 39

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems, Inc.
--------------------------------------------------------------------------------
TIMOTHY S. WEBSTER (41), 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 1

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, American Italian Pasta Company

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 39

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

INTERESTED DIRECTORS
--------------------------------------------------------------------------------
JAMES E. STOWERS, JR. (79)(1), 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director, Chairman of the Board

LENGTH OF TIME SERVED (YEARS): 44

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Director, and controlling shareholder, ACC; Chairman, ACSC and other ACC subsidiaries; Director, ACIM,
ACSC, and other ACC subsidiaries

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 39

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
JAMES E. STOWERS III (44)(1), 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 12

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Co-Chairman, ACC (September 2000 to
present); Chief Executive Officer, ACC (June 1996 to September 2000); Director,
ACC, ACIM, ACSC, and other ACC subsidiaries

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 39

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

(1) James E. Stowers, Jr. is the father of James E. Stowers III.

                                                                    (continued)

------
34

Management

OFFICERS
--------------------------------------------------------------------------------
WILLIAM M. LYONS (48), 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: President

LENGTH OF TIME SERVED (YEARS): 2

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer, ACC and
other ACC subsidiaries (September 2000 to present); President, ACC (June 1997 to present); President, ACIM (September 2002 to present); President, ACIS (July
2003 to present); Chief Operating Officer, ACC (June 1996 to September 2000);
Also serves as: Executive Vice President, ACSC and other ACC subsidiaries
--------------------------------------------------------------------------------
ROBERT T. JACKSON (57), 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Executive Vice President

LENGTH OF TIME SERVED (YEARS): 2

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Administrative Officer, ACC
(August 1997 to present); Chief Financial Officer, ACC (May 1995 to present);
President, ACSC (January 1999 to present); Executive Vice President, ACC (May
1995 to present); Also serves as: Executive Vice President and Chief Financial
Officer, ACIM, ACIS, and other ACC subsidiaries
--------------------------------------------------------------------------------
MARYANNE ROEPKE, CPA (47), 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Senior Vice President, Treasurer, and Chief
Accounting Officer

LENGTH OF TIME SERVED (YEARS): 2

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President (April 1998
to present) and  Assistant Treasurer (September 1985 to present), ACSC
--------------------------------------------------------------------------------
DAVID C. TUCKER (45), 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Senior Vice President and General Counsel

LENGTH OF TIME SERVED (YEARS): 4

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, ACIM, ACIS,
ACSC, and other ACC subsidiaries (June 1998 to present); General Counsel, ACC,
ACIM, ACIS, ACSC, and other ACC subsidiaries (June 1998 to present)
--------------------------------------------------------------------------------
ROBERT LEACH (37), 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Controller

LENGTH OF TIME SERVED (YEARS): 6

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACSC (February 2000
to present); Controller-Fund Accounting, ACSC (June 1997 to present)
--------------------------------------------------------------------------------
JON ZINDEL (36), 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Tax Officer

LENGTH OF TIME SERVED (YEARS): 5

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, Corporate Tax, ACSC
(April 1998 to present); Vice President, ACIM, ACIS, and other ACC subsidiaries
(April 1999 to present); President, American Century Employee Benefit Services,
Inc. (January 2000 to December 2000); Treasurer, American Century Employee
Benefit Services, Inc. (December 2000 to present); Treasurer, American Century
Ventures, Inc. (December 1999 to January 2001)
--------------------------------------------------------------------------------

The SAI has additional information about the funds' directors and is available without charge upon request by calling 1-800-345-2021.

------
35

Share Class Information

Four classes of shares are authorized for sale by Heritage: Investor Class,
Institutional Class, Advisor Class, and C Class. Five classes of shares are authorized by Growth: Investor Class, Institutional Class, Advisor Class, C
Class, and R Class. The total expense ratios of Advisor, C, and R Class shares are higher than Investor Class. The total expense ratio of Institutional Class shares is lower.

INVESTOR CLASS shares are available for purchase in two ways: 1) directly from
American Century without any commissions or other fees; or 2) through a broker-dealer, which may require payment of a transaction fee to the broker.

INSTITUTIONAL CLASS shares are available to large investors such as endowments, foundations, and retirement plans, and to financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million ($3 million for endowments and foundations) in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of
Institutional Class shares is 0.20% less than the total expense ratio of
Investor Class shares.

ADVISOR CLASS shares are sold primarily through institutions such as investment advisors, banks, broker-dealers, insurance companies, and financial advisors.
Advisor Class shares are subject to a 0.50% annual Rule 12b-1 service and distribution fee. The total expense ratio of Advisor Class shares is 0.25%
higher than the total expense ratio of Investor Class shares.

C CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. C Class shares redeemed within 12 months of purchase are subject to a CDSC of 1.00%. There is no CDSC on shares acquired through reinvestment of dividends or capital gains. C Class shares also are subject to a
Rule 12b-1 service and distribution fee of 1.00%.

R CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. R Class shares are subject to a 0.50% annual Rule 12b-1 service and distribution fee.

All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

------
36

Additional Information

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain 403(b),
457, and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the funds' manager, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the manager uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century's Web site at
www.americancentury.com and on the Securities and Exchange Commission's Web site at www.sec.gov.

------
37

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The RUSSELL MIDCAP INDEX measures the performance of the 800 smallest of the
1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 1000 GROWTH INDEX measures the performance of those Russell 1000 companies (the 1,000 largest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth rates.

The S&P 500 INDEX is a market-value weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

------
38

Notes

------
39

Notes

------
40

[inside back cover - blank page]

[back cover]

CONTACT US

WWW.AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR RELATIONS:
1-800-345-2021 or 816-531-5575

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT MANAGER:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR
THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT
AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS
PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

American Century Investments                                     PRSRT STD
P.O. Box 419200                                              U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
                                                                 COMPANIES

0312                                American Century Investment Services, Inc.
SH-ANN-36518S                    (c)2003 American Century Services Corporation

Front Cover

October 31, 2003

[graphic of chart]

[graphic of starfish]

American Century
Annual Report

[graphic of two steel bridges]

Giftrust(reg.tm)

                                 [american century logo and text logo (reg. sm)]

[inside front cover]

Our Message to You........................................................  1

GIFTRUST

FINANCIAL STATEMENTS

OTHER INFORMATION

Management................................................................ 16

Additional Information.................................................... 19

The  opinions  expressed  in  the  Portfolio  Commentary  reflect  those  of the portfolio  management team as of the date of the report,  and do not necessarily represent  the opinions of American  Century or any other person in the American
Century organization.  Any such opinions are subject to change at any time based
upon  market  or  other   conditions   and  American   Century   disclaims   any
responsibility to update such opinions. These opinions may not be relied upon as investment  advice and,  because  investment  decisions made by American Century funds are based on numerous factors,  may not be relied upon as an indication of trading  intent on behalf of any American  Century fund.  Security  examples are used for representational  purposes only and are not intended as recommendations to purchase or sell securities.  Performance information for comparative indices and securities is provided to American  Century by third party  vendors.  To the best of American Century's  knowledge,  such information is accurate at the time of printing.

Our Message to You

[photo of James E. Stowers III and James E. Stowers, Jr.}

James E. Stowers III with  James E. Stowers, Jr.

We are pleased to provide you with the annual report for the American Century
Giftrust fund for the year ended October 31, 2003.

The report includes comparative performance figures, commentary, summary tables, a full list of portfolio holdings and financial statements and highlights. We hope you find this information helpful in monitoring your investment.

Many of you have called or written to express your concern about allegations of wrongdoing by other mutual fund investment management firms. We share your concern--fund companies must put investors first and do everything possible to maintain investor trust. Through the Investment Company Institute, the mutual fund trade association, American Century has advocated industry-wide proposals that strengthen protections for fund investors. We believe that decisive action is needed to show that we are committed, as an industry, to the interests of the
95 million investors we serve.

As information about alleged trading abuses in the mutual fund industry has come to light, we have posted messages and commentary about these issues on
www.americancentury.com. Beyond what's currently in the headlines, American
Century has been a champion of many important investor and industry issues, which are outlined in a document titled Putting Investors First. We invite you to visit our Web site and read about how our values have influenced these positions.

As always, we deeply appreciate your investment with American Century.

Sincerely,

      /s/ of James E. Stowers, Jr.
      James E. Stowers, Jr.  Founder and Chairman

      /s/ James E. Stowers III
      James E. Stowers III  Co-Chairman of the Board

------
1

Giftrust - Performance

TOTAL RETURNS AS OF OCTOBER 31, 2003

                                      ------------------------------
                                          AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------
                                                            SINCE     INCEPTION
                             1 YEAR   5 YEARS   10 YEARS   INCEPTION    DATE
--------------------------------------------------------------------------------
GIFTRUST                     18.18%    2.51%      3.15%     11.99%     11/25/83

RUSSELL MIDCAP GROWTH INDEX  39.30%    4.62%      9.17%      N/A(1)       -
--------------------------------------------------------------------------------

(1) Benchmark began 12/31/85.

GROWTH OF $10,000 OVER 10 YEARS

$10,000 investment made October 31, 1993

ONE-YEAR RETURNS OVER 10 YEARS

Periods ended October 31
-----------------------------------------------------------------------------------------------
                1994    1995   1996   1997     1998    1999    2000     2001     2002    2003
-----------------------------------------------------------------------------------------------
Giftrust       18.75%  32.52%  9.72%  1.95%  -31.55%  59.05%  63.10%  -56.36%  -15.38%  18.18%
-----------------------------------------------------------------------------------------------
Russell Midcap
Growth Index    2.54%  24.24% 17.95%  24.61%   2.43%  37.66%  38.67%  -42.78%  -17.61%  39.30%
-----------------------------------------------------------------------------------------------

The charts on the performance page give historical return data for the fund.
Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. Past performance does not guarantee future results. None of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

------
2

Giftrust - Portfolio Commentary

[photo of KurtStalzer and Linda Peterson]

A portfolio commentary from Kurt Stalzer and Linda Peterson, portfolio managers on the Giftrust investment team.

For the twelve months ended October 31, 2003, Giftrust gained 18.18% while its benchmark, the Russell Midcap Growth Index, rose 39.30%.

The period opened amid intense geopolitical strife, lackluster economic growth, and a murky corporate profit outlook. As the year wore on, however, many companies met or exceeded earnings estimates, hostilities in Iraq eased, and fiscal and monetary authorities took steps to inject money into the economy to help power a recovery. Mid- and small-cap growth stocks reasserted themselves in this environment, with the sharpest gains posted by smaller growth companies.

In the early stages of economic recovery, as general demand improves and investors gain confidence, lower-quality stocks typically are among the first to rally. That was certainly the case during the period covered by this report.
Indeed, the greatest contribution to return in the Russell Midcap Growth Index was from low-ranked stocks within the Standard and Poor's Stock Ranking System, which is a measure of growth and stability of earnings and dividends.

While Giftrust's technology stake produced strong absolute results, this sector slowed our progress the most relative to the benchmark. The biggest gains came from the semiconductor industry, where a leading contributor was International
Rectifier. Personal computer, laptop, and consumer electronic sales spurred demand for the company's power management chips. Positions in the electrical equipment, software, and computer hardware industries also advanced.

Technology-oriented businesses in the commercial services sector turned in positive results, but also trailed their counterparts in the benchmark.
Corporate Executive Board, a provider of business research and analysis to nearly 2,000 companies in the U.S. and abroad, saw its shares climb strongly as it grew revenues and added new clients. In contrast, PEC Solutions, which helps government clients utilize the Internet to improve performance, lost ground as

TOP TEN HOLDINGS
AS OF OCTOBER 31, 2003
-----------------------------------------------------------------------------
                                            % OF FUND              % OF FUND
                                           INVESTMENTS            INVESTMENTS
                                              AS OF                  AS OF
                                            10/31/03                4/30/03
-----------------------------------------------------------------------------
Jabil Circuit, Inc.                           2.5%                      -
-----------------------------------------------------------------------------
International Rectifier Corp.                 2.1%                   0.5%
-----------------------------------------------------------------------------
Corporate Executive Board Co. (The)           2.1%                   2.0%
-----------------------------------------------------------------------------
Fastenal Company                              1.9%                   1.0%
-----------------------------------------------------------------------------
Tiffany & Co.                                 1.8%                   1.1%
-----------------------------------------------------------------------------
Hilton Hotels Corporation                     1.8%                   0.6%
-----------------------------------------------------------------------------
Cray, Inc.                                    1.7%                      -
-----------------------------------------------------------------------------
Manpower Inc.                                 1.7%                   1.6%
-----------------------------------------------------------------------------
XTO Energy Inc.                               1.6%                   1.4%
-----------------------------------------------------------------------------
CACI International Inc.                       1.6%                      -
-----------------------------------------------------------------------------

                                                                    (continued)

------
3

Giftrust - Portfolio Commentary

it reported lower third-quarter earnings as it awaited a ramp-up in client spending following the enactment of the 2004 federal budget.

Giftrust's health care stake was a source of strength. Omnicare, a pharmaceutical provider to nursing homes, was one of the portfolio's top contributors. During the period, it received a boost when it completed a significant acquisition. Medical-device company Boston Scientific was another leading contributor, benefiting from strong European sales of its drug-coated stent. The portfolio's generic drug holdings also appreciated. Within health care, however, the portfolio's top detractor was Accredo Health. We sold this stock when the specialty drug distributor unexpectedly lowered earnings estimates due to slowing sales.

Investments in the consumer cyclical sector boosted returns. One company of note was consumer electronics retailer Best Buy, which continued to gain market share from rivals and sold its troubled Musicland division. Tiffany & Co. and
Coach also were standouts, profiting from increasing sales of luxury goods.
Furthermore, Giftrust's holdings in financial stocks helped drive positive results, especially our positions in securities and asset managers.

Looking again on the downside, the portfolio's energy investments did not perform as well as hoped and trailed those of the benchmark. Media stocks, particularly broadcasting holdings, were another disappointment. Additionally, an investment in Avery Dennison, a maker of self-adhesive stamps and labels, hampered returns. Its stock declined in part due to an announcement that the government initiated an investigation into the labeling industry.

We are encouraged by the resilience the market and the economy have demonstrated. We will continue to search for mid-sized and smaller companies growing at accelerating rates. We believe this process can position Giftrust for positive long-term performance.

TOP FIVE INDUSTRIES
AS OF OCTOBER 31, 2003
-----------------------------------------------------------------------------
                                            % OF FUND              % OF FUND
                                           INVESTMENTS            INVESTMENTS
                                              AS OF                  AS OF
                                            10/31/03                4/30/03
-----------------------------------------------------------------------------
Electrical Equipment                         10.2%                   3.3%
-----------------------------------------------------------------------------
Semiconductor                                 9.6%                   5.2%
-----------------------------------------------------------------------------
Information Services                          8.2%                   9.1%
-----------------------------------------------------------------------------
Specialty Stores                              7.0%                   3.8%
-----------------------------------------------------------------------------
Medical Products & Supplies                   6.3%                   8.3%
-----------------------------------------------------------------------------

TYPES OF INVESTMENTS IN PORTFOLIO
-----------------------------------------------------------------------------
                                              AS OF                 AS OF
                                            10/31/03               4/30/03
-----------------------------------------------------------------------------
U.S. Common Stocks & Equity Futures          92.1%                  91.0%
-----------------------------------------------------------------------------
Foreign Stocks                                4.2%                   5.2%
-----------------------------------------------------------------------------
TOTAL EQUITY EXPOSURE                        96.3%                  96.2%
-----------------------------------------------------------------------------
Temporary Cash Investments                    3.7%                   3.8%
-----------------------------------------------------------------------------

------
4

Giftrust - Schedule of Investments

OCTOBER 31, 2003

Shares                        ($ In Thousands)                        Value
-------------------------------------------------------------------------------
COMMON STOCKS - 95.8%

BANKS - 1.8%
-------------------------------------------------------------------------------
    96,000    Northern Trust Corp.                                  $    4,459
-------------------------------------------------------------------------------
   127,100    State Street Corp.                                         6,655
-------------------------------------------------------------------------------
    73,000    Zions Bancorporation                                       4,474
-------------------------------------------------------------------------------
                                                                        15,588
-------------------------------------------------------------------------------
BIOTECHNOLOGY - 3.0%
-------------------------------------------------------------------------------
    98,000    Cephalon, Inc.(1)                                          4,602
-------------------------------------------------------------------------------
   131,000    Genzyme Corp.(1)                                           6,013
-------------------------------------------------------------------------------
   205,213    MGI Pharma Inc.(1)                                         7,708
-------------------------------------------------------------------------------
   531,000    QLT Inc.(1)                                                8,204
-------------------------------------------------------------------------------
                                                                        26,527
-------------------------------------------------------------------------------
CHEMICALS - 1.3%
-------------------------------------------------------------------------------
   223,600    Pactiv Corp.(1)                                            4,930
-------------------------------------------------------------------------------
   137,300    Valspar Corp.                                              6,550
-------------------------------------------------------------------------------
                                                                        11,480
-------------------------------------------------------------------------------
CLOTHING STORES - 3.4%
-------------------------------------------------------------------------------
   279,200    Coach Inc.(1)                                              9,903
-------------------------------------------------------------------------------
   118,900    Gap, Inc. (The)                                            2,269
-------------------------------------------------------------------------------
   237,000    Ross Stores, Inc.                                         11,852
-------------------------------------------------------------------------------
   176,000    Talbots Inc.                                               5,785
-------------------------------------------------------------------------------
                                                                        29,809
-------------------------------------------------------------------------------
COMPUTER HARDWARE &
BUSINESS MACHINES - 4.7%
-------------------------------------------------------------------------------
   477,194    American Power Conversion Corp.                            9,654
-------------------------------------------------------------------------------
   173,000    Avocent Corp.(1)                                           6,539
-------------------------------------------------------------------------------
 1,152,200    Cray, Inc.(1)                                             15,001
-------------------------------------------------------------------------------
   232,101    Electronics for Imaging, Inc.(1)                           6,290
-------------------------------------------------------------------------------
    81,928    Zebra Technologies Corp. Cl A(1)                           4,666
-------------------------------------------------------------------------------
                                                                        42,150
-------------------------------------------------------------------------------
COMPUTER SOFTWARE - 4.4%
-------------------------------------------------------------------------------
   377,700    Cognos, Inc.(1)                                           13,019
-------------------------------------------------------------------------------
   127,600    Kronos Inc.(1)                                             7,656
-------------------------------------------------------------------------------
   185,900    Mercury Interactive Corp.(1)                               8,633
-------------------------------------------------------------------------------
   754,000    Siebel Systems, Inc.(1)                                    9,493
-------------------------------------------------------------------------------
                                                                        38,801
-------------------------------------------------------------------------------
CONSTRUCTION & REAL PROPERTY - 0.5%
-------------------------------------------------------------------------------
   125,000    Toll Brothers Inc.(1)                                      4,605
-------------------------------------------------------------------------------
CONSUMER DURABLES - 1.2%
-------------------------------------------------------------------------------
    83,000    Harman International Industries Inc.                      10,641
-------------------------------------------------------------------------------
DEPARTMENT STORES - 1.4%
-------------------------------------------------------------------------------
   275,000    Family Dollar Stores, Inc.                                11,993
-------------------------------------------------------------------------------

Shares                        ($ In Thousands)                           Value
-------------------------------------------------------------------------------
DRUGS - 2.6%
-------------------------------------------------------------------------------
   120,600   Barr Laboratories, Inc.(1)                             $    9,258
-------------------------------------------------------------------------------
   153,600   Celgene Corp.(1)                                            6,404
-------------------------------------------------------------------------------
   182,250   Mylan Laboratories Inc.                                     4,401
-------------------------------------------------------------------------------
    56,313   Teva Pharmaceutical
              Industries Ltd. ADR                                        3,204
-------------------------------------------------------------------------------
                                                                        23,267
-------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT - 10.2%
-------------------------------------------------------------------------------
   159,000   Amphenol Corp. Cl A(1)                                      9,341
-------------------------------------------------------------------------------
   532,205   Comverse Technology, Inc.(1)                                9,601
-------------------------------------------------------------------------------
   847,000   Corning Inc.(1)                                             9,300
-------------------------------------------------------------------------------
   901,200   Flextronics International Ltd.(1)                          12,617
-------------------------------------------------------------------------------
   787,900   Jabil Circuit, Inc.(1)                                     21,942
-------------------------------------------------------------------------------
   296,000   Merix Corporation(1)                                        5,266
-------------------------------------------------------------------------------
   164,000   Plantronics, Inc.(1)                                        4,561
-------------------------------------------------------------------------------
   389,000   Plexus Corporation(1)                                       6,726
-------------------------------------------------------------------------------
    86,000   Tektronix, Inc.                                             2,208
-------------------------------------------------------------------------------
   176,455   TTM Technologies Inc.(1)                                    2,841
-------------------------------------------------------------------------------
   183,200   Ultratech, Inc.(1)                                          5,718
-------------------------------------------------------------------------------
                                                                        90,121
-------------------------------------------------------------------------------
ENERGY RESERVES & PRODUCTION - 1.6%
-------------------------------------------------------------------------------
   617,200   XTO Energy Inc.                                            14,609
-------------------------------------------------------------------------------
ENVIRONMENTAL SERVICES - 1.3%
-------------------------------------------------------------------------------
   244,300   Stericycle, Inc.(1)                                        11,282
-------------------------------------------------------------------------------
FINANCIAL SERVICES - 0.8%
-------------------------------------------------------------------------------
   194,400   Investors Financial Services Corporation                    6,868
-------------------------------------------------------------------------------
FOOD & BEVERAGE - 0.6%
-------------------------------------------------------------------------------
    61,200   Hershey Foods Corp.                                         4,719
-------------------------------------------------------------------------------
    22,372   Performance Food Group Co.(1)                                 833
-------------------------------------------------------------------------------
                                                                         5,552
-------------------------------------------------------------------------------
HEAVY ELECTRICAL EQUIPMENT - 0.5%
-------------------------------------------------------------------------------
   292,800   Newport Corp.(1)                                            4,615
-------------------------------------------------------------------------------
HOTELS - 2.5%
-------------------------------------------------------------------------------
   988,100   Hilton Hotels Corporation                                  15,651
-------------------------------------------------------------------------------
   224,300   Station Casinos Inc.                                        6,673
-------------------------------------------------------------------------------
                                                                        22,324
-------------------------------------------------------------------------------
INDUSTRIAL PARTS - 3.9%
-------------------------------------------------------------------------------
    81,100   American Standard Companies Inc.(1)                         7,761
-------------------------------------------------------------------------------
   377,238   Fastenal Company                                           16,776
-------------------------------------------------------------------------------
   168,177   Ingersoll-Rand Company                                     10,158
-------------------------------------------------------------------------------
                                                                        34,695
-------------------------------------------------------------------------------
INDUSTRIAL SERVICES - 2.8%
-------------------------------------------------------------------------------
   157,900  Education Management Corporation(1)                         9,976
-------------------------------------------------------------------------------
   323,166   Manpower Inc.                                              14,995
-------------------------------------------------------------------------------
                                                                        24,971
-------------------------------------------------------------------------------

See Notes to Financial Statements.                           (continued)

------
5

Giftrust - Schedule of Investments

OCTOBER 31, 2003

Shares                        ($ In Thousands)                         Value
-------------------------------------------------------------------------------
INFORMATION SERVICES - 8.2%
-------------------------------------------------------------------------------
   292,751    CACI International Inc.(1)                           $    14,500
-------------------------------------------------------------------------------
   264,000    Cognizant Technology
              Solutions Corporation(1)                                  11,983
-------------------------------------------------------------------------------
   212,100    Computer Sciences Corp.(1)                                 8,403
-------------------------------------------------------------------------------
   365,796    Corporate Executive
              Board Co. (The)(1)                                        18,660
-------------------------------------------------------------------------------
    57,000    DST Systems, Inc.(1)                                       2,156
-------------------------------------------------------------------------------
   160,000    Fiserv, Inc.(1)                                            5,651
-------------------------------------------------------------------------------
   171,000    Monster Worldwide Inc.                                     4,355
-------------------------------------------------------------------------------
   137,000    Paychex, Inc.                                              5,332
-------------------------------------------------------------------------------
    77,000    SunGard Data Systems Inc.(1)                               2,160
-------------------------------------------------------------------------------
                                                                        73,200
-------------------------------------------------------------------------------
INTERNET - 0.2%
-------------------------------------------------------------------------------
    75,672    United Online, Inc.(1)                                     2,179
-------------------------------------------------------------------------------
MEDIA - 2.3%
-------------------------------------------------------------------------------
   232,000  EchoStar Communications Corp. Cl A(1)                        8,889
-------------------------------------------------------------------------------
    95,100    Entercom Communications Corp.(1)                           4,357
-------------------------------------------------------------------------------
   450,000    General Motors Corporation Cl H(1)                         7,394
-------------------------------------------------------------------------------
                                                                        20,640
-------------------------------------------------------------------------------
MEDICAL PRODUCTS & SUPPLIES - 6.3%
-------------------------------------------------------------------------------
   131,300    Alcon, Inc.                                                7,236
-------------------------------------------------------------------------------
   153,900    Bard (C.R.), Inc.                                         12,320
-------------------------------------------------------------------------------
   110,200    Boston Scientific Corp.(1)                                 7,463
-------------------------------------------------------------------------------
   178,976    Henry Schein, Inc.(1)                                     11,105
-------------------------------------------------------------------------------
   133,000    Inamed Corp.(1)                                           11,487
-------------------------------------------------------------------------------
   244,000    PerkinElmer, Inc.                                          4,394
-------------------------------------------------------------------------------
   127,000    Therasense Inc.(1)                                         2,322
-------------------------------------------------------------------------------
                                                                        56,327
-------------------------------------------------------------------------------
MEDICAL PROVIDERS & SERVICES - 4.2%
-------------------------------------------------------------------------------
   386,300  Health Management Associates, Inc. Cl A                      8,557
-------------------------------------------------------------------------------
   301,400    Manor Care, Inc.                                          10,031
-------------------------------------------------------------------------------
   322,655    Omnicare, Inc.(2)                                         12,370
-------------------------------------------------------------------------------
   185,000    Select Medical Corporation(1)                              6,210
-------------------------------------------------------------------------------
                                                                        37,168
-------------------------------------------------------------------------------
MOTOR VEHICLES & PARTS - 1.4%
-------------------------------------------------------------------------------
   309,285    Navistar International Corp.(1)                           12,504
-------------------------------------------------------------------------------
OIL REFINING - 0.5%
-------------------------------------------------------------------------------
   103,000    Sunoco, Inc.                                               4,507
-------------------------------------------------------------------------------
OIL SERVICES - 0.6%
-------------------------------------------------------------------------------
   107,100    BJ Services Co.(1)                                         3,514
-------------------------------------------------------------------------------
   115,142    Pride International Inc.(1)                                1,886
-------------------------------------------------------------------------------
                                                                         5,400
-------------------------------------------------------------------------------
PROPERTY AND CASUALTY INSURANCE - 1.1%
-------------------------------------------------------------------------------
   185,500    Radian Group Inc.                                          9,813
-------------------------------------------------------------------------------

Shares                        ($ In Thousands)                         Value
-------------------------------------------------------------------------------
RESTAURANTS - 1.4%
-------------------------------------------------------------------------------
   206,600   Applebee's International Inc.                          $    7,749
-------------------------------------------------------------------------------
    92,000   CEC Entertainment Inc.(1)                                   4,499
-------------------------------------------------------------------------------
                                                                        12,248
-------------------------------------------------------------------------------
SECURITIES & ASSET MANAGEMENT - 4.0%
-------------------------------------------------------------------------------
   172,800   Affiliated Managers Group Inc.(1)                          12,528
-------------------------------------------------------------------------------
   111,600   Edwards (A.G.), Inc.                                        4,520
-------------------------------------------------------------------------------
   149,100   Franklin Resources, Inc.                                    7,070
-------------------------------------------------------------------------------
   133,400   Legg Mason, Inc.                                           11,106
-------------------------------------------------------------------------------
                                                                        35,224
-------------------------------------------------------------------------------
SEMICONDUCTOR - 9.6%
-------------------------------------------------------------------------------
   342,000   Arrow Electronics, Inc.(1)                                  7,302
-------------------------------------------------------------------------------
 1,458,000   Atmel Corporation(1)                                        8,223
-------------------------------------------------------------------------------
   259,000   Cypress Semiconductor Corporation(1)                        5,558
-------------------------------------------------------------------------------
   111,200   DSP Group, Inc.                                             2,655
-------------------------------------------------------------------------------
   399,200   International Rectifier Corp.(1)                           19,053
-------------------------------------------------------------------------------
    40,900   KLA-Tencor Corp.(1)                                         2,345
-------------------------------------------------------------------------------
   245,500   Linear Technology Corp.                                    10,461
-------------------------------------------------------------------------------
   205,647   Maxim Integrated Products, Inc.                            10,223
-------------------------------------------------------------------------------
   257,000   Photronics Inc.(1)                                          5,536
-------------------------------------------------------------------------------
   377,000   RF Micro Devices Inc.(1)                                    4,415
-------------------------------------------------------------------------------
   281,800   Vishay Intertechnology, Inc.(1)                             5,284
-------------------------------------------------------------------------------
   622,000   Vitesse Semiconductor Corp.(1)                              4,379
-------------------------------------------------------------------------------
                                                                        85,434
-------------------------------------------------------------------------------
SPECIALTY STORES - 7.0%
-------------------------------------------------------------------------------
   198,000   Best Buy Co., Inc.(1)                                      11,545
-------------------------------------------------------------------------------
   264,000   BJ's Wholesale Club Inc.(1)                                 6,782
-------------------------------------------------------------------------------
   187,200   Guitar Center Inc.(1)                                       6,093
-------------------------------------------------------------------------------
    93,646   PETCO Animal Supplies, Inc.(1)                              3,107
-------------------------------------------------------------------------------
   397,000   Pier 1 Imports, Inc.                                        9,171
-------------------------------------------------------------------------------
   348,761   Staples, Inc.(1)                                            9,354
-------------------------------------------------------------------------------
   332,200   Tiffany & Co.                                              15,763
-------------------------------------------------------------------------------
                                                                        61,815
-------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATIONS - 0.5%
-------------------------------------------------------------------------------
   357,069   Nextel Partners, Inc. Cl A(1)                               4,292
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $690,904)                                                        850,649
-------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS -
SEGREGATED FOR FUTURES* - 0.5%

Repurchase Agreement,
Deutsche Bank, Inc.,
(U.S. Treasury obligations),
in a joint trading account at 1.00%,
dated 10/31/03, due 11/03/03
(Delivery value $4,394)
(Cost $4,394)                                                            4,394
-------------------------------------------------------------------------------

See Notes to Financial Statements.                          (continued)

-----
6

Giftrust - Schedule of Investments

OCTOBER 31, 2003

Principal Amount              ($ In Thousands)                      Value
-------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS - 3.7%

Repurchase Agreement,
Deutsche Bank, Inc.,
(U.S. Treasury obligations),
in a joint trading account at 1.00%,
dated 10/31/03, due 11/3/03
(Delivery value $32,609)
(Cost $32,606)                                                      $   32,606
-------------------------------------------------------------------------------
TOTAL INVESTMENT SECURITIES - 100.0%
(Cost $727,904)                                                       $887,649
===============================================================================

COLLATERAL RECEIVED FOR
SECURITIES LENDING(3)
REPURCHASE AGREEMENTS
-------------------------------------------------------------------------------
Repurchase Agreement,
BNP Paribas Securities Corp.,
(U.S. Government Agency obligations),
1.06%, dated 10/31/03, due 11/3/03
(Delivery value $29,906)                                                29,904
-------------------------------------------------------------------------------

                              ($ In Thousands)                          Value
-------------------------------------------------------------------------------
SHORT-TERM DEBT SECURITIES
-------------------------------------------------------------------------------
         $  8,000  Bear Stearns Companies, Inc.
                   Master Note, VRN, 1.24%, 11/3/03                   $  8,000
-------------------------------------------------------------------------------
           15,001  Citibank Credit Card Issuance
                   Trust, Series 2000 A2, VRN,
                   1.19%, 11/7/03 resets quarterly
                   off the 3-month LIBOR plus 0.05%
                   with no caps                                         15,001
-------------------------------------------------------------------------------
            4,991  Dakota Commercial Paper Notes,
                   (Citibank Credit Card),
                   1.07%, 12/22/03                                       4,991
-------------------------------------------------------------------------------
           25,000  RACERS(SM), Series 2000-7,
                   Class A3, VRN, 1.32%, 11/3/03
                   resets monthly off the 1-month
                   LIBOR plus 0.20% with no caps                        25,000
-------------------------------------------------------------------------------
           10,000  Security Benefit Life Insurance Co.
                   Funding Agreement, VRN, 1.28%,
                   11/10/03                                             10,000
-------------------------------------------------------------------------------
                                                                        62,992
-------------------------------------------------------------------------------
TOTAL COLLATERAL RECEIVED
FOR SECURITIES LENDING
(Cost $92,896)                                                         $92,896
===============================================================================

EQUITY FUTURES CONTRACTS*

                                                        ($ In Thousands)
                         Expiration           Underlying Face       Unrealized
Purchased                  Date              Amount at Value          Gain
-------------------------------------------------------------------------------
31 NASDAQ 100 Futures   December 2003             $4,394               $169
                                                ===============================

*EQUITY FUTURES CONTRACTS typically are based on a stock index and tend to track the performance of the index while remaining very liquid (easy to buy and sell).
By investing its cash assets in index futures, the fund has increased equity exposure while maintaining easy access to cash.

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

LIBOR = London Interbank Offered Rate

RACERS(SM) = Restructured Asset Certificates Enhanced Returns

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective October 31, 2003.

(1)  Non-income producing.

(2)  Security, or a portion thereof, has been segregated at the custodian bank or with the broker as initial margin on futures contracts.

(3)  Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.

See Notes to Financial Statements.

------
7

Statement of Assets and Liabilities

OCTOBER 31, 2003
(Amounts In Thousands Except Per-Share Amounts)
--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investment securities, at value (cost of $727,904) -
including securities on loan valued at $90,570                       $  887,649
-----------------------------------------------------------------
Collateral received for securities
loaned, at value (cost of $92,896)                                       92,896
-----------------------------------------------------------------
Receivable for investments sold                                          27,003
-----------------------------------------------------------------
Dividends and interest receivable                                            53
--------------------------------------------------------------------------------
                                                                      1,007,601
--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------
Disbursements in excess of demand deposit cash                               21
-----------------------------------------------------------------
Payable for collateral received on securities loaned                     92,896
-----------------------------------------------------------------
Payable for investments purchased                                        17,999
-----------------------------------------------------------------
Payable for variation margin on futures contracts                            20
-----------------------------------------------------------------
Accrued management fees                                                     744
--------------------------------------------------------------------------------
                                                                        111,680
--------------------------------------------------------------------------------
NET ASSETS                                                           $  895,921
================================================================================

--------------------------------------------------------------------------------
CAPITAL SHARES, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Authorized                                                              200,000
================================================================================
Outstanding                                                              63,820
================================================================================
NET ASSET VALUE PER SHARE                                                $14.04
================================================================================

--------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------
Capital (par value and paid-in surplus)                              $1,342,772
-----------------------------------------------------------------
Accumulated net realized loss on investment transactions              (606,765)
-----------------------------------------------------------------
Net unrealized appreciation on investments                              159,914
--------------------------------------------------------------------------------
                                                                     $  895,921
================================================================================

See Notes to Financial Statements.

------
8

Statement of Operations

YEAR ENDED OCTOBER 31, 2003 (Amounts In Thousands)
--------------------------------------------------------------------------------
INVESTMENT LOSS
--------------------------------------------------------------------------------
INCOME:
-----------------------------------------------------------------
Dividends                                                              $  2,645
-----------------------------------------------------------------
Interest                                                                    713
-----------------------------------------------------------------
Securities lending                                                          221
--------------------------------------------------------------------------------
                                                                          3,579
--------------------------------------------------------------------------------

EXPENSES:
-----------------------------------------------------------------
Management fees                                                           7,858
-----------------------------------------------------------------
Directors' fees and expenses                                                 11
-----------------------------------------------------------------
Other expenses                                                                8
--------------------------------------------------------------------------------
                                                                          7,877
--------------------------------------------------------------------------------

NET INVESTMENT LOSS                                                      (4,298)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
Net realized loss on investment transactions                             (2,472)
-----------------------------------------------------------------
Change in net unrealized appreciation on investments                    144,671
--------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN                                        142,199
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   $137,901
================================================================================

See Notes to Financial Statements.

------
9

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2003 AND OCTOBER 31, 2002
(Amounts In Thousands)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                            2003        2002
--------------------------------------------------------------------------------
OPERATIONS
--------------------------------------------------------------------------------
Net investment loss                                      $  (4,298)  $  (3,667)
------------------------------------------------------
Net realized loss                                           (2,472)   (139,368)
------------------------------------------------------
Change in net unrealized appreciation                      144,671       5,223
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                                  137,901    (137,812)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold                                   15,126       24,279
------------------------------------------------------
Payments for shares redeemed                               (12,861)    (11,020)
--------------------------------------------------------------------------------
Net increase in net assets from
capital share transactions                                   2,265      13,259
--------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS                      140,166    (124,553)
NET ASSETS
Beginning of period                                        755,755      880,308
--------------------------------------------------------------------------------
End of period                                             $895,921     $755,755
================================================================================

--------------------------------------------------------------------------------
TRANSACTIONS IN SHARES OF THE FUND
--------------------------------------------------------------------------------
Sold                                                         1,239        1,738
------------------------------------------------------
Redeemed                                                    (1,042)        (816)
--------------------------------------------------------------------------------
Net increase in shares of the fund                             197          922
================================================================================

See Notes to Financial Statements.

------
10

Notes to Financial Statements

OCTOBER 31, 2003 (Amounts In Thousands)
--------------------------------------------------------------------------------
1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------
ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. Giftrust Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act.
The fund's investment objective is to seek long-term capital growth. The following is a summary of the fund's significant accounting policies.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes are valued through a commercial pricing service. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the
Board of Directors.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

SECURITIES ON LOAN -- The fund may lend portfolio securities through its lending agent to certain approved borrowers in order to earn additional income. The fund continues to recognize any gain or loss in the market price of the securities loaned and record any interest earned or dividends declared.

FUTURES CONTRACTS -- The fund may enter into futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment
Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code.
Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

                                                                    (continued)

------
11

Notes to Financial Statements

OCTOBER 31, 2003
(Amounts In Thousands)
--------------------------------------------------------------------------------
2. FEES AND TRANSACTIONS WITH RELATED PARTIES
--------------------------------------------------------------------------------
MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered
"interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly in arrears based on the fund's average daily closing net assets during the previous month. The annual management fee is 1.00%.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment manager, ACIM, the distributor of the corporation, American Century Investment
Services, Inc., and the corporation's transfer agent, American Century Services
Corporation.

During the year ended October 31, 2003, the fund invested in a money market fund for temporary purposes, which was managed by J.P. Morgan Investment Management,
Inc. (JPMIM). JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co.
(JPM). JPM is an equity investor in ACC. The fund has a bank line of credit agreement with JPMorgan Chase Bank (JPMCB). The fund has a securities lending agreement with JPMCB. JPMCB is a wholly owned subsidiary of JPM.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------
Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2003, were $1,043,817 and $1,014,906, respectively.

--------------------------------------------------------------------------------
4. SECURITIES LENDING
--------------------------------------------------------------------------------
As of October 31, 2003, securities in the fund valued at $90,570 were on loan through the lending agent, JPMCB, to certain approved borrowers. JPMCB receives and maintains collateral in the form of cash, and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments. The total value of all collateral received, at this date, was
$92,896. The fund's risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due.
If the borrower defaults, receipt of the collateral by the fund may be delayed or limited.

--------------------------------------------------------------------------------
5. BANK LINE OF CREDIT
--------------------------------------------------------------------------------
The fund, along with certain other funds managed by ACIM, has a $620 million unsecured bank line of credit agreement with JPMCB, which was renewed from $650 million effective December 17, 2002. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the year ended October 31, 2003.

                                                                   (continued)

------
12

Notes to Financial Statements

OCTOBER 31, 2003 (Amounts In Thousands)
--------------------------------------------------------------------------------
6. FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------
The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

There were no distributions paid by the fund during the years ended October 31,
2003 and October 31, 2002.

As of October 31, 2003, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

--------------------------------------------------------------------------------
COMPONENTS OF DISTRIBUTABLE EARNINGS AND TAX COST
--------------------------------------------------------------------------------
Federal tax cost of investments                                       $730,738
================================================================================
Gross tax appreciation of investments                                 $160,681
--------------------------------------------------------------------
Gross tax depreciation of investments                                   (3,770)
--------------------------------------------------------------------------------
Net tax appreciation of investments                                   $156,911
================================================================================
Net tax appreciation on derivatives                                          -
--------------------------------------------------------------------------------
Net tax appreciation                                                  $156,911
================================================================================
Undistributed ordinary income                                                -
--------------------------------------------------------------------
Accumulated capital losses                                           $(603,762)
--------------------------------------------------------------------------------

The difference between book-basis and tax-basis cost and unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers expire in 2009 through 2011.

------
13

Giftrust - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31
--------------------------------------------------------------------------------------------------
                                           2003        2002        2001       2000        1999
--------------------------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period      $11.88      $14.04      $43.71      $26.80      $16.85
--------------------------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------
  Net Investment Loss(1)                   (0.07)      (0.06)      (0.02)      (0.32)      (0.14)
-----------------------------------
  Net Realized and
Unrealized Gain (Loss)                      2.23       (2.10)     (21.07)      17.23       10.09
--------------------------------------------------------------------------------------------------
  Total From Investment Operations          2.16       (2.16)     (21.09)      16.91        9.95
--------------------------------------------------------------------------------------------------
Distributions
-----------------------------------
  From Net Realized Gains                      --          --      (8.58)         --          --
--------------------------------------------------------------------------------------------------
Net Asset Value, End of Period            $14.04      $11.88      $14.04      $43.71      $26.80
==================================================================================================

  TOTAL RETURN(2)                          18.18%     (15.38)%    (56.36)%     63.10%      59.05%
--------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                       1.00%       1.00%       1.00%      1.00%       1.00%
-----------------------------------
Ratio of Net Investment Loss
to Average Net Assets                      (0.55)%    (0.42)%     (0.11)%    (0.75)%     (0.66)%
-----------------------------------
Portfolio Turnover Rate                       140%       140%        196%        92%        117%
-----------------------------------
Net Assets, End of Period (in millions)       $896       $756        $880     $2,086      $1,250
--------------------------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any.

See Notes to Financial Statements.

------
14

Independent Auditors' Report

The Board of Directors and Shareholders,
American Century Mutual Funds, Inc:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Giftrust Fund, (the "Fund"), one of the funds comprising American Century Mutual Funds, Inc., as of October 31, 2003, and the
related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2003 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial positions of Giftrust Fund as of
October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
December 5, 2003

------
15

Management

The individuals listed below serve as directors or officers of the fund. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is
75, although the remaining independent directors may temporarily waive this requirement on a case-by-case basis. Those listed as interested directors are
"interested" primarily by virtue of their engagement as officers of American
Century Companies, Inc. (ACC) or its wholly-owned subsidiaries, including the fund's investment advisor, American Century Investment Management, Inc. (ACIM);
the fund's principal underwriter, American Century Investment Services, Inc.
(ACIS); and the fund's transfer agent, American Century Services Corporation
(ACSC).

The other directors (more than two-thirds of the total number) are independent;
that is, they are not employees or officers of, and have no financial interest in, ACC or any of its wholly-owned subsidiaries, including ACIM, ACIS, and ACSC.

All persons named as officers of the fund also serve in similar capacities for other funds advised by ACIM. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

--------------------------------------------------------------------------------
INDEPENDENT DIRECTORS
--------------------------------------------------------------------------------
THOMAS A. BROWN (63), 4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 22
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Strategic Account
Implementation Manager, Applied Industrial Technologies, Inc., a corporation engaged in the sale of bearings and power transmission products
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 39
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
ROBERT W. DOERING, M.D. (71), 4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director Emeritus(1)
LENGTH OF TIME SERVED (YEARS):1
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly a general surgeon
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 39
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
ANDREA C. HALL, PH.D. (58), 4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 5
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President,
Midwest Research Institute
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 39
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Midwest Research Institute
--------------------------------------------------------------------------------

(1) Dr. Robert Doering resigned as full-time director, effective November 5,
   2001, after serving in such capacity for 33 years. Dr. Doering continues to serve the board in an advisory capacity. His position as Director Emeritus is an advisory position and involves attendance at one board meeting per year to review prior year-end results for the funds. He receives all regular board communications, including monthly mailings, industry newsletters, email communications, and company information, but not quarterly board and committee materials relating to meetings that he does not attend. Dr. Doering is not a director or a member of the board and has no voting power relating to any matters relating to fund operations. He is not an interested person of the funds or ACIM. He receives an annual stipend of $2,500 for his services.

                                                                    (continued)

------
16

Management
--------------------------------------------------------------------------------
INDEPENDENT DIRECTORS (CONTINUED)
--------------------------------------------------------------------------------
D.D. (DEL) HOCK (68), 4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 6
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Chairman,
Public Service  Company of Colorado
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 39
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Allied Motion
Technologies, Inc. and J.D. Edwards & Company
--------------------------------------------------------------------------------
DONALD H. PRATT (65), 4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director, Vice Chairman of the Board
LENGTH OF TIME SERVED (YEARS): 7
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Western Investments,
Inc.; Chairman of the Board, Butler Manufacturing Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 39
OTHER DIRECTORSHIPS HELD BY DIRECTOR:
Director, Butler Manufacturing Company; Director, Atlas-Copco,
North America Inc.
--------------------------------------------------------------------------------
GALE E. SAYERS (60), 4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 2
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive
Officer, and Founder, Sayers Computer Source
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 39
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
M. JEANNINE STRANDJORD (57), 4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 8
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President,
Finance--Global Markets Group, Sprint Corporation
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 39
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems, Inc.
--------------------------------------------------------------------------------
TIMOTHY S. WEBSTER (41), 4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 1
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief
Executive Officer, American Italian Pasta Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 39
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INTERESTED DIRECTORS
--------------------------------------------------------------------------------
JAMES E. STOWERS, JR. (79),(1) 4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director, Chairman of the Board
LENGTH OF TIME SERVED (YEARS): 44
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Director, and
controlling shareholder, ACC; Chairman, ACSC and other ACC subsidiaries;
Director, ACIM, ACSC, and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 39
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
JAMES E. STOWERS III (44),(1) 4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 12
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Co-Chairman, ACC
(September 2000 to present); Chief Executive Officer, ACC
(June 1996 to September 2000); Director, ACC, ACIM, ACSC, and
other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 39
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

(1) James E. Stowers, Jr. is the father of James E. Stowers III.

                                                                 (continued)

------
17

Management

--------------------------------------------------------------------------------
OFFICERS
--------------------------------------------------------------------------------
WILLIAM M. LYONS (48), 4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: President
LENGTH OF TIME SERVED (YEARS): 2
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer,
ACC and other ACC subsidiaries (September 2000 to present);
President, ACC (June 1997 to present); President, ACIM
(September 2002 to present); President, ACIS (July 2003 to present);
Chief Operating Officer, ACC (June 1996 to September 2000);
Also serves as: Executive Vice President, ACSC and other ACC subsidiaries
--------------------------------------------------------------------------------
ROBERT T. JACKSON (57), 4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Executive Vice President
LENGTH OF TIME SERVED (YEARS): 2
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Administrative Officer, ACC
(August 1997 to present); Chief Financial Officer, ACC (May 1995 to present);
President, ACSC (January 1999 to present); Executive Vice President, ACC (May
1995 to present); Also serves as: Executive Vice President and Chief Financial
Officer, ACIM, ACIS, and other ACC subsidiaries
--------------------------------------------------------------------------------
MARYANNE ROEPKE, CPA (47), 4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Senior Vice President, Treasurer, and
Chief Accounting Officer
LENGTH OF TIME SERVED (YEARS): 2
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President
(April 1998 to present) and  Assistant Treasurer
(September 1985 to present), ACSC
--------------------------------------------------------------------------------
DAVID C. TUCKER (45), 4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Senior Vice President and General Counsel
LENGTH OF TIME SERVED (YEARS): 4
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, ACIM, ACIS,
ACSC, and other ACC subsidiaries (June 1998 to present); General Counsel,
ACC, ACIM, ACIS, ACSC, and other ACC subsidiaries (June 1998 to present)
--------------------------------------------------------------------------------
ROBERT LEACH (37), 4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Controller
LENGTH OF TIME SERVED (YEARS): 6
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACSC
(February 2000 to present); Controller-Fund Accounting, ACSC
(June 1997 to present)
--------------------------------------------------------------------------------
JON ZINDEL (36), 4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Tax Officer
LENGTH OF TIME SERVED (YEARS): 5
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, Corporate Tax,
ACSC (April 1998 to present); Vice President, ACIM, ACIS, and other ACC subsidiaries (April 1999 to present); President, American Century Employee
Benefit Services, Inc. (January 2000 to December 2000); Treasurer,
American Century Employee Benefit Services, Inc.
(December 2000 to present); Treasurer, American Century Ventures, Inc.
(December 1999 to January 2001)
--------------------------------------------------------------------------------

The SAI has additional information about the fund's directors and is available without charge upon request by calling 1-800-345-2021.

------
18

Additional Information

INDEX DEFINITION

The following index is used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. It is not an investment product available for purchase.

The RUSSELL MIDCAP GROWTH INDEX measures the performance of those Russell Midcap
Index companies (the 800 smallest of the 1,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund manager, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the manager uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century's Web site at
www.americancentury.com and on the Securities and Exchange Commission's Web site at www.sec.gov.

------
19

Notes

------
20

CONTACT US

WWW.AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR RELATIONS:
1-800-345-2021 or 816-531-5575

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT MANAGER:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

American Century Investments
P.O. Box 419200
Kansas City, MO 64141-6200

                                  PRSRT STD
                               U.S. POSTAGE PAID
                                AMERICAN CENTURY
                                   COMPANIES

0312                           American Century Investment Services, Inc.
SH-ANN-36521S                  (c)2003 American Century Services Corporation

[front cover]

October 31, 2003

American Century
Annual Report

[graphic of market line chart]
[graphic of starfish]
[graphic of side-by-side bridges]

Select
New Opportunities II

                                 [american century logo and text logo (reg.sm)]

[inside front cover]

Our Message to You.........................................................  1

SELECT

NEW OPPORTUNITIES II

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Portfolio Commentary reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American
Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

Our Message to You

[photo of James E. Stowers III and James E. Stowers, Jr.]

James E. Stowers III with James E. Stowers, Jr.

We are pleased to provide you with the annual report for the American Century
Select and New Opportunities II funds for the year ended October 31, 2003.

The report includes comparative performance figures, commentary, summary tables, a full list of portfolio holdings and financial statements and highlights. We hope you find this information helpful in monitoring your investment.

Many of you have called or written to express your concern about allegations of wrongdoing by other mutual fund investment management firms. We share your concern--fund companies must put investors first and do everything possible to maintain investor trust. Through the Investment Company Institute, the mutual fund trade association, American Century has advocated industry-wide proposals that strengthen protections for fund investors. We believe that decisive action is needed to show that we are committed, as an industry, to the interests of the
95 million investors we serve.

As information about alleged trading abuses in the mutual fund industry has come to light, we have posted messages and commentary about these issues on
www.americancentury.com. Beyond what's currently in the headlines, American
Century has been a champion of many important investor and industry issues, which are outlined in a document titled Putting Investors First. We invite you to visit our Web site and read about how our values have influenced these positions.

As always, we deeply appreciate your investment with American Century.

Sincerely,

      /s/James E. Stowers, Jr.
      James E. Stowers, Jr.
      Founder and Chairman

      /s/James E. Stowers III
      James E. Stowers III
      Co-Chairman of the Board

------
1

Select - Performance

TOTAL RETURNS AS OF OCTOBER 31, 2003

                                  -------------------------------
                                      AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------
                                                         SINCE     INCEPTION
                         1 YEAR   5 YEARS   10 YEARS   INCEPTION      DATE
--------------------------------------------------------------------------------
INVESTOR CLASS           17.11%   -0.52%      6.93%     14.27%     6/30/1971(1)
--------------------------------------------------------------------------------
S&P 500 INDEX            20.80%    0.53%     10.43%     11.26%        --
--------------------------------------------------------------------------------
Institutional Class      17.34%   -0.31%       --        5.68%     3/13/1997
--------------------------------------------------------------------------------
Advisor Class            16.86%   -0.76%       --        2.27%      8/8/1997
--------------------------------------------------------------------------------
A Class(2)(3)                                                      1/31/2003
   No sales charge*        --       --         --       21.51%
   With sales charge*      --       --         --       14.54%
--------------------------------------------------------------------------------
B Class(2)(3)                                                      1/31/2003
   No sales charge*        --       --         --       20.83%
   With sales charge*      --       --         --       15.83%
--------------------------------------------------------------------------------
C Class(2)(3)                                                      1/31/2003
   No sales charge*        --       --         --       20.94%
   With sales charge*      --       --         --       19.94%
--------------------------------------------------------------------------------

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. (A Class shares have an initial sales charge and
 CDSC; B and C Class shares have CDSCs. Please see the Share Class Information pages for more about the applicable sales charges for each share class.) The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) Although the fund's actual inception date was 10/31/58, this inception date corresponds with the management company's implementation of its current investment philosophy and practices.

(2) Class returns would have been lower if American Century had not voluntarily waived service and distribution fees from 2/1/03 to 3/11/03, 2/1/03 to
    2/11/03, and 2/1/03 to 3/11/03 for the A, B, and C Class shares, respectively.

(3) Returns for periods less than one year are not annualized.

                                                                    (continued)

------
2

Select - Performance

GROWTH OF $10,000 OVER 10 YEARS

$10,000 investment made October 31, 1993

ONE-YEAR RETURNS OVER 10 YEARS

Periods ended October 31
----------------------------------------------------------------------------------------------
                1994    1995    1996    1997    1998    1999   2000     2001     2002    2003
----------------------------------------------------------------------------------------------
Investor Class -7.37%  15.02%  19.76%  27.89%  22.96%  31.22%  7.64%  -28.93%  -17.11%  17.11%
----------------------------------------------------------------------------------------------
S&P 500 Index   3.87%  26.44%  24.10%  32.11%  21.99%  25.67%  6.09%  -24.90%  -15.11%  20.80%
----------------------------------------------------------------------------------------------

The charts on the performance pages give historical return data for the fund.
Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. Unless otherwise indicated, the charts are based on Investor Class shares; performance for other classes will vary due to differences in fee structures (see the Total Returns table on the previous page). Past performance does not guarantee future results.
None of these charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

------
3

Select - Portfolio Commentary

[photo of John Sykora and Keith Lee]

A portfolio commentary from John Sykora and Keith Lee, portfolio managers on the
Select investment team.

Select rose 17.11%* during the year ended October 31, 2003, trailing its benchmark, the Standard & Poor's 500 Index, which advanced 20.80%.

The 12 months covered by this report were marked by a solid rebound in the domestic stock market. The year opened with the broad market, as measured by the
S&P 500, alternating between positive and negative territory before falling to its 12-month low on March 11, just days before the beginning of the U.S.-led invasion of Iraq. From that point through October 31, the market rallied 32.68%
as the Iraqi regime fell, corporate profits grew, and the economy gained strength.

The year also was distinguished by the sharp gains of low-quality stocks. This was reflected by indices that track the market based on such factors as return on equity and Standard & Poor's stock quality ratings. The market's preference for these companies worked against our investment process, which typically leads us to companies that appear able to sustain accelerating growth.

Rising personal income and spending created a favorable environment for companies that provide goods and services to consumers. Select's stake in the consumer services sector turned in solid results against this backdrop and produced some of the portfolio's top contributors. Comcast is a good example.
The nation's largest cable company benefited from strong growth in its high-speed Internet business and predicted that it would add 1.7 million new subscribers by the end of 2003, pushing its broadband subscriber base past the
5-million mark. The company's revenues also were helped by rising sales of high-priced services such as digital cable and video-on-demand.

Results in this sector also were bolstered by travel-related businesses, including Select's top contributor, Four Seasons. The luxury hotel operator raised its room rates and experienced higher demand as the travel industry recovered from the effects the economic slowdown, geopolitical events, and the
SARS

TOP TEN HOLDINGS
AS OF OCTOBER 31, 2003
--------------------------------------------------------------------------------
                                          % OF FUND          % OF FUND
                                         INVESTMENTS        INVESTMENTS
                                            AS OF              AS OF
                                          10/31/03            4/30/03
--------------------------------------------------------------------------------
Aramark Corp. Cl B                          4.0%                2.5%
--------------------------------------------------------------------------------
InterActiveCorp(1)                          3.9%                2.3%
--------------------------------------------------------------------------------
UnitedHealth Group
Incorporated                                3.8%                0.7%
--------------------------------------------------------------------------------
American International
Group, Inc.                                 3.7%                3.9%
--------------------------------------------------------------------------------
Pfizer, Inc.                                3.5%                5.5%
--------------------------------------------------------------------------------
Eli Lilly and Company                       3.0%                0.8%
--------------------------------------------------------------------------------
Microsoft Corporation                       3.0%                3.6%
--------------------------------------------------------------------------------
Four Seasons Hotels Inc.                    3.0%                1.8%
--------------------------------------------------------------------------------
Johnson & Johnson                           2.5%                1.9%
--------------------------------------------------------------------------------
Carnival Corporation                        2.4%                1.9%
--------------------------------------------------------------------------------
(1) Formerly known as USA Interactive

*All fund returns referenced in this commentary
 are for Investor Class shares.                                     (continued)

------
4

Select - Portfolio Commentary

epidemic. Cruise line operator Carnival also benefited from the improving travel market.

Select's technology stake was a top contributor. The biggest lift came from
InterActiveCorp, an Internet company that operates online retail, travel, and event ticketing businesses, including HSN.com, Expedia, and Ticketmaster. The portfolio also generated solid returns from its holdings in semiconductor, computer hardware, and electrical equipment companies, though underweight positions in these areas hurt performance compared to the S&P 500. Relative results also were slowed by defense contractors Northrop Grumman and Lockheed
Martin despite strong defense spending.

Companies that manufacture medical products and supplies were key drivers of the rise in Select's health care stake. A top performer was Boston Scientific, which reported strong European sales of its drug-eluting stent, a device used in the treatment of heart disease. In contrast, a top detractor was Johnson &
Johnson, a competitor in the European drug-coated stent market and the only company approved to sell the devices in the United States. During the period,
J&J was pressured by warnings about potentially dangerous side effects from the use of its product and by expectations that Boston Scientific would win approval to sell its device in the United States. Select shareholders benefited from a strong rise in Boston Scientific's shares and we sold our position in order to pursue more attractive growth opportunities.

Accounting for Select's largest industry position, drug companies boosted the portfolio's results. Top contributors included Eli Lilly, which reported solid sales growth, and Wyeth, which was eliminated from the portfolio when the investment team became concerned about the sustainability of the drug maker's results.

Looking ahead, we are hopeful that improving economic conditions will support continued profit growth. Regardless of economic and market conditions, however, we will remain focused on trying to identify and own companies that appear best able to sustain their accelerating growth.

TOP FIVE INDUSTRIES
AS OF OCTOBER 31, 2003
--------------------------------------------------------------------------------
                                          % OF FUND           % OF FUND
                                         INVESTMENTS         INVESTMENTS
                                            AS OF               AS OF
                                          10/31/03             4/30/03
--------------------------------------------------------------------------------
Drugs                                       13.9%               14.5%
--------------------------------------------------------------------------------
Financial Services                           7.4%                8.6%
--------------------------------------------------------------------------------
Property & Casualty
Insurance                                    6.8%                5.8%
--------------------------------------------------------------------------------
Specialty Stores                             6.1%                4.3%
--------------------------------------------------------------------------------
Food & Beverage                              5.9%                4.3%
--------------------------------------------------------------------------------

TYPES OF INVESTMENTS IN PORTFOLIO
--------------------------------------------------------------------------------
                                            AS OF               AS OF
                                          10/31/03             4/30/03
--------------------------------------------------------------------------------
U.S. Common Stocks                          88.4%               90.4%
--------------------------------------------------------------------------------
Foreign Stocks                               9.6%                6.1%
--------------------------------------------------------------------------------
TOTAL EQUITY EXPOSURE                       98.0%               96.5%
--------------------------------------------------------------------------------
Temporary Cash
Investments                                  2.0%                3.5%
--------------------------------------------------------------------------------

------
5

Select - Schedule of Investments

OCTOBER 31, 2003

Shares                                                               Value
-------------------------------------------------------------------------------

COMMON STOCKS -- 98.0%

ALCOHOL -- 0.6%
-------------------------------------------------------------------------------
     510,000   Anheuser-Busch
               Companies, Inc.                                  $   25,122,600
-------------------------------------------------------------------------------

BANKS -- 2.1%
-------------------------------------------------------------------------------
   1,134,370   Bank of
               New York Co., Inc. (The)                             35,381,001
-------------------------------------------------------------------------------
     623,966   Citigroup Inc.                                       29,575,988
-------------------------------------------------------------------------------
     811,000   U.S. Bancorp                                         22,075,420
-------------------------------------------------------------------------------
                                                                    87,032,409
-------------------------------------------------------------------------------

BIOTECHNOLOGY -- 2.3%
-------------------------------------------------------------------------------
     546,200   Amgen Inc.(1)                                        33,733,312
-------------------------------------------------------------------------------
   1,225,000   Cephalon, Inc.(1)                                    57,526,000
-------------------------------------------------------------------------------
      40,000   Gilead Sciences, Inc.(1)                              2,183,200
-------------------------------------------------------------------------------
                                                                    93,442,512
-------------------------------------------------------------------------------

COMPUTER HARDWARE
& BUSINESS MACHINES -- 2.6%
-------------------------------------------------------------------------------
   2,375,000   Cisco Systems Inc.(1)                                49,827,500
-------------------------------------------------------------------------------
   1,590,100   Dell Inc.(1)                                         57,434,412
-------------------------------------------------------------------------------
                                                                   107,261,912
-------------------------------------------------------------------------------

COMPUTER SOFTWARE -- 3.5%
-------------------------------------------------------------------------------
   4,767,800   Microsoft Corporation                               124,677,970
-------------------------------------------------------------------------------
   1,565,000   Oracle Corp.(1)                                      18,717,400
-------------------------------------------------------------------------------
                                                                   143,395,370
-------------------------------------------------------------------------------

DEFENSE/AEROSPACE -- 1.9%
-------------------------------------------------------------------------------
     928,000   General Dynamics Corp.                               77,673,600
-------------------------------------------------------------------------------

DEPARTMENT STORES -- 1.5%
-------------------------------------------------------------------------------
     631,000   Kohl's Corp.(1)                                      35,380,170
-------------------------------------------------------------------------------
     320,400   Target Corporation                                   12,732,696
-------------------------------------------------------------------------------
     215,000   Wal-Mart Stores, Inc.                                12,674,250
-------------------------------------------------------------------------------
                                                                    60,787,116
-------------------------------------------------------------------------------

DRUGS -- 13.9%
-------------------------------------------------------------------------------
     665,400   Abbott Laboratories                                  28,359,348
-------------------------------------------------------------------------------
   1,873,400   Eli Lilly and Company                               124,805,908
-------------------------------------------------------------------------------
     873,000   Forest Laboratories, Inc. Cl A(1)                    43,658,730
-------------------------------------------------------------------------------
   2,072,400   Johnson & Johnson                                   104,303,892
-------------------------------------------------------------------------------
   1,864,672   Novartis AG ORD                                      70,824,420
-------------------------------------------------------------------------------
   4,585,275   Pfizer, Inc.                                        144,894,689
-------------------------------------------------------------------------------
     862,557   Sanofi-Synthelabo SA ORD                             53,174,504
-------------------------------------------------------------------------------
                                                                   570,021,491
-------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT -- 0.8%
-------------------------------------------------------------------------------
      65,500   Cabot Microelectronics
               Corporation(1)                                        3,733,500
-------------------------------------------------------------------------------
     785,000   Dover Corp.                                          30,630,700
-------------------------------------------------------------------------------
                                                                    34,364,200
-------------------------------------------------------------------------------

Shares                                                               Value
-------------------------------------------------------------------------------

ENERGY RESERVES & PRODUCTION -- 1.3%
-------------------------------------------------------------------------------
     185,690   Apache Corp.                                     $   12,946,307
-------------------------------------------------------------------------------
      25,000   Burlington Resources, Inc.                            1,216,000
-------------------------------------------------------------------------------
     159,415   Devon Energy Corporation                              7,731,628
-------------------------------------------------------------------------------
     270,500   EOG Resources Inc.                                   11,398,870
-------------------------------------------------------------------------------
     530,000   Pioneer Natural
               Resources Co.(1)                                     14,018,499
-------------------------------------------------------------------------------
     192,761   XTO Energy Inc.                                       4,562,653
-------------------------------------------------------------------------------
                                                                    51,873,957
-------------------------------------------------------------------------------

ENTERTAINMENT -- 2.4%
-------------------------------------------------------------------------------
   2,860,000   Carnival Corporation                                 99,842,600
-------------------------------------------------------------------------------

ENVIRONMENTAL SERVICES -- 1.6%
-------------------------------------------------------------------------------
   2,589,800   Waste Management, Inc.                               67,127,616
-------------------------------------------------------------------------------

FINANCIAL SERVICES -- 7.4%
-------------------------------------------------------------------------------
   1,568,400   American Express Co.                                 73,605,012
-------------------------------------------------------------------------------
     235,000   Block (H & R), Inc.                                  11,066,150
-------------------------------------------------------------------------------
     672,000   Freddie Mac                                          37,719,360
-------------------------------------------------------------------------------
   2,025,700   General Electric Co.                                 58,765,557
-------------------------------------------------------------------------------
     782,000   Marsh & McLennan
               Companies, Inc.                                      33,430,500
-------------------------------------------------------------------------------
   2,384,250   Prudential Financial Inc.                            92,127,420
-------------------------------------------------------------------------------
                                                                   306,713,999
-------------------------------------------------------------------------------

FOOD & BEVERAGE -- 5.9%
-------------------------------------------------------------------------------
   2,110,000   Coca-Cola Company (The)                              97,904,000
-------------------------------------------------------------------------------
     383,445   Nestle SA ORD                                        84,122,700
-------------------------------------------------------------------------------
   1,322,300   PepsiCo, Inc.                                        63,232,386
-------------------------------------------------------------------------------
                                                                   245,259,086
-------------------------------------------------------------------------------

HOME PRODUCTS -- 2.6%
-------------------------------------------------------------------------------
     717,000   Estee Lauder
               Companies, Inc. Cl A                                 26,808,630
-------------------------------------------------------------------------------
     365,000   Gillette Company                                     11,643,500
-------------------------------------------------------------------------------
     694,300   Procter & Gamble Co. (The)                           68,242,747
-------------------------------------------------------------------------------
                                                                   106,694,877
-------------------------------------------------------------------------------

HOTELS -- 3.0%
-------------------------------------------------------------------------------
   2,240,000   Four Seasons Hotels Inc.(2)                         123,491,200
-------------------------------------------------------------------------------

INDUSTRIAL SERVICES -- 0.6%
-------------------------------------------------------------------------------
     592,000   Cintas Corp.                                         25,254,720
-------------------------------------------------------------------------------

INFORMATION SERVICES -- 3.8%
-------------------------------------------------------------------------------
   2,494,000   DST Systems, Inc.(1)                                 94,323,080
-------------------------------------------------------------------------------
     735,000   Hewitt Associates, Inc.(1)                           18,889,500
-------------------------------------------------------------------------------
      65,000   Netease.com Inc. ADR(1)                               2,951,000
-------------------------------------------------------------------------------
   1,490,000   SunGard Data Systems Inc.(1)                         41,794,500
-------------------------------------------------------------------------------
                                                                   157,958,080
-------------------------------------------------------------------------------

INTERNET -- 3.9%
-------------------------------------------------------------------------------
   4,454,361   InterActiveCorp(1)                                  163,519,592
-------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
6

Select - Schedule of Investments

OCTOBER 31, 2003

Shares                                                               Value
-------------------------------------------------------------------------------

LEISURE -- 2.1%
-------------------------------------------------------------------------------
      85,500   Polaris Industries Inc.                          $    7,318,800
-------------------------------------------------------------------------------
   2,140,000   Weight Watchers
               International Inc.(1)                                78,966,000
-------------------------------------------------------------------------------
                                                                    86,284,800
-------------------------------------------------------------------------------

MEDIA -- 4.0%
-------------------------------------------------------------------------------
   1,880,000   British Sky
               Broadcasting plc ORD(1)                              20,388,224
-------------------------------------------------------------------------------
   1,328,010   Comcast Corporation(1)                               45,046,099
-------------------------------------------------------------------------------
     820,000   EchoStar Communications
               Corp. Cl A(1)                                        31,422,400
-------------------------------------------------------------------------------
   1,096,230   Liberty Media
               Corporation Cl A(1)                                  11,060,961
-------------------------------------------------------------------------------
   1,095,000   Thomson
               Corporation (The) ORD                                35,833,043
-------------------------------------------------------------------------------
   1,545,200   Time Warner Inc.(1)                                  23,626,108
-------------------------------------------------------------------------------
                                                                   167,376,835
-------------------------------------------------------------------------------

MEDICAL PRODUCTS & SUPPLIES -- 1.4%
-------------------------------------------------------------------------------
     732,200   Invitrogen Corp.(1)                                  46,560,598
-------------------------------------------------------------------------------
     220,100   Medtronic, Inc.                                      10,029,957
-------------------------------------------------------------------------------
                                                                    56,590,555
-------------------------------------------------------------------------------

MEDICAL PROVIDERS & SERVICES -- 5.8%
-------------------------------------------------------------------------------
     200,000   AETNA Inc.                                           11,482,000
-------------------------------------------------------------------------------
   1,275,148   Health Management
               Associates, Inc. Cl A                                28,244,528
-------------------------------------------------------------------------------
     521,600   Lincare Holdings Inc.(1)                             20,311,104
-------------------------------------------------------------------------------
   3,095,000   UnitedHealth
               Group Incorporated                                  157,473,600
-------------------------------------------------------------------------------
     758,441   WellChoice Inc.(1)                                   24,649,333
-------------------------------------------------------------------------------
                                                                   242,160,565
-------------------------------------------------------------------------------

MOTOR VEHICLES & PARTS -- 0.9%
-------------------------------------------------------------------------------
     809,000   Harley-Davidson, Inc.                                38,354,690
-------------------------------------------------------------------------------

OIL SERVICES -- 0.2%
-------------------------------------------------------------------------------
     259,400   BJ Services Co.(1)                                    8,510,914
-------------------------------------------------------------------------------

PROPERTY AND CASUALTY INSURANCE -- 6.8%
-------------------------------------------------------------------------------
   2,544,625   American International
               Group, Inc.                                         154,789,538
-------------------------------------------------------------------------------
     324,272   Axis Capital Holdings Limited                         8,123,014
-------------------------------------------------------------------------------
         826   Berkshire Hathaway Inc. Cl A(1)                      64,271,060
-------------------------------------------------------------------------------
      21,582   Berkshire Hathaway Inc. Cl B(1)                      56,070,036
-------------------------------------------------------------------------------
                                                                   283,253,648
-------------------------------------------------------------------------------

PUBLISHING -- 0.5%
-------------------------------------------------------------------------------
     315,600   McGraw-Hill
               Companies, Inc. (The)                                21,129,420
-------------------------------------------------------------------------------

Shares                                                               Value
-------------------------------------------------------------------------------

RESTAURANTS -- 4.7%
-------------------------------------------------------------------------------
   6,242,379   Aramark Corp. Cl B(1)                            $  166,796,367
-------------------------------------------------------------------------------
     724,802   Cheesecake Factory Inc.(1)                           28,948,592
-------------------------------------------------------------------------------
                                                                   195,744,959
-------------------------------------------------------------------------------

SEMICONDUCTOR -- 3.1%
-------------------------------------------------------------------------------
   1,191,000   Agilent Technologies, Inc.(1)                        29,679,720
-------------------------------------------------------------------------------
     180,000   Applied Materials, Inc.(1)                            4,206,600
-------------------------------------------------------------------------------
     125,000   Integrated Circuit
               Systems, Inc.(1)                                      4,196,250
-------------------------------------------------------------------------------
   2,045,000   Intel Corp.                                          67,587,250
-------------------------------------------------------------------------------
     770,000   Texas Instruments Inc.                               22,268,400
-------------------------------------------------------------------------------
                                                                   127,938,220
-------------------------------------------------------------------------------

SPECIALTY STORES -- 6.1%
-------------------------------------------------------------------------------
      75,000   Autozone Inc.(1)                                      7,207,500
-------------------------------------------------------------------------------
   3,900,000   Blockbuster Inc.                                     75,153,000
-------------------------------------------------------------------------------
     636,600   CDW Corp.                                            38,227,830
-------------------------------------------------------------------------------
   1,511,171   Hollywood
               Entertainment Corp.(1)                               22,969,799
-------------------------------------------------------------------------------
     495,100   Home Depot, Inc.                                     18,353,357
-------------------------------------------------------------------------------
     445,200   Lowe's Companies, Inc.                               26,235,636
-------------------------------------------------------------------------------
     660,000   Walgreen Co.                                         22,981,200
-------------------------------------------------------------------------------
   1,510,000   Yankee Candle
               Company Inc.(1)                                      42,249,800
-------------------------------------------------------------------------------
                                                                   253,378,122
-------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATIONS -- 0.7%
-------------------------------------------------------------------------------
   1,220,000   Nextel Communications, Inc.(1)                       29,524,000
-------------------------------------------------------------------------------
      66,750   Nextel Partners, Inc. Cl A(1)                           802,335
-------------------------------------------------------------------------------
                                                                    30,326,335
-------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost $3,240,725,403)                                            4,057,886,000
-------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS -- 2.0%

Repurchase Agreement, Merrill Lynch
& Co., Inc., (U.S. Treasury obligations),
in a joint trading account at 0.98%,
dated 10/31/03, due 11/3/03
(Delivery value $84,506,901)
(Cost $84,500,000)                                                  84,500,000
-------------------------------------------------------------------------------

TOTAL INVESTMENT  SECURITIES -- 100.0%
(Cost $3,325,225,403)                                           $4,142,386,000
===============================================================================

See Notes to Financial Statements.                                  (continued)

------
7

Select - Schedule of Investments

OCTOBER 31, 2003

Principal Amount                                                      Value
-------------------------------------------------------------------------------

COLLATERAL RECEIVED
FOR SECURITIES LENDING(3)

REPURCHASE AGREEMENTS
-------------------------------------------------------------------------------
Repurchase Agreement, BNP Paribas
Securities Corp., (U.S. Government Agencies),
1.06%, dated 10/31/03, due 11/3/03
(Delivery value $8,148,786)                                       $  8,148,067
-------------------------------------------------------------------------------

SHORT-TERM DEBT
-------------------------------------------------------------------------------
 $24,007,429   Chase Credit Card Master Trust,
               Series 1997-1, Class A, VRN,
               1.21%, 11/17/03, resets
               monthly off the 1-month LIBOR
               plus 0.09% with no caps                              24,007,429
-------------------------------------------------------------------------------
  24,013,461   Ford Credit Floorplan Master
               Owner Trust, Series 2001-1,
               Class A, VRN, 1.21%, 11/17/03,
               resets monthly off the 1-month
               LIBOR plus 0.09% with no caps                        24,013,461
-------------------------------------------------------------------------------
  25,000,000   Metropolitan Life Insurance Co.
               Funding Agreement, VRN,
               1.20%, 11/3/03                                       25,000,000
-------------------------------------------------------------------------------
   5,003,458   Morgan Stanley MTN, Series C,
               VRN, 1.56%, 11/3/03, resets
               daily off the Federal Funds
               rate plus 0.54% with no caps                          5,003,458
-------------------------------------------------------------------------------
  24,996,262   Nordea Bank Finland plc,
               Series YCD, VRN, 1.17%,
               11/3/03, resets daily off the
               Prime rate minus 2.89%
               with no caps                                         24,996,262
-------------------------------------------------------------------------------
  25,000,000   RACERS(reg.sm), Series 2000-7,
               Class A3, VRN, 1.32%, 11/3/03,
               resets monthly off the 1-month
               LIBOR plus 0.20% with no caps                        25,000,000
-------------------------------------------------------------------------------
  25,000,000   SPARCS 2003-3, VRN,
               1.43%, 11/25/03, resets
               quarterly off the 3-month LIBOR
               plus 0.30% with no caps                              25,000,000
-------------------------------------------------------------------------------
  12,000,000   Wachovia Bank N.A. Note,
               VRN, 1.22%, 11/3/03, resets
               daily off the Federal Funds
               rate plus 0.19% with no caps                         12,000,000
-------------------------------------------------------------------------------
                                                                   165,020,610
-------------------------------------------------------------------------------

TOTAL COLLATERAL RECEIVED
FOR SECURITIES LENDING
(Cost $173,168,677)                                               $173,168,677
===============================================================================

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

LIBOR = London Interbank Offered Rate

MTN = Medium Term Note

ORD = Foreign Ordinary Share

RACERS(reg.sm) = Restructured Asset Certificates Enhanced Returns

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

SPARCS = Structured Product Asset Return Certificates

VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective October 31, 2003.

(1) Non-income producing.

(2) Affiliated Company: the fund's holding represents ownership of 5% or more of the voting securities of the company; therefore, the company is affiliated as defined in the Investment Company Act of 1940. (See Note 5 in
    Notes to Financial Statements.)

(3) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions. (See Note 6 in
    Notes to Financial Statements.)

See Notes to Financial Statements.

------
8

New Opportunities II - Performance

TOTAL RETURNS AS OF OCTOBER 31, 2003
                                               ----------------
                                                AVERAGE ANNUAL
                                                   RETURNS
--------------------------------------------------------------------------------
                                                    SINCE           INCEPTION
                                   1 YEAR         INCEPTION            DATE
--------------------------------------------------------------------------------
INVESTOR CLASS                     38.55%            5.95%           6/1/2001
--------------------------------------------------------------------------------
RUSSELL 2000 GROWTH INDEX          46.56%           -2.92%(1)           --
--------------------------------------------------------------------------------
A Class(2)(3)                                                       1/31/2003
   No sales charge*                  --             38.31%
   With sales charge*                --             30.45%
--------------------------------------------------------------------------------
B Class(2)(3)                                                       1/31/2003
   No sales charge*                  --             37.59%
   With sales charge*                --             32.59%
--------------------------------------------------------------------------------
C Class(2)(3)                                                       1/31/2003
   No sales charge*                  --             38.07%
   With sales charge*                --             37.07%
--------------------------------------------------------------------------------

* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. (A Class shares have an initial sales charge and CDSC; B and C Class shares have CDSCs. Please see the Share
  Class Information pages for more about the applicable sales charges for each share class.) The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) Since 5/31/01, the date nearest the Investor Class's inception for which data are available.

(2) Class returns would have been lower if American Century had not voluntarily waived service and distribution fees from 2/1/03 to 2/21/03, 2/1/03 to
    2/10/03, and 2/1/03 to 6/30/03 for the A, B, and C Class shares, respectively.

(3) Returns for periods less than one year are not annualized.

                                                                    (continued)

------
9

New Opportunities II - Performance

GROWTH OF $10,000 OVER LIFE OF CLASS

$10,000 investment made June 1, 2001

ONE-YEAR RETURNS OVER LIFE OF CLASS

Periods ended October 31
--------------------------------------------------------------------------------
                                               2001*       2002       2003
--------------------------------------------------------------------------------
Investor Class                                -9.60%      -8.19%     38.55%
--------------------------------------------------------------------------------
Russell 2000 Growth Index                    -19.01%     -21.57%     46.56%
--------------------------------------------------------------------------------

*  From 6/1/01, the Investor Class's inception date. Index data from 5/31/01, the date nearest the Investor Class's inception for which data are available. Not annualized.

The charts on the performance pages give historical return data for the fund.
Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. Unless otherwise indicated, the charts are based on Investor Class shares; performance for other classes will vary due to differences in fee structures (see the Total Returns table on the previous page). Past performance does not guarantee future results.
None of these charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

------
10

New Opportunities II -  Portfolio Commentary

[photo of John Seitzer and Harold Bradley]

A portfolio commentary from John Seitzer, portfolio manager, and Harold Bradley, chief investment officer and portfolio manager, on the New Opportunities II investment team.

For the year ended October 31, 2003, New Opportunities II gained 38.55%(1), underperforming its benchmark, the Russell 2000 Growth Index, which returned
46.56%. The S&P 500 Index, representing the broader market, rose 20.80%.
Longer-term, the fund has posted annualized returns of 5.95% since its June 1,
2001 inception, outpacing the 2.92% decline of its benchmark and the 5.60%
retreat of the S&P 500(2).

The past twelve months were rewarding ones for stock investors. Early on, equities struggled and eventually fell to a new low on March 11. However, as the period progressed, the resolution of major military conflict in Iraq provided a sense of relief, while liquidity growth, monetary and fiscal policies, and improving earnings reports in the summer bolstered bullish sentiment.

Encouraged by apparent improvement in economic and business outlooks, investors registered their conviction with buying that, despite occasional profit taking, had given the major indices double-digit gains.

Technology companies led the market during the period as anticipation of a post-war economic recovery renewed hopes for increased capital spending. Our technology stake contributed the most to performance, though we were underrepresented in this advancing sector when the market rallied in March, costing us performance against our benchmark.

Nevertheless, exposure to electrical equipment companies, the portfolio's strongest performers in the technology arena, yielded one of the period's top-contributing stocks, NAM TAI Electronics, which makes components used in LCD displays used for cell phones and flat panel monitors. Investments in the computer software and semiconductor industries also were rewarding, and SanDisk
Corp., which manufactures memory cards for digital cameras, was a top-contributing stock.

One exception to the strong finish of the portfolio's technology position was

TOP TEN HOLDINGS
AS OF OCTOBER 31, 2003
--------------------------------------------------------------------------------
                                          % OF FUND             % OF FUND
                                         INVESTMENTS           INVESTMENTS
                                            AS OF                 AS OF
                                          10/31/03               4/30/03
--------------------------------------------------------------------------------
ASV Inc.                                    2.6%                   --
--------------------------------------------------------------------------------
NAM TAI Electronics Inc.                    2.6%                   --
--------------------------------------------------------------------------------
PLATO Learning Inc.                         2.0%                   --
--------------------------------------------------------------------------------
Carreker Corporation                        2.0%                   --
--------------------------------------------------------------------------------
Invivo Corporation                          1.9%                   --
--------------------------------------------------------------------------------
Netopia Inc.                                1.9%                   --
--------------------------------------------------------------------------------
Frontier Airlines, Inc.                     1.7%                   --
--------------------------------------------------------------------------------
PrivateBancorp, Inc.                        1.7%                   --
--------------------------------------------------------------------------------
Superconductor
Technologies                                1.6%                   --
--------------------------------------------------------------------------------
Aspect Communications
Corporation                                 1.6%                   --
--------------------------------------------------------------------------------

(1) All fund returns referenced in this commentary are for Investor Class shares.

(2) Benchmark information since May 31, 2001, the date nearest the Investor
    Class inception that data are available.                         (continued)

------
11

New Opportunities II -  Portfolio Commentary

@Road Inc., one of a handful of Internet holdings and a detractor for the period that was eventually sold.

Our stake in the transportation sector added value and produced another top stock, Frontier Airlines, a low-cost, regional carrier that announced during the period that it had reversed losses to post a profit.

The health care sector--on average the portfolio's largest weighting--was another bright spot overall, particularly during the last six months. Drug companies delivered ample contribution to performance, as did medical products firms. Fisher Scientific International, a laboratory supply company, Synovis
Life Technologies, Kensey Nash, and Abaxis, a diagnostics equipment producer, were among the top contributors for the year.

While medical service providers contributed during the latter half of the year, that strength was not enough to mitigate early weakness. Bio-Reference Labs, a specialty laboratory, was among the year's top stocks. Two setbacks were
LifePoint Hospitals and Accredo Health, which provides delivery of specialty drugs. We sold both when they were no longer attractive according to our investment discipline of seeking companies with accelerating earnings.

Investments in industrials, commercial services, financial and consumer cyclicals sectors delivered ample contribution. Consumer cyclicals contributed to better second-half performance to help overcome lackluster results from select industries in this group earlier in the year, and specialty retailer CSK
Auto Corp., a detractor in the past, was among the top contributors this time.
Still, some holdings fell short. One disappointment from the construction industry was Quanta, which provides outsourcing services--design, repair and maintenance of infrastructure--for the utilities, telecom and cable industries.

After a few rough years, signs are pointing to an improving economy. We will continue to seek companies demonstrating the earnings acceleration that we believe offers our investors the potential for reward over time.

TOP FIVE INDUSTRIES
AS OF OCTOBER 31, 2003
--------------------------------------------------------------------------------
                                          % OF FUND             % OF FUND
                                         INVESTMENTS          INVESTMENTS
                                            AS OF                AS OF
                                          10/31/03              4/30/03
--------------------------------------------------------------------------------
Electrical Equipment                       12.1%                  3.4%
--------------------------------------------------------------------------------
Medical Products
& Supplies                                  9.5%                 14.1%
--------------------------------------------------------------------------------
Information Services                        6.7%                  6.5%
--------------------------------------------------------------------------------
Defense/Aerospace                           6.6%                  4.0%
--------------------------------------------------------------------------------
Specialty Stores                            5.7%                  3.9%
--------------------------------------------------------------------------------

TYPES OF INVESTMENTS IN PORTFOLIO
--------------------------------------------------------------------------------
                                            AS OF                AS OF
                                          10/31/03              4/30/03
--------------------------------------------------------------------------------
U.S. Common Stocks                         90.2%                 75.8%
--------------------------------------------------------------------------------
Foreign Stocks                              5.4%                  8.6%
--------------------------------------------------------------------------------
Foreign Preferred Stocks                    1.2%                    --
--------------------------------------------------------------------------------
TOTAL EQUITY EXPOSURE                      96.8%                 84.4%
--------------------------------------------------------------------------------
Fixed Income Exposure                         --                  4.7%
--------------------------------------------------------------------------------
Temporary Cash
Investments                                 3.2%                 10.9%
--------------------------------------------------------------------------------

------
12

New Opportunities II - Schedule of Investments

OCTOBER 31, 2003

Shares                                                                 Value
-------------------------------------------------------------------------------

COMMON STOCKS -- 95.6%

AIRLINES -- 2.2%
-------------------------------------------------------------------------------
      36,014   Frontier Airlines, Inc.(1)                          $   578,745
-------------------------------------------------------------------------------
      15,305   Mesa Air Group, Inc.(1)                                 164,835
-------------------------------------------------------------------------------
                                                                       743,580
-------------------------------------------------------------------------------

ALCOHOL -- 1.1%
-------------------------------------------------------------------------------
      10,632   Robert Mondavi Corp. Cl A(1)                            372,652
-------------------------------------------------------------------------------

BANKS -- 3.0%
-------------------------------------------------------------------------------
       6,825   Boston Private Financial
               Holdings Inc.                                           173,833
-------------------------------------------------------------------------------
      12,535   Mid-State Bancshares                                    304,977
-------------------------------------------------------------------------------
      14,071   PrivateBancorp, Inc.                                    569,875
-------------------------------------------------------------------------------
                                                                     1,048,685
-------------------------------------------------------------------------------

BIOTECHNOLOGY -- 1.2%
-------------------------------------------------------------------------------
      35,297   Inkine Pharmaceutical Co.(1)                            188,839
-------------------------------------------------------------------------------
      29,834   Orthologic Corporation(1)                               211,523
-------------------------------------------------------------------------------
                                                                       400,362
-------------------------------------------------------------------------------

CLOTHING STORES -- 1.0%
-------------------------------------------------------------------------------
       7,749   Jos. A. Bank Clothiers, Inc.(1)                         336,074
-------------------------------------------------------------------------------

COMPUTER HARDWARE
& BUSINESS MACHINES -- 3.8%
-------------------------------------------------------------------------------
      11,643   Brooktrout Inc.(1)                                      167,426
-------------------------------------------------------------------------------
      28,890   Cray, Inc.(1)                                           376,148
-------------------------------------------------------------------------------
      13,585   Global Imaging Systems, Inc.(1)                         394,644
-------------------------------------------------------------------------------
      16,371   RADWARE Limited(1)                                      378,989
-------------------------------------------------------------------------------
                                                                     1,317,207
-------------------------------------------------------------------------------

COMPUTER SOFTWARE -- 5.2%
-------------------------------------------------------------------------------
       4,775   Cerner Corporation(1)                                   202,317
-------------------------------------------------------------------------------
      60,052   DocuCorporation
               International Inc.(1)                                   498,552
-------------------------------------------------------------------------------
       9,531   Intervideo Inc.(1)                                      161,932
-------------------------------------------------------------------------------
      63,869   PLATO Learning Inc.(1)                                  685,314
-------------------------------------------------------------------------------
      11,616   Transaction Systems
               Architects, Inc.(1)                                     232,320
-------------------------------------------------------------------------------
                                                                     1,780,435
-------------------------------------------------------------------------------

CONSTRUCTION & REAL PROPERTY -- 2.4%
-------------------------------------------------------------------------------
      44,964   Champion Enterprises Inc.(1)                            319,244
-------------------------------------------------------------------------------
      11,902   Chicago Bridge & Iron Company
               New York Shares                                         324,330
-------------------------------------------------------------------------------
       3,536   Standard-Pacific Corporation                            169,198
-------------------------------------------------------------------------------
                                                                       812,772
-------------------------------------------------------------------------------

DEFENSE/AEROSPACE -- 5.4%
-------------------------------------------------------------------------------
      63,107   DHB Industries Inc.(1)                                  375,487
-------------------------------------------------------------------------------
      11,100   EDO Corp.                                               247,530
-------------------------------------------------------------------------------
       2,577   Engineered Support Systems                              174,231
-------------------------------------------------------------------------------
      28,278   Heico Corporation                                       432,653
-------------------------------------------------------------------------------
       6,994   Moog Inc.(1)                                            296,546
-------------------------------------------------------------------------------
      19,124   United Industrial Corporation                           327,020
-------------------------------------------------------------------------------
                                                                     1,853,467
-------------------------------------------------------------------------------

Shares                                                                 Value
-------------------------------------------------------------------------------

DEPARTMENT STORES -- 1.1%
-------------------------------------------------------------------------------
      68,424   Retail Ventures Inc.(1)                             $   387,280
-------------------------------------------------------------------------------

DRUGS -- 3.3%
-------------------------------------------------------------------------------
       5,481   Barr Laboratories, Inc.(1)                              420,777
-------------------------------------------------------------------------------
      25,264   Matrixx Initiatives Inc.(1)                             361,275
-------------------------------------------------------------------------------
       4,800   Pharmaceutical Resources Inc.(1)                        346,944
-------------------------------------------------------------------------------
                                                                     1,128,996
-------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT -- 12.1%
-------------------------------------------------------------------------------
       7,298   Advanced Fibre
               Communication(1)                                        175,663
-------------------------------------------------------------------------------
      41,379   Aspect Communications
               Corporation(1)                                          559,858
-------------------------------------------------------------------------------
      24,351   California Amplifier Inc.(1)                            241,075
-------------------------------------------------------------------------------
      11,417   Equinix Inc.(1)                                         207,789
-------------------------------------------------------------------------------
      51,556   Harmonic Inc.(1)                                        400,075
-------------------------------------------------------------------------------
      13,045   Inter-Tel, Inc.                                         328,604
-------------------------------------------------------------------------------
       9,976   Mechanical Technology Inc.(1)                            65,143
-------------------------------------------------------------------------------
      24,759   NAM TAI Electronics Inc.                                894,046
-------------------------------------------------------------------------------
       6,092   Plantronics, Inc.(1)                                    169,419
-------------------------------------------------------------------------------
     110,983   Superconductor Technologies(1)                          564,902
-------------------------------------------------------------------------------
       3,476   Taser International Inc.(1)                             218,255
-------------------------------------------------------------------------------
      31,729   Universal Display Corporation(1)                        365,201
-------------------------------------------------------------------------------
                                                                     4,190,030
-------------------------------------------------------------------------------

ENERGY RESERVES & PRODUCTION -- 1.0%
-------------------------------------------------------------------------------
      11,888   Prima Energy Corporation(1)                             330,724
-------------------------------------------------------------------------------

ENTERTAINMENT -- 1.1%
-------------------------------------------------------------------------------
      15,156   4Kids Entertainment Inc.(1)                             370,564
-------------------------------------------------------------------------------

FINANCIAL SERVICES -- 4.2%
-------------------------------------------------------------------------------
      15,926   CapitalSource Inc.(1)                                   346,391
-------------------------------------------------------------------------------
      14,941   Investors Financial
               Services Corporation                                    527,865
-------------------------------------------------------------------------------
      15,113   National Processing Inc.(1)                             333,846
-------------------------------------------------------------------------------
       9,492   NCO Group, Inc.(1)                                      225,910
-------------------------------------------------------------------------------
                                                                     1,434,012
-------------------------------------------------------------------------------

FOREST PRODUCTS & PAPER -- 1.0%
-------------------------------------------------------------------------------
      37,953   Buckeye Technologies Inc.(1)                            341,957
-------------------------------------------------------------------------------

HEAVY ELECTRICAL EQUIPMENT -- 1.2%
-------------------------------------------------------------------------------
      24,302   LSI Industries Inc.                                     396,852
-------------------------------------------------------------------------------

HEAVY MACHINERY -- 3.4%
-------------------------------------------------------------------------------
      39,531   ASV Inc.(1)                                             905,260
-------------------------------------------------------------------------------
      23,861   ATS Automation Tooling
               Systems, Inc. ORD(1)                                    256,901
-------------------------------------------------------------------------------
                                                                     1,162,161
-------------------------------------------------------------------------------

HOME PRODUCTS -- 1.0%
-------------------------------------------------------------------------------
       8,431   Jarden Corp.(1)                                         348,116
-------------------------------------------------------------------------------

HOTELS -- 0.8%
-------------------------------------------------------------------------------
      42,057   La Quinta Corp.(1)                                      259,492
-------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
13

New Opportunities II - Schedule of Investments

OCTOBER 31, 2003

Shares                                                                 Value
-------------------------------------------------------------------------------

INFORMATION SERVICES -- 6.7%
-------------------------------------------------------------------------------
      69,326   Carreker Corporation(1)                             $   675,928
-------------------------------------------------------------------------------
      29,162   DiamondCluster
               International Inc.(1)                                   259,542
-------------------------------------------------------------------------------
      27,013   Euronet Worldwide Inc.(1)                               384,395
-------------------------------------------------------------------------------
      24,872   Navigant Consulting Inc.(1)                             408,647
-------------------------------------------------------------------------------
      45,379   SYKES Enterprises Inc.(1)                               422,932
-------------------------------------------------------------------------------
       7,976   Symyx Technologies(1)                                   168,692
-------------------------------------------------------------------------------
                                                                     2,320,136
-------------------------------------------------------------------------------

INTERNET -- 1.9%
-------------------------------------------------------------------------------
      62,812   Netopia Inc.(1)                                         641,939
-------------------------------------------------------------------------------

MEDICAL PRODUCTS & SUPPLIES -- 9.5%
-------------------------------------------------------------------------------
      25,420   Abaxis Inc.(1)                                          441,545
-------------------------------------------------------------------------------
      11,444   Bioreliance Corporation(1)                              391,156
-------------------------------------------------------------------------------
      10,700   Cooper Companies, Inc. (The)                            464,915
-------------------------------------------------------------------------------
       8,537   Fisher Scientific International(1)                      343,614
-------------------------------------------------------------------------------
      11,132   ICU Medical, Inc.(1)                                    376,150
-------------------------------------------------------------------------------
       3,597   Invitrogen Corp.(1)                                     228,733
-------------------------------------------------------------------------------
      40,036   Invivo Corporation(1)                                   654,588
-------------------------------------------------------------------------------
      27,512   Laserscope(1)                                           349,953
-------------------------------------------------------------------------------
                                                                     3,250,654
-------------------------------------------------------------------------------

MEDICAL PROVIDERS & SERVICES -- 5.1%
-------------------------------------------------------------------------------
      32,791   Bio-Reference Labs Inc.(1)                              544,002
-------------------------------------------------------------------------------
      15,992   Medcath Corporation(1)                                  169,195
-------------------------------------------------------------------------------
      25,471   Providence Service
               Corporation (The)(1)                                    407,536
-------------------------------------------------------------------------------
      11,295   SFBC International, Inc.(1)                             332,412
-------------------------------------------------------------------------------
      24,336   Specialty Laboratories(1)                               326,346
-------------------------------------------------------------------------------
                                                                     1,779,491
-------------------------------------------------------------------------------

MINING & METALS -- 0.5%
-------------------------------------------------------------------------------
      29,483   KFX Inc.(1)                                             176,603
-------------------------------------------------------------------------------

MOTOR VEHICLES & PARTS -- 2.8%
-------------------------------------------------------------------------------
      22,069   Coachmen Industries Inc.                                344,056
-------------------------------------------------------------------------------
      16,290   Fleetwood Enterprises Inc.(1)                           164,203
-------------------------------------------------------------------------------
      26,212   LKQ Corporation(1)                                      453,468
-------------------------------------------------------------------------------
                                                                       961,727
-------------------------------------------------------------------------------

OIL SERVICES -- 1.1%
-------------------------------------------------------------------------------
      17,821   Universal Compression
               Holdings Inc.(1)                                        391,884
-------------------------------------------------------------------------------

PROPERTY AND CASUALTY INSURANCE -- 0.5%
-------------------------------------------------------------------------------
       6,001   Direct General Corp.(1)                                 179,970
-------------------------------------------------------------------------------

Shares                                                                 Value
-------------------------------------------------------------------------------

SEMICONDUCTOR -- 5.2%
-------------------------------------------------------------------------------
      16,411   AMIS Holdings Inc.(1)                               $   330,682
-------------------------------------------------------------------------------
      71,733   MIPS Technologies Inc. Cl A(1)                          351,492
-------------------------------------------------------------------------------
       6,407   SanDisk Corp.(1)                                        516,404
-------------------------------------------------------------------------------
       5,278   Sigmatel Inc.(1)                                        134,061
-------------------------------------------------------------------------------
      15,416   Standard Microsystems
               Corporation(1)                                          462,480
-------------------------------------------------------------------------------
                                                                     1,795,119
-------------------------------------------------------------------------------

SPECIALTY STORES -- 5.7%
-------------------------------------------------------------------------------
      18,449   Barnes & Noble Inc.(1)                                  549,779
-------------------------------------------------------------------------------
      20,839   Big 5 Sporting Goods Corp.(1)                           389,064
-------------------------------------------------------------------------------
      20,800   CSK Auto Corp.(1)                                       356,720
-------------------------------------------------------------------------------
       9,835   GameStop Corporation Cl A(1)                            165,425
-------------------------------------------------------------------------------
      16,668   Haverty Furniture Companies Inc.                        345,861
-------------------------------------------------------------------------------
       5,245   Tuesday Morning Corp.(1)                                167,263
-------------------------------------------------------------------------------
                                                                     1,974,112
-------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATIONS -- 1.1%
-------------------------------------------------------------------------------
      64,324   LCC International Inc. Cl A(1)                          391,090
-------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost $26,055,910)                                                  32,878,143
-------------------------------------------------------------------------------

PREFERRED STOCKS -- 1.2%

DEFENSE/AEROSPACE -- 1.2%
-------------------------------------------------------------------------------
      16,201   Empresa Brasileira
               de Aeronautica SA ADR                                   420,416
(Cost $264,304)
-------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS -- 3.2%

Repurchase Agreement, Merrill Lynch
& Co., Inc., (U.S. Treasury obligations),
in a joint trading account at 0.98%,
dated 10/31/03, due 11/3/03
(Delivery value $1,100,090)
(Cost $1,100,000)                                                    1,100,000
-------------------------------------------------------------------------------

TOTAL INVESTMENT SECURITIES -- 100.0%
(Cost $27,420,214)                                                 $34,398,559
===============================================================================

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

ORD = Foreign Ordinary Share

(1) Non-income producing.

See Notes to Financial Statements.

------
14

Statement of Assets and Liabilities

OCTOBER 31, 2003
-------------------------------------------------------------------------------
                                                                     NEW
                                                  SELECT      OPPORTUNITIES II
-------------------------------------------------------------------------------
ASSETS
-------------------------------------------------------------------------------
Investment securities -- unaffiliated,
at value (cost of $3,259,245,627 and
$27,420,214, respectively) -- including
$129,149,154 and $-- of securities
loaned, respectively                           $4,018,894,800    $34,398,559
--------------------------------------------
Investment securities -- affiliated,
at value (cost of $65,979,776 and $--,
respectively) -- including $38,254,707 and
$-- of securities loaned, respectively            123,491,200             --
--------------------------------------------
Collateral received for securities loaned,
at value (cost of $173,168,677 and $--,
respectively)                                     173,168,677             --
--------------------------------------------
Cash                                                   97,059         51,195
--------------------------------------------
Receivable for investments sold                    55,677,528      1,397,317
--------------------------------------------
Receivable for capital shares sold                    449,516         41,346
--------------------------------------------
Dividends and interest receivable                   3,031,927            595
-------------------------------------------------------------------------------
                                                4,374,810,707     35,889,012
-------------------------------------------------------------------------------

LIABILITIES
-------------------------------------------------------------------------------
Payable for collateral received
on securities loaned                              173,168,677             --
--------------------------------------------
Payable for investments purchased                  99,438,721      2,193,557
--------------------------------------------
Accrued management fees                             3,439,393         42,443
--------------------------------------------
Distribution fees payable                               7,380            132
--------------------------------------------
Service fees payable                                    8,454            211
-------------------------------------------------------------------------------
                                                  276,062,625      2,236,343
-------------------------------------------------------------------------------

NET ASSETS                                     $4,098,748,082    $33,652,669
===============================================================================

See Notes to Financial Statements.                                  (continued)

------
15

Statement of Assets and Liabilities

OCTOBER 31, 2003
-------------------------------------------------------------------------------
                                                                    NEW
                                                  SELECT      OPPORTUNITIES II
-------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
-------------------------------------------------------------------------------
Capital (par value and paid-in surplus)        $4,198,377,484     $28,768,39
--------------------------------------------
Undistributed net investment income                    11,491             --
--------------------------------------------
Accumulated net realized loss on investment
and foreign currency transactions                (916,803,795)    (2,094,069)
--------------------------------------------
Net unrealized appreciation on investments
and translation of assets and liabilities
in foreign currencies                             817,162,902      6,978,345
-------------------------------------------------------------------------------
                                               $4,098,748,082    $33,652,669
===============================================================================

INVESTOR CLASS, $0.01 PAR VALUE
-------------------------------------------------------------------------------
Net assets                                     $3,827,525,867    $32,512,042
--------------------------------------------
Shares outstanding                                113,331,282      5,651,175
--------------------------------------------
Net asset value per share                              $33.77          $5.75
-------------------------------------------------------------------------------

INSTITUTIONAL CLASS, $0.01 PAR VALUE
-------------------------------------------------------------------------------
Net assets                                       $229,596,477             --
--------------------------------------------
Shares outstanding                                  6,755,363             --
--------------------------------------------
Net asset value per share                              $33.99             --
-------------------------------------------------------------------------------

ADVISOR CLASS, $0.01 PAR VALUE
-------------------------------------------------------------------------------
Net assets                                        $29,152,228            N/A
--------------------------------------------
Shares outstanding                                    870,360            N/A
--------------------------------------------
Net asset value per share                              $33.49            N/A
-------------------------------------------------------------------------------

A CLASS, $0.01 PAR VALUE
-------------------------------------------------------------------------------
Net assets                                        $10,304,839       $891,428
--------------------------------------------
Shares outstanding                                    305,622        155,217
--------------------------------------------
Net asset value per share                              $33.72          $5.74
--------------------------------------------
Maximum offering price
(net asset value divided by 0.9425)                    $35.78          $6.09
-------------------------------------------------------------------------------

B CLASS, $0.01 PAR VALUE
-------------------------------------------------------------------------------
Net assets                                         $1,032,473       $214,770
--------------------------------------------
Shares outstanding                                     30,792         37,600
--------------------------------------------
Net asset value per share                              $33.53          $5.71
-------------------------------------------------------------------------------

C CLASS, $0.01 PAR VALUE
-------------------------------------------------------------------------------
Net assets                                         $1,136,198        $34,429
--------------------------------------------
Shares outstanding                                     33,859          6,005
--------------------------------------------
Net asset value per share                              $33.56          $5.73
-------------------------------------------------------------------------------

See Notes to Financial Statements.

------
16

Statement of Operations

YEAR ENDED OCTOBER 31, 2003
-------------------------------------------------------------------------------
                                                                     NEW
                                                   SELECT      OPPORTUNITIES II
-------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS)
-------------------------------------------------------------------------------
INCOME:
--------------------------------------------
Dividends (including $102,954 from
affiliates for Select and net
of foreign taxes withheld of $509,208,
and $994, respectively)                           $37,192,407       $ 90,534
--------------------------------------------
Interest                                            1,386,828         17,096
--------------------------------------------
Securities lending                                    593,036             --
-------------------------------------------------------------------------------
                                                   39,172,271        107,630
-------------------------------------------------------------------------------

EXPENSES:
--------------------------------------------
Management fees                                    37,551,100        410,210
--------------------------------------------
Distribution fees:
--------------------------------------------
  Advisor Class                                        60,008             --
--------------------------------------------
  B Class                                               2,295            605
--------------------------------------------
  C Class                                               2,211             28
--------------------------------------------
Service fees:
--------------------------------------------
  Advisor Class                                        60,008             --
--------------------------------------------
  B Class                                                 765            202
--------------------------------------------
  C Class                                                 737              9
--------------------------------------------
Service and distribution fees -- A Class                5,206            725
--------------------------------------------
Directors' fees and expenses                           55,872            397
--------------------------------------------
Other expenses                                         29,524            329
-------------------------------------------------------------------------------
                                                   37,767,726        412,505
-------------------------------------------------------------------------------
Amount waived                                              (4)           (14)
-------------------------------------------------------------------------------
                                                   37,767,722        412,491
-------------------------------------------------------------------------------

NET INVESTMENT INCOME (LOSS)                        1,404,549       (304,861)
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
-------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON:
--------------------------------------------
Investment transactions                           230,859,663      2,823,588
--------------------------------------------
Foreign currency transactions                      (1,965,885)        (2,684)
-------------------------------------------------------------------------------
                                                  228,893,778      2,820,904
-------------------------------------------------------------------------------

CHANGE IN NET UNREALIZED APPRECIATION ON:
--------------------------------------------
Investments                                       374,694,089      7,085,442
--------------------------------------------
Translation of assets and liabilities
in foreign currencies                                 129,149             --
-------------------------------------------------------------------------------
                                                  374,823,238      7,085,442
-------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN                  603,717,016      9,906,346
-------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                                  $605,121,565     $9,601,485
===============================================================================

See Notes to Financial Statements.

------
17

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2003 AND OCTOBER 31, 2002
---------------------------------------------------------------------------------------------------------
                                                     SELECT                    NEW OPPORTUNITIES II
---------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS            2003              2002             2003           2002
---------------------------------------------------------------------------------------------------------
OPERATIONS
---------------------------------------------------------------------------------------------------------
Net investment income (loss)            $    1,404,549   $     9,652,541    $  (304,861)   $   (261,331)
---------------------------------------
Net realized gain (loss)                   228,893,778      (503,424,521)     2,820,904      (2,365,345)
---------------------------------------
Change in net unrealized appreciation      374,823,238      (302,909,699)     7,085,442        (987,937)
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                  605,121,565      (796,681,679)     9,601,485      (3,614,613)
---------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
---------------------------------------------------------------------------------------------------------
From net investment income:
---------------------------------------
  Investor Class                            (8,963,381)       (8,455,501)            --              --
---------------------------------------
  Institutional Class                         (850,467)         (690,450)            --              --
---------------------------------------
  Advisor Class                                 (1,215)               --             --              --
---------------------------------------------------------------------------------------------------------
Decrease in net assets
from distributions                          (9,815,063)       (9,145,951)            --              --
---------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
from capital share transactions           (225,051,208)     (415,693,326)    (1,427,778)     10,876,569
---------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS      370,255,294    (1,221,520,956)     8,173,707       7,261,956

NET ASSETS
---------------------------------------------------------------------------------------------------------
Beginning of period                      3,728,492,788     4,950,013,744     25,478,962      18,217,006
---------------------------------------------------------------------------------------------------------
End of period                           $4,098,748,082   $ 3,728,492,788    $33,652,669    $ 25,478,962
=========================================================================================================

Undistributed net investment income            $11,491        $9,610,745             --              --
=========================================================================================================

See Notes to Financial Statements.

------
18

Notes to Financial Statements

OCTOBER 31, 2003

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. Select Fund (Select) and New
Opportunities II Fund (New Opportunities II) (collectively, the funds) are two funds in a series issued by the corporation. The funds are diversified under the
1940 Act. The funds' investment objective is to seek long-term capital growth by investing primarily in common stocks that are considered by management to have better-than-average prospects for appreciation. The following is a summary of the funds' significant accounting policies.

MULTIPLE CLASS -- Select is authorized to issue the Investor Class, the
Institutional Class, the Advisor Class, the A Class, the B Class and the C
Class. New Opportunities II is authorized to issue the Investor Class, the
Institutional Class, the A Class, the B Class and the C Class. The A Class may
incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and shareholder servicing and distribution expenses and arrangements. All shares of each fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets. Sale of the A Class,
B Class and C Class commenced on January 31, 2003, at which time the Investor
Class was no longer available to new investors. Sale of New Opportunities II's
Institutional Class had not commenced as of October 31, 2003.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes are valued through a commercial pricing service. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the
Board of Directors.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

SECURITIES ON LOAN -- Select may lend portfolio securities through its lending agent to certain approved borrowers in order to earn additional income. Select continues to recognize any gain or loss in the market price of the securities loaned and records any interest earned or dividends declared.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The funds record the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The funds may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the funds exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

                                                                    (continued)

------
19

Notes to Financial Statements

OCTOBER 31, 2003

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

FUTURES CONTRACTS -- The funds may enter into futures contracts in order to manage the funds' exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the funds are required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the funds. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The funds recognize a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.

REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that the funds' investment manager, American Century Investment
Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

INCOME TAX STATUS -- It is each fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code.
Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee per class.
The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly in arrears based on each class's pro rata share of each fund's average daily closing net assets during the previous month. The annual management fees for each class of the funds are:

--------------------------------------------------------------------------------
                            INVESTOR,
                             A, B, C         INSTITUTIONAL        ADVISOR
--------------------------------------------------------------------------------
Select                        1.00%              0.80%             0.75%
--------------------------------------------------------------------------------
New
Opportunities II              1.50%              1.30%              N/A
--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a Master
Distribution and Shareholder Services Plan for the Advisor Class (the Advisor
Class plan) and a separate Master Distribution and Individual Shareholder
Services Plan for each of the A Class, B Class and C Class (collectively with the Advisor Class Plan, the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the Advisor Class, B Class and C Class will pay American
Century Investment Services, Inc. (ACIS) the following annual distribution and service fees:

--------------------------------------------------------------------------------
                             ADVISOR               B                 C
--------------------------------------------------------------------------------
Distribution Fee              0.25%              0.75%             0.75%
--------------------------------------------------------------------------------
Service Fee                   0.25%              0.25%             0.25%
--------------------------------------------------------------------------------

The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The fees are computed daily and paid monthly

                                                                    (continued)

------
20

Notes to Financial Statements

OCTOBER 31, 2003

2. FEES AND TRANSACTIONS WITH RELATED PARTIES (CONTINUED)

in arrears based on each class's average daily closing net assets during the previous month. The distribution fee provides compensation for expenses incurred in connection with distributing shares of the classes including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by
ACIS, its affiliates or independent third party providers for Advisor Class shares and for individual shareholder services rendered by broker/dealers or other independent financial intermediaries for A, B and C Class shares. All or a portion of the fees may have been voluntarily waived during the year ended
October 31, 2003. For the period ended October 31, 2003, the A Class, B Class and C Class waived service and distribution fees of $1, $1 and $2, respectively, for Select, and $1, $3 and $10, respectively, for New Opportunities II. Fees incurred under the plans during the year ended October 31, 2003, are detailed in the Statement of Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment manager, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services Corporation.

During the year ended October 31, 2003, the funds invested in a money market fund for temporary purposes, which was managed by J.P. Morgan Investment
Management, Inc. (JPMIM). JPMIM is a wholly owned subsidiary of J.P. Morgan
Chase & Co. (JPM). JPM is an equity investor in ACC. The funds have a bank line of credit agreement with JPMorgan Chase Bank (JPMCB). Select has a securities lending agreement with JPMCB. JPMCB is a wholly owned subsidiary of
JPM.

3. INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the year ended
October 31, 2003, were as follows:

--------------------------------------------------------------------------------
                                         SELECT          NEW OPPORTUNITIES II
--------------------------------------------------------------------------------
Purchases                            $3,110,905,960           $64,461,479
--------------------------------------------------------------------------------
Proceeds from sales                  $3,118,927,304           $61,706,200
--------------------------------------------------------------------------------

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the funds were as follows:

--------------------------------------------------------------------------------------------------------
                                                      SELECT                  NEW OPPORTUNITIES II
--------------------------------------------------------------------------------------------------------
                                              SHARES          AMOUNT          SHARES         AMOUNT
--------------------------------------------------------------------------------------------------------
INVESTOR CLASS
--------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2003
SHARES AUTHORIZED                          360,000,000                      250,000,000
========================================================================================================
Sold                                         5,893,639    $ 179,550,191       1,005,193    $  4,562,699
-----------------------------------------
Issued in reinvestment of distributions        293,884        8,460,923              --              --
-----------------------------------------
Redeemed                                   (14,695,299)    (441,320,181)     (1,493,317)     (6,906,299)
--------------------------------------------------------------------------------------------------------
Net decrease                                (8,507,776)   $(253,309,067)       (488,124)    $(2,343,600)
========================================================================================================

YEAR ENDED OCTOBER 31, 2002
SHARES AUTHORIZED                          360,000,000                      250,000,000
========================================================================================================
Sold                                         7,647,780    $ 254,798,414       3,166,849     $15,641,897
-----------------------------------------
Issued in reinvestment of distributions        221,484        8,037,661              --             --
-----------------------------------------
Redeemed                                   (21,831,795)    (725,014,527)     (1,056,633)     (4,765,328)
--------------------------------------------------------------------------------------------------------
Net increase (decrease)                    (13,962,531)   $(462,178,452)      2,110,216     $10,876,569
========================================================================================================

                                                                    (continued)

------
21

Notes to Financial Statements

OCTOBER 31, 2003

4. CAPITAL SHARE TRANSACTIONS (CONTINUED)

---------------------------------------------------------------------------------------------------------
                                                      SELECT                  NEW OPPORTUNITIES II
---------------------------------------------------------------------------------------------------------
                                              SHARES          AMOUNT          SHARES         AMOUNT
---------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
---------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2003
SHARES AUTHORIZED                           40,000,000                       50,000,000
=========================================================================================================
Sold                                         1,326,164     $ 40,613,361              --              --
-----------------------------------------
Issued in reinvestment of distributions         28,974          838,204              --              --
-----------------------------------------
Redeemed                                      (988,050)     (30,031,037)             --              --
---------------------------------------------------------------------------------------------------------
Net increase                                   367,088     $ 11,420,528              --              --
=========================================================================================================

YEAR ENDED OCTOBER 31, 2002
SHARES AUTHORIZED                           40,000,000                       50,000,000
=========================================================================================================
Sold                                         3,521,855     $124,022,589              --              --
-----------------------------------------
Issued in reinvestment of distributions         18,456          672,725              --              --
-----------------------------------------
Redeemed                                    (2,320,751)     (79,590,692)             --              --
---------------------------------------------------------------------------------------------------------
Net increase                                 1,219,560     $ 45,104,622              --              --
=========================================================================================================

ADVISOR CLASS
---------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2003
SHARES AUTHORIZED                          100,000,000                              N/A
=========================================================================================================
Sold                                           352,320      $10,590,730
-----------------------------------------
Issued in reinvestment of distributions             38            1,083
-----------------------------------------
Redeemed                                      (194,900)      (5,788,629)
---------------------------------------------------------------------------------------------------------
Net increase                                   157,458      $ 4,803,184
=========================================================================================================

YEAR ENDED OCTOBER 31, 2002
SHARES AUTHORIZED                          100,000,000                              N/A
=========================================================================================================
Sold                                           467,008     $ 14,260,550
-----------------------------------------
Redeemed                                      (428,428)     (12,880,046)
---------------------------------------------------------------------------------------------------------
Net increase                                    38,580     $  1,380,504
=========================================================================================================

A CLASS
---------------------------------------------------------------------------------------------------------
PERIOD ENDED OCTOBER 31, 2003(1)
SHARES AUTHORIZED                           25,000,000                       25,000,000
=========================================================================================================
Sold                                           306,963      $10,010,611         203,007       $ 945,809
-----------------------------------------
Redeemed                                        (1,341)         (42,396)        (47,790)       (231,694)
---------------------------------------------------------------------------------------------------------
Net increase                                   305,622      $ 9,968,215         155,217       $ 714,115
=========================================================================================================

B CLASS
---------------------------------------------------------------------------------------------------------
PERIOD ENDED OCTOBER 31, 2003(1)
SHARES AUTHORIZED                           25,000,000                       25,000,000
=========================================================================================================
Sold                                            31,012        $986,003           38,203        $171,946
-----------------------------------------
Redeemed                                          (220)         (6,857)            (603)         (2,898)
---------------------------------------------------------------------------------------------------------
Net increase                                    30,792        $979,146           37,600        $169,048
=========================================================================================================

(1) January 31, 2003 (commencement of sale) through October 31, 2003.

                                                                    (continued)

------
22

Notes to Financial Statements

OCTOBER 31, 2003

4. CAPITAL SHARE TRANSACTIONS (CONTINUED)

---------------------------------------------------------------------------------------------------------
                                                      SELECT                  NEW OPPORTUNITIES II
---------------------------------------------------------------------------------------------------------
                                              SHARES          AMOUNT          SHARES         AMOUNT
---------------------------------------------------------------------------------------------------------
C CLASS
---------------------------------------------------------------------------------------------------------
PERIOD ENDED OCTOBER 31, 2003(1)
SHARES AUTHORIZED                           25,000,000                       25,000,000
=========================================================================================================
Sold                                            34,025       $1,092,115           6,005         $32,659
-----------------------------------------
Redeemed                                          (166)          (5,329)             --             --
---------------------------------------------------------------------------------------------------------
Net increase                                    33,859       $1,086,786           6,005         $32,659
=========================================================================================================

(1) January 31, 2003 (commencement of sale) through October 31, 2003.

5. AFFILIATED COMPANY TRANSACTIONS

If a fund's holding represents ownership of 5% or more of the voting securities of a company, the company is affiliated as defined in the 1940 Act. A summary of transactions for each company which is or was an affiliate at or during the year ended October 31, 2003 follows:

---------------------------------------------------------------------------------------------------------
                SHARE BALANCE   PURCHASE     SALES    REALIZED     DIVIDEND            10/31/03
FUND/COMPANY      10/31/02        COST        COST   GAIN (LOSS)    INCOME   SHARE BALANCE  MARKET VALUE
---------------------------------------------------------------------------------------------------------
SELECT
---------------------------------------------------------------------------------------------------------
Four Seasons
Hotels Inc.          --        $65,979,776     --        --        $102,954    2,240,000    $123,491,200
=========================================================================================================

6. SECURITIES LENDING

As of October 31, 2003, securities in Select valued at $167,403,861 were on loan through the lending agent, JPMCB, to certain approved borrowers. JPMCB receives and maintains collateral in the form of cash, and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments. The total value of all collateral received, at this date, was
$173,168,677. Select's risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due.
If the borrower defaults, receipt of the collateral by Select may be delayed or limited.

7. BANK LINE OF CREDIT

The funds, along with certain other funds managed by ACIM, have a $620,000,000 unsecured bank line of credit agreement with JPMCB, which was renewed from
$650,000,000 effective December 17, 2002. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The funds did not borrow from the line during the year ended October 31, 2003.

                                                                    (continued)

------
23

Notes to Financial Statements

OCTOBER 31, 2003

8. FEDERAL TAX INFORMATION

The tax character of distributions paid during the years ended October 31, 2003 and October 31, 2002 were as follows:

--------------------------------------------------------------------------------
                                     SELECT               NEW OPPORTUNITIES II
--------------------------------------------------------------------------------
                               2003          2002         2003            2002
--------------------------------------------------------------------------------
DISTRIBUTIONS PAID FROM
--------------------------------------------------------------------------------
Ordinary income             $9,815,063    $9,145,951        --              --
--------------------------------------------------------------------------------
Long-term capital gains             --            --        --              --
--------------------------------------------------------------------------------

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of October 31, 2003, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

--------------------------------------------------------------------------------
                                                                     NEW
                                                   SELECT      OPPORTUNITIES II
--------------------------------------------------------------------------------
COMPONENTS OF DISTRIBUTABLE EARNINGS AND TAX COST
--------------------------------------------------------------------------------
Federal tax cost of investments                $3,341,506,433     $27,420,214
================================================================================
Gross tax appreciation of investments            $822,983,236      $7,040,333
--------------------------------------------
Gross tax depreciation of investments             (22,103,669)        (61,988)
--------------------------------------------------------------------------------
Net tax appreciation of investments              $800,879,567      $6,978,345
================================================================================
Net tax appreciation (depreciation) on
derivatives and translation of assets
and liabilities in foreign currencies            $     13,794              --
--------------------------------------------------------------------------------
Net tax appreciation                             $800,893,361      $6,978,345
================================================================================
Undistributed ordinary income                              --              --
--------------------------------------------
Accumulated capital losses                      $(900,522,763)    $(2,094,069)
--------------------------------------------------------------------------------

The difference between book-basis and tax-basis cost and unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on certain forward foreign currency contracts.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers expire in 2009 through 2010 for
Select and 2010 for New Opportunities II.

9. OTHER TAX INFORMATION (UNAUDITED)

For corporate taxpayers, 100.00% of the ordinary income distributions paid by
Select during the fiscal year ended October 31, 2003, qualify for the corporate dividends received deduction.

----
24

Select - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31
---------------------------------------------------------------------------------------------------
                                                               INVESTOR CLASS
---------------------------------------------------------------------------------------------------
                                             2003       2002        2001        2000       1999
---------------------------------------------------------------------------------------------------
PER-SHARE DATA
---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $28.91     $34.94      $52.20      $53.32      $49.54
---------------------------------------------------------------------------------------------------
Income From Investment Operations
------------------------------------------
  Net Investment Income (Loss)(1)             0.01       0.07        0.06       (0.06)       0.01
------------------------------------------
  Net Realized and Unrealized Gain (Loss)     4.92      (6.04)     (14.53)       4.04       13.73
---------------------------------------------------------------------------------------------------
  Total From Investment Operations            4.93      (5.97)     (14.47)       3.98       13.74
---------------------------------------------------------------------------------------------------
Distributions
------------------------------------------
  From Net Investment Income                 (0.07)     (0.06)         --          --       (0.17)
------------------------------------------
  From Net Realized Gains                       --         --       (2.79)      (5.10)      (9.79)
---------------------------------------------------------------------------------------------------
  Total Distributions                        (0.07)     (0.06)      (2.79)      (5.10)      (9.96)
---------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $33.77     $28.91      $34.94      $52.20      $53.32
===================================================================================================
  TOTAL RETURN(2)                            17.11%    (17.11)%    (28.93)%      7.64%      31.22%

RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                         1.00%       1.00%       1.00%      1.00%       1.00%
------------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                         0.03%       0.21%       0.15%    (0.11)%       0.03%
------------------------------------------
Portfolio Turnover Rate                         84%        168%         98%        67%        130%
------------------------------------------
Net Assets, End of Period (in millions)      $3,828      $3,522      $4,745     $7,086      $7,216
---------------------------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
25

Select - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31
---------------------------------------------------------------------------------------------------
                                                            INSTITUTIONAL CLASS
---------------------------------------------------------------------------------------------------
                                             2003       2002        2001        2000        1999
---------------------------------------------------------------------------------------------------
PER-SHARE DATA
---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $29.10     $35.16      $52.36      $53.41       $49.63
---------------------------------------------------------------------------------------------------
Income From Investment Operations
------------------------------------------
  Net Investment Income(1)                    0.07       0.13        0.14        0.04         0.02
------------------------------------------
  Net Realized and Unrealized Gain (Loss)     4.95      (6.06)     (14.55)       4.01        13.83
---------------------------------------------------------------------------------------------------
  Total From Investment Operations            5.02      (5.93)     (14.41)       4.05        13.85
---------------------------------------------------------------------------------------------------
Distributions
------------------------------------------
  From Net Investment Income                 (0.13)     (0.13)         --          --        (0.28)
------------------------------------------
  From Net Realized Gains                       --         --       (2.79)      (5.10)       (9.79)
---------------------------------------------------------------------------------------------------
  Total Distributions                        (0.13)     (0.13)      (2.79)      (5.10)      (10.07)
---------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $33.99     $29.10      $35.16      $52.36       $53.41
===================================================================================================
  TOTAL RETURN(2)                            17.34%    (16.93)%    (28.71)%      7.77%      31.47%

RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                         0.80%       0.80%       0.80%      0.80%       0.80%
------------------------------------------
Ratio of Net Investment Income
to Average Net Assets                         0.23%       0.41%       0.35%      0.09%       0.23%
------------------------------------------
Portfolio Turnover Rate                         84%        168%         98%        67%        130%
------------------------------------------
Net Assets, End of Period (in thousands)   $229,596    $185,897    $181,708   $259,092    $112,293
---------------------------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
26

Select - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31
---------------------------------------------------------------------------------------------------
                                                               ADVISOR CLASS
---------------------------------------------------------------------------------------------------
                                             2003       2002        2001        2000        1999
---------------------------------------------------------------------------------------------------
PER-SHARE DATA
---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $28.66     $34.68      $52.01      $53.19      $49.44
---------------------------------------------------------------------------------------------------
Income From Investment Operations
------------------------------------------
  Net Investment Loss(1)                     (0.07)     (0.02)      (0.04)      (0.21)      (0.13)
------------------------------------------
  Net Realized and Unrealized Gain (Loss)     4.90      (6.00)     (14.50)       4.13       13.71
---------------------------------------------------------------------------------------------------
  Total From Investment Operations            4.83      (6.02)     (14.54)       3.92       13.58
---------------------------------------------------------------------------------------------------
Distributions
------------------------------------------
  From Net Investment Income                  --(2)        --          --          --       (0.04)
------------------------------------------
  From Net Realized Gains                     --           --       (2.79)      (5.10)      (9.79)
---------------------------------------------------------------------------------------------------
  Total Distributions                         --(2)        --       (2.79)      (5.10)      (9.83)
---------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $33.49     $28.66      $34.68      $52.01      $53.19
===================================================================================================
  TOTAL RETURN(3)                            16.86%    (17.36)%    (29.18)%      7.54%      30.87%

RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                         1.25%       1.25%       1.25%      1.25%       1.25%
------------------------------------------
Ratio of Net Investment Loss
to Average Net Assets                       (0.22)%     (0.04)%     (0.10)%    (0.36)%     (0.22)%
------------------------------------------
Portfolio Turnover Rate                         84%        168%         98%        67%        130%
------------------------------------------
Net Assets, End of Period (in thousands)    $29,152     $20,432     $23,389    $22,239      $8,369
---------------------------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Per-share amount is less than $0.005.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
27

Select - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED
--------------------------------------------------------------------------------
                                                                       A CLASS
--------------------------------------------------------------------------------
                                                                       2003(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $27.75
--------------------------------------------------------------------------------
Income From Investment Operations
-------------------------------------------------------------------
  Net Investment Loss(2)                                                (0.14)
-------------------------------------------------------------------
  Net Realized and Unrealized Gain                                       6.11
--------------------------------------------------------------------------------
  Total From Investment Operations                                       5.97
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $33.72
================================================================================
  TOTAL RETURN(3)                                                       21.51%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets                     1.25%(4)
-------------------------------------------------------------------
Ratio of Net Investment Loss to Average Net Assets                  (0.56)%(4)
-------------------------------------------------------------------
Portfolio Turnover Rate                                                 84%(5)
-------------------------------------------------------------------
Net Assets, End of Period (in thousands)                               $10,305
--------------------------------------------------------------------------------

(1) January 31, 2003 (commencement of sale) through October 31, 2003.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
    Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended October 31, 2003.

See Notes to Financial Statements.

------
28

Select - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED
--------------------------------------------------------------------------------
                                                                       B CLASS
--------------------------------------------------------------------------------
                                                                       2003(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $27.75
--------------------------------------------------------------------------------
Income From Investment Operations
-------------------------------------------------------------------
  Net Investment Loss(2)                                                (0.31)
-------------------------------------------------------------------
  Net Realized and Unrealized Gain                                       6.09
--------------------------------------------------------------------------------
  Total From Investment Operations                                       5.78
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $33.53
================================================================================
  TOTAL RETURN(3)                                                       20.83%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets                     2.00%(4)
-------------------------------------------------------------------
Ratio of Net Investment Loss to Average Net Assets                  (1.28)%(4)
-------------------------------------------------------------------
Portfolio Turnover Rate                                                 84%(5)
-------------------------------------------------------------------
Net Assets, End of Period (in thousands)                                $1,032
--------------------------------------------------------------------------------

(1) January 31, 2003 (commencement of sale) through October 31, 2003.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
    Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended October 31, 2003.

See Notes to Financial Statements.

------
29

Select - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED
--------------------------------------------------------------------------------
                                                                       C CLASS
--------------------------------------------------------------------------------
                                                                       2003(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $27.75
--------------------------------------------------------------------------------
Income From Investment Operations
-------------------------------------------------------------------
  Net Investment Loss(2)                                                (0.31)
-------------------------------------------------------------------
  Net Realized and Unrealized Gain                                       6.12
--------------------------------------------------------------------------------
  Total From Investment Operations                                       5.81
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $33.56
================================================================================
  TOTAL RETURN(3)                                                       20.94%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets                     2.00%(4)
-------------------------------------------------------------------
Ratio of Net Investment Loss to Average Net Assets                  (1.28)%(4)
-------------------------------------------------------------------
Portfolio Turnover Rate                                                 84%(5)
-------------------------------------------------------------------
Net Assets, End of Period (in thousands)                                $1,136
--------------------------------------------------------------------------------

(1) January 31, 2003 (commencement of sale) through October 31, 2003.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
    Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended October 31, 2003.

See Notes to Financial Statements.

------
30

New Opportunities II - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)
--------------------------------------------------------------------------------
                                                    INVESTOR CLASS
--------------------------------------------------------------------------------
                                             2003        2002         2001(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $4.15       $4.52         $5.00
--------------------------------------------------------------------------------
Income From Investment Operations
------------------------------------------
  Net Investment Loss(2)                     (0.05)      (0.05)        (0.01)
------------------------------------------
  Net Realized and Unrealized Gain (Loss)     1.65       (0.32)        (0.47)
--------------------------------------------------------------------------------
  Total From Investment Operations            1.60       (0.37)        (0.48)
--------------------------------------------------------------------------------
Net Asset Value, End of Period               $5.75       $4.15         $4.52
================================================================================
  TOTAL RETURN(3)                            38.55%      (8.19)%       (9.60)%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                         1.50%        1.50%      1.50%(4)
------------------------------------------
Ratio of Net Investment Loss
to Average Net Assets                       (1.11)%      (1.02)%    (0.81)%(4)
------------------------------------------
Portfolio Turnover Rate                        236%         182%           89%
------------------------------------------
Net Assets, End of Period (in thousands)    $32,512      $25,479       $18,217
--------------------------------------------------------------------------------

(1) June 1, 2001 (inception) through October 31, 2001.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
31

New Opportunities II - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED
--------------------------------------------------------------------------------
                                                                       A CLASS
--------------------------------------------------------------------------------
                                                                       2003(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                    $4.15
--------------------------------------------------------------------------------
Income From Investment Operations
-------------------------------------------------------------------
  Net Investment Loss(2)                                                (0.05)
-------------------------------------------------------------------
  Net Realized and Unrealized Gain                                       1.64
--------------------------------------------------------------------------------
  Total From Investment Operations                                       1.59
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                          $5.74
================================================================================
  TOTAL RETURN(3)                                                       38.31%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets                     1.75%(4)
-------------------------------------------------------------------
Ratio of Net Investment Loss to Average Net Assets                  (1.47)%(4)
-------------------------------------------------------------------
Portfolio Turnover Rate                                                236%(5)
-------------------------------------------------------------------
Net Assets, End of Period (in thousands)                                  $891
--------------------------------------------------------------------------------

(1) January 31, 2003 (commencement of sale) through October 31, 2003.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
    Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended October 31, 2003.

See Notes to Financial Statements.

------
32

New Opportunities II - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED
--------------------------------------------------------------------------------
                                                                       B CLASS
--------------------------------------------------------------------------------
                                                                       2003(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                    $4.15
--------------------------------------------------------------------------------
Income From Investment Operations
-------------------------------------------------------------------
  Net Investment Loss(2)                                                (0.08)
-------------------------------------------------------------------
  Net Realized and Unrealized Gain                                       1.64
--------------------------------------------------------------------------------
  Total From Investment Operations                                       1.56
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                          $5.71
================================================================================
  TOTAL RETURN(3)                                                       37.59%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets                     2.50%(4)
-------------------------------------------------------------------
Ratio of Net Investment Loss to Average Net Assets                  (2.20)%(4)
-------------------------------------------------------------------
Portfolio Turnover Rate                                                236%(5)
-------------------------------------------------------------------
Net Assets, End of Period (in thousands)                                  $215
--------------------------------------------------------------------------------

(1) January 31, 2003 (commencement of sale) through October 31, 2003.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
    Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended October 31, 2003.

See Notes to Financial Statements.

------
33

New Opportunities II - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED
--------------------------------------------------------------------------------
                                                                       C CLASS
--------------------------------------------------------------------------------
                                                                       2003(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                    $4.15
--------------------------------------------------------------------------------
Income From Investment Operations
-------------------------------------------------------------------
  Net Investment Loss(2)                                                (0.07)
-------------------------------------------------------------------
  Net Realized and Unrealized Gain                                       1.65
--------------------------------------------------------------------------------
  Total From Investment Operations                                       1.58
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                          $5.73
================================================================================
  TOTAL RETURN(3)                                                       38.07%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets                     2.22%(4)
-------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets
(Before Expense Waiver)(5)                                            2.50%(4)
-------------------------------------------------------------------
Ratio of Net Investment Loss to Average Net Assets                  (1.97)%(4)
-------------------------------------------------------------------
Ratio of Net Investment Loss to Average Net Assets
(Before Expense Waiver)(5)                                          (2.25)%(4)
-------------------------------------------------------------------
Portfolio Turnover Rate                                                236%(6)
-------------------------------------------------------------------
Net Assets, End of Period (in thousands)                                   $34
--------------------------------------------------------------------------------

(1) January 31, 2003 (commencement of sale) through October 31, 2003.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
    Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) During a portion of the period ended October 31, 2003, the distributor agreed to voluntarily waive the distribution and service fees.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended October 31, 2003.

See Notes to Financial Statements.

------
34

Independent Auditors' Report

The Board of Directors and Shareholders,
American Century Mutual Funds, Inc:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Select Fund and New Opportunities II Fund,
(collectively the "Funds"), two of the funds comprising American Century Mutual
Funds, Inc., as of October 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2003 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial positions of Select Fund and New
Opportunities II Fund, as of October 31, 2003, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for the periods presented, in conformity with accounting principles generally accepted in the
United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
December 5, 2003

------
35

Management

The individuals listed below serve as directors or officers of the funds. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is
75, although the remaining independent directors may temporarily waive this requirement on a case-by-case basis. Those listed as interested directors are
"interested" primarily by virtue of their engagement as officers of American
Century Companies, Inc. (ACC) or its wholly-owned subsidiaries, including the funds' investment advisor, American Century Investment Management, Inc. (ACIM);
the funds' principal underwriter, American Century Investment Services, Inc.
(ACIS); and the funds' transfer agent, American Century Services Corporation
(ACSC).

The other directors (more than two-thirds of the total number) are independent;
that is, they are not employees or officers of, and have no financial interest in, ACC or any of its wholly-owned subsidiaries, including ACIM, ACIS, and ACSC.

All persons named as officers of the funds also serve in similar capacities for other funds advised by ACIM. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis.

INDEPENDENT DIRECTORS
--------------------------------------------------------------------------------
THOMAS A. BROWN (63), 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 22

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Strategic Account Implementation
Manager, Applied Industrial Technologies, Inc., a corporation engaged in the sale of bearings and power transmission products

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 39

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
ROBERT W. DOERING, M.D. (71), 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director Emeritus(1)

LENGTH OF TIME SERVED (YEARS): 1

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly a general surgeon

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 39

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
ANDREA C. HALL, PH.D. (58), 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 5

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, Midwest
Research Institute

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 39

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Midwest Research Institute
--------------------------------------------------------------------------------
(1)  Dr. Robert Doering resigned as full-time  director,  effective  November 5,
     2001, after serving in such capacity for 33 years. Dr. Doering continues to serve the board in an advisory capacity.  His position as Director Emeritus is an advisory  position and involves  attendance  at one board meeting per year to review  prior  year-end  results  for the funds.  He  receives  all
     regular  board   communications,   including  monthly  mailings,   industry
     newsletters,  email  communications,   and  company  information,  but  not
     quarterly board and committee  materials  relating to meetings that he does not attend.  Dr. Doering is not a director or a member of the board and has no voting power relating to any matters relating to fund operations.  He is not an  interested  person  of the  funds or ACIM.  He  receives  an annual stipend of $2,500 for his services.

                                                                    (continued)

------
36

Management

INDEPENDENT DIRECTORS (CONTINUED)
--------------------------------------------------------------------------------
D.D. (DEL) HOCK (68), 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 6

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Chairman, Public
Service Company of Colorado

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 39

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Allied Motion Technologies, Inc.
and J.D. Edwards & Company
--------------------------------------------------------------------------------
DONALD H. PRATT (65), 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director, Vice Chairman of the Board

LENGTH OF TIME SERVED (YEARS): 7

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Western Investments,
Inc.; Chairman of the Board, Butler Manufacturing Company

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 39

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Butler Manufacturing Company;
Director, Atlas-Copco, North America Inc.
--------------------------------------------------------------------------------
GALE E. SAYERS (60), 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 2

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive Officer,
and Founder, Sayers Computer Source

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 39

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
M. JEANNINE STRANDJORD (57), 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 8

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President,
Finance--Global Markets Group, Sprint Corporation

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 39

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems, Inc.
--------------------------------------------------------------------------------
TIMOTHY S. WEBSTER (41), 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 1

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, American Italian Pasta Company

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 39

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

INTERESTED DIRECTORS
--------------------------------------------------------------------------------
JAMES E. STOWERS, JR. (79)(1), 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director, Chairman of the Board

LENGTH OF TIME SERVED (YEARS): 44

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Director, and controlling shareholder, ACC; Chairman, ACSC and other ACC subsidiaries; Director, ACIM,
ACSC, and other ACC subsidiaries

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 39

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
JAMES E. STOWERS III (44)(1), 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 12

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Co-Chairman, ACC (September 2000 to
present); Chief Executive Officer, ACC (June 1996 to September 2000); Director,
ACC, ACIM, ACSC, and other ACC subsidiaries

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 39

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

(1) James E. Stowers, Jr. is the father of James E. Stowers III.

                                                                    (continued)

------
37

Management

OFFICERS
--------------------------------------------------------------------------------
WILLIAM M. LYONS (48), 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: President

LENGTH OF TIME SERVED (YEARS): 2

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer, ACC and
other ACC subsidiaries (September 2000 to present); President, ACC (June 1997 to present); President, ACIM (September 2002 to present); President, ACIS (July
2003 to present); Chief Operating Officer, ACC (June 1996 to September 2000);
Also serves as: Executive Vice President, ACSC and other ACC subsidiaries
--------------------------------------------------------------------------------
ROBERT T. JACKSON (57), 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Executive Vice President

LENGTH OF TIME SERVED (YEARS): 2

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Administrative Officer, ACC
(August 1997 to present); Chief Financial Officer, ACC (May 1995 to present);
President, ACSC (January 1999 to present); Executive Vice President, ACC (May
1995 to present); Also serves as: Executive Vice President and Chief Financial
Officer, ACIM, ACIS, and other ACC subsidiaries
--------------------------------------------------------------------------------
MARYANNE ROEPKE, CPA (47), 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Senior Vice President, Treasurer, and Chief
Accounting Officer

LENGTH OF TIME SERVED (YEARS): 2

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President (April 1998
to present) and Assistant Treasurer (September 1985 to present), ACSC
--------------------------------------------------------------------------------
DAVID C. TUCKER (45), 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Senior Vice President and General Counsel

LENGTH OF TIME SERVED (YEARS): 4

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, ACIM, ACIS,
ACSC, and other ACC subsidiaries (June 1998 to present); General Counsel, ACC,
ACIM, ACIS, ACSC, and other ACC subsidiaries (June 1998 to present)
--------------------------------------------------------------------------------
ROBERT LEACH (37), 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Controller

LENGTH OF TIME SERVED (YEARS): 6

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACSC (February 2000
to present); Controller-Fund Accounting, ACSC (June 1997 to present)
--------------------------------------------------------------------------------
JON ZINDEL (36), 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Tax Officer

LENGTH OF TIME SERVED (YEARS): 5

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, Corporate Tax, ACSC
(April 1998 to present); Vice President, ACIM, ACIS, and other ACC subsidiaries
(April 1999 to present); President, American Century Employee Benefit Services,
Inc. (January 2000 to December 2000); Treasurer, American Century Employee
Benefit Services, Inc. (December 2000 to present); Treasurer, American Century
Ventures, Inc. (December 1999 to January 2001)
--------------------------------------------------------------------------------

The SAI has additional information about the funds' directors and is available without charge upon request by calling 1-800-345-2021.

------
38

Share Class Information

Six classes of shares are authorized for sale by Select: Investor Class,
Institutional Class, Advisor Class, A Class, B Class, and C Class. Five classes of share are authorized for sale by New Opportunities II: Investor Class,
Institutional Class, A Class, B Class, and C Class. The total expense ratios of
Advisor, A, B, and C Class shares are higher than that of Investor Class shares.
The total expense ratio of Institutional Class shares is lower. ON JANUARY 31,
2003, INVESTOR CLASS SHARES BECAME UNAVAILABLE TO NEW INVESTORS.

INVESTOR CLASS shares are available for purchase BY EXISTING SHAREHOLDERS in two ways: 1) directly from American Century without any commissions or other fees;
or 2) through a broker-dealer, which may require payment of a transaction fee to the broker.

INSTITUTIONAL CLASS shares are available to large investors such as endowments, foundations, and retirement plans, and to financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million ($3 million for endowments and foundations) in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of
Institutional Class shares is 0.20% less than the total expense ratio of
Investor Class shares.

ADVISOR CLASS shares are sold primarily through institutions such as investment advisors, banks, broker-dealers, insurance companies, and financial advisors.
Advisor Class shares are subject to a 0.50% annual Rule 12b-1 service and distribution fee. The total expense ratio of Advisor Class shares is 0.25%
higher than the total expense ratio of Investor Class shares.

A CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. A Class shares are sold at their offering price, which is net asset value plus an initial sales charge that ranges from 4.50% to 0.00% for fixed-income funds and 5.75% to 0.00% for equity funds, depending on the amount invested. The initial sales charge is deducted from the purchase amount before it is invested. A Class shares may be subject to a contingent deferred sales charge (CDSC). There is no CDSC on shares acquired through reinvestment of dividends or capital gains. The prospectus contains information regarding reductions and waivers of sales charges for A Class shares. A Class shares also are subject to a 0.25% annual Rule 12b-1 service and distribution fee.

                                                                    (continued)

------
39

Share Class Information

B CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. There is no CDSC on shares acquired through reinvestment of dividends or capital gains. B Class shares also are subject to a 1.00% annual Rule 12b-1 service and distribution fee. B Class shares automatically convert to A Class shares (with lower expenses) eight years after their purchase date.

C CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. C Class shares redeemed within 12 months of purchase are subject to a CDSC of 1.00%. There is no CDSC on shares acquired through reinvestment of dividends or capital gains. C Class shares also are subject to a
Rule 12b-1 service and distribution fee of 1.00%.

All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

------
40

Additional Information

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain 403(b),
457, and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the funds' manager, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the manager uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century's Web site at
www.americancentury.com and on the Securities and Exchange Commission's Web site at www.sec.gov.

------
41

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The S&P 500 INDEX is a market-value weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

The RUSSELL 2000 GROWTH INDEX measures the performance of those Russell 2000 companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth rates.

------
42

Notes

------
43

Notes

------
44

[back cover]

CONTACT US

WWW.AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR RELATIONS:
1-800-345-2021 or 816-531-5575

INVESTORS USING ADVISORS:
1-800-378-9878

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT MANAGER:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

American Century Investments                                   PRSRT STD
P.O. Box 419200                                            U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                  AMERICAN CENTURY
                                                               COMPANIES

0312                              American Century Investment Services, Inc.
SH-ANN-36519S                     (c)2003 American Century Services Corporation

[front cover]

October 31, 2003

American Century
Annual Report

Balanced

                                 [american century logo and text logo (reg.sm)]

[inside front cover]

Our Message to You........................................................  1

BALANCED

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Portfolio Commentary reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American
Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

Our Message to You

[photo]

James E. Stowers III with James E. Stowers, Jr.

We are pleased to provide you with the annual report for American Century
Balanced for the year ended October 31, 2003.

The report includes comparative performance figures, portfolio and market commentary, summary tables, a full list of portfolio holdings, and financial statements and highlights. We hope you find this information helpful in monitoring your investment.

Many of you have called or written to express your concern about allegations of wrongdoing by other mutual fund investment management firms. We share your concern--fund companies must put investors first and do everything possible to maintain investor trust. Through the Investment Company Institute, the mutual fund trade association, American Century has advocated industry-wide proposals that strengthen protections for fund investors. We believe that decisive action is needed to show that we are committed, as an industry, to the interests of the
95 million investors we serve.

As information about alleged trading abuses in the mutual fund industry has come to light, we have posted messages and commentary about these issues on
www.americancentury.com. Beyond what's currently in the headlines, American
Century has been a champion of many important investor and industry issues, which are outlined in a document titled Putting Investors First. We invite you to visit our Web site and read about how our values have influenced these positions.

As always, we deeply appreciate your investment with American Century.

Sincerely,

      /s/James E. Stowers, Jr.

      James E. Stowers, Jr.
      Founder and Chairman

      /s/James E. Stowers III

      James E. Stowers III
      Co-Chairman of the Board

------
1

Balanced - Performance

TOTAL RETURNS AS OF OCTOBER 31, 2003

                                    --------------------------------
                                         AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------
                                                            SINCE      INCEPTION
                         1 YEAR     5 YEARS   10 YEARS    INCEPTION       DATE
--------------------------------------------------------------------------------
INVESTOR CLASS           15.92%      2.79%      6.84%       9.13%      10/20/88
--------------------------------------------------------------------------------
BLENDED INDEX            14.54%      3.33%      9.30%      10.63%(1)       --
--------------------------------------------------------------------------------
S&P 500 INDEX            20.80%      0.53%     10.43%      11.79%(1)       --
--------------------------------------------------------------------------------
LEHMAN BROS. U.S.
AGGREGATE INDEX           4.91%      6.54%      6.78%       8.20%(1)       --
--------------------------------------------------------------------------------
Institutional Class      16.13%       --         --        -0.93%        5/1/00
--------------------------------------------------------------------------------
Advisor Class            15.74%      2.55%       --         5.25%        1/6/97
--------------------------------------------------------------------------------

(1)  Since 10/31/88, the date nearest the Investor Class's inception for which data are available.

GROWTH OF $10,000 OVER 10 YEARS

$10,000 investment made October 31, 1993

ONE-YEAR RETURNS OVER 10 YEARS

Periods ended October 31
-------------------------------------------------------------------------------------------------
                 1994    1995    1996    1997    1998     1999    2000     2001     2002    2003
-------------------------------------------------------------------------------------------------
Investor Class  -0.93%  16.36%  14.04%  16.34%  10.46%   12.03%   5.90%  -10.46%   -6.80%  15.92%
-------------------------------------------------------------------------------------------------
Blended Index    0.84%  22.08%  16.56%  22.60%  17.45%   15.19%   6.85%  -10.56%   -6.59%  14.54%
-------------------------------------------------------------------------------------------------

The charts on the performance page give historical return data for the fund.
Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. Unless otherwise indicated, the charts are based on Investor Class shares; performance for other classes will vary due to differences in fee structures. Past performance does not guarantee future results. None of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

------
2

Balanced - Portfolio Commentary

By Jeff Tyler (equity team leader) and Jeff Houston (fixed-income team leader)

PERFORMANCE SUMMARY

American Century Balanced returned 15.92%* for the fiscal year ended October 31,
2003, outperforming the 14.54% return of its blended benchmark (defined on page
30). The portfolio and the benchmark were greatly influenced by the strong performance of the U.S. stock market, described in further detail below.

The portfolio beat the benchmark primarily because Balanced's stock holdings significantly outperformed the benchmark's equity component, the S&P 500
Index.

STOCK MARKET PERSPECTIVE & EQUITY STRATEGY REVIEW

The S&P 500 returned 20.80% for the fiscal year, driven higher most notably by its two largest sectors: financial (24% average weight, +23% return) and technology (16% average weight, +43% return).

Within the S&P 500's financial sector, the industry that contributed most to the index's return was banks (10% average weight, +27% return). In the technology sector, the biggest contributor was the semiconductor industry (4%
average weight, +74% return).

Lagging sectors included telecommunications (+3%) and health care (+6%).

Balanced's equity portfolio returned approximately 24% for the fiscal year. Like the S&P 500, it enjoyed strong gains in the financial and technology sectors while its health care holdings lagged.

The goal of Balanced's equity investment team is to outperform the S&P 500 without taking on significant additional risk, utilizing a two-step process that uses computer models as key tools in our decision making. The process contributed most to relative performance (compared with the S&P 500) in consumer cyclicals. These are stocks (such as those in the auto, construction, and clothing industries) that tend to move in synch with the economy's ups and downs.

BALANCED'S TOP TEN STOCK HOLDINGS
AS OF OCTOBER 31, 2003
--------------------------------------------------------------------------------
                                      % OF EQUITY              % OF
                                       PORTFOLIO              S&P 500
--------------------------------------------------------------------------------
Intel Corp.                               3.8%                  2.2%
--------------------------------------------------------------------------------
Microsoft Corporation                     3.7%                  2.9%
--------------------------------------------------------------------------------
Pfizer, Inc.                              2.7%                  2.5%
--------------------------------------------------------------------------------
Bank of America Corp.                     2.5%                  1.2%
--------------------------------------------------------------------------------
Citigroup Inc.                            2.3%                  2.5%
--------------------------------------------------------------------------------
Procter & Gamble
Co. (The)                                 2.3%                  1.3%
--------------------------------------------------------------------------------
Federated Department
Stores, Inc.                              1.9%                  0.1%
--------------------------------------------------------------------------------
International Business
Machines Corp.                            1.8%                  1.6%
--------------------------------------------------------------------------------
J.P. Morgan Chase & Co.                   1.8%                  0.8%
--------------------------------------------------------------------------------
Wachovia Corp.                            1.8%                  0.6%
--------------------------------------------------------------------------------

BALANCED'S TOP FIVE STOCK INDUSTRIES
AS OF OCTOBER 31, 2003
--------------------------------------------------------------------------------
                                      % OF EQUITY              % OF
                                       PORTFOLIO              S&P 500
--------------------------------------------------------------------------------
Banks                                     9.7%                 10.3%
--------------------------------------------------------------------------------
Drugs                                     6.5%                  8.2%
--------------------------------------------------------------------------------
Financial Services                        5.2%                  6.3%
--------------------------------------------------------------------------------
Semiconductor                             5.1%                  5.0%
--------------------------------------------------------------------------------
Property and Casualty
Insurance                                 4.2%                  2.8%
--------------------------------------------------------------------------------

*All fund returns referenced in this commentary are for Investor Class shares.

                                                                    (continued)

------
3

Balanced - Portfolio Commentary

As a result of our investment process and stock selection, Balanced's equity portfolio was overweighted, on average, in consumer cyclicals compared with the index (10% of the portfolio vs. 8% of the index). The portfolio's holdings in that sector (+40% return) significantly outperformed the index's (+25% return)
for the fiscal year. The key to the outperformance was an overweight compared with the index in construction holdings, most notably Centex Corp. (+118%
return).

Of course, not all of the results were as favorable. The equity portfolio had a relative underweight in media stocks, which, as a group, outperformed the overall index for the period. The underweight that hurt most was Comcast Corp.
(+45% return).

BOND MARKET PERSPECTIVE & FIXED-INCOME STRATEGY REVIEW

The fixed-income component of Balanced's blended benchmark (the Lehman Brothers
U.S. Aggregate Index, or LBA) returned 4.91% for the fiscal year. The LBA represents the taxable investment-grade U.S. bond market, and consists primarily of three sectors: fixed-rate mortgage-backed securities (MBS, approximately 35%
of the index as of October 31, 2003), and Treasury and corporate securities
(approximately  22% of the index each).

The LBA and its slice of the bond market were paced during the fiscal year by corporate bonds (+11.45% for the corporate component of the LBA). On the other hand, MBS and Treasury securities lagged--the fiscal year returns of the MBS and
Treasury components of the LBA were +2.75% and +2.82% respectively.

Balanced's fixed-income portfolio returned approximately 5% for the fiscal year.
The portfolio is managed with a goal of adding value by modestly overweighting the relatively undervalued, higher-yielding sectors of the market. Like the LBA,
Balanced's largest fixed-income positions were in MBS, corporates, and
Treasurys, but the portfolio was typically overweight corporates and underweight
Treasurys compared with the index.

Those relative weightings benefited Balanced for the fiscal year, but were offset somewhat by the fixed-income portfolio's duration (its price sensitivity to interest rate changes) which was shorter (lower) than the LBA's, and detracted from performance.

TYPES OF INVESTMENTS IN PORTFOLIO
--------------------------------------------------------------------------------
                                         AS OF                 AS OF
                                       10/31/03               4/30/03
--------------------------------------------------------------------------------
Common Stocks                            59.5%                 57.6%
--------------------------------------------------------------------------------
Mortgage- &
Asset-Backed Securities                  15.0%                 15.4%
--------------------------------------------------------------------------------
Corporate Bonds                          12.1%                 10.9%
--------------------------------------------------------------------------------
U.S. Treasury Securities                  7.5%                  8.3%
--------------------------------------------------------------------------------
U.S. Government
Agency Securities                         2.4%                  2.6%
--------------------------------------------------------------------------------
Municipals                                0.9%                   --
--------------------------------------------------------------------------------
Sovereign Governments
& Agencies                                0.8%                  1.0%
--------------------------------------------------------------------------------
Temporary Cash
Investments                               1.8%                  4.2%
--------------------------------------------------------------------------------

KEY FIXED-INCOME PORTFOLIO STATISTICS
--------------------------------------------------------------------------------
                                         AS OF                 AS OF
                                       10/31/03               4/30/03
--------------------------------------------------------------------------------
Weighted Average
Maturity                                5.6 yrs               5.5 yrs
--------------------------------------------------------------------------------
Average Duration                        4.3 yrs               4.1 yrs
--------------------------------------------------------------------------------

------
4

Balanced - Schedule of Investments

OCTOBER 31, 2003

Shares                           ($ In Thousands)                       Value
-------------------------------------------------------------------------------
COMMON STOCKS -- 59.5%

AIRLINES -- 0.1%
-------------------------------------------------------------------------------
           40,600  Southwest Airlines Co.                             $    788
-------------------------------------------------------------------------------
BANKS -- 5.9%
-------------------------------------------------------------------------------
          117,900  Bank of America Corp.                                 8,930
-------------------------------------------------------------------------------
          178,400  Citigroup Inc.                                        8,457
-------------------------------------------------------------------------------
          184,300  J.P. Morgan Chase & Co.                               6,616
-------------------------------------------------------------------------------
           69,200  U.S. Bancorp                                          1,884
-------------------------------------------------------------------------------
           16,600  UnionBanCal Corporation                                 899
-------------------------------------------------------------------------------
          144,000  Wachovia Corp.                                        6,605
-------------------------------------------------------------------------------
           30,600  Wells Fargo & Co.                                     1,723
-------------------------------------------------------------------------------
                                                                        35,114
-------------------------------------------------------------------------------
BIOTECHNOLOGY -- 0.9%
-------------------------------------------------------------------------------
           90,592  Amgen Inc.(1)                                         5,595
-------------------------------------------------------------------------------
CHEMICALS -- 0.8%
-------------------------------------------------------------------------------
           25,900  Cytec Industries Inc.(1)                                904
-------------------------------------------------------------------------------
          121,300  Monsanto Co.                                          3,039
-------------------------------------------------------------------------------
           28,500  Sherwin-Williams Co.                                    956
-------------------------------------------------------------------------------
                                                                         4,899
-------------------------------------------------------------------------------
CLOTHING STORES -- 0.5%
-------------------------------------------------------------------------------
          172,700  Gap, Inc. (The)                                       3,295
-------------------------------------------------------------------------------
COMPUTER HARDWARE &
BUSINESS MACHINES -- 2.0%
-------------------------------------------------------------------------------
          223,700  Cisco Systems Inc.(1)                                 4,693
-------------------------------------------------------------------------------
           50,800  Dell Inc.(1)                                          1,835
-------------------------------------------------------------------------------
           24,600  Hewlett-Packard Co.                                     549
-------------------------------------------------------------------------------
          185,300  Western Digital Corp.(1)                              2,492
-------------------------------------------------------------------------------
          247,600  Xerox Corp.(1)                                        2,600
-------------------------------------------------------------------------------
                                                                        12,169
-------------------------------------------------------------------------------
COMPUTER SOFTWARE -- 2.5%
-------------------------------------------------------------------------------
            4,000  Citrix Systems, Inc.(1)                                 101
-------------------------------------------------------------------------------
            1,000  Electronic Arts Inc.(1)                                  99
-------------------------------------------------------------------------------
          504,600  Microsoft Corporation                                13,196
-------------------------------------------------------------------------------
          134,400  Oracle Corp.(1)                                       1,607
-------------------------------------------------------------------------------
                                                                        15,003
-------------------------------------------------------------------------------
CONSTRUCTION & REAL PROPERTY -- 1.1%
-------------------------------------------------------------------------------
           53,900  KB Home                                               3,692
-------------------------------------------------------------------------------
            6,600  NVR, Inc.(1)                                          3,230
-------------------------------------------------------------------------------
                                                                         6,922
-------------------------------------------------------------------------------
DEFENSE/AEROSPACE -- 0.3%
-------------------------------------------------------------------------------
            2,700  Lockheed Martin Corp.                                   125
-------------------------------------------------------------------------------
           60,500  United Defense Industries, Inc.(1)                    1,960
-------------------------------------------------------------------------------
                                                                         2,085
-------------------------------------------------------------------------------
DEPARTMENT STORES -- 1.6%
-------------------------------------------------------------------------------
          140,800  Federated Department Stores, Inc.                     6,695
-------------------------------------------------------------------------------
           48,900  Wal-Mart Stores, Inc.                                 2,883
-------------------------------------------------------------------------------
                                                                         9,578
-------------------------------------------------------------------------------

Shares                           ($ In Thousands)                       Value
--------------------------------------------------------------------------------
DIVERSIFIED -- 0.7%
-------------------------------------------------------------------------------
           40,237  Standard and Poor's 500
                   Depositary Receipt                                 $  4,239
-------------------------------------------------------------------------------
DRUGS -- 4.0%
-------------------------------------------------------------------------------
          100,600  Endo Pharmaceuticals Holdings Inc.(1)                 1,646
-------------------------------------------------------------------------------
           11,100  ICN Pharmaceuticals Inc.                                214
-------------------------------------------------------------------------------
           16,700  IDEXX Laboratories, Inc.(1)                             790
-------------------------------------------------------------------------------
           86,900  Johnson & Johnson                                     4,374
-------------------------------------------------------------------------------
           90,300  Merck & Co., Inc.                                     3,996
-------------------------------------------------------------------------------
           10,400  Mylan Laboratories Inc.                                 251
-------------------------------------------------------------------------------
          304,326  Pfizer, Inc.                                          9,617
-------------------------------------------------------------------------------
            1,200  Pharmaceutical Resources Inc.(1)                         87
-------------------------------------------------------------------------------
           51,000  Sigma-Aldrich Corp.                                   2,675
-------------------------------------------------------------------------------
                                                                        23,650
-------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 0.4%
-------------------------------------------------------------------------------
           26,200  Benchmark Electronics Inc.(1)                         1,277
-------------------------------------------------------------------------------
           60,900  Sanmina-SCI Corp.(1)                                    642
-------------------------------------------------------------------------------
           24,500  Scientific-Atlanta, Inc.                                725
-------------------------------------------------------------------------------
                                                                         2,644
-------------------------------------------------------------------------------
ELECTRICAL UTILITY -- 1.7%
-------------------------------------------------------------------------------
          227,200  Edison International(1)                               4,479
-------------------------------------------------------------------------------
            8,300  Entergy Corp.                                           447
-------------------------------------------------------------------------------
           65,900  Exelon Corporation                                    4,181
-------------------------------------------------------------------------------
            1,500  Great Plains Energy Inc.                                 48
-------------------------------------------------------------------------------
            8,800  TXU Corp.                                               201
-------------------------------------------------------------------------------
           38,500  Westar Energy Inc.                                      769
-------------------------------------------------------------------------------
                                                                        10,125
-------------------------------------------------------------------------------
ENERGY RESERVES & PRODUCTION -- 1.6%
-------------------------------------------------------------------------------
           78,600  ChevronTexaco Corp.                                   5,839
-------------------------------------------------------------------------------
          112,100  Exxon Mobil Corp.                                     4,101
-------------------------------------------------------------------------------
            1,500  Pogo Producing Co.                                       63
-------------------------------------------------------------------------------
                                                                        10,003
-------------------------------------------------------------------------------
ENTERTAINMENT -- 0.8%
-------------------------------------------------------------------------------
           73,300  Regal Entertainment Group                             1,503
-------------------------------------------------------------------------------
           80,600  Viacom, Inc. Cl B                                     3,213
-------------------------------------------------------------------------------
                                                                         4,716
-------------------------------------------------------------------------------
FINANCIAL SERVICES -- 3.2%
-------------------------------------------------------------------------------
           44,600  American Express Co.                                  2,093
-------------------------------------------------------------------------------
           85,000  Block (H & R), Inc.                                   4,003
-------------------------------------------------------------------------------
           36,400  Capital One Financial Corp.                           2,213
-------------------------------------------------------------------------------
           33,600  Fannie Mae                                            2,409
-------------------------------------------------------------------------------
           49,700  General Electric Co.                                  1,442
-------------------------------------------------------------------------------
          189,600  MBNA Corporation                                      4,692
-------------------------------------------------------------------------------
           42,750  New Century Financial Corp.                           1,585
-------------------------------------------------------------------------------
            9,900  Prudential Financial Inc.                               383
-------------------------------------------------------------------------------
                                                                        18,820
-------------------------------------------------------------------------------
FOOD & BEVERAGE -- 0.9%
-------------------------------------------------------------------------------
           16,900  PepsiAmericas Inc.                                      253
-------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
5

Balanced - Schedule of Investments

OCTOBER 31, 2003

Shares                           ($ In Thousands)                       Value
-------------------------------------------------------------------------------

           73,800  PepsiCo, Inc.                                      $  3,529
-------------------------------------------------------------------------------
          115,200  Tyson Foods, Inc. Cl A                                1,644
-------------------------------------------------------------------------------
                                                                         5,426
-------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER -- 1.2%
-------------------------------------------------------------------------------
          137,400  Louisiana-Pacific Corp.(1)                            2,613
-------------------------------------------------------------------------------
           27,350  Rayonier, Inc.                                        1,150
-------------------------------------------------------------------------------
           95,400  United Stationers Inc.(1)                             3,550
-------------------------------------------------------------------------------
                                                                         7,313
-------------------------------------------------------------------------------
GAS & WATER UTILITIES -- 0.6%
-------------------------------------------------------------------------------
          170,500  ONEOK, Inc.                                           3,391
-------------------------------------------------------------------------------
GROCERY STORES -- 0.6%
-------------------------------------------------------------------------------
          145,200  Supervalu Inc.                                        3,662
-------------------------------------------------------------------------------
HOME PRODUCTS -- 2.1%
-------------------------------------------------------------------------------
          148,700  Gillette Company                                      4,744
-------------------------------------------------------------------------------
           83,600  Procter & Gamble Co. (The)                            8,217
-------------------------------------------------------------------------------
                                                                        12,961
-------------------------------------------------------------------------------
HOTELS -- 0.2%
-------------------------------------------------------------------------------
           63,800  Cendant Corporation(1)                                1,303
-------------------------------------------------------------------------------
INDUSTRIAL PARTS -- 0.9%
-------------------------------------------------------------------------------
           16,800  Autoliv Inc.                                            556
-------------------------------------------------------------------------------
            9,200  Briggs & Stratton Corp.                                 598
-------------------------------------------------------------------------------
           74,300  Energizer Holdings, Inc.(1)                           2,734
-------------------------------------------------------------------------------
           86,000  Tyco International Ltd.                               1,796
-------------------------------------------------------------------------------
                                                                         5,684
-------------------------------------------------------------------------------
INFORMATION SERVICES -- 1.9%
-------------------------------------------------------------------------------
           21,800  Computer Sciences Corp.(1)                              864
-------------------------------------------------------------------------------
           88,700  Convergys Corp.(1)                                    1,425
-------------------------------------------------------------------------------
           74,000  International Business Machines
                   Corp.                                                 6,621
-------------------------------------------------------------------------------
            5,200  Valassis Communications, Inc.(1)                        135
-------------------------------------------------------------------------------
           97,800  Viad Corp.                                            2,442
-------------------------------------------------------------------------------
                                                                        11,487
-------------------------------------------------------------------------------
INTERNET -- 0.2%
-------------------------------------------------------------------------------
           20,300  E*TRADE Group Inc.(1)                                   209
-------------------------------------------------------------------------------
            5,400  Netflix Inc.(1)                                         309
-------------------------------------------------------------------------------
           39,800  VeriSign, Inc.(1)                                       632
-------------------------------------------------------------------------------
                                                                         1,150
-------------------------------------------------------------------------------
LEISURE -- 0.7%
-------------------------------------------------------------------------------
           86,700  Eastman Kodak Co.                                     2,118
-------------------------------------------------------------------------------
           94,100  Hasbro, Inc.                                          2,051
-------------------------------------------------------------------------------
            4,200  Marvel Enterprises, Inc.(1)                             124
-------------------------------------------------------------------------------
                                                                         4,293
-------------------------------------------------------------------------------
LIFE & HEALTH INSURANCE -- 1.4%
-------------------------------------------------------------------------------
           74,531  John Hancock Financial Services,
                   Inc.                                                  2,635
-------------------------------------------------------------------------------
          128,800  Principal Financial Group                             4,038
-------------------------------------------------------------------------------
           63,813  Protective Life Corporation                           2,072
-------------------------------------------------------------------------------
                                                                         8,745
-------------------------------------------------------------------------------

Shares                           ($ In Thousands)                       Value
-------------------------------------------------------------------------------
MEDIA -- 1.3%
-------------------------------------------------------------------------------
           79,600  Fox Entertainment Group, Inc. Cl A(1)              $  2,205
-------------------------------------------------------------------------------
           34,000  PanAmSat Corp.(1)                                       704
-------------------------------------------------------------------------------
          345,150  Time Warner Inc.(1)                                   5,277
-------------------------------------------------------------------------------
                                                                         8,186
-------------------------------------------------------------------------------
MEDICAL PRODUCTS & SUPPLIES -- 1.4%
-------------------------------------------------------------------------------
           56,200  Beckman Coulter Inc.                                  2,790
-------------------------------------------------------------------------------
            5,900  Becton Dickinson & Co.                                  216
-------------------------------------------------------------------------------
           97,400  Fisher Scientific International(1)                    3,921
-------------------------------------------------------------------------------
           27,100  Guidant Corp.                                         1,382
-------------------------------------------------------------------------------
                                                                         8,309
-------------------------------------------------------------------------------
MEDICAL PROVIDERS & SERVICES -- 1.6%
-------------------------------------------------------------------------------
          123,300  Health Net Inc.(1)                                    3,894
-------------------------------------------------------------------------------
          109,300  Humana Inc.(1)                                        2,218
-------------------------------------------------------------------------------
          117,500  McKesson Corp.                                        3,557
-------------------------------------------------------------------------------
                                                                         9,669
-------------------------------------------------------------------------------
MINING & METALS -- 0.1%
-------------------------------------------------------------------------------
           20,400  Engelhard Corporation                                   583
-------------------------------------------------------------------------------
MOTOR VEHICLES & PARTS -- 0.9%
-------------------------------------------------------------------------------
           17,600  American Axle & Manufacturing
                   Holdings, Inc.(1)                                       609
-------------------------------------------------------------------------------
          391,300  Ford Motor Company                                    4,746
-------------------------------------------------------------------------------
                                                                         5,355
-------------------------------------------------------------------------------
OIL REFINING -- 1.4%
-------------------------------------------------------------------------------
          130,700  Marathon Oil Corp.                                    3,865
-------------------------------------------------------------------------------
           99,100  Sunoco, Inc.                                          4,336
-------------------------------------------------------------------------------
                                                                         8,201
-------------------------------------------------------------------------------
OIL SERVICES -- 0.6%
-------------------------------------------------------------------------------
           83,900  Schlumberger Ltd.                                     3,941
-------------------------------------------------------------------------------
PROPERTY AND CASUALTY
INSURANCE -- 2.5%
-------------------------------------------------------------------------------
           17,400  American International Group, Inc.                    1,058
-------------------------------------------------------------------------------
           96,350  Berkley (W.R.) Corp.                                  3,304
-------------------------------------------------------------------------------
          164,612  Fidelity National Financial, Inc.                     5,090
-------------------------------------------------------------------------------
          151,000  First American Financial Corp. (The)                  4,326
-------------------------------------------------------------------------------
           68,300  Odyssey Re Holdings Corp.                             1,433
-------------------------------------------------------------------------------
                                                                        15,211
-------------------------------------------------------------------------------
RAILROADS -- 0.1%
-------------------------------------------------------------------------------
            1,200  Burlington Northern Santa Fe Corp.                       35
-------------------------------------------------------------------------------
            9,500  Union Pacific Corp.                                     594
-------------------------------------------------------------------------------
                                                                           629
-------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUST -- 0.1%
-------------------------------------------------------------------------------
            6,200  General Growth Properties, Inc.                         474
-------------------------------------------------------------------------------
RESTAURANTS -- 0.1%
-------------------------------------------------------------------------------
            6,700  CBRL Group, Inc.                                        260
-------------------------------------------------------------------------------
           11,900  McDonald's Corporation                                  297
-------------------------------------------------------------------------------
                                                                           557
-------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
6

Balanced - Schedule of Investments

OCTOBER 31, 2003

Shares                           ($ In Thousands)                       Value
-------------------------------------------------------------------------------
SECURITIES & ASSET MANAGEMENT -- 0.5%
-------------------------------------------------------------------------------
            6,100  Legg Mason, Inc.                                   $    508
-------------------------------------------------------------------------------
           29,700  Lehman Brothers Holdings Inc.                         2,138
-------------------------------------------------------------------------------
            7,400  Merrill Lynch & Co., Inc.                               438
-------------------------------------------------------------------------------
                                                                         3,084
-------------------------------------------------------------------------------
SEMICONDUCTOR -- 3.0%
-------------------------------------------------------------------------------
            8,400  Altera Corp.(1)                                         170
-------------------------------------------------------------------------------
           20,600  Amkor Technology, Inc.(1)                               388
-------------------------------------------------------------------------------
           49,800  Arrow Electronics, Inc.(1)                            1,063
-------------------------------------------------------------------------------
          147,500  Avnet Inc.(1)                                         2,862
-------------------------------------------------------------------------------
          412,800  Intel Corp.                                          13,643
-------------------------------------------------------------------------------
            4,700  QUALCOMM Inc.                                           223
-------------------------------------------------------------------------------
            1,300  SanDisk Corp.(1)                                        105
-------------------------------------------------------------------------------
                                                                        18,454
-------------------------------------------------------------------------------
SPECIALTY STORES -- 2.4%
-------------------------------------------------------------------------------
           28,800  Advance Auto Parts(1)                                 2,253
-------------------------------------------------------------------------------
           60,800  Barnes & Noble Inc.(1)                                1,812
-------------------------------------------------------------------------------
            2,100  Best Buy Co., Inc.(1)                                   122
-------------------------------------------------------------------------------
          148,735  Blockbuster Inc.                                      2,866
-------------------------------------------------------------------------------
           37,800  Claire's Stores Inc.                                  1,463
-------------------------------------------------------------------------------
           37,500  RadioShack Corp.                                      1,125
-------------------------------------------------------------------------------
          102,800  Rent-A-Center Inc.(1)                                 3,214
-------------------------------------------------------------------------------
           70,000  Staples, Inc.(1)                                      1,877
-------------------------------------------------------------------------------
                                                                        14,732
-------------------------------------------------------------------------------
TELEPHONE -- 1.4%
-------------------------------------------------------------------------------
            3,400  AT&T Corp.                                               63
-------------------------------------------------------------------------------
          105,900  BellSouth Corp.                                       2,786
-------------------------------------------------------------------------------
          184,505  Sprint Corp.                                          2,952
-------------------------------------------------------------------------------
           86,058  Verizon Communications                                2,892
-------------------------------------------------------------------------------
                                                                         8,693
-------------------------------------------------------------------------------
THRIFTS -- 0.8%
-------------------------------------------------------------------------------
          109,400  Washington Mutual, Inc.                               4,786
-------------------------------------------------------------------------------
TOBACCO -- 0.7%
-------------------------------------------------------------------------------
           95,600  Altria Group Inc.                                     4,445
-------------------------------------------------------------------------------
TRUCKING & SHIPPING &
AIR FREIGHT -- 0.5%
-------------------------------------------------------------------------------
            4,600  FedEx Corporation                                       348
-------------------------------------------------------------------------------
           36,600  United Parcel Service, Inc. Cl B                      2,655
-------------------------------------------------------------------------------
                                                                         3,003
-------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATIONS -- 1.3%
-------------------------------------------------------------------------------
           60,900  ALLTEL Corp.                                          2,879
-------------------------------------------------------------------------------
          207,700  Nextel Communications, Inc.(1)                        5,026
-------------------------------------------------------------------------------
                                                                         7,905
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $295,545)                                                        361,277
-------------------------------------------------------------------------------

Principal Amount                 ($ In Thousands)                       Value
--------------------------------------------------------------------------------
CORPORATE BONDS -- 12.1%

BANKS -- 1.3%
-------------------------------------------------------------------------------
          $ 3,250  Bank of America Corp., 6.625%,
                   6/15/04                                            $  3,355
-------------------------------------------------------------------------------
            1,000  Bank of America Corp., 4.75%,
                   8/15/13                                                 978
-------------------------------------------------------------------------------
            2,300  Citigroup Inc., 4.125%, 6/30/05                       2,381
-------------------------------------------------------------------------------
              500  US Bancorp, 2.75%, 3/30/06                              504
-------------------------------------------------------------------------------
              750  Wells Fargo & Co., 4.95%,
                   10/16/13                                                749
-------------------------------------------------------------------------------
                                                                         7,967
-------------------------------------------------------------------------------
CHEMICALS -- 0.2%
-------------------------------------------------------------------------------
            1,250  Crompton Corp., 8.50%, 3/15/05                        1,313
-------------------------------------------------------------------------------
CLOTHING STORES(2)
-------------------------------------------------------------------------------
              250  Limited Brands, 6.95%, 3/1/33                           271
-------------------------------------------------------------------------------
DIVERSIFIED -- 3.2%
-------------------------------------------------------------------------------
           50,000  iShares GS $ InvesTop Corporate
                   Bond Fund(3)                                          5,507
-------------------------------------------------------------------------------
            5,300  Lehman Brothers TRAINS(SM), Series
                   10-2002, 6.96%, 1/15/12 (Acquired
                   5/23/02-1/3/03, Cost
                   $5,568)(4)                                            5,952
-------------------------------------------------------------------------------
            3,168  Lehman Brothers TRAINS(SM), Series
                   L-2002, 7.75%, 11/15/31 (Acquired
                   4/14/03-5/8/03, Cost $3,771)(4)                       3,724
-------------------------------------------------------------------------------
            3,190  Morgan Stanley TRACERS(SM), 7.78%,
                   3/1/32 (Acquired 3/15/02-8/28/02,
                   Cost $3,356)(4)                                       3,655
-------------------------------------------------------------------------------
                                                                        18,838
-------------------------------------------------------------------------------
ELECTRICAL UTILITY -- 0.6%
-------------------------------------------------------------------------------
            1,000  Constellation Energy Group Inc.,
                   4.55%, 6/15/15                                          928
-------------------------------------------------------------------------------
            1,000  Progress Energy Inc., 7.10%,
                   3/1/11                                                1,130
-------------------------------------------------------------------------------
              300  Tampa Electric Co., 6.375%,
                   8/15/12                                                 315
-------------------------------------------------------------------------------
            1,370  Virginia Electric and Power Co.,
                   5.75%, 3/31/06                                        1,471
-------------------------------------------------------------------------------
                                                                         3,844
-------------------------------------------------------------------------------
ENERGY RESERVES & PRODUCTION -- 0.4%
-------------------------------------------------------------------------------
              300  Anadarko Petroleum Corp., 7.95%,
                   4/15/29                                                 368
-------------------------------------------------------------------------------
            1,000  Conoco Funding Co., 6.35%,
                   10/15/11                                              1,115
-------------------------------------------------------------------------------
              750  Occidental Petroleum Corp., 4.25%,
                   3/15/10                                                 750
-------------------------------------------------------------------------------
              450  XTO Energy Inc., 6.25%, 4/15/13                         472
-------------------------------------------------------------------------------
                                                                         2,705
-------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
7

Balanced - Schedule of Investments

OCTOBER 31, 2003

Principal Amount                 ($ In Thousands)                       Value
-------------------------------------------------------------------------------
ENVIRONMENTAL SERVICES -- 0.3%
-------------------------------------------------------------------------------
          $   900  Allied Waste North America, Inc.,
                   Series B, 7.625%, 1/1/06                          $     956
-------------------------------------------------------------------------------
            1,000  Waste Management Inc., 7.00%,
                   10/15/06                                              1,109
-------------------------------------------------------------------------------
                                                                         2,065
-------------------------------------------------------------------------------
FINANCIAL SERVICES -- 1.9%
-------------------------------------------------------------------------------
            1,500  American General Finance Corp.,
                   Series H, 4.50%, 11/15/07                             1,556
-------------------------------------------------------------------------------
            2,700  Ford Motor Credit Co., 6.75%,
                   5/15/05                                               2,825
-------------------------------------------------------------------------------
              500  Ford Motor Credit Co., 5.625%,
                   10/1/08                                                 489
-------------------------------------------------------------------------------
              775  Ford Motor Credit Co., 5.80%,
                   1/12/09                                                 756
-------------------------------------------------------------------------------
            2,250  General Electric Capital Corp.,
                   2.75%, 9/25/06                                        2,252
-------------------------------------------------------------------------------
            1,000  General Electric Co., 5.00%,
                   2/1/13                                                1,008
-------------------------------------------------------------------------------
              750  General Motors Acceptance Corp.,
                   6.75%, 1/15/06                                          800
-------------------------------------------------------------------------------
              500  General Motors Acceptance Corp.,
                   6.125%, 8/28/07                                         527
-------------------------------------------------------------------------------
              900  General Motors Acceptance Corp.,
                   VRN, 3.14%, 12/3/03, resets
                   quarterly off the 3-month LIBOR
                   plus 2.00% with no caps                                 910
-------------------------------------------------------------------------------
                                                                        11,123
-------------------------------------------------------------------------------
FOOD & BEVERAGE -- 0.2%
-------------------------------------------------------------------------------
            1,150  Cadbury Schweppes US Finance
                   LLC, 5.125%, 10/1/13 (Acquired
                   9/22/03, Cost $1,144)(4)                              1,143
-------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER -- 0.1%
-------------------------------------------------------------------------------
              500  Abitibi-Consolidated Finance L.P.,
                   7.875%, 8/1/09                                          529
-------------------------------------------------------------------------------
GAS & WATER UTILITIES -- 0.1%
-------------------------------------------------------------------------------
              300  CenterPoint Energy Resources
                   Corp., 6.50%, 2/1/08                                    322
-------------------------------------------------------------------------------
              500  Sempra Energy, 6.00%, 2/1/13                            527
-------------------------------------------------------------------------------
                                                                           849
-------------------------------------------------------------------------------
GROCERY STORES -- 0.2%
-------------------------------------------------------------------------------
            1,000  Delhaize America Inc., 7.375%,
                   4/15/06                                               1,073
-------------------------------------------------------------------------------
HEAVY MACHINERY -- 0.1%
-------------------------------------------------------------------------------
              600  Caterpillar Financial Services Corp.,
                   2.59%, 7/15/06                                          601
-------------------------------------------------------------------------------
HOTELS -- 0.2%
-------------------------------------------------------------------------------
            1,250  MGM Mirage, 6.00%, 10/1/09                            1,272
-------------------------------------------------------------------------------
INDUSTRIAL PARTS -- 0.2%
-------------------------------------------------------------------------------
              900  Tyco International Group SA,
                   6.125%, 1/15/09                                         951
-------------------------------------------------------------------------------

Principal Amount                 ($ In Thousands)                       Value
-------------------------------------------------------------------------------
LEISURE -- 0.1%
-------------------------------------------------------------------------------
          $   600  Mandalay Resort Group, 6.45%,
                   2/1/06                                             $    626
-------------------------------------------------------------------------------
LIFE & HEALTH INSURANCE -- 0.3%
-------------------------------------------------------------------------------
              750  Allstate Financial Global Funding,
                   4.25%, 9/10/08 (Acquired 9/3/03,
                   Cost $749)(4)                                           765
-------------------------------------------------------------------------------
              750  Monumental Global Funding II,
                   3.85%, 3/3/08 (Acquired 2/5/03,
                   Cost $750)(4)                                           755
-------------------------------------------------------------------------------
                                                                         1,520
-------------------------------------------------------------------------------
MEDIA -- 1.2%
-------------------------------------------------------------------------------
            1,360  Comcast Cable Communications,
                   8.375%, 5/1/07                                        1,573
-------------------------------------------------------------------------------
              350  Comcast Corp., 5.50%, 3/15/11                           362
-------------------------------------------------------------------------------
              500  COX Communications Inc., 6.75%,
                   3/15/11                                                 558
-------------------------------------------------------------------------------
            1,100  CSC Holdings Inc., 7.625%,
                   7/15/18                                               1,089
-------------------------------------------------------------------------------
            1,000  Echostar DBS Corp., 9.375%,
                   2/1/09                                                1,063
-------------------------------------------------------------------------------
            1,200  Liberty Media Corp., VRN, 2.64%,
                   12/15/03, resets quarterly off the
                   3-month LIBOR plus 1.50% with
                   no caps                                               1,196
-------------------------------------------------------------------------------
              550  News America Holdings, 7.75%,
                   1/20/24                                                 632
-------------------------------------------------------------------------------
              750  Quebecor World Inc., 6.125%,
                   11/15/13 (Acquired 10/29/03,
                   Cost $744)(4)                                           749
-------------------------------------------------------------------------------
                                                                         7,222
-------------------------------------------------------------------------------
MINING & METALS -- 0.2%
-------------------------------------------------------------------------------
            1,000  Ball Corp., 7.75%, 8/1/06                             1,085
-------------------------------------------------------------------------------
              350  IPSCO Inc., 8.75%, 6/1/13
                   (Acquired 7/1/03, Cost $356)(4)                         378
-------------------------------------------------------------------------------
                                                                         1,463
-------------------------------------------------------------------------------
MOTOR VEHICLES & PARTS -- 0.1%
-------------------------------------------------------------------------------
              775  General Motors Corporation, 7.20%,
                   1/15/11                                                 814
-------------------------------------------------------------------------------
OIL SERVICES -- 0.2%
-------------------------------------------------------------------------------
            1,250  Pemex Project Funding Master
                   Trust, 7.375%, 12/15/14                               1,319
-------------------------------------------------------------------------------
PROPERTY AND  CASUALTY INSURANCE -- 0.1%
-------------------------------------------------------------------------------
              750  American International Group,
                   4.25%, 5/15/13 (Acquired 5/8/03,
                   Cost $746)(4)                                           708
-------------------------------------------------------------------------------
SECURITIES & ASSET MANAGEMENT -- 0.4%
-------------------------------------------------------------------------------
              750  Goldman Sachs Group Inc., 5.70%,
                   9/1/12                                                  785
-------------------------------------------------------------------------------
              750  Goldman Sachs Group Inc., 5.25%,
                   10/15/13                                                753
-------------------------------------------------------------------------------
              750  Morgan Stanley, 4.25%, 5/15/10                          740
-------------------------------------------------------------------------------
                                                                         2,278
-------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
8

Balanced - Schedule of Investments

OCTOBER 31, 2003

Principal Amount                 ($ In Thousands)                       Value
-------------------------------------------------------------------------------
TELEPHONE -- 0.2%
-------------------------------------------------------------------------------
          $    13  AT&T Corp., 6.00%, 3/15/09                         $     14
-------------------------------------------------------------------------------
              131  Comcast Cable Communications
                   Holdings Inc., 8.375%, 3/15/13                          159
-------------------------------------------------------------------------------
              300  Sprint Capital Corp., 6.875%,
                   11/15/28                                                283
-------------------------------------------------------------------------------
              800  Verizon New England Inc., 4.75%,
                   10/1/13                                                 772
-------------------------------------------------------------------------------
                                                                         1,228
-------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATIONS -- 0.3%
-------------------------------------------------------------------------------
              250  AT&T Wireless Services Inc.,
                   7.875%, 3/1/11                                          286
-------------------------------------------------------------------------------
            1,000  Telecom Italia Capital, 5.25%,
                   11/15/13 (Acquired 10/22/03,
                   Cost $997)(4)                                           994
-------------------------------------------------------------------------------
              750  Vodafone Group plc, 5.00%,
                   12/16/13                                                741
-------------------------------------------------------------------------------
                                                                         2,021
-------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
(Cost $71,710)                                                          73,743
-------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES(5) -- 9.2%

              778  FHLMC, 7.00%, 10/1/12                                   825
-------------------------------------------------------------------------------
              601  FHLMC, 6.50%, 1/1/28                                    627
-------------------------------------------------------------------------------
            1,303  FNMA, 6.00%, 2/1/09                                   1,361
-------------------------------------------------------------------------------
               95  FNMA, 6.50%, 5/1/11                                     100
-------------------------------------------------------------------------------
              873  FNMA, 7.50%, 11/1/11                                    934
-------------------------------------------------------------------------------
               13  FNMA, 6.50%, 10/1/12                                     14
-------------------------------------------------------------------------------
               67  FNMA, 6.50%, 5/1/13                                      70
-------------------------------------------------------------------------------
               30  FNMA, 6.50%, 5/1/13                                      32
-------------------------------------------------------------------------------
               22  FNMA, 6.50%, 6/1/13                                      23
-------------------------------------------------------------------------------
              109  FNMA, 6.50%, 6/1/13                                     115
-------------------------------------------------------------------------------
               77  FNMA, 6.50%, 6/1/13                                      81
-------------------------------------------------------------------------------
              170  FNMA, 6.50%, 6/1/13                                     180
-------------------------------------------------------------------------------
               70  FNMA, 6.50%, 6/1/13                                      74
-------------------------------------------------------------------------------
              436  FNMA, 6.00%, 1/1/14                                     455
-------------------------------------------------------------------------------
            1,545  FNMA, 6.00%, 4/1/14                                   1,611
-------------------------------------------------------------------------------
              254  FNMA, 6.50%, 1/1/28                                     264
-------------------------------------------------------------------------------
              724  FNMA, 7.00%, 1/1/28                                     764
-------------------------------------------------------------------------------
              859  FNMA, 6.00%, 1/1/29                                     884
-------------------------------------------------------------------------------
              604  FNMA, 6.50%, 1/1/29                                     628
-------------------------------------------------------------------------------
            1,036  FNMA, 6.00%, 2/1/29                                   1,066
-------------------------------------------------------------------------------
              610  FNMA, 7.50%, 7/1/29                                     650
-------------------------------------------------------------------------------
              267  FNMA, 7.00%, 5/1/30                                     281
-------------------------------------------------------------------------------
              534  FNMA, 7.50%, 9/1/30                                     569
-------------------------------------------------------------------------------
              525  FNMA, 6.50%, 9/1/31                                     546
-------------------------------------------------------------------------------
              430  FNMA, 7.00%, 9/1/31                                     453
-------------------------------------------------------------------------------
              641  FNMA, 6.00%, 12/1/31                                    658
-------------------------------------------------------------------------------
            1,293  FNMA, 6.50%, 1/1/32                                   1,344
-------------------------------------------------------------------------------

Principal Amount                 ($ In Thousands)                       Value
-------------------------------------------------------------------------------

          $ 2,008  FNMA, 7.00%, 6/1/32                                $  2,115
-------------------------------------------------------------------------------
            1,220  FNMA, 6.50%, 8/1/32                                   1,268
-------------------------------------------------------------------------------
            1,698  FNMA, 6.00%, 1/1/33                                   1,744
-------------------------------------------------------------------------------
            2,856  FNMA, 5.50%, 6/1/33                                   2,885
-------------------------------------------------------------------------------
              135  FNMA, 6.00%, 7/1/33                                     138
-------------------------------------------------------------------------------
            3,975  FNMA, 5.50%, 8/1/33                                   4,015
-------------------------------------------------------------------------------
              100  FNMA, 6.00%, 8/1/33                                     103
-------------------------------------------------------------------------------
              590  FNMA, 6.00%, 8/1/33                                     606
-------------------------------------------------------------------------------
            1,100  FNMA, 6.00%, 8/1/33                                   1,129
-------------------------------------------------------------------------------
            1,890  FNMA, 5.50%, 9/1/33                                   1,909
-------------------------------------------------------------------------------
            2,300  FNMA, 6.00%, 9/1/33                                   2,362
-------------------------------------------------------------------------------
            1,677  FNMA, 6.00%, 9/1/33                                   1,722
-------------------------------------------------------------------------------
            1,497  FNMA, 6.00%, 9/1/33                                   1,538
-------------------------------------------------------------------------------
            1,497  FNMA, 6.00%, 9/1/33                                   1,538
-------------------------------------------------------------------------------
            3,510  FNMA, 5.50%, settlement date
                   11/13/03(6)                                           3,543
-------------------------------------------------------------------------------
            3,990  FNMA, 6.00%, settlement date
                   11/13/03(6)                                           4,098
-------------------------------------------------------------------------------
            1,028  GNMA, 7.00%, 4/20/26                                  1,088
-------------------------------------------------------------------------------
              528  GNMA, 7.50%, 8/15/26                                    566
-------------------------------------------------------------------------------
              357  GNMA, 7.00%, 2/15/28                                    379
-------------------------------------------------------------------------------
              541  GNMA, 7.50%, 2/15/28                                    579
-------------------------------------------------------------------------------
              713  GNMA, 7.00%, 12/15/28                                   756
-------------------------------------------------------------------------------
              299  GNMA, 8.00%, 12/15/29                                   322
-------------------------------------------------------------------------------
            1,596  GNMA, 7.00%, 5/15/31                                  1,692
-------------------------------------------------------------------------------
            4,832  GNMA, 5.50%, 11/15/32                                 4,902
-------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES
(Cost $54,406)                                                          55,606
-------------------------------------------------------------------------------
U.S. TREASURY SECURITIES -- 7.5%

            1,250  U.S. Treasury Bonds, 8.875%,
                   2/15/19                                               1,777
-------------------------------------------------------------------------------
              750  U.S. Treasury Bonds, 6.375%,
                   8/16/27                                                 864
-------------------------------------------------------------------------------
            5,700  U.S. Treasury Bonds, 5.50%,
                   8/15/28                                               5,887
-------------------------------------------------------------------------------
              175  U.S. Treasury Bonds, 5.375%,
                   2/15/31                                                 181
-------------------------------------------------------------------------------
            6,000  U.S. Treasury Notes, 5.875%,
                   11/15/04                                              6,283
-------------------------------------------------------------------------------
           13,000  U.S. Treasury Notes, 1.625%,
                   3/31/05(7)                                           13,028
-------------------------------------------------------------------------------
            1,500  U.S. Treasury Notes, 2.375%,
                   8/15/06                                               1,505
-------------------------------------------------------------------------------
            1,000  U.S. Treasury Notes, 3.00%,
                   2/15/08                                               1,001
-------------------------------------------------------------------------------
            1,000  U.S. Treasury Notes, 3.25%,
                   8/15/08                                               1,003
-------------------------------------------------------------------------------
            3,250  U.S. Treasury Notes, 3.125%,
                   9/15/08                                               3,236
-------------------------------------------------------------------------------
            8,000  U.S. Treasury Notes, 4.75%,
                   11/15/08                                              8,551
-------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
9

Balanced - Schedule of Investments

OCTOBER 31, 2003

Principal Amount                 ($ In Thousands)                       Value
-------------------------------------------------------------------------------

          $   550  U.S. Treasury Notes, 4.00%,
                   11/15/12                                           $    542
-------------------------------------------------------------------------------
            1,400  U.S. Treasury Notes, 4.25%,
                   8/15/13                                               1,395
-------------------------------------------------------------------------------
TOTAL U.S. TREASURY SECURITIES
(Cost $45,181)                                                          45,253
-------------------------------------------------------------------------------
ASSET-BACKED SECURITIES(5) -- 3.4%

            1,135  AmeriCredit Automobile
                   Receivables Trust, Series 1999 D,
                   Class A3 SEQ, 7.02%, 12/12/05                         1,142
-------------------------------------------------------------------------------
            2,000  Ameriquest Mortgage Securities
                   Inc., Series 2003-5, Class A3 SEQ,
                   3.03%, 7/25/33                                        1,991
-------------------------------------------------------------------------------
            2,000  Ameriquest Mortgage Securities
                   Inc., Series 2003-8, Class AF2 SEQ,
                   3.02%, 10/25/33                                       1,981
-------------------------------------------------------------------------------
              240  AQ Finance Non-Improvement
                   Trust, Series 2003 N11A, Class
                   NOTE, 7.14%, 11/25/33                                   240
-------------------------------------------------------------------------------
            1,500  Argent Securities Inc., Series
                   2003 W3, Class AF3 SEQ, 3.99%,
                   9/25/30                                               1,534
-------------------------------------------------------------------------------
              267  Asset Backed Funding Corp.
                   Non-Improvement Trust, Series
                   2003-1, Class N1, 6.90%, 7/26/33                        267
-------------------------------------------------------------------------------
              748  Bayview Financial Acquisition Trust,
                   Series 1998 B, Class M1, VRN,
                   2.52%, 11/25/03, resets monthly
                   off the 1-month LIBOR plus 1.40%
                   with a cap of 13.00% (Acquired
                   6/13/03, Cost $751)(4)                                  745
-------------------------------------------------------------------------------
              534  Bayview Financial Acquisition Trust,
                   Series 2002 DA, Class M1, VRN,
                   1.97%, 11/25/03, resets monthly
                   off the 1-month LIBOR plus 0.85%
                   with no caps (Acquired 9/19/03,
                   Cost $535)(4)                                           535
-------------------------------------------------------------------------------
            1,307  CIT RV Trust, Series 1998 A,
                   Class A4 SEQ, 6.09%, 2/15/12                          1,327
-------------------------------------------------------------------------------
            1,000  Ford Credit Auto Owner Trust,
                   Series 2002 A, Class B, 4.79%,
                   11/15/06                                              1,034
-------------------------------------------------------------------------------
            1,034  Household Mortgage Loan Trust,
                   Series 2002 HC1, Class M, VRN,
                   1.77%, 11/20/03, resets monthly
                   off the 1-month LIBOR plus 0.65%
                   with no caps                                          1,035
-------------------------------------------------------------------------------
            1,100  Household Mortgage Loan Trust,
                   Series 2003 HC2, Class M, VRN,
                   1.75%, 11/20/03, resets monthly
                   off the 1-month LIBOR plus 0.60%
                   with no caps                                          1,100
-------------------------------------------------------------------------------
            1,200  Long Beach Mortgage Loan Trust,
                   Series 2001-2, Class M2, VRN,
                   2.07%, 11/25/03, resets monthly
                   off the 1-month LIBOR plus 0.95%
                   with no caps                                          1,188
-------------------------------------------------------------------------------

Principal Amount                 ($ In Thousands)                       Value
-------------------------------------------------------------------------------

          $   253  Morgan Stanley ABS Capital I,
                   Series 2003 NC9N, Class X and P,
                   7.60%, 7/25/33 (Acquired
                   10/29/03, Cost $253)(4)                            $    253
-------------------------------------------------------------------------------
              650  Peco Energy Transition Trust,
                   Series 1999 A, Class A6 SEQ,
                   6.05%, 3/1/09                                           706
-------------------------------------------------------------------------------
            1,750  Residential Asset Mortgage
                   Products Inc., Series 2003 RZ4,
                   Class A4 SEQ, 4.04%, 12/25/30                         1,741
-------------------------------------------------------------------------------
            2,412  Residential Funding Mortgage
                   Securities II, Series 2002 HS2,
                   Class A4 SEQ, 5.24%, 3/25/17                          2,417
-------------------------------------------------------------------------------
            1,240  Saxon Asset Securities Trust,
                   Series 2003-3, Class AF3, 3.60%,
                   12/25/33                                              1,250
-------------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
(Cost $20,406)                                                          20,486
-------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY
SECURITIES -- 2.4%

            4,000  FHLB, 1.875%, 6/15/06                                 3,943
-------------------------------------------------------------------------------
            1,500  FHLMC, 3.50%, 9/15/07                                 1,523
-------------------------------------------------------------------------------
            1,000  FHLMC, 4.50%, 7/15/13                                   980
-------------------------------------------------------------------------------
            2,000  FNMA, 6.625%, 10/15/07                                2,256
-------------------------------------------------------------------------------
              600  FNMA, 3.25%, 8/15/08                                    593
-------------------------------------------------------------------------------
            1,000  FNMA, 6.625%, 11/15/10                                1,144
-------------------------------------------------------------------------------
            4,000  FNMA MTN, 5.74%, 1/21/09                              4,038
-------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCY
SECURITIES
(Cost $14,423)                                                          14,477
-------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE
OBLIGATIONS(5) -- 2.4%

               73  Chase Mortgage Finance
                   Corporation, Series 2001 S3,
                   Class A1 SEQ, 6.50%, 7/25/16                             73
-------------------------------------------------------------------------------
            2,000  Commercial Mortgage Acceptance
                   Corp. Series 1999 C1, Class A2
                   SEQ, 7.03%, 6/15/31                                   2,272
-------------------------------------------------------------------------------
            1,750  Commercial Mortgage Asset Trust,
                   Series 1999 C1, Class A2 SEQ,
                   6.59%, 1/17/32                                        1,949
-------------------------------------------------------------------------------
              887  FHLMC REMIC, Series 77, Class H,
                   8.50%, 9/15/20                                          922
-------------------------------------------------------------------------------
            1,818  FNMA, Series 2002-87, Class AM
                   SEQ, 5.50%, 6/25/31                                   1,871
-------------------------------------------------------------------------------
            1,593  FNMA, Series 2003-9, Class BC
                   SEQ, 5.00%, 2/25/22                                   1,622
-------------------------------------------------------------------------------
            1,652  GMAC Commercial Mortgage
                   Securities Inc., Series 2002 C2,
                   Class A1 SEQ, 4.32%, 10/15/38                         1,712
-------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
10

Balanced - Schedule of Investments

OCTOBER 31, 2003

Principal Amount                 ($ In Thousands)                       Value
-------------------------------------------------------------------------------

          $ 2,000  J.P. Morgan Chase Commercial
                   Mortgage Securities Corp., Series
                   2002 FL1A, Class A2, VRN, 1.56%,
                   11/14/03, resets monthly off the
                   1-month LIBOR plus 0.44% with
                   no caps (Acquired 4/3/02, Cost
                   $2,000)(4)                                        $   2,001
-------------------------------------------------------------------------------
            2,000  Wachovia Bank Commercial
                   Mortgage Trust, Series 2003 C4,
                   Class A2 SEQ, 4.57%, 4/15/35                          1,991
-------------------------------------------------------------------------------
TOTAL COLLATERALIZED MORTGAGE  OBLIGATIONS
(Cost $14,506)                                                          14,413
-------------------------------------------------------------------------------
MUNICIPAL SECURITIES -- 0.9%

            2,250  California Rev. Anticipation
                   Warrants, Series 2003 B, 2.00%,
                   6/16/04                                               2,258
-------------------------------------------------------------------------------
            1,400  Illinois GO, (Taxable Pension),
                   5.10%, 6/1/33                                         1,264
-------------------------------------------------------------------------------
            2,000  New Jersey Turnpike Auth. Rev.,
                   Series 2003 B, 4.25%, 1/1/16
                   (AMBAC)                                               1,876
-------------------------------------------------------------------------------
              350  Oregon GO, (Taxable Pension),
                   5.89%, 6/1/27                                           353
-------------------------------------------------------------------------------
TOTAL MUNICIPAL SECURITIES
(Cost $6,026)                                                            5,751
-------------------------------------------------------------------------------
SOVEREIGN GOVERNMENTS &
AGENCIES -- 0.8%

            2,200  Province of Ontario, 3.50%,
                   9/17/07                                               2,218
-------------------------------------------------------------------------------
            1,000  Province of Quebec, 7.50%,
                   9/15/29                                               1,235
-------------------------------------------------------------------------------
            1,500  Republic of Italy, 2.50%, 3/31/06                     1,506
-------------------------------------------------------------------------------
TOTAL SOVEREIGN GOVERNMENTS
& AGENCIES
(Cost $4,927)                                                            4,959
-------------------------------------------------------------------------------

Principal Amount                 ($ In Thousands)                       Value
-------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS -- 1.8%

Repurchase Agreements, Bank of America
Securities, LLC, (U.S. Treasury obligations), in a
joint trading account at 0.95%, dated 10/31/03,
due 11/03/03 (Delivery value $9,401)                                  $  9,400
-------------------------------------------------------------------------------
Repurchase Agreements, State Street Corp., (U.S.
Treasury obligations), in a joint trading account at
0.95%, dated 10/31/03, due 11/03/03 (Delivery
value $1,800)                                                            1,800
-------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
(Cost $11,200)                                                          11,200
-------------------------------------------------------------------------------
TOTAL INVESTMENT SECURITIES -- 100.0%
(Cost $538,330)                                                       $607,165
===============================================================================
COLLATERAL RECEIVED FOR
SECURITIES LENDING(8)

REPURCHASE AGREEMENTS
-------------------------------------------------------------------------------
Repurchase Agreement, BNP Paribas Securities
Corp., (U.S. Government Agencies), 1.06%, dated
10/31/03, due 11/3/03 (Delivery value $65,475)                         $65,470
-------------------------------------------------------------------------------
SHORT-TERM DEBT
-------------------------------------------------------------------------------
          $ 4,994  Bank of Nova Scotia, Series YCD,
                   VRN, 1.06%, 11/28/03, resets
                   monthly off the 1-month LIBOR
                   minus 0.06% with no caps                              4,994
-------------------------------------------------------------------------------
           13,000  Bear Stearns Companies, Inc.
                   Master Note, VRN, 1.24%, 11/3/03                     13,000
-------------------------------------------------------------------------------
            4,991  Dakota Commercial Paper Notes,
                   (Citibank Credit Card), 1.07%,
                   12/22/03                                              4,991
-------------------------------------------------------------------------------
                                                                        22,985
-------------------------------------------------------------------------------
TOTAL COLLATERAL RECEIVED FOR
SECURITIES LENDING
(Cost $88,455)                                                         $88,455
===============================================================================

See Notes to Financial Statements.                                  (continued)

------
11

Balanced - Schedule of Investments

OCTOBER 31, 2003

NOTES TO SCHEDULE OF INVESTMENTS

AMBAC = AMBAC Assurance Corporation

FHLB = Federal Home Loan Bank

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GMAC = General Motors Acceptance Corp.

GNMA = Government National Mortgage Association

GO = General Obligation

LIBOR = London Interbank Offered Rate

MTN = Medium Term Note

REMIC = Real Estate Mortgage Investment Conduit

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

SEQ = Sequential Payer

TRACERS(SM) = Traded Custody Receipts(SM). Rate indicated is the weighted-average coupon of the underlying securities held.

TRAINS(SM) = Target Return Index Securities(SM). Rate indicated is the weighted-average coupon of the underlying securities held.

VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective October 31, 2003.

(1)  Non-income producing.

(2)  Industry is less than 0.05% of total investment securities.

(3)  Security is an exchange-traded bond fund. Quantity indicated reflects the number of shares owned.

(4)  Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at October 31, 2003, was $22,357
     (in thousands), which represented 3.7% of net assets.

(5)  Final maturity indicated, unless otherwise noted.

(6)  Forward Commitment.

(7)  Security, or a portion thereof, has been segregated for Forward
     Commitments.

(8)  Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions. (See Note 5 in
     Notes to Financial Statements.)

See Notes to Financial Statements.

------
12

Statement of Assets and Liabilities

OCTOBER 31, 2003
(Amounts In Thousands Except Per-Share Amounts)
-------------------------------------------------------------------------------
ASSETS
-------------------------------------------------------------------------------
Investment securities, at value (cost of
$538,330) -- including $87,141 of securities loaned                   $607,165
--------------------------------------------------------------
Collateral received for securities loaned,
at value (cost of $88,455)                                              88,455
--------------------------------------------------------------
Cash                                                                       200
--------------------------------------------------------------
Receivable for investments sold                                             93
--------------------------------------------------------------
Receivable for capital shares sold                                          52
--------------------------------------------------------------
Dividends and interest receivable                                        2,564
-------------------------------------------------------------------------------
                                                                       698,529
-------------------------------------------------------------------------------

LIABILITIES
-------------------------------------------------------------------------------
Payable for collateral received on securities loaned                    88,455
--------------------------------------------------------------
Payable for investments purchased                                        9,206
--------------------------------------------------------------
Accrued management fees                                                    453
--------------------------------------------------------------
Distribution fees payable                                                    4
--------------------------------------------------------------
Service fees payable                                                         4
-------------------------------------------------------------------------------
                                                                        98,122
-------------------------------------------------------------------------------
NET ASSETS                                                            $600,407
===============================================================================

NET ASSETS CONSIST OF:
-------------------------------------------------------------------------------
Capital (par value and paid-in surplus)                               $598,284
--------------------------------------------------------------
Undistributed net investment income                                      1,637
--------------------------------------------------------------
Accumulated net realized loss on investment transactions               (68,349)
--------------------------------------------------------------
Net unrealized appreciation on investments                              68,835
-------------------------------------------------------------------------------
                                                                      $600,407
===============================================================================

INVESTOR CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)
-------------------------------------------------------------------------------
Net assets                                                        $582,769,631
---------------------------------------------------------------
Shares outstanding                                                  39,446,042
---------------------------------------------------------------
Net asset value per share                                               $14.77
-------------------------------------------------------------------------------

INSTITUTIONAL CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)
-------------------------------------------------------------------------------
Net assets                                                            $154,952
---------------------------------------------------------------
Shares outstanding                                                      10,487
---------------------------------------------------------------
Net asset value per share                                               $14.78
-------------------------------------------------------------------------------

ADVISOR CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)
-------------------------------------------------------------------------------
Net assets                                                         $17,482,077
---------------------------------------------------------------
Shares outstanding                                                   1,184,010
---------------------------------------------------------------
Net asset value per share                                               $14.77
-------------------------------------------------------------------------------

See Notes to Financial Statements.

------
13

Statement of Operations

YEAR ENDED OCTOBER 31, 2003 (Amounts In Thousands)
-------------------------------------------------------------------------------
INVESTMENT INCOME
-------------------------------------------------------------------------------
INCOME:
---------------------------------------------------------------
Interest                                                               $10,424
---------------------------------------------------------------
Dividends                                                                5,980
---------------------------------------------------------------
Securities lending                                                           8
-------------------------------------------------------------------------------
                                                                        16,412
-------------------------------------------------------------------------------

EXPENSES:
---------------------------------------------------------------
Management fees                                                          5,107
---------------------------------------------------------------
Distribution fees -- Advisor Class                                          37
---------------------------------------------------------------
Service fees -- Advisor Class                                               37
---------------------------------------------------------------
Directors' fees and expenses                                                 9
---------------------------------------------------------------
Other expenses                                                               9
-------------------------------------------------------------------------------
                                                                         5,199
-------------------------------------------------------------------------------

NET INVESTMENT INCOME                                                   11,213
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN
-------------------------------------------------------------------------------
Net realized gain on investment transactions                             2,451
---------------------------------------------------------------
Change in net unrealized appreciation on investments                    71,549
-------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN                                        74,000
-------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   $85,213
===============================================================================

See Notes to Financial Statements.

------
14

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2003 AND OCTOBER 31, 2002
(Amounts In Thousands)
-------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                          2003         2002
-------------------------------------------------------------------------------
OPERATIONS
-------------------------------------------------------------------------------
Net investment income                                     $11,213      $16,109
----------------------------------------------------
Net realized gain (loss)                                    2,451      (38,987)
----------------------------------------------------
Change in net unrealized appreciation                      71,549      (20,501)
-------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                                  85,213      (43,379)
-------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
-------------------------------------------------------------------------------
From net investment income:
----------------------------------------------------
  Investor Class                                          (10,188)     (15,305)
----------------------------------------------------
  Institutional Class                                        (263)        (488)
----------------------------------------------------
  Advisor Class                                              (241)        (352)
-------------------------------------------------------------------------------
Decrease in net assets from distributions                 (10,692)     (16,145)
-------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
-------------------------------------------------------------------------------
Net decrease in net assets from
capital share transactions                                (45,550)     (69,838)
-------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS                      28,971     (129,362)

NET ASSETS
-------------------------------------------------------------------------------
Beginning of period                                       571,436      700,798
-------------------------------------------------------------------------------
End of period                                            $600,407     $571,436
===============================================================================

Undistributed net investment income                        $1,637       $1,118
===============================================================================

See Notes to Financial Statements.

------
15

Notes to Financial Statements

OCTOBER 31, 2003 (Amounts In Thousands)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. Balanced Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act.
The fund's investment objective is to seek long-term capital growth and current income. The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue the Investor Class, the
Institutional Class and the Advisor Class. The share classes differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes are valued through a commercial pricing service. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the
Board of Directors.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

SECURITIES ON LOAN -- The fund may lend portfolio securities through its lending agent to certain approved borrowers in order to earn additional income. The fund continues to recognize any gain or loss in the market price of the securities loaned and records any interest earned or dividends declared.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment
Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction  be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

WHEN-ISSUED AND FORWARD COMMITMENTS -- The fund may engage in securities transactions on a when-issued or forward commitment basis. Under these arrangements, the securities' prices and yields are fixed on the date of the commitment, but payment and delivery are scheduled for a future date. During this period, securities are subject to market fluctuations. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code.
Accordingly, no provision has been made for federal or state income taxes.

                                                                    (continued)

------
16

Notes to Financial Statements

OCTOBER 31, 2003 (Amounts In Thousands)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee per class. The
Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered
"interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly in arrears based on each class's pro rata share of the fund's average daily closing net assets during the previous month. The effective annual management fee for the year ended October 31, 2003 was 0.90%, 0.70%, and 0.65%, for the Investor, Institutional and Advisor Classes, respectively.

The annual management fee schedule for each class of the fund is as follows:

--------------------------------------------------------------------------------
                                        INVESTOR     INSTITUTIONAL     ADVISOR
                                          CLASS          CLASS          CLASS
--------------------------------------------------------------------------------
FUND AVERAGE NET ASSETS
--------------------------------------------------------------------------------
First $1 billion                          0.90%          0.70%          0.65%
--------------------------------------------------------------------------------
Over $1 billion                           0.80%          0.60%          0.55%
--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a Master
Distribution and Shareholder Services Plan (the plan) for the Advisor Class, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the Advisor Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25% and an annual service fee equal to 0.25%. The fees are computed daily and paid monthly in arrears based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. The service fee provides compensation for shareholder and administrative services rendered by ACIS, its affiliates or independent third party providers. Fees incurred under the plan during the year ended October 31, 2003, are detailed in the
Statement of Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment manager, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services Corporation.

During the year ended October 31, 2003, the fund invested in a money market fund for temporary purposes, which was managed by J.P. Morgan Investment Management,
Inc. (JPMIM). JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co.
(JPM). JPM is an equity investor in ACC. The fund has a bank line of credit agreement with JPMorgan Chase Bank (JPMCB). The fund has a securities lending agreement with JPMCB. JPMCB is a wholly-owned subsidiary of JPM.

                                                                    (continued)

------
17

Notes to Financial Statements

OCTOBER 31, 2003 (Amounts In Thousands)

3. INVESTMENT TRANSACTIONS

Purchases of investment securities, excluding short-term investments, for the year ended October 31, 2003, totaled $745,499, of which $299,257 represented
U.S. Treasury and Agency obligations. Sales of investment securities, excluding short-term investments, for the year ended October 31, 2003, totaled $775,356, of which $299,547 represented U.S. Treasury and Agency obligations.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the fund were as follows:

--------------------------------------------------------------------------------
                                                          SHARES        AMOUNT
--------------------------------------------------------------------------------
INVESTOR CLASS
--------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2003

SHARES AUTHORIZED                                         150,000
================================================================================
Sold                                                        4,621       $63,845
------------------------------------------------
Issued in reinvestment of distributions                       721         9,881
------------------------------------------------
Redeemed                                                   (7,585)     (103,228)
--------------------------------------------------------------------------------
Net decrease                                               (2,243)     $(29,502)
================================================================================
YEAR ENDED OCTOBER 31, 2002

SHARES AUTHORIZED                                         150,000
================================================================================
Sold                                                        4,082       $57,307
------------------------------------------------
Issued in reinvestment of distributions                     1,078        14,862
------------------------------------------------
Redeemed                                                   (9,918)     (137,752)
--------------------------------------------------------------------------------
Net decrease                                               (4,758)     $(65,583)
================================================================================

INSTITUTIONAL CLASS
--------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2003

SHARES AUTHORIZED                                          15,000
================================================================================
Sold                                                           90        $1,192
------------------------------------------------
Issued in reinvestment of distributions                        19           263
------------------------------------------------
Redeemed                                                   (1,350)      (19,069)
--------------------------------------------------------------------------------
Net decrease                                               (1,241)     $(17,614)
================================================================================
YEAR ENDED OCTOBER 31, 2002

SHARES AUTHORIZED                                          15,000
================================================================================
Sold                                                          148        $2,063
------------------------------------------------
Issued in reinvestment of distributions                        35           488
------------------------------------------------
Redeemed                                                     (365)       (5,172)
--------------------------------------------------------------------------------
Net decrease                                                 (182)      $(2,621)
================================================================================

                                                                    (continued)

------
18

Notes to Financial Statements

OCTOBER 31, 2003 (Amounts In Thousands)

4. CAPITAL SHARE TRANSACTIONS (CONTINUED)

--------------------------------------------------------------------------------
                                                          SHARES        AMOUNT
--------------------------------------------------------------------------------
ADVISOR CLASS
--------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2003

SHARES AUTHORIZED                                          50,000
================================================================================
Sold                                                          420        $5,827
------------------------------------------------
Issued in reinvestment of distributions                        16           214
------------------------------------------------
Redeemed                                                     (330)       (4,475)
--------------------------------------------------------------------------------
Net increase                                                  106        $1,566
================================================================================
YEAR ENDED OCTOBER 31, 2002

SHARES AUTHORIZED                                          50,000
================================================================================
Sold                                                          345        $4,746
------------------------------------------------
Issued in reinvestment of distributions                        22           311
------------------------------------------------
Redeemed                                                     (479)       (6,691)
--------------------------------------------------------------------------------
Net decrease                                                 (112)      $(1,634)
================================================================================

5. SECURITIES LENDING

As of October 31, 2003, securities in the fund valued at $87,141 were on loan through the lending agent, JPMCB, to certain approved borrowers. JPMCB receives and maintains collateral in the form of cash, and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments. The total value of all collateral received, at this date, was
$88,455. The fund's risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due.
If the borrower defaults, receipt of the collateral by the fund may be delayed or limited.

6. BANK LINE OF CREDIT

The fund, along with certain other funds managed by ACIM, has a $620 million unsecured bank  line of credit agreement with JPMCB, which was renewed from $650 million effective December 17, 2002. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the year ended October 31, 2003.

                                                                    (continued)

------
19

Notes to Financial Statements

OCTOBER 31, 2003 (Amounts In Thousands)

7. FEDERAL TAX INFORMATION

The tax character of distributions paid during the years ended October 31, 2003 and October 31, 2002 were as follows:

--------------------------------------------------------------------------------
                                                            2003        2002
--------------------------------------------------------------------------------
DISTRIBUTIONS PAID FROM
--------------------------------------------------------------------------------
Ordinary income                                           $10,692      $16,145
--------------------------------------------------------------------------------
Long-term capital gains                                     --           --
--------------------------------------------------------------------------------

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of October 31, 2003, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

--------------------------------------------------------------------------------
COMPONENTS OF DISTRIBUTABLE EARNINGS AND TAX COST
--------------------------------------------------------------------------------
Federal tax cost of investments                                       $545,628
================================================================================
Gross tax appreciation of investments                                  $67,424
---------------------------------------------------------------
Gross tax depreciation of investments                                   (5,887)
--------------------------------------------------------------------------------
Net tax appreciation of investments                                    $61,537
================================================================================
Undistributed ordinary income                                           $1,637
---------------------------------------------------------------
Accumulated capital losses                                            $(61,051)
--------------------------------------------------------------------------------

The difference between book-basis and tax-basis cost and unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales and return of capital dividends.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers expire in 2009 through 2011.

8. OTHER TAX INFORMATION (UNAUDITED) ($ IN FULL)

The following information is provided pursuant to provisions of the Internal
Revenue Code.

The fund hereby designates $4,841,333 of qualified dividend income for the fiscal year ended October 31, 2003.

For corporate taxpayers, 19.77% of the ordinary income distributions paid by the fund during the fiscal year ended October 31, 2003, qualify for the corporate dividends received deduction.

------
20

Balanced - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31
----------------------------------------------------------------------------------------------
                                                                INVESTOR CLASS
----------------------------------------------------------------------------------------------
                                            2003       2002       2001       2000       1999
----------------------------------------------------------------------------------------------
PER-SHARE DATA
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period       $12.98     $14.28     $17.01     $18.95     $19.39
----------------------------------------------------------------------------------------------
Income From Investment Operations
------------------------------------------
  Net Investment Income(1)                   0.27       0.35       0.38       0.42       0.46
------------------------------------------
  Net Realized and Unrealized
  Gain (Loss)                                1.77      (1.30)     (2.10)      0.61       1.69
----------------------------------------------------------------------------------------------
  Total From Investment Operations           2.04      (0.95)     (1.72)      1.03       2.15
----------------------------------------------------------------------------------------------
Distributions
------------------------------------------
  From Net Investment Income                (0.25)     (0.35)     (0.40)     (0.43)     (0.47)
------------------------------------------
  From Net Realized Gains                     --         --       (0.61)     (2.54)     (2.12)
----------------------------------------------------------------------------------------------
  Total Distributions                       (0.25)     (0.35)     (1.01)     (2.97)     (2.59)
----------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $14.77     $12.98     $14.28     $17.01     $18.95
==============================================================================================
  TOTAL RETURN(2)                           15.92%     (6.80)%   (10.46)%     5.90%     12.03%

RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------
Ratio of Operating Expenses to
Average Net Assets                           0.90%      0.90%      0.90%      0.97%      1.00%
------------------------------------------
Ratio of Net Investment Income to
Average Net Assets                           1.96%      2.46%      2.46%      2.40%      2.44%
------------------------------------------
Portfolio Turnover Rate                       133%       108%       107%        85%       128%
------------------------------------------
Net Assets, End of Period (in millions)      $583        $541       $663       $835       $914
-----------------------------------------------------------------------------------------------
(1)  Computed using average shares outstanding throughout the period.

(2)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
21

Balanced - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)
--------------------------------------------------------------------------------------------
                                                              INSTITUTIONAL CLASS
--------------------------------------------------------------------------------------------
                                               2003        2002        2001       2000(1)
--------------------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period          $12.99      $14.28      $17.01      $17.34
--------------------------------------------------------------------------------------------
Income From Investment Operations
------------------------------------------
  Net Investment Income(2)                      0.41        0.37        0.41        0.23
------------------------------------------
  Net Realized and Unrealized
  Gain (Loss)                                   1.66       (1.29)      (2.10)      (0.34)
--------------------------------------------------------------------------------------------
  Total From Investment Operations              2.07       (0.92)      (1.69)      (0.11)
--------------------------------------------------------------------------------------------
Distributions
------------------------------------------
  From Net Investment Income                   (0.28)      (0.37)      (0.43)      (0.22)
------------------------------------------
  From Net Realized Gains                        --          --        (0.61)        --
--------------------------------------------------------------------------------------------
  Total Distributions                          (0.28)      (0.37)      (1.04)      (0.22)
--------------------------------------------------------------------------------------------
Net Asset Value, End of Period                $14.78      $12.99      $14.28      $17.01
============================================================================================
  TOTAL RETURN(3)                              16.13%      (6.54)%    (10.27)%     (0.63)%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                           0.70%       0.70%       0.70%      0.75%(4)
------------------------------------------
Ratio of Net Investment Income
to Average Net Assets                           2.16%       2.66%       2.66%      2.66%(4)
------------------------------------------
Portfolio Turnover Rate                          133%        108%        107%        85%(5)
------------------------------------------
Net Assets, End of Period (in thousands)        $155       $16,245     $20,474     $23,214
--------------------------------------------------------------------------------------------

(1)  May 1, 2000 (commencement of sale) through October 31, 2000.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4)  Annualized.

(5)  Portfolio turnover is calculated at the fund level. Percentage indicated
     was calculated for the year ended October 31, 2000.

See Notes to Financial Statements.

------
22

Balanced - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31
--------------------------------------------------------------------------------------------
                                                              ADVISOR CLASS
--------------------------------------------------------------------------------------------
                                             2003      2002      2001      2000      1999
--------------------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $12.97    $14.27    $17.00    $18.94    $19.38
--------------------------------------------------------------------------------------------
Income From Investment Operations
------------------------------------------
  Net Investment Income(1)                    0.22      0.31      0.34      0.37      0.41
------------------------------------------
  Net Realized and Unrealized
  Gain (Loss)                                 1.80     (1.30)    (2.10)     0.62      1.69
--------------------------------------------------------------------------------------------
  Total From Investment Operations            2.02     (0.99)    (1.76)     0.99      2.10
--------------------------------------------------------------------------------------------
Distributions
------------------------------------------
  From Net Investment Income                 (0.22)    (0.31)    (0.36)    (0.39)    (0.42)
------------------------------------------
  From Net Realized Gains                      --        --      (0.61)    (2.54)    (2.12)
--------------------------------------------------------------------------------------------
  Total Distributions                        (0.22)    (0.31)    (0.97)    (2.93)    (2.54)
--------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $14.77    $12.97    $14.27    $17.00    $18.94
============================================================================================
  TOTAL RETURN(2)                            15.74%    (7.04)%  (10.69)%    5.63%    11.74%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                         1.15%     1.15%     1.15%     1.22%     1.25%
------------------------------------------
Ratio of Net Investment Income
to Average Net Assets                         1.71%     2.21%     2.21%     2.15%     2.19%
------------------------------------------
Portfolio Turnover Rate                        133%      108%      107%       85%      128%
------------------------------------------
Net Assets, End of Period (in thousands)    $17,482   $13,985   $16,990   $17,046   $10,946
--------------------------------------------------------------------------------------------

(1)  Computed using average shares outstanding throughout the period.

(2)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
23

Independent Auditors' Report

The Board of Directors and Shareholders,
American Century Mutual Funds, Inc:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Balanced Fund, (the "Fund"), one of the funds comprising American Century Mutual Funds, Inc., as of October 31, 2003, and the
related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is  to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2003 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Balanced Fund as of
October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
December 5, 2003

------
24

Management

The individuals listed below serve as directors or officers of the fund. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is
75, although the remaining independent directors may temporarily waive this requirement on a case-by-case basis. Those listed as interested directors are
"interested" primarily by virtue of their engagement as officers of American
Century Companies, Inc. (ACC) or its wholly-owned subsidiaries, including the fund's investment advisor, American Century Investment Management, Inc. (ACIM);
the fund's principal underwriter, American Century Investment Services, Inc.
(ACIS); and the fund's transfer agent, American Century Services Corporation
(ACSC).

The other directors (more than two-thirds of the total number) are independent;
that is, they are not employees or officers of, and have no financial interest in, ACC or any of its wholly-owned subsidiaries, including ACIM, ACIS, and ACSC.

All persons named as officers of the fund also serve in similar capacities for other funds advised by ACIM. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

INDEPENDENT DIRECTORS

--------------------------------------------------------------------------------
THOMAS A. BROWN (63), 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 22

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Strategic Account Implementation
Manager, Applied Industrial Technologies, Inc., a corporation engaged in the sale of bearings and power transmission products

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 39

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
ROBERT W. DOERING, M.D. (71), 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director Emeritus(1)

LENGTH OF TIME SERVED (YEARS): 1

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly a general surgeon

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 39

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
ANDREA C. HALL, PH.D. (58), 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 5

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, Midwest
Research Institute

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 39

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Midwest Research Institute
--------------------------------------------------------------------------------

(1)  Dr. Robert Doering resigned as full-time director, effective November 5,
     2001, after serving in such capacity for 33 years. Dr. Doering continues to serve the board in an advisory capacity. His position as Director Emeritus is an advisory position and involves attendance at one board meeting per year to review prior year-end results for the funds. He receives all regular board communications, including monthly mailings, industry newsletters, email communications, and company information, but not quarterly board and committee materials relating to meetings that he does not attend. Dr. Doering is not a director or a member of the board and has no voting power relating to any matters relating to fund operations. He is not an interested person of the funds or ACIM. He receives an annual stipend of $2,500 for his services.

                                                                    (continued)

------
25

Management

INDEPENDENT DIRECTORS (CONTINUED)

--------------------------------------------------------------------------------
D.D. (DEL) HOCK (68), 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 6

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Chairman, Public
Service Company  of Colorado

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 39

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Allied Motion Technologies, Inc.
and J.D. Edwards  & Company
--------------------------------------------------------------------------------
DONALD H. PRATT (65), 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director, Vice Chairman of the Board

LENGTH OF TIME SERVED (YEARS): 7

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Western Investments,
Inc.; Chairman of the Board, Butler Manufacturing Company

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 39

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Butler Manufacturing Company;
Director, Atlas-Copco, North America Inc.
--------------------------------------------------------------------------------
GALE E. SAYERS (60), 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 2

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive Officer,
and Founder, Sayers Computer Source

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 39

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
M. JEANNINE STRANDJORD (57), 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 8

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President,
Finance--Global Markets Group, Sprint Corporation

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 39

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems, Inc.
--------------------------------------------------------------------------------
TIMOTHY S. WEBSTER (41), 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 1

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, American Italian Pasta Company

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 39

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

INTERESTED DIRECTORS

--------------------------------------------------------------------------------
JAMES E. STOWERS, JR. (79)(1), 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director, Chairman of the Board

LENGTH OF TIME SERVED (YEARS): 44

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Director, and controlling shareholder, ACC; Chairman, ACSC, and other ACC subsidiaries; Director, ACIM,
ACSC, and other ACC subsidiaries

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 39

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
JAMES E. STOWERS III (44)(1), 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 12

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Co-Chairman, ACC (September 2000 to
present);  Chief Executive Officer, ACC (June 1996 to September 2000); Director,
ACC, ACIM, ACSC, and other ACC subsidiaries

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 39

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
(1)  James E. Stowers, Jr. is the father of James E. Stowers III.    (continued)

------
26

Management

OFFICERS

--------------------------------------------------------------------------------
WILLIAM M. LYONS (48), 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: President

LENGTH OF TIME SERVED (YEARS): 2

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer, ACC and
other ACC subsidiaries (September 2000 to present); President, ACC (June 1997 to present); President, ACIM (September 2002 to present); President, ACIS (July
2003 to present); Chief Operating Officer, ACC (June 1996 to September 2000);
Also serves as: Executive Vice President, ACSC and other ACC subsidiaries
--------------------------------------------------------------------------------
ROBERT T. JACKSON (57), 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Executive Vice President

LENGTH OF TIME SERVED (YEARS): 2

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Administrative Officer, ACC
(August 1997 to present); Chief Financial Officer, ACC (May 1995 to present);
President, ACSC (January 1999 to present); Executive Vice President, ACC (May
1995 to present); Also serves as: Executive Vice President and Chief Financial
Officer, ACIM, ACIS, and other ACC subsidiaries
--------------------------------------------------------------------------------
MARYANNE ROEPKE, CPA (47), 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Senior Vice President, Treasurer, and Chief
Accounting Officer

LENGTH OF TIME SERVED (YEARS): 2

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President (April 1998
to present) and Assistant Treasurer (September 1985 to present), ACSC
--------------------------------------------------------------------------------
DAVID C. TUCKER (45), 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Senior Vice President and General Counsel

LENGTH OF TIME SERVED (YEARS): 4

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, ACIM, ACIS,
ACSC, and other ACC subsidiaries (June 1998 to present); General Counsel, ACC,
ACIM, ACIS, ACSC, and other ACC subsidiaries (June 1998 to present)
--------------------------------------------------------------------------------
ROBERT LEACH (37), 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Controller

LENGTH OF TIME SERVED (YEARS): 6

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACSC (February 2000
to present); Controller-Fund Accounting, ACSC (June 1997 to present)
--------------------------------------------------------------------------------
JON ZINDEL (36), 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Tax Officer

LENGTH OF TIME SERVED (YEARS): 5

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, Corporate Tax, ACSC
(April 1998 to present); Vice President, ACIM, ACIS, and other ACC subsidiaries
(April 1999 to present); President, American Century Employee Benefit Services,
Inc. (January 2000 to December 2000); Treasurer, American Century Employee
Benefit Services, Inc. (December 2000 to present); Treasurer, American Century
Ventures, Inc. (December 1999 to January 2001)
--------------------------------------------------------------------------------

The SAI has additional information about the fund's directors and is available without charge upon request by calling 1-800-345-2021.

------
27

Share Class Information

Three classes of shares are authorized for sale by Balanced: Investor Class,
Institutional Class, and Advisor Class. The total expense ratio of Advisor Class shares is higher than that of Investor Class shares. The total expense ratio of
Institutional Class shares is lower.

INVESTOR CLASS shares are available for purchase in two ways: 1) directly from
American Century without any commissions or other fees; or 2) through a broker-dealer, which may require payment of a transaction fee to the broker.

INSTITUTIONAL CLASS shares are available to large investors such as endowments, foundations, and retirement plans, and to financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million ($3 million for endowments and foundations) in an American Century fund or at least  $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of
Institutional Class shares is 0.20% less than the total expense ratio of
Investor Class shares.

ADVISOR CLASS shares are sold primarily through institutions such as investment advisors, banks, broker-dealers, insurance companies, and financial advisors.
Advisor Class shares are subject to a 0.50% annual Rule 12b-1 service and distribution fee. The total expense ratio of Advisor Class shares is 0.25%
higher than the total expense ratio of Investor Class shares.

All classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences.

------
28

Additional Information

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain 403(b),
457, and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's manager, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund.  A description of the policies and procedures the manager uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century's Web site at
www.americancentury.com  and on the Securities and Exchange Commission's Web
site at www.sec.gov.

------
29

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are  not investment products available for purchase.

The BLENDED INDEX is considered the benchmark for Balanced. It combines two widely known indices in proportion to the asset mix of the fund. Accordingly,
60% of the index is represented by the S&P 500 Index, which reflects the approximately 60% of the fund's assets invested in stocks. The remaining 40% of the index is represented by the Lehman Brothers U.S. Aggregate  Index, which reflects the roughly 40% of the fund's assets invested in fixed-income securities.

The LEHMAN BROTHERS U.S. AGGREGATE INDEX represents securities that are taxable, registered with the Securities and Exchange Commission, and U.S.
dollar-denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The S&P 500 INDEX is a market-value weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

------
30

Notes

------
31

Notes

------
32

[inside back cover - blank]

[back cover]

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AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT MANAGER:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

0312                                 American Century Investment Services, Inc.
SH-ANN-36524N                     (c)2003 American Century Services Corporation

[front cover]

October 31, 2003

American Century
Annual Report

[graphic of market line chart]
[graphic of starfish]
[graphic of side-by-side bridges]

New Opportunities

[american century logo and text logo (reg.sm)]

Our Message to You........................................................  1

NEW OPPORTUNITIES

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Portfolio Commentary reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American
Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

Our Message to You

[photo of James E. Stowers III and James E. Stowers, Jr.]

James E. Stowers III with James E. Stowers, Jr.

We are pleased to provide you with the annual report for the American Century
New Opportunities fund for the year ended October 31, 2003.

The report includes comparative performance figures, commentary, summary tables, a full list of portfolio holdings and financial statements and highlights. We hope you find this information helpful in monitoring your investment.

Many of you have called or written to express your concern about allegations of wrongdoing by other mutual fund investment management firms. We share your concern--fund companies must put investors first and do everything possible to maintain investor trust. Through the Investment Company Institute, the mutual fund trade association, American Century has advocated industry-wide proposals that strengthen protections for fund investors. We believe that decisive action is needed to show that we are committed, as an industry, to the interests of the 95 million investors we serve.

As information about alleged trading abuses in the mutual fund industry has come to light, we have posted messages and commentary about these issues on
www.americancentury.com. Beyond what's currently in the headlines, American
Century has been a champion of many important investor and industry issues, which are outlined in a document titled Putting Investors First. We invite you to visit our Web site and read about how our values have influenced these positions.

As always, we deeply appreciate your investment with American Century.

Sincerely,

    /s/James E. Stowers, Jr.

    James E. Stowers, Jr.
    Founder and Chairman

    /s/James E. Stowers III

    James E. Stowers III
    Co-Chairman of the Board

------
1

New Opportunities - Performance

TOTAL RETURNS AS OF OCTOBER 31, 2003
                                           ----------------------
                                           AVERAGE ANNUAL RETURNS
-------------------------------------------------------------------------------
                                                         SINCE      INCEPTION
                                 1 YEAR     5 YEARS    INCEPTION       DATE
-------------------------------------------------------------------------------
NEW OPPORTUNITIES                                                    12/26/96
  Before redemption fee          26.18%     11.37%       7.44%
  Net of redemption fee(1)       23.66%     11.37%       7.44%
-------------------------------------------------------------------------------
RUSSELL 2000 GROWTH INDEX        46.56%      3.41%       2.07%(2)        --
-------------------------------------------------------------------------------

(1)  Returns reflect  deduction of a 2% redemption fee,  incurred if shares were redeemed within the first five years after purchase.

(2)  Since  12/31/96,  the date nearest the fund's  inception for which data are available.

GROWTH OF $10,000 OVER LIFE OF FUND

$10,000 investment made December 26, 1996

ONE-YEAR RETURNS OVER LIFE OF FUND

Periods ended October 31
-------------------------------------------------------------------------------------
                            1997*    1998     1999    2000     2001     2002    2003
-------------------------------------------------------------------------------------
New Opportunities           6.20%  -10.17%   92.03%  83.28%  -53.81%  -16.46%  26.18%
-------------------------------------------------------------------------------------
Russell 2000 Growth Index  15.64%  -15.86%   29.28%  16.16%  -31.50%  -21.57%  46.56%
-------------------------------------------------------------------------------------

* From 12/26/96, the fund's inception date. Index data from 12/31/96, the date nearest the fund's inception for which data are available. Not annualized.

The charts on the performance page give historical return data for the fund.
Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. Past performance does not guarantee future results. None of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

------
2

New Opportunities - Portfolio Commentary

[photo of John Seitzer and Harold Bradley]

A portfolio commentary from John Seitzer, portfolio manager, and Harold
Bradley, chief investment officer and portfolio manager, on the New
Opportunities investment team.

For the year ended October 31, 2003, New Opportunities gained 26.18%, underperforming its benchmark, the Russell 2000 Growth Index, which returned
46.56%. The S&P 500 Index, representing the broader market, rose 20.80%. For the five years as of October 31, 2003, the fund had posted annualized returns of 11.37%, outpacing the 3.41% return of its benchmark and the 0.53% advance of the S&P 500.

RECOVERY GAINS MOMENTUM

The past twelve months were rewarding ones for stock investors. Early on, equities struggled and eventually fell to a new low on March 11. However, as the period progressed, the resolution of major military conflict in Iraq provided a sense of relief, while liquidity growth, monetary and fiscal policies, and improving earnings reports in the summer bolstered bullish sentiment.

Encouraged by apparent improvement in economic and business outlooks, investors registered their conviction with buying that, despite occasional profit taking, had given the major indices double-digit gains.

BROAD-MARKET RALLY

Technology companies led the market during the period as anticipation of a post-war economic recovery renewed hopes for increased capital spending. Our technology stake contributed the most to performance in the last half of the year, though we were underrepresented in this advancing sector when the market rallied in March, costing us performance against our benchmark.

Nevertheless, exposure to electrical equipment companies, the portfolio's strongest performers in the technology arena, yielded one of the period's top-contributing stocks, NAM TAI Electronics, which makes components used in
LCD displays for cell phones and flat panel monitors. Investments in the semiconductor industry also were rewarding. One success from that group was
SanDisk Corp., which manufactures memory cards for digital cameras.

TOP TEN HOLDINGS
AS OF OCTOBER 31, 2003
-----------------------------------------------------------------------------
                                        % OF FUND             % OF FUND
                                       INVESTMENTS           INVESTMENTS
                                          AS OF                 AS OF
                                        10/31/03               4/30/03
-----------------------------------------------------------------------------
NAM TAI Electronics Inc.                  2.8%                   --
-----------------------------------------------------------------------------
Empresa Brasileira
de Aeronautica SA ADR                     2.0%                   --
-----------------------------------------------------------------------------
Knight Trading Group, Inc.                1.9%                   --
-----------------------------------------------------------------------------
Barr Laboratories, Inc.                   1.9%                   --
-----------------------------------------------------------------------------
Frontier Airlines, Inc.                   1.9%                   --
-----------------------------------------------------------------------------
Engineered Support
Systems                                   1.8%                   --
-----------------------------------------------------------------------------
Investors Financial
Services Corporation                      1.8%                   --
-----------------------------------------------------------------------------
JDA Software Group Inc.                   1.8%                   --
-----------------------------------------------------------------------------
Continental Airlines Inc.                 1.7%                   --
-----------------------------------------------------------------------------
Navigant Consulting Inc.                  1.7%                   --
-----------------------------------------------------------------------------

                                                                    (continued)

------
3

New Opportunities - Portfolio Commentary

One exception to the strong finish of the portfolio's technology position was
@Road Inc., New Opportunities' sole Internet holding and a detractor for the period that was eventually sold.

Our stake in the transportation sector added value and produced another top stock, Frontier Airlines, a low-cost, regional carrier that announced during the period that it had reversed losses to post a profit.

DISAPPOINTMENTS AMID STRENGTH

The health care sector--on average the portfolio's largest weighting--was another bright spot overall, particularly during the last six months of the period. Drug companies delivered ample contribution to performance, as did medical products firms, and Fisher Scientific International, a laboratory supply company, was one of the year's top-contributing stocks.

While medical service providers contributed during the latter half of  the year, it was not enough to mitigate first-half underperformance in this industry. Two setbacks were LifePoint Hospitals and Accredo Health, which provides delivery of specialty drugs. We sold both when they were no longer attractive according to our investment discipline of seeking companies with accelerating earnings.

Investments in financial, consumer services, industrials, commercial services and consumer cyclicals sectors delivered ample contribution. Consumer cyclicals contributed to better second-half performance to help overcome lackluster results from select industries in this group earlier in the year, and specialty retailer CSK Auto Corp., a detractor in the past, was among the top contributors this time. Still, other holdings fell short. One disappointment from the construction industry was Quanta, which provides outsourcing services--design, repair and maintenance of infrastructure--for the utilities, telecom and cable industries.

THE ROAD AHEAD

After a few rough years, signs are pointing to an improving economy.  We will continue to seek companies demonstrating the earnings acceleration that we believe offers our investors the potential for reward over time.

TOP FIVE INDUSTRIES  AS OF OCTOBER 31, 2003
--------------------------------------------------------------------------------
                                        % OF FUND             % OF FUND
                                       INVESTMENTS           INVESTMENTS
                                          AS OF                 AS OF
                                        10/31/03               4/30/03
--------------------------------------------------------------------------------
Defense/Aerospace                        10.0%                  3.7%
--------------------------------------------------------------------------------
Electrical Equipment                      9.5%                  2.4%
--------------------------------------------------------------------------------
Medical Products
& Supplies                                7.7%                 12.5%
--------------------------------------------------------------------------------
Information Services                      7.7%                  5.5%
--------------------------------------------------------------------------------
Semiconductor                             6.5%                   --
--------------------------------------------------------------------------------

TYPES OF INVESTMENTS IN PORTFOLIO
--------------------------------------------------------------------------------
                                         AS OF                 AS OF
                                       10/31/03               4/30/03
--------------------------------------------------------------------------------
U.S. Common Stocks                       90.2%                 74.8%
--------------------------------------------------------------------------------
Foreign Common Stocks                     5.2%                  9.6%
--------------------------------------------------------------------------------
Foreign Preferred Stocks                  2.0%                    --
--------------------------------------------------------------------------------
TOTAL EQUITY EXPOSURE                    97.4%                 84.4%
--------------------------------------------------------------------------------
Fixed Income Exposure                       --                  4.8%
--------------------------------------------------------------------------------
Temporary Cash
Investments                               2.6%                 10.8%
--------------------------------------------------------------------------------

------
4

New Opportunities -
Schedule of Investments

OCTOBER 31, 2003

Shares                        ($ In Thousands)                       Value
-------------------------------------------------------------------------------

COMMON STOCKS -- 95.4%

AIRLINES -- 4.5%
-------------------------------------------------------------------------------
       285,425    Continental Airlines Inc.(1)                      $    5,452
-------------------------------------------------------------------------------
       368,356    Frontier Airlines, Inc.(1)                             5,919
-------------------------------------------------------------------------------
       279,507    Mesa Air Group, Inc.(1)                                3,010
-------------------------------------------------------------------------------
                                                                        14,381
-------------------------------------------------------------------------------
ALCOHOL -- 1.1%
-------------------------------------------------------------------------------
        98,169    Robert Mondavi Corp. Cl A(1)                           3,441
-------------------------------------------------------------------------------
BANKS -- 4.1%
-------------------------------------------------------------------------------
       150,026    Boston Private Financial
                  Holdings Inc.                                          3,821
-------------------------------------------------------------------------------
        55,767    City National Corp.                                    3,358
-------------------------------------------------------------------------------
        77,822    East West BanCorp, Inc.                                3,820
-------------------------------------------------------------------------------
        47,500    PrivateBancorp, Inc.                                   1,924
-------------------------------------------------------------------------------
                                                                        12,923
-------------------------------------------------------------------------------
BIOTECHNOLOGY - 0.6%
-------------------------------------------------------------------------------
       334,313    Inkine Pharmaceutical Co.(1)                           1,789
-------------------------------------------------------------------------------
COMPUTER HARDWARE &
BUSINESS MACHINES -- 4.7%
-------------------------------------------------------------------------------
        87,301    Avocent Corp.(1)                                       3,300
-------------------------------------------------------------------------------
       335,988    Cray, Inc.(1)                                          4,375
-------------------------------------------------------------------------------
       133,301    Electronics for Imaging, Inc.(1)                       3,612
-------------------------------------------------------------------------------
       131,222    Global Imaging Systems, Inc.(1)                        3,812
-------------------------------------------------------------------------------
                                                                        15,099
-------------------------------------------------------------------------------
COMPUTER SOFTWARE -- 4.4%
-------------------------------------------------------------------------------
        87,540    Cerner Corporation(1)                                  3,709
-------------------------------------------------------------------------------
        73,822    Intervideo Inc.(1)                                     1,254
-------------------------------------------------------------------------------
       260,127    JDA Software Group Inc.(1)                             5,569
-------------------------------------------------------------------------------
       403,331    Lawson Software Inc.(1)                                3,364
-------------------------------------------------------------------------------
                                                                        13,896
-------------------------------------------------------------------------------
CONSTRUCTION & REAL PROPERTY -- 2.9%
-------------------------------------------------------------------------------
       560,655    Champion Enterprises Inc.(1)                           3,980
-------------------------------------------------------------------------------
       137,727    Chicago Bridge & Iron Company
                  New York Shares                                        3,753
-------------------------------------------------------------------------------
        33,868    Standard-Pacific Corporation                           1,621
-------------------------------------------------------------------------------
                                                                         9,354
-------------------------------------------------------------------------------
DEFENSE/AEROSPACE -- 8.0%
-------------------------------------------------------------------------------
       171,062    Applied Signal Technology Inc.                         3,541
-------------------------------------------------------------------------------
       440,634    Bombardier Inc. Cl B ORD                               1,978
-------------------------------------------------------------------------------
       584,513    DHB Industries, Inc.(1)                                3,478
-------------------------------------------------------------------------------
       195,695    EDO Corp.                                              4,364
-------------------------------------------------------------------------------
        86,265    Engineered Support Systems                             5,832
-------------------------------------------------------------------------------
       101,012    Flir Systems Inc.(1)                                   3,158
-------------------------------------------------------------------------------
        72,304    Moog Inc.(1)                                           3,066
-------------------------------------------------------------------------------
                                                                        25,417
-------------------------------------------------------------------------------

Shares                        ($ In Thousands)                          Value
-------------------------------------------------------------------------------

DRUGS -- 3.4%
-------------------------------------------------------------------------------
        77,333    Barr Laboratories, Inc.(1)                        $    5,936
-------------------------------------------------------------------------------
        69,598    Pharmaceutical Resources Inc.(1)                       5,031
-------------------------------------------------------------------------------
                                                                        10,967
-------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 9.5%
-------------------------------------------------------------------------------
        66,484    Advanced Fibre Communication(1)                        1,600
-------------------------------------------------------------------------------
       228,574    Andrew Corporation(1)                                  2,990
-------------------------------------------------------------------------------
        31,081    Applied Films Corporation(1)                             974
-------------------------------------------------------------------------------
       494,243    Harmonic Inc.(1)                                       3,836
-------------------------------------------------------------------------------
       131,581    Inter-Tel, Inc.                                        3,316
-------------------------------------------------------------------------------
        95,542    Mechanical Technology Inc.(1)                            624
-------------------------------------------------------------------------------
       250,440    NAM TAI Electronics Inc.                               9,044
-------------------------------------------------------------------------------
       114,400    Plantronics, Inc.(1)                                   3,181
-------------------------------------------------------------------------------
        31,701    Taser International Inc.(1)                            1,990
-------------------------------------------------------------------------------
        96,608    Ultratech, Inc.(1)                                     3,015
-------------------------------------------------------------------------------
                                                                        30,570
-------------------------------------------------------------------------------
ENTERTAINMENT -- 1.2%
-------------------------------------------------------------------------------
       151,099    4Kids Entertainment Inc.(1)                            3,694
-------------------------------------------------------------------------------
FINANCIAL SERVICES -- 4.2%
-------------------------------------------------------------------------------
       152,519    CapitalSource Inc.(1)                                  3,317
-------------------------------------------------------------------------------
       161,623    Investors Financial
                  Services Corporation                                   5,711
-------------------------------------------------------------------------------
       176,317    NCO Group, Inc.(1)                                     4,196
-------------------------------------------------------------------------------
                                                                        13,224
-------------------------------------------------------------------------------
HEAVY MACHINERY -- 0.5%
-------------------------------------------------------------------------------
       148,678    ATS Automation Tooling
                  Systems, Inc. ORD(1)                                   1,601
-------------------------------------------------------------------------------
HOME PRODUCTS -- 2.2%
-------------------------------------------------------------------------------
       174,116    Elizabeth Arden Inc.(1)                                3,482
-------------------------------------------------------------------------------
        84,208    Jarden Corp.(1)                                        3,477
-------------------------------------------------------------------------------
                                                                         6,959
-------------------------------------------------------------------------------
HOTELS -- 1.2%
-------------------------------------------------------------------------------
       629,056    La Quinta Corporation(1)                               3,881
-------------------------------------------------------------------------------
INDUSTRIAL PARTS -- 2.1%
-------------------------------------------------------------------------------
        37,048    Simpson Manufacturing
                  Company Inc.(1)                                        1,658
-------------------------------------------------------------------------------
       146,713    Stanley Works (The)                                    4,891
-------------------------------------------------------------------------------
                                                                         6,549
-------------------------------------------------------------------------------
INFORMATION SERVICES -- 7.7%
-------------------------------------------------------------------------------
       122,961    Anteon International Corporation(1)                    4,198
-------------------------------------------------------------------------------
       258,929    Euronet Worldwide Inc.(1)                              3,685
-------------------------------------------------------------------------------
       248,463    Jack Henry & Associates Inc.                           4,964
-------------------------------------------------------------------------------
       129,580    Mantech International
                  Corporation Cl A(1)                                    3,170
-------------------------------------------------------------------------------
       320,945    Navigant Consulting Inc.(1)                            5,272
-------------------------------------------------------------------------------
       144,192    Symyx Technologies(1)                                  3,050
-------------------------------------------------------------------------------
                                                                        24,339
-------------------------------------------------------------------------------

See Notes to Financial Statements.                                (continued)

------
5

New Opportunities -
Schedule of Investments

OCTOBER 31, 2003

Shares                        ($ In Thousands)                       Value
-------------------------------------------------------------------------------

LEISURE -- 1.0%
-------------------------------------------------------------------------------
       160,095    Isle of Capri Casinos Inc.(1)                      $   3,338
-------------------------------------------------------------------------------
LIFE & HEALTH INSURANCE -- 0.8%
-------------------------------------------------------------------------------
        65,705    Reinsurance Group of America                           2,625
-------------------------------------------------------------------------------
MEDICAL PRODUCTS & SUPPLIES -- 7.7%
-------------------------------------------------------------------------------
        33,563    Beckman Coulter Inc.                                   1,666
-------------------------------------------------------------------------------
       114,200    Cooper Companies, Inc. (The)                           4,963
-------------------------------------------------------------------------------
        81,128    Fisher Scientific International(1)                     3,265
-------------------------------------------------------------------------------
       137,552    Haemonetics Corporation(1)                             3,172
-------------------------------------------------------------------------------
       102,438    ICU Medical, Inc.(1)                                   3,461
-------------------------------------------------------------------------------
       107,535    Invacare Corporation                                   4,412
-------------------------------------------------------------------------------
        54,303    Invitrogen Corp.(1)                                    3,453
-------------------------------------------------------------------------------
                                                                        24,392
-------------------------------------------------------------------------------
MEDICAL PROVIDERS & SERVICES -- 4.0%
-------------------------------------------------------------------------------
       132,105    Community Health Systems Inc.(1)                       3,173
-------------------------------------------------------------------------------
       155,104    Health Management
                  Associates, Inc. Cl A                                  3,436
-------------------------------------------------------------------------------
        74,734    Omnicare, Inc.                                         2,865
-------------------------------------------------------------------------------
       107,364    SFBC International, Inc.(1)                            3,160
-------------------------------------------------------------------------------
                                                                        12,634
-------------------------------------------------------------------------------
MINING & METALS -- 1.5%
-------------------------------------------------------------------------------
       127,434    Arch Coal Inc.                                         3,122
-------------------------------------------------------------------------------
       272,798    KFX Inc.(1)                                            1,634
-------------------------------------------------------------------------------
                                                                         4,756
-------------------------------------------------------------------------------
MOTOR VEHICLES & PARTS -- 2.5%
-------------------------------------------------------------------------------
       217,437    Fleetwood Enterprises Inc.(1)                          2,192
-------------------------------------------------------------------------------
        28,136    Lear Corporation(1)                                    1,634
-------------------------------------------------------------------------------
       243,874    LKQ Corporation(1)                                     4,219
-------------------------------------------------------------------------------
                                                                         8,045
-------------------------------------------------------------------------------
OIL SERVICES -- 1.3%
-------------------------------------------------------------------------------
       181,233    Universal Compression
                  Holdings Inc.(1)                                       3,985
-------------------------------------------------------------------------------
PROPERTY AND CASUALTY INSURANCE -- 0.6%
-------------------------------------------------------------------------------
        60,102    Direct General Corp.(1)                                1,802
-------------------------------------------------------------------------------
SECURITIES & ASSET MANAGEMENT -- 1.9%
-------------------------------------------------------------------------------
       441,431    Knight Trading Group, Inc.(1)                          6,109
-------------------------------------------------------------------------------

Shares                        ($ In Thousands)                         Value
-------------------------------------------------------------------------------

SEMICONDUCTOR -- 6.5%
-------------------------------------------------------------------------------
       156,768    AMIS Holdings Inc.(1)                              $   3,159
-------------------------------------------------------------------------------
        95,700    International Rectifier Corp.(1)                       4,568
-------------------------------------------------------------------------------
        88,320    Microsemi Corporation(1)                               1,828
-------------------------------------------------------------------------------
        65,296    SanDisk Corp.(1)                                       5,263
-------------------------------------------------------------------------------
        50,807    Sigmatel Inc.(1)                                       1,290
-------------------------------------------------------------------------------
       157,120    Standard Microsystems Corporation(1)                   4,714
-------------------------------------------------------------------------------
                                                                        20,822
-------------------------------------------------------------------------------
SPECIALTY STORES -- 5.3%
-------------------------------------------------------------------------------
       171,063    Barnes & Noble Inc.(1)                                 5,097
-------------------------------------------------------------------------------
       169,512    Big 5 Sporting Goods Corp.(1)                          3,165
-------------------------------------------------------------------------------
       225,700    CSK Auto Corp.(1)                                      3,871
-------------------------------------------------------------------------------
       182,531    GameStop Corporation Cl A(1)                           3,070
-------------------------------------------------------------------------------
        50,231    Tuesday Morning Corporation(1)                         1,602
-------------------------------------------------------------------------------
                                                                        16,805
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $251,581)                                                        303,397
-------------------------------------------------------------------------------

PREFERRED STOCKS -- 2.0%

DEFENSE/AEROSPACE -- 2.0%
-------------------------------------------------------------------------------
       245,675   Empresa Brasileira
                 de Aeronautica SA ADR
(Cost $4,244)                                                            6,375
-------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS -- 2.6%

Repurchase Agreement, Merrill Lynch
& Co., Inc., (U.S. Treasury obligations),
in a joint trading account at 0.98%,
dated 10/31/03, due 11/3/03
(Delivery value $8,301)
(Cost $8,300)                                                            8,300
-------------------------------------------------------------------------------
TOTAL INVESTMENT SECURITIES -- 100.0%
(Cost $264,125)                                                       $318,072
===============================================================================

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt
ORD = Foreign Ordinary Share

(1) Non-income producing.

See Notes to Financial Statements.

------
6

Statement of Assets and Liabilities

OCTOBER 31, 2003
(Amounts In Thousands Except Per-Share Amounts)

ASSETS

Investment securities,
at value (cost of $264,125)                                          $318,072
------------------------------------------------------------------------------
Cash                                                                       75
------------------------------------------------------------------------------
Receivable for investments sold                                        17,114
------------------------------------------------------------------------------
Dividends and interest receivable                                          72
------------------------------------------------------------------------------
                                                                      335,333
------------------------------------------------------------------------------
LIABILITIES
------------------------------------------------------------------------------
Payable for investments purchased                                      16,711
------------------------------------------------------------------------------
Accrued management fees                                                   396
------------------------------------------------------------------------------
                                                                       17,107
------------------------------------------------------------------------------
NET ASSETS                                                           $318,226
==============================================================================
CAPITAL SHARES, $0.01 PAR VALUE
Authorized                                                            300,000
==============================================================================
Outstanding                                                            62,869
==============================================================================
NET ASSET VALUE PER SHARE                                               $5.06
==============================================================================
NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus)                             $ 477,518
------------------------------------------------------------------------------
Accumulated net realized loss on investment
and foreign currency transactions                                    (213,239)
------------------------------------------------------------------------------
Net unrealized appreciation on investments
and translation of assets and
liabilities in foreign currencies                                      53,947
------------------------------------------------------------------------------
                                                                    $ 318,226
==============================================================================

See Notes to Financial Statements.

------
7

Statement of Operations

YEAR ENDED OCTOBER 31, 2003
(Amounts In Thousands)

INVESTMENT LOSS
INCOME:
--------------------------------------------------------------------------------
Dividends (net of foreign taxes withheld of $18)                     $  1,275
--------------------------------------------------------------------------------
Interest                                                                  213
--------------------------------------------------------------------------------
                                                                        1,488
--------------------------------------------------------------------------------

EXPENSES:
--------------------------------------------------------------------------------
Management fees                                                         4,300
--------------------------------------------------------------------------------
Directors' fees and expenses                                                4
--------------------------------------------------------------------------------
Other expenses                                                              4
--------------------------------------------------------------------------------
                                                                        4,308
--------------------------------------------------------------------------------

NET INVESTMENT LOSS                                                    (2,820)
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
Net realized gain on investments and
foreign currency transactions                                          18,192
--------------------------------------------------------------------------------
Change in net unrealized appreciation on
investments and translation of assets and
liabilities in foreign currencies                                      52,934
--------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN                                       71,126
--------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $68,306
================================================================================

See Notes to Financial Statements.

------
8

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2003 AND OCTOBER 31, 2002
(Amounts In Thousands)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                            2003        2002
OPERATIONS
Net investment loss                                       $ (2,820)   $ (3,765)
-----------------------------------------------
Net realized gain (loss)                                    18,192     (37,753)
-----------------------------------------------
Change in net unrealized appreciation                       52,934     (18,757)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                                   68,306     (60,275)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold                                   11,765      22,629
-----------------------------------------------
Payments for shares redeemed                               (59,025)    (45,915)
--------------------------------------------------------------------------------
Net decrease in net assets from capital
share transactions                                         (47,260)    (23,286)
--------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS                       21,046     (83,561)

NET ASSETS
Beginning of period                                        297,180     380,741
--------------------------------------------------------------------------------
End of period                                             $318,226    $297,180
================================================================================
TRANSACTIONS IN SHARES OF THE FUND
Sold                                                         2,743       4,560
-----------------------------------------------
Redeemed                                                   (13,977)     (9,796)
--------------------------------------------------------------------------------
Net decrease in shares of the fund                         (11,234)     (5,236)
================================================================================

See Notes to Financial Statements.

------
9

Notes to Financial Statements

OCTOBER 31, 2003 (Amounts In Thousands)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. New Opportunities Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the
1940 Act. The fund's investment objective is to seek long-term capital growth.
The fund pursues its objective by investing primarily in common stocks of smaller-sized companies that are considered by management to have better-than-average prospects for appreciation. The following is a summary of the fund's significant accounting policies.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes are valued through a commercial pricing service. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the
Board of Directors.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of  discounts and amortization of premiums.

FUTURES CONTRACTS -- The fund may enter into futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The fund may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions  that the fund's investment manager, American Century Investment
Management, Inc. (ACIM), has determined are creditworthy pursuant to  criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value,

                                                                    (continued)

------
10

Notes to Financial Statements

OCTOBER 31, 2003 (Amounts In Thousands)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net  realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code.
Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

USE OF ESTIMATES -- The financial statements  are prepared in conformity with accounting  principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered
"interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly in arrears based on the fund's average daily closing net assets during the previous month. The annual management fee is 1.50%.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or  directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the corporation's investment manager, ACIM, the distributor of the corporation, American Century
Investment Services, Inc., and the corporation's transfer agent, American
Century Services Corporation.

During the year ended October 31, 2003, the fund invested in a money market fund for temporary purposes, which was managed by J.P. Morgan Investment Management,
Inc. (JPMIM). JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co.
(JPM). JPM is an equity investor in ACC. The fund has a bank line of credit agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a wholly owned subsidiary of JPM.

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2003, were $584,634 and $621,018, respectively.

4. BANK LINE OF CREDIT

The fund, along with certain other funds managed by ACIM, has a $620 million unsecured bank line of credit agreement with JPMCB, which was renewed from $650 million effective December 17, 2002. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the year ended October 31, 2003.

(continued)

------
11

Notes to Financial Statements

OCTOBER 31, 2003 (Amounts In Thousands)

5. FEDERAL TAX INFORMATION

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

There were no distributions paid by the fund during the years ended October 31,
2003 and October 31, 2002.

As of October 31, 2003, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

--------------------------------------------------------------------------------
COMPONENTS OF DISTRIBUTABLE EARNINGS AND TAX COST
--------------------------------------------------------------------------------
Federal tax cost of investments                                       $264,125
================================================================================
Gross tax appreciation of investments                                  $55,553
-------------------------------------------------------------
Gross tax depreciation of investments                                   (1,606)
--------------------------------------------------------------------------------
Net tax appreciation of investments                                    $53,947
================================================================================
Accumulated capital losses                                           $(213,239)
--------------------------------------------------------------------------------

The cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.

The accumulated capital losses listed above  represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers expire in 2009 through 2010.

------
12

New Opportunities - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31
--------------------------------------------------------------------------------------------------
                                             2003        2002       2001        2000       1999
--------------------------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $4.01       $4.80      $15.35      $9.16       $4.77
--------------------------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------------
  Net Investment Loss                       (0.04)      (0.05)     (0.05)      (0.19)     (0.08)
-----------------------------------------
  Net Realized and Unrealized Gain (Loss)    1.09       (0.74)     (6.85)       7.52       4.47
--------------------------------------------------------------------------------------------------
  Total From Investment Operations           1.05       (0.79)     (6.90)       7.33       4.39
--------------------------------------------------------------------------------------------------
Distributions
-----------------------------------------
  From Net Realized Gains                     --          --       (3.65)      (1.14)       --
--------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $5.06       $4.01      $4.80       $15.35      $9.16
==================================================================================================
  TOTAL RETURN(1)                           26.18%     (16.46)%   (53.81)%     83.28%      92.03%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                       1.50%       1.50%      1.50%       1.50%      1.50%
-----------------------------------------
Ratio of Net Investment Loss
to Average Net Assets                      (0.98)%     (1.02)%    (0.72)%     (1.28)%    (1.29)%
-----------------------------------------
Portfolio Turnover Rate                     217%        175%       189%        112%       156%
-----------------------------------------
Net Assets, End of Period
(in thousands)                            $318,226    $297,180   $380,741    $873,376   $400,962
--------------------------------------------------------------------------------------------------

(1) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect redemption fees.

See Notes to Financial Statements.

------
13

Independent Auditors' Report

The Board of Directors and Shareholders,  American Century Mutual Funds, Inc:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of New Opportunities Fund, (the "Fund"), one of the
funds comprising American Century Mutual Funds, Inc., as of October 31, 2003,
and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in  the financial statements. Our procedures included confirmation of securities owned at October 31, 2003 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of New Opportunities
Fund as of October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
December 5, 2003

------
14

Management

The individuals listed below serve as directors or officers of the fund. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is
75, although the remaining independent directors may temporarily waive this requirement on a case-by-case basis. Those listed as interested directors are
"interested" primarily by virtue of their engagement as officers of American
Century Companies, Inc. (ACC) or its wholly-owned subsidiaries, including the fund's investment advisor, American Century Investment Management, Inc. (ACIM);
the fund's principal underwriter, American Century Investment Services, Inc.
(ACIS); and the fund's transfer agent, American Century  Services Corporation
(ACSC).

The other directors (more than two-thirds of the total number) are independent;
that is, they are not employees or officers of, and have no financial interest in, ACC or any of its wholly-owned subsidiaries, including ACIM, ACIS, and ACSC

All persons named as officers of the fund also serve in similar capacities for other funds advised by ACIM. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

INDEPENDENT DIRECTORS
--------------------------------------------------------------------------------
THOMAS A. BROWN (63), 4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 22
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Strategic Account Implementation
Manager, Applied Industrial Technologies, Inc., a corporation engaged in the sale of bearings and power transmission products
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 39
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
ROBERT W. DOERING, M.D. (71), 4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director Emeritus(1)
LENGTH OF TIME SERVED (YEARS): 1
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly a general surgeon
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 39
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
ANDREA C. HALL, PH.D. (58), 4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 5
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, Midwest
Research Institute
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 39
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Midwest Research Institute
--------------------------------------------------------------------------------

(1) Dr. Robert Doering resigned as full-time director, effective November 5,
    2001, after serving in such capacity for 33 years. Dr. Doering continues to serve the board in an advisory capacity. His position as Director
    Emeritus is an advisory position and involves attendance at one board meeting per year to review prior year-end results for the funds. He receives all regular board communications, including monthly mailings, industry newsletters, email communications, and company information, but not quarterly board and committee materials relating to meetings that he does not attend. Dr. Doering is not a director or a member of the board and has no voting power relating to any matters relating to fund operations. He is not an interested person of the funds or ACIM. He receives an annual stipend of $2,500 for his services.

                                                                  (continued)

------
15

Management

INDEPENDENT DIRECTORS (CONTINUED)
--------------------------------------------------------------------------------
D.D. (DEL) HOCK (68), 4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 6
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Chairman, Public
Service Company  of Colorado
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 39
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Allied Motion Technologies, Inc.
and J.D. Edwards  & Company
--------------------------------------------------------------------------------
DONALD H. PRATT (65), 4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director, Vice Chairman of the Board
LENGTH OF TIME SERVED (YEARS): 7
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Western Investments,
Inc.; Chairman of the Board, Butler Manufacturing Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 39
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Butler Manufacturing Company;
Director,
Atlas-Copco, North America Inc.
--------------------------------------------------------------------------------
GALE E. SAYERS (60), 4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 2
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive Officer,
and Founder, Sayers Computer Source
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 39
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
M. JEANNINE STRANDJORD (57), 4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 8
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President,
Finance--Global Markets Group, Sprint Corporation
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 39
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems, Inc.
--------------------------------------------------------------------------------
TIMOTHY S. WEBSTER (41), 4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 1
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, American Italian Pasta Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 39
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
INTERESTED DIRECTORS
--------------------------------------------------------------------------------
JAMES E. STOWERS, JR. (79)(1), 4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director, Chairman of the Board
LENGTH OF TIME SERVED (YEARS): 44
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Director, and controlling shareholder, ACC; Chairman, ACSC and other ACC subsidiaries; Director, ACIM,
ACSC, and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 39
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
JAMES E. STOWERS III (44)(1), 4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 12
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Co-Chairman, ACC (September 2000 to
present); Chief Executive Officer, ACC (June 1996 to September 2000); Director,
ACC, ACIM, ACSC, and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 39
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

(1) James E. Stowers, Jr. is the father of James E. Stowers III.

                                                                   (continued)

------
16

Management

OFFICERS
--------------------------------------------------------------------------------
WILLIAM M. LYONS (48), 4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: President
LENGTH OF TIME SERVED (YEARS): 2
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer, ACC and
other ACC subsidiaries (September 2000 to present); President, ACC (June 1997 to present); President, ACIM (September 2002 to present); President, ACIS (July
2003 to present); Chief Operating Officer, ACC (June 1996 to September 2000);
Also serves as: Executive Vice President, ACSC and other ACC subsidiaries
--------------------------------------------------------------------------------
ROBERT T. JACKSON (57), 4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Executive Vice President
LENGTH OF TIME SERVED (YEARS): 2
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Administrative Officer, ACC
(August 1997 to present); Chief Financial Officer, ACC (May 1995 to present);
President, ACSC (January 1999 to present); Executive Vice President, ACC (May
1995 to present); Also serves as: Executive Vice President and Chief Financial
Officer, ACIM, ACIS, and other ACC subsidiaries
--------------------------------------------------------------------------------
MARYANNE ROEPKE, CPA (47), 4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Senior Vice President, Treasurer, and Chief
Accounting Officer
LENGTH OF TIME SERVED (YEARS): 2
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President (April 1998
to present) and Assistant Treasurer (September 1985 to present), ACSC
--------------------------------------------------------------------------------
DAVID C. TUCKER (45), 4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Senior Vice President and General Counsel
LENGTH OF TIME SERVED (YEARS): 4
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, ACIM, ACIS,
ACSC, and other ACC subsidiaries (June 1998 to present); General Counsel, ACC,
ACIM, ACIS, ACSC, and other ACC subsidiaries (June 1998 to present)
--------------------------------------------------------------------------------
ROBERT LEACH (37), 4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Controller
LENGTH OF TIME SERVED (YEARS): 6
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACSC (February 2000
to present);  Controller-Fund Accounting, ACSC (June 1997 to present)
--------------------------------------------------------------------------------
JON ZINDEL (36), 4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Tax Officer
LENGTH OF TIME SERVED (YEARS): 5
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, Corporate Tax, ACSC
(April 1998 to present); Vice President, ACIM, ACIS, and other ACC subsidiaries
(April 1999 to present); President, American Century Employee Benefit Services,
Inc. (January 2000 to December 2000); Treasurer, American Century Employee
Benefit Services, Inc. (December 2000 to present); Treasurer, American Century
Ventures, Inc. (December 1999 to January 2001)
--------------------------------------------------------------------------------

The SAI has additional information about the fund's directors and is available without charge upon request by calling 1-800-345-2021.

------
17

Additional Information

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain 403(b),
457, and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding  election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the  time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution  in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's manager, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the manager uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century's Web site at
www.americancentury.com and on the Securities and Exchange Commission's Web site at www.sec.gov.

------
18

Index Definition

The following indices are used to illustrate investment market, sector,  or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The RUSSELL 2000 GROWTH INDEX measures the performance of those Russell 2000 companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth rates.

The S&P 500 INDEX is a market-value weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries.
Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

------
19

Notes

------
20

[back cover]

CONTACT US

WWW.AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR RELATIONS:
1-800-345-2021 or 816-531-5575

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT MANAGER:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

American Century Investments                    PRSRT STD
P.O. Box 419200                              U.S. POSTAGE PAID
Kansas City, MO 64141-6200                   AMERICAN CENTURY
                                                 COMPANIES

0312                      American Century Investment Services, Inc.
SH-ANN-36520S            (c)2003 American Century Services Corporation

[front cover]

October 31, 2003

American Century
Annual Report

[graphic of market line chart]
[graphic of starfish]
[graphic of bridge]

Veedot(reg.sm)

                                [american century logo and text logo (reg. sm)]

[inside front cover]

Our Message to You .........................................................  1

VEEDOT

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Portfolio Commentary reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American
Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

Our Message to You

[photo of James E. Stowers III and James E. Stowers, Jr.]

James E. Stowers III  with James E. Stowers, Jr.

We are pleased to provide you with the annual report for the American Century
Veedot fund for the year ended October 31, 2003.

The report includes comparative performance figures, commentary, summary tables, a full list of portfolio holdings and financial statements and highlights. We hope you find this information helpful in monitoring your investment.

Many of you have called or written to express your concern about allegations of wrongdoing by other mutual fund investment management firms. We share your concern--fund companies must put investors first and do everything possible to maintain investor trust. Through the Investment Company Institute, the mutual fund trade association, American Century has advocated industry-wide proposals that strengthen protections for fund investors. We believe that decisive action is needed to show that we are committed, as an industry, to the interests of the
95 million investors we serve.

As information about alleged trading abuses in the mutual fund industry has come to light, we have posted messages and commentary about these issues on
www.americancentury.com. Beyond what's currently in the headlines, American
Century has been a champion of many important investor and industry issues, which are outlined in a document titled Putting Investors First. We invite you to visit our Web site and read about how our values have influenced these positions.

As always, we deeply appreciate your investment with American Century.

/s/James E. Stowers, Jr.
James E. Stowers, Jr.
Founder and Chairman

/s/James E. Stowers III
James E. Stowers III
Co-Chairman of the Board

--------
1

Veedot - Performance

TOTAL RETURNS AS OF OCTOBER 31, 2003
                                                  --------------
                                                  AVERAGE ANNUAL
                                                     RETURNS
--------------------------------------------------------------------------------
                                                      SINCE         INCEPTION
                                       1 YEAR       INCEPTION          DATE
--------------------------------------------------------------------------------
INVESTOR CLASS                                                      11/30/1999
   Before redemption fee               32.36%         -0.05%
   Net of redemption fee(1)            29.71%         -0.57%
--------------------------------------------------------------------------------
 WILSHIRE 5000 TOTAL MARKET INDEX      24.45%         -4.37%             --
--------------------------------------------------------------------------------
 Institutional Class                                                  8/1/2000
   Before redemption fee               32.45%         -5.92%
   Net of redemption fee(1)            29.81%         -6.50%
--------------------------------------------------------------------------------

(1)  Returns reflect the deduction of a 2% redemption fee, incurred if shares were redeemed within the first five years after purchase.

GROWTH OF $10,000 OVER LIFE OF CLASS

ONE-YEAR RETURNS OVER LIFE OF CLASS

Periods ended October 31
--------------------------------------------------------------------------------
                                        2000*      2001       2002       2003
--------------------------------------------------------------------------------
Investor Class                         18.40%    -27.03%    -12.73%     32.36%
--------------------------------------------------------------------------------
Wilshire 5000 Total Market Index        4.60%    -25.54%    -13.40%     24.45%
--------------------------------------------------------------------------------

* From 11/30/99, the Investor Class's inception date. Not annualized.

The charts on the performance page give historical return data for the fund.
Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. Unless otherwise indicated, the charts are based on Investor Class shares; performance for other classes will vary due to differences in fee structures. Past performance does not guarantee future results. None of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

--------
2

Veedot - Portfolio Commentary

[photo of Jim Stowers III and John Small, Jr.]

A portfolio commentary from Jim Stowers III and John Small, Jr., portfolio managers on the Veedot investment team.

During the 12 months that ended October 31, 2003, Veedot rose 32.36%*, outperforming its benchmark, the Wilshire 5000 Total Market Index, which gained 24.45%.

The 12 months produced double-digit percentage increases for every major equity index, regardless of investment style, tracked by the Frank Russell Company. The period included one of the strongest rallies ever for the  market - the six month period that ended August 31, 2003 was the longest streak of monthly gains for the Wilshire 5000, the Russell 3000, and the S&P 500 indices since 1998.

Even though the rally faltered slightly in September, its positive effects were felt throughout Veedot: for the 12-month period, all but one of the sectors to which the portfolio was exposed contributed to performance during the period. By following its investment strategy to own companies whose earnings and revenues are growing at an accelerating rate, Veedot produced a variety of winners: 94 of the portfolio's 100 largest holdings on average during the period added to performance.

Veedot kept an average of 28% of its positions in technology stocks, and that sector responded by producing more than half of the portfolio's total performance. Business spending during the second quarter of 2003 rose at its fastest rate in three years, and many of those expenditures were going to technology companies.

Seven of the portfolio's top 10 contributing stocks were from the technology sector. Among the leaders were Sonus Networks, a leading provider of Internet telephony voice equipment, Sandisk, a supplier of flash-memory-based storage cards used by digital cameras and camera phones, and ValueClick, an Internet advertising  and marketing service. Cable-modem supplier Scientific-Atlanta gained after reporting greater-than-expected bookings of its products, as demand from other cable providers made up for the loss of business from
Adelphia, which filed for bankruptcy in 2002.

-------------------------------------------------------------------------------
TOP TEN HOLDINGS
AS OF OCTOBER 31, 2003
-------------------------------------------------------------------------------
                                       % OF FUND          % OF FUND
                                      INVESTMENTS        INVESTMENTS
                                         AS OF              AS OF
                                       10/31/03            4/30/03
-------------------------------------------------------------------------------
Sonus Networks, Inc.                      1.2%              0.9%
-------------------------------------------------------------------------------
August Technology
Corporation                               1.0%               --
-------------------------------------------------------------------------------
Mastec Inc.                               0.9%               --
-------------------------------------------------------------------------------
California Micro Devices
Corporation                               0.9%               --
-------------------------------------------------------------------------------
Texas Instruments Inc.                    0.7%              0.2%
-------------------------------------------------------------------------------
Bio-Reference Labs Inc.                   0.6%               --
-------------------------------------------------------------------------------
Knight Trading Group Inc.                 0.6%               --
-------------------------------------------------------------------------------
Ultratech, Inc.(1)                        0.6%              0.3%
-------------------------------------------------------------------------------
Sanmina-SCI Corp.                         0.6%               --
-------------------------------------------------------------------------------
Countrywide Financial
Corporation                               0.6%              0.4%
-------------------------------------------------------------------------------

(1)  Formerly known as Ultratech Stepper Inc.

*All fund returns referenced in this commentary are for Investor Class shares.

(continued)

--------
3

Veedot - Portfolio Commentary

The financial sector found help from a variety of economic trends. Interest rates remained at the lowest level in 45 years, boosting mortgage originations and encouraging commercial development - good news for financial services, equity real estate companies, and banks.

Though health care stocks contributed as well, some of the portfolio's biggest detractors came from this sector. Alteon, a biotechnology firm that makes drugs that could inhibit damage caused by elevated levels of glucose, was the portfolio's largest detractor. Consumer health organization PacifiCare Health
Systems detracted from performance after revenue declined when commercial and
Medicare membership dropped.

Sectors that generally improve when business spending increases responded well during the period. For example, commercial services and industrial stocks added to performance. Basic material stocks contributed as well, but the sector also contained one of Veedot's biggest detractors, Liquidmetal Technologies, a developer of amorphous alloys.

The rebound of the communications industry, which reported three consecutive quarters of growing profits through June 2003, helped boost two different sectors. Construction company Mastec, which lays cable, builds towers, and provides other infrastructure needs for the telecommunications industry, was the biggest contributors amid consumer cyclical stocks. Among telecom stocks, wireless providers Brightpoint and Sierra Wireless were the leaders, but Crown
Castle International detracted from the group.

Consumer services stocks lifted  performance, as many leisure and restaurant companies contributed. But the sector was restrained as publishing and entertainment stocks faltered.

Consumer non-cyclical stocks, those whose revenue streams are generally less affected by swings in the economy, represented the only sector that detracted.
The industry group that declined the most during the period was food and beverage companies. One example was Pepsi Bottling Group, which declined after reporting weaker-than-expected volume in Mexico due to increased competition.

As we look to the new year, we will continue to apply our disciplined acceleration-based approach. We believe this strategy enables us to position the fund to benefit from the market's best investment opportunities.

------------------------------------------------------------------------------
TOP FIVE INDUSTRIES
AS OF OCTOBER 31, 2003
------------------------------------------------------------------------------
                                       % OF FUND             % OF FUND
                                      INVESTMENTS           INVESTMENTS
                                         AS OF                 AS OF
                                       10/31/03               4/30/03
------------------------------------------------------------------------------
Electrical Equipment                     12.1%                  5.0%
------------------------------------------------------------------------------
Computer Software                         8.8%                  7.2%
------------------------------------------------------------------------------
Semiconductor                             6.1%                  6.7%
------------------------------------------------------------------------------
Information Services                      5.2%                  3.4%
------------------------------------------------------------------------------
Securities & Asset
Management                                4.5%                  0.6%
------------------------------------------------------------------------------

------------------------------------------------------------------------------
TYPES OF INVESTMENTS IN PORTFOLIO
------------------------------------------------------------------------------
                                         AS OF                 AS OF
                                       10/31/03               4/30/03
------------------------------------------------------------------------------
U.S. Common Stocks                       97.2%                 98.5%
------------------------------------------------------------------------------
Foreign Stocks                            1.5%                   --
------------------------------------------------------------------------------
TOTAL EQUITY EXPOSURE                    98.7%                 98.5%
------------------------------------------------------------------------------
Temporary Cash
Investments                               1.3%                  1.5%
------------------------------------------------------------------------------

--------
4

Veedot - Schedule of Investments

OCTOBER 31, 2003

Shares                                                                Value
-------------------------------------------------------------------------------

COMMON STOCKS -- 98.7%

AIRLINES -- 2.4%
-------------------------------------------------------------------------------
     90,000    America West Holdings
               Corporation Cl B(1)                                $  1,297,800
-------------------------------------------------------------------------------
     50,000    Continental Airlines Inc.(1)                            955,000
-------------------------------------------------------------------------------
     30,000    ExpressJet Holdings Inc.(1)                             459,000
-------------------------------------------------------------------------------
     75,000    Frontier Airlines, Inc.(1)                            1,205,250
-------------------------------------------------------------------------------
     80,000    Mesa Air Group, Inc.(1)                                 861,600
-------------------------------------------------------------------------------
     35,000    Northwest Airlines Corporation(1)                       479,150
-------------------------------------------------------------------------------
     30,000    Southwest Airlines Co.                                  582,000
-------------------------------------------------------------------------------
                                                                     5,839,800
-------------------------------------------------------------------------------

ALCOHOL -- 0.4%
-------------------------------------------------------------------------------
     25,000    Robert Mondavi Corp. Cl A(1)                            876,250
-------------------------------------------------------------------------------

APPAREL & TEXTILES -- 0.2%
-------------------------------------------------------------------------------
     40,000    Vans Inc.(1)                                            449,200
-------------------------------------------------------------------------------

BANKS -- 2.5%
-------------------------------------------------------------------------------
      5,000    Bank of America Corp.                                   378,650
-------------------------------------------------------------------------------
     10,000    Bank of New York Co., Inc. (The)                        311,900
-------------------------------------------------------------------------------
     30,000    Boston Private Financial
               Holdings Inc.                                           764,100
-------------------------------------------------------------------------------
     25,000    Mellon Financial Corp.                                  746,750
-------------------------------------------------------------------------------
     20,000    Mid-State Bancshares                                    486,600
-------------------------------------------------------------------------------
     25,000    National Commerce Financial
               Corporation                                             686,750
-------------------------------------------------------------------------------
      7,500    PFF BanCorporation Inc.                                 279,750
-------------------------------------------------------------------------------
     20,000    Sky Financial Group Inc.                                487,000
-------------------------------------------------------------------------------
     25,000    State Street Corp.                                    1,309,000
-------------------------------------------------------------------------------
     10,000    UnionBanCal Corporation                                 541,700
-------------------------------------------------------------------------------
                                                                     5,992,200
-------------------------------------------------------------------------------

BIOTECHNOLOGY -- 1.6%
-------------------------------------------------------------------------------
    120,000    Ariad Pharmaceuticals Inc.(1)                           850,800
-------------------------------------------------------------------------------
     10,000    Genzyme Corp.(1)                                        459,000
-------------------------------------------------------------------------------
    175,000    Guilford Pharmaceuticals Inc.(1)                      1,289,750
-------------------------------------------------------------------------------
     50,000    Novavax Inc.(1)                                         340,500
-------------------------------------------------------------------------------
     52,000    Vicuron Pharmaceuticals Inc.(1)                         954,200
-------------------------------------------------------------------------------
                                                                     3,894,250
-------------------------------------------------------------------------------

CHEMICALS -- 1.7%
-------------------------------------------------------------------------------
     30,000    Arch Chemicals Inc.                                     665,400
-------------------------------------------------------------------------------
     15,000    Ashland Inc.                                            558,600
-------------------------------------------------------------------------------
     18,500    HB Fuller Company                                       458,430
-------------------------------------------------------------------------------
     50,000    Lyondell Chemical Co.                                   715,000
-------------------------------------------------------------------------------
     40,000    Owens-Illinois, Inc.(1)                                 492,000
-------------------------------------------------------------------------------
     15,000    PPG Industries, Inc.                                    864,750
-------------------------------------------------------------------------------
     10,000    Valspar Corp.                                           477,000
-------------------------------------------------------------------------------
                                                                     4,231,180

Shares                                                                Value
-------------------------------------------------------------------------------

CLOTHING STORES -- 1.3%
-------------------------------------------------------------------------------
     45,000    Christopher & Banks
               Corporation                                        $  1,314,000
-------------------------------------------------------------------------------
     40,000    Dress Barn, Inc.(1)                                     560,000
-------------------------------------------------------------------------------
     40,000    Finish Line, Inc.(1)                                  1,224,800
-------------------------------------------------------------------------------
                                                                     3,098,800
-------------------------------------------------------------------------------

COMPUTER HARDWARE &
BUSINESS MACHINES -- 3.3%
-------------------------------------------------------------------------------
     75,000    Advanced Digital
               Information Corp.(1)                                  1,218,750
-------------------------------------------------------------------------------
     33,800    Apple Computer, Inc.(1)                                 773,682
-------------------------------------------------------------------------------
     15,000    Avocent Corp.(1)                                        567,000
-------------------------------------------------------------------------------
     30,000    Electronics for Imaging, Inc.(1)                        813,000
-------------------------------------------------------------------------------
     17,800    EMC Corp.(1)                                            246,352
-------------------------------------------------------------------------------
     70,200    InFocus Corporation(1)                                  462,618
-------------------------------------------------------------------------------
    150,000    OpenTV Corporation(1)                                   801,000
-------------------------------------------------------------------------------
     25,000    RADWARE Limited(1)                                      578,750
-------------------------------------------------------------------------------
     30,000    Research In Motion Ltd.(1)                            1,323,600
-------------------------------------------------------------------------------
     30,000    Rimage Corporation(1)                                   456,000
-------------------------------------------------------------------------------
     55,000    Synaptics Inc.(1)                                       715,000
-------------------------------------------------------------------------------
                                                                     7,955,752
-------------------------------------------------------------------------------

COMPUTER SOFTWARE -- 8.8%
-------------------------------------------------------------------------------
     22,500    Adobe Systems Inc.                                      986,400
-------------------------------------------------------------------------------
     25,000    Ascential Software
               Corporation(1)                                          554,750
-------------------------------------------------------------------------------
     55,000    Autodesk, Inc.                                        1,058,750
-------------------------------------------------------------------------------
     20,000    Avid Technology, Inc.(1)                              1,034,800
-------------------------------------------------------------------------------
    250,000    Bsquare Corporation(1)                                  430,000
-------------------------------------------------------------------------------
     25,000    Covansys Corporation(1)                                 242,000
-------------------------------------------------------------------------------
     45,000    DocuCorporation
               International Inc.(1)                                   373,590
-------------------------------------------------------------------------------
     30,000    Embarcadero Technologies Inc.(1)                        387,000
-------------------------------------------------------------------------------
     73,000    Epicor Software Corporation(1)                          738,030
-------------------------------------------------------------------------------
    100,000    Informatica Corporation(1)                            1,090,000
-------------------------------------------------------------------------------
     60,000    JDA Software Group Inc.(1)                            1,284,600
-------------------------------------------------------------------------------
     65,000    Lawson Software Inc.(1)                                 542,100
-------------------------------------------------------------------------------
    115,000    Manugistics Group Inc.(1)                               834,900
-------------------------------------------------------------------------------
     75,000    Novell, Inc.(1)                                         440,250
-------------------------------------------------------------------------------
     40,000    PDF Solutions Inc.(1)                                   472,000
-------------------------------------------------------------------------------
     45,000    PeopleSoft, Inc.(1)                                     934,200
-------------------------------------------------------------------------------
    120,000    PLATO Learning Inc.(1)                                1,287,600
-------------------------------------------------------------------------------
     75,000    Plumtree Software(1)                                    405,000
-------------------------------------------------------------------------------
     20,000    Progress Software Corp.(1)                              441,400
-------------------------------------------------------------------------------
    100,000    Pumatech, Inc.(1)                                       698,000
-------------------------------------------------------------------------------
     55,000    Red Hat Inc.(1)                                         827,200
-------------------------------------------------------------------------------
     90,000    Retek Inc.(1)                                           902,700
-------------------------------------------------------------------------------
     70,000    Seachange International Inc.(1)                       1,078,000
-------------------------------------------------------------------------------

See Notes to Financial Statements.                                (continued)

--------
5

Veedot - Schedule of Investments

OCTOBER 31, 2003

Shares                                                                Value
-------------------------------------------------------------------------------

     45,000    Siebel Systems, Inc.(1)                            $    566,550
-------------------------------------------------------------------------------
     30,000    Sonic Solutions(1)                                      534,000
-------------------------------------------------------------------------------
     30,000    SS&C Technologies, Inc.                                 660,000
-------------------------------------------------------------------------------
     35,000    THQ, Inc.(1)                                            620,900
-------------------------------------------------------------------------------
     50,000    TradeStation Group Inc.(1)                              425,500
-------------------------------------------------------------------------------
     30,000    Transaction Systems
               Architects, Inc.(1)                                     600,000
-------------------------------------------------------------------------------
     30,000    Veritas Software Corp.(1)                             1,084,500
-------------------------------------------------------------------------------
                                                                    21,534,720
-------------------------------------------------------------------------------

CONSTRUCTION & REAL PROPERTY -- 2.4%
-------------------------------------------------------------------------------
     45,000    Apogee Enterprises Inc.                                 470,250
-------------------------------------------------------------------------------
     30,000    ElkCorp                                                 762,000
-------------------------------------------------------------------------------
     10,000    Martin Marietta Materials, Inc.                         409,700
-------------------------------------------------------------------------------
    165,200    Mastec Inc.(1)                                        2,129,428
-------------------------------------------------------------------------------
     25,000    Matrix Service Company(1)                               636,500
-------------------------------------------------------------------------------
     10,000    MDC Holdings Inc.                                       673,200
-------------------------------------------------------------------------------
     15,000    MDU Resources Group, Inc.                               339,450
-------------------------------------------------------------------------------
      5,000    Pulte Homes Inc.                                        432,550
-------------------------------------------------------------------------------
                                                                     5,853,078
-------------------------------------------------------------------------------

CONSUMER DURABLES -- 0.2%
-------------------------------------------------------------------------------
     20,000    Maytag Corporation                                      508,000
-------------------------------------------------------------------------------

DEFENSE/AEROSPACE -- 1.0%
-------------------------------------------------------------------------------
     40,000    AAR Corporation(1)                                      436,000
-------------------------------------------------------------------------------
     30,000    Applied Signal Technology Inc.                          621,000
-------------------------------------------------------------------------------
     15,000    EDO Corp.                                               334,500
-------------------------------------------------------------------------------
      5,000    Northrop Grumman Corp.                                  447,000
-------------------------------------------------------------------------------
     30,000    Teledyne Technologies Inc.(1)                           494,700
-------------------------------------------------------------------------------
                                                                     2,333,200
-------------------------------------------------------------------------------

DEPARTMENT STORES -- 1.2%
-------------------------------------------------------------------------------
     35,000    Dollar General Corp.                                    786,450
-------------------------------------------------------------------------------
     30,000    J.C. Penney Co. Inc.
               Holding Company                                         709,500
-------------------------------------------------------------------------------
     16,000    Sears, Roebuck & Co.                                    842,080
-------------------------------------------------------------------------------
     35,000    ShopKo Stores, Inc.(1)                                  541,800
-------------------------------------------------------------------------------
                                                                     2,879,830
-------------------------------------------------------------------------------

DRUGS -- 2.2%
-------------------------------------------------------------------------------
     10,000    Abbott Laboratories                                     426,200
-------------------------------------------------------------------------------
     24,600    Andrx Corp.(1)                                          489,540
-------------------------------------------------------------------------------
     10,000    Barr Laboratories, Inc.(1)                              767,700
-------------------------------------------------------------------------------
     40,000    Bradley Pharmaceuticals Inc.(1)                       1,074,800
-------------------------------------------------------------------------------
    110,000    First Horizon Pharmaceutical
               Corporation(1)                                          777,700
-------------------------------------------------------------------------------
     45,000    ICN Pharmaceuticals Inc.                                868,950
-------------------------------------------------------------------------------
     25,000    Matrixx Initiatives Inc.(1)                             357,500
-------------------------------------------------------------------------------
      6,500    Pharmaceutical Resources Inc.(1)                        469,820
-------------------------------------------------------------------------------
                                                                     5,232,210
-------------------------------------------------------------------------------

Shares                                                                Value
-------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT -- 12.1%
-------------------------------------------------------------------------------
     20,000    ADE Corporation(1)                                 $    486,000
-------------------------------------------------------------------------------
      5,000    ADTRAN, Inc.                                            340,150
-------------------------------------------------------------------------------
     10,000    Amphenol Corp. Cl A(1)                                  587,500
-------------------------------------------------------------------------------
     50,000    Arris Group Inc.(1)                                     300,000
-------------------------------------------------------------------------------
     50,000    Aspect Communications
               Corporation(1)                                          676,500
-------------------------------------------------------------------------------
    125,000    August Technology Corporation(1)                      2,425,000
-------------------------------------------------------------------------------
     90,000    Avanex Corporation(1)                                   465,300
-------------------------------------------------------------------------------
    100,000    C-COR.net Corporation(1)                              1,008,000
-------------------------------------------------------------------------------
     85,000    Cable Design Technologies Corp.(1)                      819,400
-------------------------------------------------------------------------------
    121,800    California Amplifier Inc.(1)                          1,205,820
-------------------------------------------------------------------------------
     55,000    Carrier Access Corporation(1)                           555,500
-------------------------------------------------------------------------------
     90,000    Corning Inc.(1)                                         988,200
-------------------------------------------------------------------------------
     35,000    Equinix Inc.(1)                                         637,000
-------------------------------------------------------------------------------
    300,000    Finisar Corporation(1)                                  930,000
-------------------------------------------------------------------------------
     25,000    Ii-Vi Inc.(1)                                           593,250
-------------------------------------------------------------------------------
     50,000    Innovex Inc.(1)                                         565,000
-------------------------------------------------------------------------------
     40,000    InterVoice Inc.(1)                                      416,400
-------------------------------------------------------------------------------
     20,000    Jabil Circuit, Inc.(1)                                  557,000
-------------------------------------------------------------------------------
     25,000    Littelfuse, Inc.(1)                                     665,000
-------------------------------------------------------------------------------
    400,000    Lucent Technologies Inc.(1)                           1,280,000
-------------------------------------------------------------------------------
     50,000    Merix Corporation(1)                                    889,500
-------------------------------------------------------------------------------
     15,000    Molex Inc.                                              470,850
-------------------------------------------------------------------------------
     50,000    Motorola, Inc.                                          676,500
-------------------------------------------------------------------------------
     20,000    Photon Dynamics Inc.(1)                                 756,400
-------------------------------------------------------------------------------
     50,000    Plexus Corporation(1)                                   864,500
-------------------------------------------------------------------------------
     40,000    Polycom Inc.(1)                                         801,200
-------------------------------------------------------------------------------
     60,000    Remec Inc.(1)                                           661,800
-------------------------------------------------------------------------------
     20,000    Rudolph Technologies Inc.(1)                            523,000
-------------------------------------------------------------------------------
    130,000    Sanmina-SCI Corp.(1)                                  1,371,500
-------------------------------------------------------------------------------
     15,000    Scientific-Atlanta, Inc.                                444,000
-------------------------------------------------------------------------------
    350,000    Sonus Networks, Inc.(1)                               2,873,500
-------------------------------------------------------------------------------
    200,000    Superconductor Technologies(1)                        1,018,000
-------------------------------------------------------------------------------
     20,000    Tektronix, Inc.                                         513,400
-------------------------------------------------------------------------------
     55,000    Therma-Wave Inc.(1)                                     280,500
-------------------------------------------------------------------------------
     45,000    Ultratech, Inc.(1)                                    1,404,450
-------------------------------------------------------------------------------
     10,000    UTStarcom Inc.(1)                                       315,000
-------------------------------------------------------------------------------
     20,000    Viasat Inc.(1)                                          392,600
-------------------------------------------------------------------------------
                                                                    29,757,720
-------------------------------------------------------------------------------

ELECTRICAL UTILITY -- 0.5%
-------------------------------------------------------------------------------
     10,000    MGE Energy Inc.                                         317,000
-------------------------------------------------------------------------------
     30,000    Texas Genco Holdings Inc.                               897,000
-------------------------------------------------------------------------------
                                                                     1,214,000
-------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

--------
6

Veedot - Schedule of Investments

OCTOBER 31, 2003

Shares                                                                Value
-------------------------------------------------------------------------------

ENERGY RESERVES & PRODUCTION -- 3.7%
-------------------------------------------------------------------------------
     10,000    Apache Corp.                                       $    697,200
-------------------------------------------------------------------------------
     10,000    Burlington Resources, Inc.                              486,400
-------------------------------------------------------------------------------
     30,000    Comstock Resources Inc.(1)                              447,900
-------------------------------------------------------------------------------
     15,000    EOG Resources Inc.                                      632,100
-------------------------------------------------------------------------------
     25,000    Forest Oil Corporation(1)                               586,250
-------------------------------------------------------------------------------
     10,000    Houston Exploration Company(1)                          350,000
-------------------------------------------------------------------------------
    100,000    KCS Energy Inc.(1)                                      797,000
-------------------------------------------------------------------------------
     15,000    Pioneer Natural Resources Co.(1)                        396,750
-------------------------------------------------------------------------------
     25,000    Prima Energy Corporation(1)                             695,500
-------------------------------------------------------------------------------
     25,000    Quicksilver Resources Inc.(1)                           642,500
-------------------------------------------------------------------------------
    101,700    Range Resources Corporation(1)                          778,005
-------------------------------------------------------------------------------
     60,000    Swift Energy Co.(1)                                     834,000
-------------------------------------------------------------------------------
     35,000    Tom Brown, Inc.(1)                                      945,700
-------------------------------------------------------------------------------
     25,000    XTO Energy Inc.                                         591,750
-------------------------------------------------------------------------------
                                                                     8,881,055
-------------------------------------------------------------------------------

ENTERTAINMENT -- 0.4%
-------------------------------------------------------------------------------
     50,000    Regal Entertainment Group                             1,025,000
-------------------------------------------------------------------------------

FINANCIAL SERVICES -- 2.4%
-------------------------------------------------------------------------------
     13,000    Countrywide Financial Corporation                     1,366,560
-------------------------------------------------------------------------------
    100,000    Delta Financial Corporation(1)                          758,000
-------------------------------------------------------------------------------
     25,000    First Cash Financial Services Inc.(1)                   627,500
-------------------------------------------------------------------------------
     22,500    Investors Financial Services
               Corporation                                             794,925
-------------------------------------------------------------------------------
     12,500    MBIA Inc.                                               745,125
-------------------------------------------------------------------------------
     40,000    National Processing Inc.(1)                             883,600
-------------------------------------------------------------------------------
     30,000    NCO Group, Inc.(1)                                      714,000
-------------------------------------------------------------------------------
                                                                     5,889,710
-------------------------------------------------------------------------------

FOOD & BEVERAGE -- 1.0%
-------------------------------------------------------------------------------
     15,000    Coca-Cola Company (The)                                 696,000
-------------------------------------------------------------------------------
     15,000    PepsiCo, Inc.                                           717,300
-------------------------------------------------------------------------------
     25,000    Smithfield Foods Inc.(1)                                531,500
-------------------------------------------------------------------------------
     35,000    Tyson Foods, Inc. Cl A                                  499,450
-------------------------------------------------------------------------------
                                                                     2,444,250
-------------------------------------------------------------------------------

FOREST PRODUCTS & PAPER -- 1.0%
-------------------------------------------------------------------------------
     25,000    Boise Cascade Corp.                                     701,250
-------------------------------------------------------------------------------
     75,000    Buckeye Technologies Inc.(1)                            675,750
-------------------------------------------------------------------------------
     40,000    Georgia-Pacific Corp.                                 1,051,200
-------------------------------------------------------------------------------
                                                                     2,428,200
-------------------------------------------------------------------------------

GAS & WATER UTILITIES -- 0.7%
-------------------------------------------------------------------------------
     45,000    Southwestern Energy Company(1)                          873,000
-------------------------------------------------------------------------------
      8,500    WGL Holdings Inc.                                       235,025
-------------------------------------------------------------------------------
     60,000    Williams Cos Inc.                                       612,000
-------------------------------------------------------------------------------
                                                                     1,720,025
-------------------------------------------------------------------------------

Shares                                                                Value
-------------------------------------------------------------------------------

GROCERY STORES -- 0.5%
-------------------------------------------------------------------------------
     25,000    Safeway Inc.(1)                                    $    527,500
-------------------------------------------------------------------------------
     27,500    Supervalu Inc.                                          693,550
-------------------------------------------------------------------------------
                                                                     1,221,050
-------------------------------------------------------------------------------

HEAVY ELECTRICAL EQUIPMENT -- 1.2%
-------------------------------------------------------------------------------
     20,000    Actuant Corporation Cl A(1)                             644,800
-------------------------------------------------------------------------------
     30,000    Crane Co.                                               843,000
-------------------------------------------------------------------------------
     11,000    Eaton Corp.                                           1,102,640
-------------------------------------------------------------------------------
     25,000    Thomas & Betts Corp.(1)                                 445,000
-------------------------------------------------------------------------------
                                                                     3,035,440
-------------------------------------------------------------------------------

HEAVY MACHINERY -- 0.9%
-------------------------------------------------------------------------------
     40,000    ASV Inc.(1)                                             916,000
-------------------------------------------------------------------------------
      8,000    NACCO Industries, Inc. Cl A                             630,400
-------------------------------------------------------------------------------
     30,000    Regal-Beloit Corp.                                      610,500
-------------------------------------------------------------------------------
                                                                     2,156,900
-------------------------------------------------------------------------------

HOME PRODUCTS -- 0.9%
-------------------------------------------------------------------------------
     8,000    Alberto-Culver Company Cl B                              507,200
-------------------------------------------------------------------------------
     7,000    Avon Products, Inc.                                      475,720
-------------------------------------------------------------------------------
    10,000    Kimberly-Clark Corp.                                     528,100
-------------------------------------------------------------------------------
    45,000    Nu Skin Enterprises Inc. Cl A                            714,150
-------------------------------------------------------------------------------
                                                                     2,225,170
-------------------------------------------------------------------------------

HOTELS -- 0.2%
-------------------------------------------------------------------------------
     25,000   Extended Stay America Inc.(1)                            367,500
-------------------------------------------------------------------------------

INDUSTRIAL PARTS -- 2.1%
-------------------------------------------------------------------------------
     15,000    Circor International Inc.                               309,000
-------------------------------------------------------------------------------
     10,000    Illinois Tool Works Inc.                                735,500
-------------------------------------------------------------------------------
     10,000    Ingersoll-Rand Company                                  604,000
-------------------------------------------------------------------------------
     15,000    Pentair, Inc.                                           615,000
-------------------------------------------------------------------------------
     10,000    Robbins & Myers, Inc.                                   211,000
-------------------------------------------------------------------------------
     32,500    Stanley Works (The)                                   1,083,550
-------------------------------------------------------------------------------
     65,000    Ultralife Batteries Inc.(1)                           1,131,000
-------------------------------------------------------------------------------
     10,000    York International Corp.                                397,400
-------------------------------------------------------------------------------
                                                                     5,086,450
-------------------------------------------------------------------------------

INDUSTRIAL SERVICES -- 1.2%
-------------------------------------------------------------------------------
      7,600    Education Management
               Corporation(1)                                          480,168
-------------------------------------------------------------------------------
     80,000    Labor Ready Inc.(1)                                     869,600
-------------------------------------------------------------------------------
     25,000    Robert Half International Inc.(1)                       590,250
-------------------------------------------------------------------------------
      2,500    Strayer Education Inc.                                  244,825
-------------------------------------------------------------------------------
     15,000    Unifirst Corporation                                    395,250
-------------------------------------------------------------------------------
     12,500    Wackenhut Corrections
               Corporation(1)                                          260,250
-------------------------------------------------------------------------------
                                                                     2,840,343
-------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

--------
7

Veedot - Schedule of Investments

OCTOBER 31, 2003

Shares                                                                Value
-------------------------------------------------------------------------------

INFORMATION SERVICES -- 5.2%
-------------------------------------------------------------------------------

     45,000    Allscripts Healthcare
               Solutions Inc.(1)                                  $    234,000
-------------------------------------------------------------------------------
     70,000    Carreker Corporation(1)                                 682,500
-------------------------------------------------------------------------------
     35,000    Ceridian Corp.(1)                                       735,000
-------------------------------------------------------------------------------
     30,000    Convergys Corp.(1)                                      481,800
-------------------------------------------------------------------------------
     10,000    D&B Corporation(1)                                      465,500
-------------------------------------------------------------------------------
    115,000    DiamondCluster
               International Inc.(1)                                 1,023,500
-------------------------------------------------------------------------------
     60,000    Euronet Worldwide Inc.(1)                               853,800
-------------------------------------------------------------------------------
     20,000    IMS Health Inc.                                         470,600
-------------------------------------------------------------------------------
      6,000    International Business
               Machines Corp.                                          536,880
-------------------------------------------------------------------------------
     25,000    Jack Henry & Associates Inc.                            499,500
-------------------------------------------------------------------------------
     15,000    Memberworks Inc.(1)                                     433,200
-------------------------------------------------------------------------------
     25,000    Monster Worldwide Inc.                                  636,750
-------------------------------------------------------------------------------
     15,000    Paychex, Inc.                                           583,800
-------------------------------------------------------------------------------
     55,000    PDI Inc.(1)                                           1,196,250
-------------------------------------------------------------------------------
     20,000    Resources Connection, Inc.(1)                           494,600
-------------------------------------------------------------------------------
     10,000    Sina Corp.(1)                                           386,300
-------------------------------------------------------------------------------
    105,000    SYKES Enterprises Inc.(1)                               978,600
-------------------------------------------------------------------------------
     15,000    Sylvan Learning Systems Inc.(1)                         424,500
-------------------------------------------------------------------------------
     20,000    Tetra Tech, Inc.(1)                                     449,600
-------------------------------------------------------------------------------
     30,000    Unisys Corp.(1)                                         460,800
-------------------------------------------------------------------------------
     75,000    Ventiv Health Inc.(1)                                   630,000
-------------------------------------------------------------------------------
                                                                    12,657,480
-------------------------------------------------------------------------------

INTERNET -- 4.0%
-------------------------------------------------------------------------------
     15,000    Amazon.com, Inc.(1)                                     816,300
-------------------------------------------------------------------------------
    150,000    America Online Latin America
               Inc. Cl A(1)                                            330,000
-------------------------------------------------------------------------------
     85,000    Ameritrade Holding Corporation(1)                     1,159,400
-------------------------------------------------------------------------------
     20,000    At Road Inc.(1)                                         258,000
-------------------------------------------------------------------------------
    100,000    Autobytel Inc.(1)                                     1,045,000
-------------------------------------------------------------------------------
     60,000    E*TRADE Group Inc.(1)                                   618,000
-------------------------------------------------------------------------------
     25,000    eCollege.com Inc.(1)                                    542,250
-------------------------------------------------------------------------------
    115,000    Imanage Inc.(1)                                       1,046,500
-------------------------------------------------------------------------------
    110,000    Netegrity Inc.(1)                                     1,304,600
-------------------------------------------------------------------------------
      5,000    Netflix Inc.(1)                                         286,500
-------------------------------------------------------------------------------
     40,000    SCO Group Inc. (The)(1)                                 676,000
-------------------------------------------------------------------------------
     40,000    SonicWALL Inc.(1)                                       324,000
-------------------------------------------------------------------------------
     40,000    Stellent Inc.(1)                                        353,200
-------------------------------------------------------------------------------
     50,000    Tumbleweed Communications
               Corporation(1)                                          317,000
-------------------------------------------------------------------------------
     15,000    Yahoo! Inc.(1)                                          655,500
-------------------------------------------------------------------------------
                                                                     9,732,250
-------------------------------------------------------------------------------

Shares                                                                Value
-------------------------------------------------------------------------------

LEISURE -- 0.4%
-------------------------------------------------------------------------------
     40,000    Hasbro, Inc.                                       $    872,000
-------------------------------------------------------------------------------

LIFE & HEALTH INSURANCE -- 0.6%
-------------------------------------------------------------------------------
      7,000    Ambac Financial Group, Inc.                             495,180
-------------------------------------------------------------------------------
     10,100    CIGNA Corp.                                             576,205
-------------------------------------------------------------------------------
     13,600    John Hancock Financial
               Services, Inc.                                          480,760
-------------------------------------------------------------------------------
                                                                     1,552,145
-------------------------------------------------------------------------------

MEDIA -- 1.0%
-------------------------------------------------------------------------------
     10,000    EchoStar Communications
               Corp. Cl A(1)                                           383,200
-------------------------------------------------------------------------------
      6,000    Omnicom Group Inc.                                      478,800
-------------------------------------------------------------------------------
     45,000    PanAmSat Corp.(1)                                       931,500
-------------------------------------------------------------------------------
    300,000    Sirius Satellite Radio Inc.(1)                          705,000
-------------------------------------------------------------------------------
                                                                     2,498,500
-------------------------------------------------------------------------------

MEDICAL PRODUCTS & SUPPLIES -- 2.5%
-------------------------------------------------------------------------------
     20,000    Abaxis Inc.(1)                                          347,400
-------------------------------------------------------------------------------
     55,000    Align Technology, Inc.(1)                               848,100
-------------------------------------------------------------------------------
     20,000    Arrow International Inc.                                527,600
-------------------------------------------------------------------------------
     40,000    Candela Corporation(1)                                  686,000
-------------------------------------------------------------------------------
     73,300    Endocardial Solutions Inc.(1)                           487,445
-------------------------------------------------------------------------------
     10,000    Inamed Corp.(1)                                         863,700
-------------------------------------------------------------------------------
     13,500    Invitrogen Corp.(1)                                     858,465
-------------------------------------------------------------------------------
     44,000    PerkinElmer, Inc.                                       792,440
-------------------------------------------------------------------------------
    150,000    Urologix Inc.(1)                                        705,000
-------------------------------------------------------------------------------
                                                                     6,116,150
-------------------------------------------------------------------------------

MEDICAL PROVIDERS & SERVICES -- 2.1%
-------------------------------------------------------------------------------
     95,000    Bio-Reference Labs Inc.(1)                            1,576,050
-------------------------------------------------------------------------------
     10,000    Kindred Healthcare Inc.(1)                              412,400
-------------------------------------------------------------------------------
     15,000    Lincare Holdings Inc.(1)                                584,100
-------------------------------------------------------------------------------
     25,000    Manor Care, Inc.                                        832,000
-------------------------------------------------------------------------------
     75,000    Medcath Corporation(1)                                  793,500
-------------------------------------------------------------------------------
     10,000    Omnicare, Inc.                                          383,400
-------------------------------------------------------------------------------
     95,000    Service Corp. International(1)                          460,750
-------------------------------------------------------------------------------
                                                                     5,042,200
-------------------------------------------------------------------------------

See Notes to Financial Statements.                                (continued)

--------
8

Veedot - Schedule of Investments

OCTOBER 31, 2003

Shares                                                                Value
-------------------------------------------------------------------------------

MINING & METALS -- 2.4%
-------------------------------------------------------------------------------
     25,000    Alcoa Inc.                                         $    789,250
-------------------------------------------------------------------------------
     25,000    Century Aluminum Co.(1)                                 411,500
-------------------------------------------------------------------------------
     75,000    Crown Holdings Inc.(1)                                  592,500
-------------------------------------------------------------------------------
     15,000    Engelhard Corporation                                   428,700
-------------------------------------------------------------------------------
     25,000    Freeport-McMoRan Copper
               & Gold, Inc. Cl B                                       968,750
-------------------------------------------------------------------------------
     20,000    Mueller Industries Inc.(1)                              631,200
-------------------------------------------------------------------------------
      7,500    Nucor Corp.                                             411,225
-------------------------------------------------------------------------------
     25,000    Reliance Steel & Aluminum
               Company                                                 717,500
-------------------------------------------------------------------------------
     25,000    Steel Dynamics Inc.(1)                                  465,750
-------------------------------------------------------------------------------
     15,000    United States Steel Corp.                               354,750
-------------------------------------------------------------------------------
                                                                     5,771,125
-------------------------------------------------------------------------------

MOTOR VEHICLES & PARTS -- 0.9%
-------------------------------------------------------------------------------
     25,000    Cooper Tire & Rubber                                    491,500
-------------------------------------------------------------------------------
     20,000    Navistar International Corp.(1)                         808,600
-------------------------------------------------------------------------------
     10,000    Paccar Inc.                                             789,600
-------------------------------------------------------------------------------
                                                                     2,089,700
-------------------------------------------------------------------------------

OIL SERVICES -- 1.0%
-------------------------------------------------------------------------------
     55,000    Oil States International, Inc.(1)                       673,750
-------------------------------------------------------------------------------
     10,000    Smith International, Inc.(1)                            372,300
-------------------------------------------------------------------------------
     40,000    Tetra Technologies Inc.(1)                              904,400
-------------------------------------------------------------------------------
     20,000    Universal Compression
               Holdings Inc.(1)                                        439,800
-------------------------------------------------------------------------------
                                                                     2,390,250
-------------------------------------------------------------------------------

PROPERTY AND CASUALTY
INSURANCE -- 0.6%
-------------------------------------------------------------------------------
     30,000    ProAssurance Corp.(1)                                   903,000
-------------------------------------------------------------------------------
     10,000    Radian Group Inc.                                       529,000
-------------------------------------------------------------------------------
                                                                     1,432,000
-------------------------------------------------------------------------------

PUBLISHING -- 0.7%
-------------------------------------------------------------------------------
      5,000    Gannett Co., Inc.                                       420,550
-------------------------------------------------------------------------------
     10,000    Media General Inc. Cl A                                 660,500
-------------------------------------------------------------------------------
     15,000    Meredith Corp.                                          727,800
-------------------------------------------------------------------------------
                                                                     1,808,850
-------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUST -- 1.3%
-------------------------------------------------------------------------------
     40,000    Crown American Realty Trust                             479,200
-------------------------------------------------------------------------------
     25,000    Equity One Inc.                                         418,750
-------------------------------------------------------------------------------
     25,000    Friedman Billings Ramsey
               Group Inc. Cl A                                         498,000
-------------------------------------------------------------------------------
     75,000    HRPT Properties Trust                                   702,000
-------------------------------------------------------------------------------
     20,000    Redwood Trust, Inc.                                     992,000
-------------------------------------------------------------------------------
                                                                     3,089,950
-------------------------------------------------------------------------------

Shares                                                                Value
-------------------------------------------------------------------------------

RESTAURANTS -- 1.3%
-------------------------------------------------------------------------------
     60,000    Chicago Pizza & Brewery Inc.(1)                    $    771,000
-------------------------------------------------------------------------------
    100,000    CKE Restaurants, Inc.(1)                                710,000
-------------------------------------------------------------------------------
     30,000    McDonald's Corporation                                  750,300
-------------------------------------------------------------------------------
     12,500    Outback Steakhouse, Inc.                                525,000
-------------------------------------------------------------------------------
     12,500    Yum! Brands, Inc.(1)                                    426,750
-------------------------------------------------------------------------------
                                                                     3,183,050
-------------------------------------------------------------------------------

SECURITIES & ASSET MANAGEMENT -- 4.5%
-------------------------------------------------------------------------------
     12,500    Bear Stearns Companies Inc. (The)                       953,125
-------------------------------------------------------------------------------
     25,000    Edwards (A.G.), Inc.                                  1,012,500
-------------------------------------------------------------------------------
     10,000    Franklin Resources, Inc.                                474,200
-------------------------------------------------------------------------------
    100,000    Instinet Group Inc.(1)                                  618,000
-------------------------------------------------------------------------------
     20,000    Investment Technology
               Group Inc.(1)                                           397,200
-------------------------------------------------------------------------------
     20,000    Jefferies Group Inc.(1)                                 620,000
-------------------------------------------------------------------------------
    110,000    Knight Trading Group Inc.(1)                          1,522,400
-------------------------------------------------------------------------------
      7,500    Legg Mason, Inc.                                        624,375
-------------------------------------------------------------------------------
     20,000    Merrill Lynch & Co., Inc.                             1,184,000
-------------------------------------------------------------------------------
     15,000    Morgan Stanley                                          823,050
-------------------------------------------------------------------------------
     15,000    Nuveen Investments Inc. Cl A                            420,000
-------------------------------------------------------------------------------
     15,000    Raymond James Financial, Inc.                           611,850
-------------------------------------------------------------------------------
     80,000    Schwab (Charles) Corp.                                1,084,800
-------------------------------------------------------------------------------
     12,500    T. Rowe Price Group Inc.                                514,375
-------------------------------------------------------------------------------
                                                                    10,859,875
-------------------------------------------------------------------------------

SEMICONDUCTOR -- 6.1%
-------------------------------------------------------------------------------
     50,000    Advanced Micro Devices, Inc.(1)                         760,000
-------------------------------------------------------------------------------
    125,000    Agere Systems Inc. Cl A(1)                              435,000
-------------------------------------------------------------------------------
     30,000    Arrow Electronics, Inc.(1)                              640,500
-------------------------------------------------------------------------------
    120,000    Atmel Corporation(1)                                    676,800
-------------------------------------------------------------------------------
     40,000    Broadcom Corp.(1)                                     1,278,000
-------------------------------------------------------------------------------
    250,000    California Micro Devices
               Corporation(1)                                        2,117,500
-------------------------------------------------------------------------------
     80,000    Cirrus Logic Inc.(1)                                    652,800
-------------------------------------------------------------------------------
     20,000    Intel Corp.                                             661,000
-------------------------------------------------------------------------------
     20,000    KLA-Tencor Corp.(1)                                   1,146,600
-------------------------------------------------------------------------------
     35,000    Lam Research Corp.(1)                                 1,005,900
-------------------------------------------------------------------------------
     35,000    Mattson Technology Inc.(1)                              497,350
-------------------------------------------------------------------------------
     45,000    Microsemi Corporation(1)                                931,500
-------------------------------------------------------------------------------
     75,000    MIPS Technologies Inc. Cl A(1)                          367,500
-------------------------------------------------------------------------------
     25,000    Photronics Inc.(1)                                      538,500
-------------------------------------------------------------------------------
     60,000    PLX Technology Inc.(1)                                  500,400
-------------------------------------------------------------------------------
     60,000    RF Micro Devices Inc.(1)                                702,600
-------------------------------------------------------------------------------
     55,000    Texas Instruments Inc.                                1,590,600
-------------------------------------------------------------------------------
     45,000    Xicor Inc.(1)                                           509,400
-------------------------------------------------------------------------------
                                                                    15,011,950
-------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

--------
9

Veedot - Schedule of Investments

OCTOBER 31, 2003

Shares                                                               Value
-------------------------------------------------------------------------------

SPECIALTY STORES -- 3.4%
-------------------------------------------------------------------------------
     25,000    Barnes & Noble Inc.(1)                             $    745,000
-------------------------------------------------------------------------------
     35,000    BJ's Wholesale Club Inc.(1)                             899,150
-------------------------------------------------------------------------------
     20,000    Borders Group Inc.(1)                                   453,000
-------------------------------------------------------------------------------
     60,000    Circuit City Stores-Circuit
               City Group                                              572,400
-------------------------------------------------------------------------------
     15,000    CVS Corp.                                               527,700
-------------------------------------------------------------------------------
     20,000    Electronics Boutique Holdings
               Corporation(1)                                          569,000
-------------------------------------------------------------------------------
     15,000    Home Depot, Inc.                                        556,050
-------------------------------------------------------------------------------
     30,000    Pep Boys-Manny,
               Moe & Jack (The)                                        576,900
-------------------------------------------------------------------------------
    180,000    Rite Aid Corp.(1)                                     1,031,400
-------------------------------------------------------------------------------
     65,000    Sotheby's Holdings Cl A(1)                              692,250
-------------------------------------------------------------------------------
     30,000    Staples, Inc.(1)                                        804,600
-------------------------------------------------------------------------------
     20,000    Tiffany & Co.                                           949,000
-------------------------------------------------------------------------------
                                                                     8,376,450
-------------------------------------------------------------------------------

TELEPHONE -- 0.4%
-------------------------------------------------------------------------------
     50,000    Covad Communications
               Group Inc.(1)                                           219,000
-------------------------------------------------------------------------------
     17,500    SureWest Communications                                 697,725
-------------------------------------------------------------------------------
                                                                       916,725
-------------------------------------------------------------------------------

THRIFTS -- 0.4%
-------------------------------------------------------------------------------
     40,000    Flagstar Bancorp Inc.                                   892,000
-------------------------------------------------------------------------------

TRUCKING & SHIPPING &
AIR FREIGHT -- 0.4%
-------------------------------------------------------------------------------
     20,000    Marten Transport Ltd.(1)                                520,800
-------------------------------------------------------------------------------
      7,500    United Parcel Service, Inc. Cl B                        543,900
-------------------------------------------------------------------------------
                                                                     1,064,700
-------------------------------------------------------------------------------

Shares                                                               Value
-------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATIONS -- 1.5%
-------------------------------------------------------------------------------
     45,000   Brightpoint Inc.(1)                                 $  1,289,250
-------------------------------------------------------------------------------
     35,000   LCC International Inc. Cl A(1)                           212,800
-------------------------------------------------------------------------------
     35,000   Nextel Communications, Inc.(1)                           847,000
-------------------------------------------------------------------------------
     80,000   Sierra Wireless(1)                                     1,340,000
-------------------------------------------------------------------------------
                                                                     3,689,050
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $206,190,362)                                                240,017,683
-------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS -- 1.3%
Repurchase Agreement, Morgan Stanley Group, Inc.,
(U.S. Treasury obligations),
in a joint trading account at 0.96%,
dated 10/31/03, due 11/03/03
(Delivery value $3,200,256)
(Cost $3,200,000)                                                    3,200,000
-------------------------------------------------------------------------------

TOTAL INVESTMENT  SECURITIES -- 100.0%
(Cost $209,390,362)                                               $243,217,683
===============================================================================

NOTES TO SCHEDULE OF INVESTMENTS

(1)  Non-income producing.

See Notes to Financial Statements.

--------
10

Statement of Assets and Liabilities

OCTOBER 31, 2003

ASSETS
-------------------------------------------------------------------------------
Investment securities, at value (cost of $209,390,362)            $243,217,683
--------------------------------------------------------
Cash                                                                    99,171
--------------------------------------------------------
Receivable for investments sold                                      7,132,951
--------------------------------------------------------
Dividends and interest receivable                                       64,379
-------------------------------------------------------------------------------
                                                                   250,514,184
-------------------------------------------------------------------------------

LIABILITIES
-------------------------------------------------------------------------------
Payable for investments purchased                                    9,033,480
--------------------------------------------------------
Accrued management fees                                                298,650
-------------------------------------------------------------------------------
                                                                     9,332,130
-------------------------------------------------------------------------------
NET ASSETS                                                        $241,182,054
===============================================================================

NET ASSETS CONSIST OF:
-------------------------------------------------------------------------------
Capital (par value and paid-in surplus)                           $342,889,726
--------------------------------------------------------
Accumulated net realized loss on investment transactions          (135,534,993)
--------------------------------------------------------
Net unrealized appreciation on investments                          33,827,321
-------------------------------------------------------------------------------
                                                                  $241,182,054
===============================================================================

INVESTOR CLASS, $0.01 PAR VALUE
-------------------------------------------------------------------------------
Net assets                                                        $228,723,805
--------------------------------------------------------
Shares outstanding                                                  45,828,304
--------------------------------------------------------
Net asset value per share                                                $4.99
-------------------------------------------------------------------------------

INSTITUTIONAL CLASS, $0.01 PAR VALUE
-------------------------------------------------------------------------------
Net assets                                                         $12,458,249
--------------------------------------------------------
Shares outstanding                                                   2,481,119
--------------------------------------------------------
Net asset value per share                                                $5.02
-------------------------------------------------------------------------------

See Notes to Financial Statements.

--------
11

Statement of Operations

YEAR ENDED OCTOBER 31, 2003

INVESTMENT LOSS
-------------------------------------------------------------------------------
INCOME:

Dividends (net of foreign taxes withheld of $135)                 $  1,608,388
--------------------------------------------------------
Interest                                                                40,800
-------------------------------------------------------------------------------
                                                                     1,649,188
-------------------------------------------------------------------------------

EXPENSES:

Management fees                                                      3,009,421
--------------------------------------------------------
Directors' fees and expenses                                             2,919
--------------------------------------------------------
Other expenses                                                           2,903
-------------------------------------------------------------------------------
                                                                     3,015,243
-------------------------------------------------------------------------------

NET INVESTMENT LOSS                                                 (1,366,055)
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN
-------------------------------------------------------------------------------
Net realized gain on investment transactions                        38,753,396
--------------------------------------------------------
Change in net unrealized appreciation on investments                22,021,528
-------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN                                    60,774,924
-------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $59,408,869
===============================================================================

See Notes to Financial Statements.

--------
12

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2003 AND OCTOBER 31, 2002
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                       2003            2002
--------------------------------------------------------------------------------

OPERATIONS
--------------------------------------------------------------------------------
Net investment loss                                $ (1,366,055)   $   (705,290)
-----------------------------------------------
Net realized gain (loss)                             38,753,396     (30,555,408)
-----------------------------------------------
Change in net unrealized appreciation                22,021,528       1,516,500
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                            59,408,869     (29,744,198)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------
Net decrease in net assets from
capital share transactions                          (14,387,320)    (14,862,949)
--------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS                45,021,549     (44,607,147)

NET ASSETS
--------------------------------------------------------------------------------
Beginning of period                                 196,160,505     240,767,652
--------------------------------------------------------------------------------
End of period                                      $241,182,054    $196,160,505
================================================================================

See Notes to Financial Statements.

--------
13

Notes to Financial Statements

OCTOBER 31, 2003

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. Veedot Fund (the fund) is one fund in a series issued by the corporation. The fund is non-diversified under the 1940
Act. The fund's investment objective is to seek long-term capital growth. The fund pursues its objective by investing primarily in common stocks that management believes to have better than average prospects for appreciation. The fund generally invests in companies with small, medium, and large market capitalization. The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue the Investor Class, the
Institutional Class and the Advisor Class. The share classes differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets. Sale of the Advisor Class had not commenced as of October 31, 2003.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes are valued through a commercial pricing service. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the
Board of Directors.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of  discounts and amortization of premiums.

FUTURES CONTRACTS -- The fund may enter into futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment
Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction  be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S.
Treasury or Agency obligations.

(continued)

--------
14

Notes to Financial Statements

OCTOBER 31, 2003

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code.
Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee per class. The
Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered
"interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly in arrears based on each class's pro rata share of the fund's average daily closing net assets during the previous month.

The annual management fee schedule for each class is as follows:

------------------------------------------------------------------------------
                                  INVESTOR     INSTITUTIONAL      ADVISOR
                                    CLASS          CLASS           CLASS
------------------------------------------------------------------------------
FUND AVERAGE NET ASSETS
----------------------------
First $500 million                  1.50%          1.30%          1.25%
------------------------------------------------------------------------------
Next $500 million                   1.45%          1.25%          1.20%
------------------------------------------------------------------------------
Over $1 billion                     1.40%          1.20%          1.15%
------------------------------------------------------------------------------

The effective annual management fee for the year ended October 31, 2003, was 1.50% and 1.30% for the Investor and Institutional Classes, respectively.

DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a Master
Distribution and Shareholder Services Plan (the plan) for the Advisor Class, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the Advisor Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25% and an annual service fee equal to 0.25%. The fees are computed daily and paid monthly in arrears based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. The service fee provides compensation for shareholder and administrative services rendered by ACIS, its affiliates or independent third party providers. No fees were incurred under the plan during the year ended October 31, 2003, as sale of the
Advisor Class had not yet commenced.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment manager, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services Corporation.

During the year ended October 31, 2003, the fund invested in a money market fund for temporary purposes, which was managed by J.P. Morgan Investment Management,
Inc. (JPMIM). JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co.
(JPM). JPM is an equity investor in ACC. The fund has a bank line of credit agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a wholly owned subsidiary of JPM.

(continued)

--------
15

Notes to Financial Statements

OCTOBER 31, 2003

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2003, were $825,069,109 and $841,441,794, respectively.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the fund were as follows:

-------------------------------------------------------------------------------
                                                     SHARES          AMOUNT
-------------------------------------------------------------------------------

INVESTOR CLASS
-------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2003

SHARES AUTHORIZED                                  200,000,000
===============================================================================
Sold                                                 2,905,735    $ 12,117,434
--------------------------------------------
Redeemed                                            (6,820,595)    (27,227,637)
-------------------------------------------------------------------------------
Net decrease                                        (3,914,860)   $(15,110,203)
===============================================================================
YEAR ENDED OCTOBER 31, 2002

SHARES AUTHORIZED                                  200,000,000
===============================================================================
Sold                                                 2,795,235    $ 12,674,077
--------------------------------------------
Redeemed                                            (6,537,630)    (27,838,795)
-------------------------------------------------------------------------------
Net decrease                                        (3,742,395)   $(15,164,718)
===============================================================================

INSTITUTIONAL CLASS
-------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2003

SHARES AUTHORIZED                                   50,000,000
===============================================================================
Sold                                                   648,297     $ 2,730,343
--------------------------------------------
Redeemed                                              (467,938)     (2,007,460)
-------------------------------------------------------------------------------
Net increase                                           180,359     $   722,883
===============================================================================
YEAR ENDED OCTOBER 31, 2002

SHARES AUTHORIZED                                   50,000,000
===============================================================================
Sold                                                   532,774     $ 2,369,124
--------------------------------------------
Redeemed                                              (462,472)     (2,067,355)
-------------------------------------------------------------------------------
Net increase                                            70,302     $   301,769
===============================================================================

ADVISOR CLASS
-------------------------------------------------------------------------------
SHARES AUTHORIZED                                   50,000,000
===============================================================================

5. BANK LINE OF CREDIT

The fund, along with certain other funds managed by ACIM, has a $620,000,000 unsecured bank line of credit agreement with JPMCB, which was renewed from
$650,000,000 effective December 17, 2002. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the year ended October 31, 2003.

(continued)

--------
16

Notes to Financial Statements

OCTOBER 31, 2003

6. FEDERAL TAX INFORMATION

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among  certain capital accounts on the financial statements. There were no distributions made during the years ended October 31, 2003 and October 31, 2002.

As of October 31, 2003, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

--------------------------------------------------------------------------------
COMPONENTS OF DISTRIBUTABLE EARNINGS AND TAX COST
--------------------------------------------------------------------------------
Federal tax cost of investments                                    $210,801,802
================================================================================
Gross tax appreciation of investments                               $34,401,051
---------------------------------------------------
Gross tax depreciation of investments                                (1,985,170)
--------------------------------------------------------------------------------
Net tax appreciation of investments                                 $32,415,881
================================================================================
Undistributed ordinary income                                                --
--------------------------------------------------------------------------------
Accumulated capital losses                                        $(134,123,553)
--------------------------------------------------------------------------------

The difference between book-basis and tax-basis cost and unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales and return of capital dividends received.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers expire in 2008 through 2010.

--------
17

Veedot - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)
---------------------------------------------------------------------------------------------
                                                                   INVESTOR CLASS
---------------------------------------------------------------------------------------------
                                                       2003      2002      2001       2000(1)
---------------------------------------------------------------------------------------------

PER-SHARE DATA
---------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                  $3.77     $4.32     $5.92        $5.00
---------------------------------------------------------------------------------------------
Income From Investment Operations
--------------------------------------------------
  Net Investment Loss(2)                              (0.03)    (0.01)     --(3)       (0.06)
--------------------------------------------------
  Net Realized and Unrealized Gain (Loss)              1.25     (0.54)    (1.60)        0.98
---------------------------------------------------------------------------------------------
  Total From Investment Operations                     1.22     (0.55)    (1.60)        0.92
---------------------------------------------------------------------------------------------
Net Asset Value, End of Period                        $4.99     $3.77     $4.32        $5.92
=============================================================================================
  TOTAL RETURN(4)                                     32.36%   (12.73)%  (27.03)%      18.40%
=============================================================================================

RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets      1.50%      1.50%     1.50%    1.50%(5)
--------------------------------------------------
Ratio of Net Investment Loss to Average Net Assets   (0.68)%    (0.31)%   (0.09)%  (0.92)%(5)
--------------------------------------------------
Portfolio Turnover Rate                                 415%       330%      410%        250%
--------------------------------------------------
Net Assets, End of Period (in thousands)            $228,724   $187,451  $231,108    $352,130
---------------------------------------------------------------------------------------------

(1)  November 30, 1999 (inception) through October 31, 2000.

(2)  Computed using average shares outstanding throughout the period.

(3)  Per-share amount was less than $0.005.

(4)  Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect redemption fees. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5)  Annualized.

See Notes to Financial Statements.

--------
18

Veedot - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)
------------------------------------------------------------------------------------------
                                                          INSTITUTIONAL CLASS
------------------------------------------------------------------------------------------
                                                 2003      2002       2001       2000(1)
------------------------------------------------------------------------------------------

PER-SHARE DATA
------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $3.79     $4.33      $5.92        $6.12
------------------------------------------------------------------------------------------
Income From Investment Operations
--------------------------------------------
  Net Investment Income (Loss)(2)               (0.02)     --(3)      0.01        (0.01)
--------------------------------------------
  Net Realized and Unrealized Gain (Loss)        1.25     (0.54)     (1.60)       (0.19)
------------------------------------------------------------------------------------------
  Total From Investment Operations               1.23     (0.54)     (1.59)       (0.20)
------------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $5.02     $3.79      $4.33        $5.92
==========================================================================================
  TOTAL RETURN(4)                               32.45%   (12.47)%   (26.86)%      (3.27)%
==========================================================================================

RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------
Ratio of Operating Expenses to
Average Net Assets                               1.30%      1.30%      1.30%     1.30%(5)
--------------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                           (0.48)%    (0.11)%     0.11%    (0.52)%(5)
--------------------------------------------
Portfolio Turnover Rate                            415%       330%      410%       250%(6)
--------------------------------------------
Net Assets, End of Period (in thousands)       $12,458     $8,709     $9,659      $12,218
------------------------------------------------------------------------------------------
(1)  August 1, 2000 (commencement of sale) through October 31, 2000.

(2)  Computed using average shares outstanding throughout the period.

(3)  Per-share amount was less than $0.005.

(4)  Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect redemption fees. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5)  Annualized.

(6)  Portfolio turnover is calculated at the fund level. Percentage indicated
     was calculated for the period November 30, 1999 (inception of fund)
     through October 31, 2000.

See Notes to Financial Statements.

--------
19

Independent Auditors' Report

The Board of Directors and Shareholders,
American Century Mutual Funds, Inc:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Veedot Fund, (the "Fund"), one of the funds comprising American Century Mutual Funds, Inc., as of October 31, 2003, and the
related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2003 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Veedot Fund as of
October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
December 5, 2003

--------
20

Management

The individuals listed below serve as directors or officers of the fund. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is
75, although the remaining independent directors may temporarily waive this requirement on a case-by-case basis. Those listed as interested directors are
"interested" primarily by virtue of their engagement as officers of American
Century Companies, Inc. (ACC) or its wholly-owned subsidiaries, including the fund's investment advisor, American Century Investment Management, Inc. (ACIM);
the fund's principal underwriter, American Century Investment Services, Inc.
(ACIS); and the fund's transfer agent, American Century Services Corporation
(ACSC).

The other directors (more than two-thirds of the total number) are independent;
that is, they are not employees or officers of, and have no financial interest in, ACC or any of its wholly-owned subsidiaries, including ACIM, ACIS, and ACSC

All persons named as officers of the also serve in similar capacities for other funds advised by ACIM. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

INDEPENDENT DIRECTORS

THOMAS A. BROWN (63), 4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 22
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Strategic Account Implementation
Manager, Applied Industrial Technologies, Inc., a corporation engaged in the sale of bearings and power transmission products
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 39
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
ROBERT W. DOERING, M.D. (71), 4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director Emeritus(1)
LENGTH OF TIME SERVED (YEARS): 1
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly a general surgeon
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 39
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
ANDREA C. HALL, PH.D. (58), 4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 5
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, Midwest
Research Institute
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 39
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Midwest Research Institute
--------------------------------------------------------------------------------

(1)  Dr. Robert Doering resigned as full-time director, effective November 5,
     2001, after serving in such capacity for 33 years. Dr. Doering continues to serve the board in an advisory capacity. His position as Director Emeritus is an advisory position and involves attendance at one board meeting per year to review prior year-end results for the funds. He receives all regular board communications, including monthly mailings, industry newsletters, email communications, and company information, but not quarterly board and committee materials relating to meetings that he does not attend. Dr. Doering is not a director or a member of the board and has no voting power relating to any matters relating to fund operations. He is not an interested person of the funds or ACIM. He receives an annual stipend of $2,500 for his services.

                                                                    (continued)

--------
21

Management

INDEPENDENT DIRECTORS
--------------------------------------------------------------------------------
D.D. (DEL) HOCK (68), 4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 6
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Chairman,
Public Service Company of Colorado
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 39
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Allied Motion
Technologies, Inc. and J.D. Edwards & Company
--------------------------------------------------------------------------------
DONALD H. PRATT (65), 4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director, Vice Chairman of the Board
LENGTH OF TIME SERVED (YEARS): 7
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Western Investments,
Inc.; Chairman of the Board, Butler Manufacturing Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 39
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Butler Manufacturing Company;
Director, Atlas-Copco, North America Inc.
--------------------------------------------------------------------------------
GALE E. SAYERS (60), 4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 2
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive
Officer, and Founder, Sayers Computer Source
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 39
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
M. JEANNINE STRANDJORD (57), 4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 8
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President,
Finance--Global Markets Group, Sprint Corporation
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 39
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems, Inc.
--------------------------------------------------------------------------------
TIMOTHY S. WEBSTER (41), 4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 1
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, American Italian Pasta Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 39
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

INTERESTED DIRECTORS
--------------------------------------------------------------------------------

JAMES E. STOWERS, JR. (79)(1), 4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director, Chairman of the Board
LENGTH OF TIME SERVED (YEARS): 44
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Director, and
controlling shareholder, ACC; Chairman, ACSC, and other ACC subsidiaries;
Director, ACIM, ACSC, and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 39
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
JAMES E. STOWERS III (44)(1), 4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 12
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Co-Chairman, ACC (September 2000 to
present);  Chief Executive Officer, ACC (June 1996 to September 2000); Director,
ACC, ACIM, ACSC, and  other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 39
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
(1)  James E. Stowers, Jr. is the father of James E. Stowers III.

                                                                    (continued)

--------
22

Management

OFFICERS
--------------------------------------------------------------------------------
WILLIAM M. LYONS (48), 4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: President
LENGTH OF TIME SERVED (YEARS): 2
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer, ACC and
other ACC subsidiaries (September 2000 to present); President, ACC (June 1997 to present); President, ACIM (September 2002 to present); President, ACIS
(July 2003 to present); Chief Operating Officer, ACC (June 1996 to
September 2000); Also serves as: Executive Vice President, ACSC and other
ACC subsidiaries
--------------------------------------------------------------------------------
ROBERT T. JACKSON (57), 4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Executive Vice President
LENGTH OF TIME SERVED (YEARS): 2
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Administrative Officer, ACC
(August 1997 to present); Chief Financial Officer, ACC (May 1995 to present);
President, ACSC (January 1999 to present); Executive Vice President, ACC (May
1995 to present); Also serves as: Executive Vice President and  Chief Financial
Officer, ACIM, ACIS, and other ACC subsidiaries
--------------------------------------------------------------------------------
MARYANNE ROEPKE, CPA (47), 4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Senior Vice President, Treasurer, and Chief
Accounting Officer
LENGTH OF TIME SERVED (YEARS): 2
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President (April 1998
to present) and  Assistant Treasurer (September 1985 to present), ACSC
--------------------------------------------------------------------------------
DAVID C. TUCKER (45), 4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Senior Vice President and General Counsel
LENGTH OF TIME SERVED (YEARS): 4
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, ACIM, ACIS,
ACSC, and other ACC subsidiaries (June 1998 to present); General Counsel, ACC,
ACIM, ACIS, ACSC, and other ACC subsidiaries (June 1998 to present)
--------------------------------------------------------------------------------
ROBERT LEACH (37), 4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Controller
LENGTH OF TIME SERVED (YEARS): 6
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACSC (February
2000 to present); Controller-Fund Accounting, ACSC (June 1997 to present)
--------------------------------------------------------------------------------
JON ZINDEL (36), 4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Tax Officer
LENGTH OF TIME SERVED (YEARS): 5
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, Corporate Tax, ACSC
(April 1998 to present); Vice President, ACIM, ACIS, and other ACC subsidiaries
(April 1999 to present); President, American Century Employee Benefit
Services, Inc. (January 2000 to December 2000); Treasurer,  American Century
Employee Benefit Services, Inc. (December 2000 to present); Treasurer,
American Century Ventures, Inc. (December 1999 to January 2001)
--------------------------------------------------------------------------------

The SAI has additional information about the fund's directors and is available without charge upon request by calling 1-800-345-2021.

--------
23

Share Class Information

Three classes of shares are authorized for sale by Veedot: Investor Class,
Institutional Class, and Advisor Class. The total expense ratio for Advisor
Class shares is higher than that of Investor Class shares. The total expense ratio for Institutional Class shares is lower.

INVESTOR CLASS shares are available for purchase - in two ways: 1) directly from
American Century without any commissions or other fees; or 2) through a broker-dealer, which may require payment of a transaction fee to the broker.

INSTITUTIONAL CLASS shares are available to large investors such as endowments, foundations, and retirement plans, and to financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million ($3 million for endowments and foundations) in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of
Institutional Class shares is 0.20% less than the total expense ratio of
Investor Class shares.

ADVISOR CLASS shares are sold primarily through institutions such as investment advisors, banks, broker-dealers, insurance companies, and financial advisors.
Advisor Class shares are subject to a 0.50% annual Rule 12b-1 service and distribution fee. The total expense ratio of Advisor Class shares is 0.25%
higher than the total expense ratio of Investor Class shares.

All classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences.

--------
24

Additional Information

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain 403(b),
457, and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's manager, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the manager uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century's Web site at
www.americancentury.com and on the Securities and Exchange Commission's Web site at www.sec.gov.

--------
25

Index Definition

The following indices are used to illustrate investment market, sector,  or style performance or to serve as fund performance comparisons. They are not investment products available  for purchase.

The WILSHIRE 5000 TOTAL MARKET INDEX measures the performance of all U.S.
headquartered equity securities with readily available price data.

The S&P 500 INDEX is a market-value weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

The RUSSELL 3000 INDEX is a market-capitalization weighted index created by
Frank Russell Company to measure the performance of the 3,000 largest publicly traded U.S. companies.

--------
26

Notes

--------
27

Notes

--------
28

[inside back cover]

[back cover]

CONTACT US

WWW.AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR RELATIONS:
1-800-345-2021 or 816-531-5575

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT MANAGER:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

                                                                  PRSRT STD
                                                             U.S. POSTAGE PAID
                                                              AMERICAN CENTURY
                                                                  COMPANIES

American Century Investments
P.O. Box 419200
Kansas City, MO 64141-6200

0312                                American Century Investment Services, Inc.
SH-ANN-36522S                    (c)2003 American Century Services Corporation

[Front cover]

October 31, 2003

[graphic of chart]

American Century
Annual Report

[graphic of starfish]

[graphic of two steel bridges]

Capital Value

                                 [american century logo and text logo (reg. sm)]

[inside front cover]

Our Message to You........................................................  1

CAPITAL VALUE

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Portfolio Commentary reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American
Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

Our Message to You

[photo of James E. Stowers III with James E. Stowers, Jr.]

James E. Stowers III  with James E. Stowers, Jr.

We are pleased to provide you with the annual report for the American Century
Capital Value Fund (formerly Tax-Managed Value Fund) for the year ended October
31, 2003.

The report includes comparative performance figures, commentary, summary tables, a full list of portfolio holdings and financial statements and highlights. We hope you find this information helpful in monitoring your investment.

Many of you have called or written to express your concern about allegations of wrongdoing by other mutual fund investment management firms. We share your concern--fund companies must put investors first and do everything possible to maintain investor trust. Through the Investment Company Institute, the mutual fund trade association, American Century has advocated industry-wide proposals that strengthen protections for fund investors. We believe that decisive action is needed to show that we are committed, as an industry, to the interests of the
95 million investors we serve.

As information about alleged trading abuses in the mutual fund industry has come to light, we have posted messages and commentary about these issues on
www.americancentury.com. Beyond what's currently in the headlines, American
Century has been a champion of many important investor and industry issues, which are outlined in a document titled Putting Investors First. We invite you to visit our Web site and read about how our values have influenced these positions.

As always, we deeply appreciate your investment with American Century.

Sincerely,

/s/ of James E. Stowers, Jr.

      James E. Stowers, Jr.
      Founder and Chairman

/s/ of James E. Stowers III

      James E. Stowers III
      Co-Chairman of the Board

------
1

Capital Value - Performance

TOTAL RETURNS AS OF OCTOBER 31, 2003
                                                      --------------
                                                      AVERAGE ANNUAL
                                                         RETURNS
--------------------------------------------------------------------------------
                                                        SINCE         INCEPTION
                                           1 YEAR     INCEPTION         DATE
--------------------------------------------------------------------------------
INVESTOR CLASS                             21.67%       4.64%         3/31/1999
   Return After-Tax on Distributions(1)    21.06%       4.20%
   Return After-Tax on Distributions
   and Sale of Shares(1)                   13.97%       3.69%
--------------------------------------------------------------------------------
RUSSELL 1000 VALUE INDEX                   22.87%       1.93%            --
--------------------------------------------------------------------------------
Institutional Class                        22.07%       0.89%         3/1/2002
   Return After-Tax on Distributions(1)    21.38%       0.54%
   Return After-Tax on Distributions
   and Sale of Shares(1)                   14.22%       0.51%
--------------------------------------------------------------------------------
Advisor Class                                 --       12.91%(2)      5/14/2003
--------------------------------------------------------------------------------
(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(2) Returns for periods less than one year are not annualized.

GROWTH OF $10,000 OVER LIFE OF CLASS

$10,000 investment made March 31, 1999

ONE-YEAR RETURNS OVER LIFE OF CLASS

Periods ended October 31
--------------------------------------------------------------------------------
                                1999*     2000       2001       2002       2003
--------------------------------------------------------------------------------
Investor Class                  3.60%     7.23%     -0.47%     -8.49%     21.67%
--------------------------------------------------------------------------------
Russell 1000 Value Index        6.15%     5.52%    -11.86%    -10.02%     22.87%
--------------------------------------------------------------------------------
* From 3/31/99, the Investor Class's inception date. Not annualized.

The charts on the performance page give historical return data for the fund.
Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. Unless otherwise indicated, the charts are based on Investor Class shares; performance for other classes will vary due to differences in fee structures. Past performance does not guarantee future results. The Growth of $10,000 chart and One-Year Returns chart do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of the fund shares. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

------
2

Capital Value - Portfolio Commentary

[photo of Chuck Ritter and Mark Mallon]

A portfolio commentary from Chuck Ritter and Mark Mallon, portfolio managers on the Capital Value investment team.

Capital Value advanced 21.67%* during the 12 months ended October 31, 2003, trailing its benchmark, the Russell 1000 Value Index, which gained 22.87%.

During the 12 months that ended October 31, 2003, major indices tracked by the
Frank Russell Company reported double-digit percentage increases, regardless of investment style. Even though the rally faltered slightly in September, its positive effects were felt throughout Capital Value: for the 12-month period, all of the sectors to which the portfolio was exposed contributed to performance.

Financial stocks, averaging more than 30% of the portfolio's holdings during the period, contributed the most to our results, led by bank holdings, such as
Citigroup, the nation's largest bank. Citigroup's success was attributable to its higher third-quarter dividend, higher second-quarter earnings, and stable credit quality in both its consumer and corporate portfolios. The stock market rally also lifted revenues for securities dealers, helping make Morgan Stanley and Merrill Lynch two of the portfolio's strongest contributors. Within the sector, our progress was restrained by UnumProvident, which was the portfolio's largest detractor after credit agencies downgraded the insurer's ranking.

Consumer cyclical stocks, those that tend to advance as the economy heats up, gained during the period. Among the portfolio's largest contributors was department store Sears Roebuck, which climbed after announcing plans to sell its credit and financial products business to Citigroup. Consumer electronics retailer Best Buy added to performance by maintaining sales momentum and selling off its less profitable Musicland Group. Similarly, consumer services companies contributed, led by McDonald's, which gained as new menu items sparked sales growth.

The second quarter of 2003 saw business spending rise at its fastest rate in

TOP TEN HOLDINGS
AS OF OCTOBER 31, 2003

--------------------------------------------------------------------------------
                                        % OF FUND             % OF FUND
                                       INVESTMENTS           INVESTMENTS
                                          AS OF                 AS OF
                                        10/31/03               4/30/03
--------------------------------------------------------------------------------
Standard and Poor's 500
Depositary Receipt                        4.5%                  4.9%
--------------------------------------------------------------------------------
Citigroup Inc.                            4.4%                  4.2%
--------------------------------------------------------------------------------
Freddie Mac                               3.7%                  3.8%
--------------------------------------------------------------------------------
Exxon Mobil Corp.                         3.6%                  3.7%
--------------------------------------------------------------------------------
SBC Communications Inc.                   2.8%                  2.8%
--------------------------------------------------------------------------------
Royal Dutch Petroleum
Co. New York Shares                       2.5%                  2.5%
--------------------------------------------------------------------------------
Bank of America Corp.                     2.3%                  2.4%
--------------------------------------------------------------------------------
Hewlett-Packard Co.                       1.9%                  1.7%
--------------------------------------------------------------------------------
Wells Fargo & Co.                         1.9%                     -
--------------------------------------------------------------------------------
Altria Group Inc.                         1.8%                  1.5%
--------------------------------------------------------------------------------

*All fund returns referenced in this commentary
are for Investor Class shares.                                    (continued)

------
3

Capital Value - Portfolio Commentary

three years. That helped many of Capital Value's technology holdings, including software maker Computer Associates. The portfolio's computer hardware stocks also advanced, led by PC and printer manufacturer Hewlett-Packard. However, the fund's progress in the technology realm was restrained by its lack of Internet and semiconductor stocks, which also performed well over the period.

Energy companies, especially those involved in energy reserves, also helped the portfolio, as crude oil prices reached a 12-year high in February, slumped as the war began, then rose again later in the period.

Non-cyclicals, companies that make products that consumers tend to purchase regardless of the economic environment, also added to results. A top contributor in this sector was Altria Group, whose Philip Morris USA tobacco unit received a favorable court ruling.

Telecommunications stocks added to performance, thanks, in part, to gains by long-distance providers. However, Verizon, the nation's largest local phone company, declined after it reduced its 2003 earnings outlook because of disappointing demand for business voice and consumer landline services.

While stakes in the health care and utility sectors added to results, both groups produced some of the Capital Value's most significant detractors. Merck, one of the nation's leading drug makers, reduced its 2003 earnings guidance due to disappointing sales, workforce reductions, and implementation of a new distribution program for wholesalers. Rival Schering-Plough reduced its guidance as well, citing a steep decline in prescriptions for Claritin as the drug converted to over-the-counter status.

In the utility area, DTE Energy's share price retreated as revenues were squeezed by several factors, including mild weather, the restoration costs from an April 2003 ice storm, and increased costs for customer service improvements and employee benefits.

As investors hope that the economic recovery continues into 2004, Capital Value will continue to follow its disciplined investment approach--searching for medium to large businesses selling at prices below our view of fair market value.

TOP FIVE INDUSTRIES
AS OF OCTOBER 31, 2003*

--------------------------------------------------------------------------------
                                        % OF FUND            % OF FUND
                                       INVESTMENTS          INVESTMENTS
                                          AS OF                AS OF
                                        10/31/03              4/30/03
--------------------------------------------------------------------------------
Banks                                    16.7%                 14.8%
--------------------------------------------------------------------------------
Energy Reserves
& Production                              8.4%                 10.0%
--------------------------------------------------------------------------------
Telephone                                 6.2%                  6.3%
--------------------------------------------------------------------------------
Financial Services                        5.4%                  5.8%
--------------------------------------------------------------------------------
Drugs                                     3.6%                  4.1%
--------------------------------------------------------------------------------

*Excludes securities in the Diversified industry category. These securities represent investments in diversified pools of underlying securities in multiple industry categories.

TYPES OF INVESTMENTS IN PORTFOLIO
--------------------------------------------------------------------------------
                                          AS OF                AS OF
                                        10/31/03              4/30/03
--------------------------------------------------------------------------------
U.S. Common Stocks                       92.4%                 91.7%
--------------------------------------------------------------------------------
Foreign Stocks                            3.6%                  3.1%
--------------------------------------------------------------------------------
TOTAL EQUITY EXPOSURE                    96.0%                 94.8%
--------------------------------------------------------------------------------
Temporary Cash
Investments                               4.0%                  5.2%
--------------------------------------------------------------------------------

------
4

Capital Value - Schedule of Investments

OCTOBER 31, 2003

Shares                                                              Value
-------------------------------------------------------------------------------
COMMON STOCKS - 96.0%
-------------------------------------------------------------------------------
ALCOHOL - 0.4%
-------------------------------------------------------------------------------
     7,000    Adolph Coors Company Cl B                            $   392,350
-------------------------------------------------------------------------------
APPAREL & TEXTILES - 1.2%
-------------------------------------------------------------------------------
    19,900    Liz Claiborne, Inc.                                      734,111
-------------------------------------------------------------------------------
    12,400    VF Corp.                                                 526,380
-------------------------------------------------------------------------------
                                                                     1,260,491
-------------------------------------------------------------------------------
BANKS - 16.7%
-------------------------------------------------------------------------------
    31,000    Bank of America Corp.                                  2,347,630
-------------------------------------------------------------------------------
    33,000    Bank One Corp.                                         1,400,850
-------------------------------------------------------------------------------
    95,600    Citigroup Inc.                                         4,531,440
-------------------------------------------------------------------------------
    27,800    FleetBoston Financial Corp.                            1,122,842
-------------------------------------------------------------------------------
    29,200    KeyCorp                                                  824,900
-------------------------------------------------------------------------------
    35,200    National City Corp.                                    1,149,632
-------------------------------------------------------------------------------
    22,300    PNC Financial Services Group                           1,194,611
-------------------------------------------------------------------------------
    53,100    U.S. Bancorp                                           1,445,382
-------------------------------------------------------------------------------
    31,000    Wachovia Corp.                                         1,421,970
-------------------------------------------------------------------------------
    34,200    Wells Fargo & Co.                                      1,926,144
-------------------------------------------------------------------------------
                                                                    17,365,401
-------------------------------------------------------------------------------
CHEMICALS - 1.0%
-------------------------------------------------------------------------------
    18,300    PPG Industries, Inc.                                   1,054,995
-------------------------------------------------------------------------------
CLOTHING STORES - 0.7%
-------------------------------------------------------------------------------
    42,600    Limited Brands                                           749,760
-------------------------------------------------------------------------------
COMPUTER HARDWARE &
BUSINESS MACHINES - 1.9%
-------------------------------------------------------------------------------
    88,300    Hewlett-Packard Co.                                    1,969,973
-------------------------------------------------------------------------------
COMPUTER SOFTWARE - 0.8%
-------------------------------------------------------------------------------
    33,600    Computer Associates
              International, Inc.                                      790,272
-------------------------------------------------------------------------------
CONSUMER DURABLES - 0.6%
-------------------------------------------------------------------------------
     9,400    Whirlpool Corp.                                          662,418
-------------------------------------------------------------------------------
DEFENSE/AEROSPACE - 2.5%
-------------------------------------------------------------------------------
    22,300    Boeing Co.                                               858,327
-------------------------------------------------------------------------------
    38,300    Honeywell International Inc.                           1,172,363
-------------------------------------------------------------------------------
    19,600    Raytheon Company                                         519,008
-------------------------------------------------------------------------------
                                                                     2,549,698
-------------------------------------------------------------------------------
DEPARTMENT STORES - 1.8%
-------------------------------------------------------------------------------
    40,700    May Department Stores Co. (The)                        1,137,972
-------------------------------------------------------------------------------
    14,500    Sears, Roebuck & Co.                                     763,135
-------------------------------------------------------------------------------
                                                                     1,901,107
-------------------------------------------------------------------------------
DIVERSIFIED - 4.5%
-------------------------------------------------------------------------------
    43,900    Standard and Poor's
              500 Depositary Receipt                                 4,624,426
-------------------------------------------------------------------------------

Shares                                                                Value
-------------------------------------------------------------------------------
DRUGS - 3.6%
-------------------------------------------------------------------------------
    25,900   Abbott Laboratories                               $     1,103,858
-------------------------------------------------------------------------------
    41,400   Bristol-Myers Squibb Co.                                1,050,318
-------------------------------------------------------------------------------
    36,100   Merck & Co., Inc.                                       1,597,425
-------------------------------------------------------------------------------
                                                                     3,751,601
-------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT - 0.6%
-------------------------------------------------------------------------------
    15,500   Dover Corp.                                               604,810
-------------------------------------------------------------------------------
ELECTRICAL UTILITY - 2.1%
-------------------------------------------------------------------------------
    28,000   American Electric Power                                   789,320
-------------------------------------------------------------------------------
    22,200   Exelon Corporation                                      1,408,590
-------------------------------------------------------------------------------
                                                                     2,197,910
-------------------------------------------------------------------------------
ENERGY RESERVES & PRODUCTION - 8.4%
-------------------------------------------------------------------------------
    17,600   ChevronTexaco Corp.                                     1,307,680
-------------------------------------------------------------------------------
   102,300   Exxon Mobil Corp.                                       3,742,134
-------------------------------------------------------------------------------
    31,400   Occidental Petroleum Corp.                              1,107,164
-------------------------------------------------------------------------------
    57,200   Royal Dutch Petroleum Co.
              New York Shares                                        2,538,536
-------------------------------------------------------------------------------
                                                                     8,695,514
-------------------------------------------------------------------------------
ENVIRONMENTAL SERVICES - 0.8%
-------------------------------------------------------------------------------
    31,100   Waste Management, Inc.                                    806,112
-------------------------------------------------------------------------------
FINANCIAL SERVICES - 5.4%
-------------------------------------------------------------------------------
    68,900   Freddie Mac                                             3,867,357
-------------------------------------------------------------------------------
    34,900   General Electric Co.                                    1,012,449
-------------------------------------------------------------------------------
    13,600   MGIC Investment Corp.                                     697,816
-------------------------------------------------------------------------------
                                                                     5,577,622
-------------------------------------------------------------------------------
FOOD & BEVERAGE - 2.6%
-------------------------------------------------------------------------------
    24,100   H.J. Heinz Company                                        851,453
-------------------------------------------------------------------------------
    23,500   Pepsi Bottling Group Inc.                                 523,815
-------------------------------------------------------------------------------
    30,700   Sara Lee Corp.                                            611,851
-------------------------------------------------------------------------------
    11,700   Unilever N.V. New York Shares                             686,205
-------------------------------------------------------------------------------
                                                                     2,673,324
-------------------------------------------------------------------------------
GAS & WATER UTILITIES - 0.6%
-------------------------------------------------------------------------------
    29,100   NiSource Inc.                                             602,661
-------------------------------------------------------------------------------
GROCERY STORES - 0.7%
-------------------------------------------------------------------------------
    38,700   Kroger Co. (The)(1)                                       676,863
-------------------------------------------------------------------------------
HEAVY ELECTRICAL EQUIPMENT - 0.7%
-------------------------------------------------------------------------------
    12,000   Emerson Electric Co.                                      681,000
-------------------------------------------------------------------------------
HOME PRODUCTS - 1.3%
-------------------------------------------------------------------------------
    16,000   Kimberly-Clark Corp.                                      844,960
-------------------------------------------------------------------------------
    22,500   Newell Rubbermaid Inc.                                    513,000
-------------------------------------------------------------------------------
                                                                     1,357,960
-------------------------------------------------------------------------------
HOTELS - 0.6%
-------------------------------------------------------------------------------
    14,100   Harrah's Entertainment, Inc.                              613,350
-------------------------------------------------------------------------------

See Notes to Financial Statements.                               (continued)

------
5

Capital Value - Schedule of Investments

OCTOBER 31, 2003

Shares                                                             Value
-------------------------------------------------------------------------------
INDUSTRIAL PARTS - 3.5%
-------------------------------------------------------------------------------
    14,300    Black & Decker Corporation                       $       683,683
-------------------------------------------------------------------------------
    15,100    Ingersoll-Rand Company                                   912,040
-------------------------------------------------------------------------------
    14,300    Parker-Hannifin Corp.                                    728,871
-------------------------------------------------------------------------------
    13,500    Snap-on Incorporated                                     396,090
-------------------------------------------------------------------------------
    43,600    Tyco International Ltd.                                  910,368
-------------------------------------------------------------------------------
                                                                     3,631,052
-------------------------------------------------------------------------------
INFORMATION SERVICES - 2.2%
-------------------------------------------------------------------------------
    16,100    Computer Sciences Corp.(1)                               637,882
-------------------------------------------------------------------------------
    37,900    Electronic Data Systems Corp.                            812,955
-------------------------------------------------------------------------------
     9,700    International Business
              Machines Corp.                                           867,956
-------------------------------------------------------------------------------
                                                                     2,318,793
-------------------------------------------------------------------------------
LIFE & HEALTH INSURANCE - 1.6%
-------------------------------------------------------------------------------
    13,500    CIGNA Corp.                                              770,175
-------------------------------------------------------------------------------
    19,600    Torchmark Corp.                                          860,048
-------------------------------------------------------------------------------
                                                                     1,630,223
-------------------------------------------------------------------------------
MEDIA - 0.7%
-------------------------------------------------------------------------------
    44,600    Time Warner Inc.(1)                                      681,934
-------------------------------------------------------------------------------
MEDICAL PRODUCTS & SUPPLIES - 1.3%
-------------------------------------------------------------------------------
    28,200    Baxter International, Inc.                               749,556
-------------------------------------------------------------------------------
    17,400    Becton Dickinson & Co.                                   636,144
-------------------------------------------------------------------------------
                                                                     1,385,700
-------------------------------------------------------------------------------
MEDICAL PROVIDERS & SERVICES - 1.1%
-------------------------------------------------------------------------------
    19,700    HCA Inc.                                                 753,525
-------------------------------------------------------------------------------
    31,000    Tenet Healthcare Corp.(1)                                427,800
-------------------------------------------------------------------------------
                                                                     1,181,325
-------------------------------------------------------------------------------
MINING & METALS - 1.4%
-------------------------------------------------------------------------------
    23,200    Alcoa Inc.                                               732,424
-------------------------------------------------------------------------------
    13,900    Nucor Corp.                                              762,137
-------------------------------------------------------------------------------
                                                                     1,494,561
-------------------------------------------------------------------------------
MOTOR VEHICLES & PARTS - 0.9%
-------------------------------------------------------------------------------
    21,800    General Motors Corp.                                     930,206
-------------------------------------------------------------------------------
OIL REFINING - 1.3%
-------------------------------------------------------------------------------
    24,400    ConocoPhillips                                         1,394,460
-------------------------------------------------------------------------------
OIL SERVICES - 0.5%
-------------------------------------------------------------------------------
    26,800    Transocean Inc.(1)                                       514,292
-------------------------------------------------------------------------------
PROPERTY AND CASUALTY
INSURANCE - 3.5%
-------------------------------------------------------------------------------
    35,600    Allstate Corp.                                         1,406,200
-------------------------------------------------------------------------------
    21,000    Hartford Financial
              Services Group Inc. (The)                              1,152,900
-------------------------------------------------------------------------------
    24,700    Loews Corp.                                            1,062,100
-------------------------------------------------------------------------------
                                                                     3,621,200
-------------------------------------------------------------------------------
PUBLISHING - 1.8%
-------------------------------------------------------------------------------
    24,400    Donnelley (R.R.) & Sons Co.                              634,400
-------------------------------------------------------------------------------
    14,200    Gannett Co., Inc.                                      1,194,362
-------------------------------------------------------------------------------
                                                                     1,828,762
-------------------------------------------------------------------------------

Shares                                                                Value
-------------------------------------------------------------------------------
RAILROADS - 0.8%
-------------------------------------------------------------------------------
    26,900  Burlington Northern
             Santa Fe Corp.                                     $      778,486
-------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUST - 0.5%
-------------------------------------------------------------------------------
    16,800   Equity Residential                                        491,400
-------------------------------------------------------------------------------
RESTAURANTS - 1.4%
-------------------------------------------------------------------------------
    57,700   McDonald's Corporation                                  1,443,077
-------------------------------------------------------------------------------
SECURITIES & ASSET
MANAGEMENT - 3.0%
-------------------------------------------------------------------------------
    25,800   Merrill Lynch & Co., Inc.                               1,527,360
-------------------------------------------------------------------------------
    27,800   Morgan Stanley                                          1,525,386
-------------------------------------------------------------------------------
                                                                     3,052,746
-------------------------------------------------------------------------------
SPECIALTY STORES - 1.0%
-------------------------------------------------------------------------------
    20,200   Blockbuster Inc.                                          389,254
-------------------------------------------------------------------------------
    19,000   CVS Corp.                                                 668,420
-------------------------------------------------------------------------------
                                                                     1,057,674
-------------------------------------------------------------------------------
TELEPHONE - 6.2%
-------------------------------------------------------------------------------
    39,700   AT&T Corp.                                                738,023
-------------------------------------------------------------------------------
    43,400   BellSouth Corp.                                         1,141,854
-------------------------------------------------------------------------------
   119,700   SBC Communications Inc.                                 2,870,406
-------------------------------------------------------------------------------
    52,300   Sprint Corp.                                              836,800
-------------------------------------------------------------------------------
    23,700   Verizon Communications                                    796,320
-------------------------------------------------------------------------------
                                                                     6,383,403
-------------------------------------------------------------------------------
THRIFTS - 1.5%
-------------------------------------------------------------------------------
    34,900   Washington Mutual, Inc.                                 1,526,875
-------------------------------------------------------------------------------
TOBACCO - 1.8%
-------------------------------------------------------------------------------
    39,800   Altria Group Inc.                                       1,850,700
-------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATIONS - 0.5%
-------------------------------------------------------------------------------
    24,000   Vodafone Group plc ADR                                    507,600
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $86,179,639)                                                  99,264,087
-------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS - 4.0%
-------------------------------------------------------------------------------
Repurchase Agreement, Bank of America
Securities, LLC, (U.S. Treasury obligations),
in a joint trading account at 0.95%,
dated 10/31/03, due 11/03/03
(Delivery value $4,100,325)
(Cost $4,100,000)                                                    4,100,000
-------------------------------------------------------------------------------
TOTAL INVESTMENT  SECURITIES - 100.0%
(Cost $90,279,639)                                                $103,364,087
===============================================================================

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depository Receipt

(1) Non-income producing.

See Notes to Financial Statements.

------
6

Statement of Assets and Liabilities

OCTOBER 31, 2003

ASSETS

Investment securities, at value (cost of $90,279,639)              $103,364,087
-----------------------------------------------------------------
Cash                                                                     65,552
-----------------------------------------------------------------
Receivable for investments sold                                         153,920
-----------------------------------------------------------------
Receivable for capital shares sold                                       44,250
-----------------------------------------------------------------
Dividends and interest receivable                                       169,641
--------------------------------------------------------------------------------
                                                                    103,797,450
--------------------------------------------------------------------------------

LIABILITIES
--------------------------------------------------------------------------------
Payable for investments purchased                                       299,520
-----------------------------------------------------------------
Accrued management fees                                                  92,419
-----------------------------------------------------------------
Distribution fees payable                                                    34
-----------------------------------------------------------------
Service fees payable                                                         34
--------------------------------------------------------------------------------
                                                                        392,007
--------------------------------------------------------------------------------
NET ASSETS                                                         $103,405,443
================================================================================

NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------
Capital (par value and paid-in surplus)                            $ 92,862,494
-----------------------------------------------------------------
Undistributed net investment income                                     923,819
-----------------------------------------------------------------
Accumulated net realized loss on investment transactions            (3,465,318)
-----------------------------------------------------------------
Net unrealized appreciation on investments                           13,084,448
--------------------------------------------------------------------------------
                                                                   $103,405,443
================================================================================
INVESTOR CLASS, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                          $91,960,486
-----------------------------------------------------------------
Shares outstanding                                                   15,682,214
-----------------------------------------------------------------
Net asset value per share                                                 $5.86
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                          $11,243,872
-----------------------------------------------------------------
Shares outstanding                                                    1,914,712
-----------------------------------------------------------------
Net asset value per share                                                 $5.87
--------------------------------------------------------------------------------
ADVISOR CLASS, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                             $201,085
-----------------------------------------------------------------
Shares outstanding                                                       34,332
-----------------------------------------------------------------
Net asset value per share                                                 $5.86
--------------------------------------------------------------------------------

See Notes to Financial Statements.

------
7

Statement of Operations

YEAR ENDED OCTOBER 31, 2003

INVESTMENT INCOME
--------------------------------------------------------------------------------
INCOME:
-----------------------------------------------------------------
Dividends (net of foreign taxes withheld $15,140)                  $  1,954,838
-----------------------------------------------------------------
Interest                                                                 41,614
--------------------------------------------------------------------------------
                                                                      1,996,452
--------------------------------------------------------------------------------

EXPENSES:
-----------------------------------------------------------------
Management fees                                                         821,449
-----------------------------------------------------------------
Distribution fees - Advisor Class                                            90
-----------------------------------------------------------------
Service fees - Advisor Class                                                 90
-----------------------------------------------------------------
Directors' fees and expenses                                              1,061
-----------------------------------------------------------------
Other expenses                                                              429
--------------------------------------------------------------------------------
                                                                        823,119
--------------------------------------------------------------------------------

NET INVESTMENT INCOME                                                 1,173,333
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
Net realized loss on investment transactions                           (879,865)
-----------------------------------------------------------------
Change in net unrealized appreciation on investments                 15,606,843
--------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN                                     14,726,978
--------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $15,900,311
================================================================================

See Notes to Financial Statements.

------
8

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2003 AND OCTOBER 31, 2002
--------------------------------------------------------------------------------
INCREASE IN NET ASSETS                                2003              2002
--------------------------------------------------------------------------------
OPERATIONS
--------------------------------------------------------------------------------
Net investment income                           $  1,173,333         $ 711,741
----------------------------------------------
Net realized gain (loss)                            (879,865)           22,580
----------------------------------------------
Change in net unrealized appreciation             15,606,843        (5,893,252)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                         15,900,311        (5,158,931)
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------
From net investment income:
----------------------------------------------
  Investor Class                                    (722,398)         (537,623)
----------------------------------------------
  Institutional Class                                (55,069)                -
--------------------------------------------------------------------------------
Decrease in net assets from distributions           (777,467)         (537,623)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------
Net increase in net assets from
capital share transactions                        34,078,256        12,358,988
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS                        49,201,100         6,662,434

NET ASSETS
--------------------------------------------------------------------------------
Beginning of period                               54,204,343        47,541,909
--------------------------------------------------------------------------------
End of period                                   $103,405,443        $54,204,34
================================================================================

Undistributed net investment income                 $923,819          $534,897
================================================================================

See Notes to Financial Statements.

------
9

Notes to Financial Statements

OCTOBER 31, 2003

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. Capital Value Fund (formerly Tax-Managed
Value Fund) (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund's investment objective is to seek long-term capital growth. The fund pursues this objective by investing primarily in common stocks that management believes to be undervalued at the time of purchase while attempting to minimize the impact of federal taxes on shareholder returns. The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue the Investor Class, the
Institutional Class and the Advisor Class. The share classes differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets. Sale of the Advisor Class commenced on May 14, 2003.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes are valued through a commercial pricing service. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the
Board of Directors.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment
Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code.
Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

                                                                     (continued)

------
10

Notes to Financial Statements

OCTOBER 31, 2003

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee per class. The
Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered
"interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly in arrears based on each class's pro rata share of the fund's average daily closing net assets during the previous month.

The annual management fee schedule for each class is as follows:

--------------------------------------------------------------------------------
                                INVESTOR      INSTITUTIONAL      ADVISOR
                                  CLASS           CLASS           CLASS
--------------------------------------------------------------------------------
FUND AVERAGE NET ASSETS
--------------------------------------------------------------------------------
First $500 million                1.10%          0.90%            0.85%
--------------------------------------------------------------------------------
Next $500 million                 1.00%          0.80%            0.75%
--------------------------------------------------------------------------------
Over $1 billion                   0.90%          0.70%            0.65%
--------------------------------------------------------------------------------

The effective annual management fee for the year ended October 31, 2003 was
1.10%, 0.90%, and 0.85%, for the Investor, Institutional and Advisor Classes,
respectively.

DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a Master
Distribution and Shareholder Services Plan (the plan) for the Advisor Class, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the Advisor Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25% and an annual service fee equal to 0.25%. The fees are computed daily and paid monthly in arrears based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. The service fee provides compensation for shareholder and administrative services rendered by ACIS, its affiliates or independent third party providers. Fees incurred under the plan during the year ended October 31, 2003, are detailed in the
Statement of Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment manager, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services Corporation.

During the year ended October 31, 2003, the fund invested in a money market fund for temporary purposes, which was managed by J.P. Morgan Investment Management,
Inc. (JPMIM). JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co.
(JPM). JPM is an equity investor in ACC. The fund has a bank line of credit agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a wholly owned subsidiary of JPM.

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2003, were $49,246,226 and $16,217,355 respectively.

                                                                    (continued)

------
11

Notes to Financial Statements

OCTOBER 31, 2003

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the fund were as follows:

-------------------------------------------------------------------------------
                                                      SHARES         AMOUNT
-------------------------------------------------------------------------------
INVESTOR CLASS
-------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2003
SHARES AUTHORIZED                                 150,000,000
===============================================================================
Sold                                                7,059,686       $36,556,98
--------------------------------------------------
Issued in reinvestment of distributions               122,823          606,746
--------------------------------------------------
Redeemed                                           (1,839,155)      (9,565,446)
-------------------------------------------------------------------------------
Net increase                                        5,343,354       $27,598,28
===============================================================================
YEAR ENDED OCTOBER 31, 2002
SHARES AUTHORIZED                                 150,000,000
===============================================================================
Sold                                                2,594,265       $13,819,98
--------------------------------------------------
Issued in reinvestment of distributions                93,495          525,443
--------------------------------------------------
Redeemed                                           (1,166,105)      (6,402,273)
-------------------------------------------------------------------------------
Net increase                                        1,521,655      $ 7,943,155
===============================================================================
INSTITUTIONAL CLASS
-------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2003
SHARES AUTHORIZED                                   15,000,000
===============================================================================
Sold                                                1,478,545       $8,030,416
--------------------------------------------------
Issued in reinvestment of distributions                10,959           54,137
--------------------------------------------------
Redeemed                                             (348,587)      (1,796,602)
-------------------------------------------------------------------------------
Net increase                                        1,140,917       $6,287,951
===============================================================================
PERIOD ENDED OCTOBER 31, 2002(1)
SHARES AUTHORIZED                                  15,000,000
===============================================================================
Sold                                                  828,349       $4,679,830
--------------------------------------------------
Redeemed                                              (54,554)        (263,997)
-------------------------------------------------------------------------------
Net increase                                          773,795       $4,415,833
===============================================================================
ADVISOR CLASS
-------------------------------------------------------------------------------
PERIOD ENDED OCTOBER 31, 2003(2)
SHARES AUTHORIZED                                  50,000,000
===============================================================================
Sold                                                   34,332         $192,017
===============================================================================
(1)  March 1, 2002 (commencement of sale) through October 31, 2002.
(2)  May 14, 2003 (commencement of sale) through October 31, 2003.

                                                                  (continued)

------
12

Notes to Financial Statements

OCTOBER 31, 2003

5. BANK LINE OF CREDIT

The fund, along with certain other funds managed by ACIM, has a $620,000,000 unsecured bank line of credit agreement with JPMCB, which was renewed from
$650,000,000 effective December 17, 2002. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the year ended October 31, 2003.

6. FEDERAL TAX INFORMATION

The tax character of distributions paid during the years ended October 31, 2003 and October 31, 2002 were as follows:

--------------------------------------------------------------------------------
                                                            2003       2002
--------------------------------------------------------------------------------
DISTRIBUTIONS PAID FROM
--------------------------------------------------------------------------------
Ordinary Income                                          $777,467     $537,623
--------------------------------------------------------------------------------
Long-Term Capital Gains                                          -           -
--------------------------------------------------------------------------------

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of October 31, 2003, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

--------------------------------------------------------------------------------
COMPONENTS OF DISTRIBUTABLE EARNINGS AND TAX COST
--------------------------------------------------------------------------------
Federal tax cost of investments                                    $91,036,874
================================================================================
Gross tax appreciation of investments                              $14,074,619
-----------------------------------------------------------------
Gross tax depreciation of investments                               (1,747,406)
--------------------------------------------------------------------------------
Net tax appreciation of investments                                $12,327,213
================================================================================
Undistributed ordinary income                                      $   923,819
-----------------------------------------------------------------
Accumulated capital losses                                         $(2,708,083)
--------------------------------------------------------------------------------

The difference between book-basis and tax-basis cost and unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers expire in 2007 through 2010.

7. OTHER TAX INFORMATION (UNAUDITED)

The following information is provided pursuant to provisions of the Internal
Revenue Code.

For corporate taxpayers, 100.00% of the ordinary income distributions paid during the fiscal year ended October 31, 2003, qualify for the corporate dividends received deduction.

------
13

Capital Value - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

-----------------------------------------------------------------------------------------------------------
                                                                   INVESTOR CLASS
-----------------------------------------------------------------------------------------------------------
                                                2003        2002         2001         2000        1999(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period           $4.88       $5.39        $5.50        $5.18        $5.00
-----------------------------------------------------------------------------------------------------------
Income From Investment Operations
--------------------------------------------
  Net Investment Income                         0.08(2)     0.07(2)      0.06         0.08         0.04
--------------------------------------------
  Net Realized and Unrealized Gain (Loss)       0.97       (0.52)       (0.09)        0.29         0.14
-----------------------------------------------------------------------------------------------------------
  Total From Investment Operations              1.05       (0.45)       (0.03)        0.37         0.18
-----------------------------------------------------------------------------------------------------------
Distributions
--------------------------------------------
  From Net Investment Income                   (0.07)      (0.06)       (0.08)       (0.05)          --
-----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $5.86       $4.88        $5.39        $5.50        $5.18
===========================================================================================================
  TOTAL RETURN(3)                             21.67%     (8.49)%      (0.47)%        7.23%        3.60%

RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average Net Assets                  1.10%        1.10%        1.10%        1.10%       1.10%(4)
--------------------------------------------
Ratio of Net Investment
Income to Average Net Assets                    1.54%        1.32%        1.18%        1.56%       1.14%(4)
--------------------------------------------
Portfolio Turnover Rate                           22%          42%          56%          73%         41%
--------------------------------------------
Net Assets, End of Period (in thousands)      $91,960      $50,425      $47,542      $39,135     $46,132
-----------------------------------------------------------------------------------------------------------

(1) March 31, 1999 (inception) through October 31, 1999.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
14

Capital Value - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

--------------------------------------------------------------------------------
                                                            INSTITUTIONAL CLASS
--------------------------------------------------------------------------------
                                                             2003    2002(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $4.88     $5.87
--------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------------------------------
  Net Investment Income(2)                                   0.09      0.06
-----------------------------------------------------------
  Net Realized and Unrealized Gain (Loss)                    0.97     (1.05)
--------------------------------------------------------------------------------
  Total From Investment Operations                           1.06     (0.99)
--------------------------------------------------------------------------------
Distributions
-----------------------------------------------------------
  From Net Investment Income                                (0.07)        -
-------------------------------------------------------------------------------
Net Asset Value, End of Period                              $5.87     $4.88
================================================================================
  TOTAL RETURN(3)                                           22.07%   (16.87)%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets            0.90%    0.90%(4)
-----------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets         1.74%    1.56%(4)
-----------------------------------------------------------
Portfolio Turnover Rate                                        22%      42%(5)
-----------------------------------------------------------
Net Assets, End of Period (in thousands)                   $11,244   $3,779
--------------------------------------------------------------------------------
(1) March 1, 2002 (commencement of sale) through October 31, 2002.
(2) Computed using average shares outstanding throughout the period.
(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.
(5) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended October 31, 2002.

See Notes to Financial Statements.

------
15

Capital Value - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD ENDED OCTOBER 31
--------------------------------------------------------------------------------
                                                                 ADVISOR CLASS
--------------------------------------------------------------------------------
                                                                       2003(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $5.19
--------------------------------------------------------------------------------
Income From Investment Operations
-------------------------------------------------------------------
 Net Investment Income(2)                                              0.03
-------------------------------------------------------------------
 Net Realized and Unrealized Gain                                      0.64
--------------------------------------------------------------------------------
 Total From Investment Operations                                      0.67
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                        $5.86
================================================================================
TOTAL RETURN(3)                                                      12.91%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets                     1.35%(4)
-------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets                  1.03%(4)
-------------------------------------------------------------------
Portfolio Turnover Rate                                                 22%(5)
-------------------------------------------------------------------
Net Assets, End of Period (in thousands)                               $201
--------------------------------------------------------------------------------
(1) May 14, 2003 (commencement of sale) through October 31, 2003.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value one class and another.
(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended October 31, 2003.

See Notes to Financial Statements.

------
16

Independent Auditors' Report

The Board of Directors and Shareholders,
American Century Mutual Funds, Inc:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Capital Value Fund (formerly Tax-Managed Value
Fund), (the "Fund"), one of the funds comprising American Century Mutual Funds,
Inc., as of October 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2003 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Capital Value Fund
(formerly Tax-Managed Value Fund) as of October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
December 5, 2003

------
17

Management

The individuals listed below serve as directors or officers of the fund. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is
75, although the remaining independent directors may temporarily waive this requirement on a case-by-case basis. Those listed as interested directors are
"interested" primarily by virtue of their engagement as officers of American
Century Companies, Inc. (ACC) or its wholly-owned subsidiaries, including the fund's  investment advisor, American Century Investment Management, Inc. (ACIM);
the fund's principal underwriter, American Century Investment Services, Inc.
(ACIS); and the fund's transfer agent, American Century  Services Corporation
(ACSC).

The other directors (more than two-thirds of the total number) are independent;
that is, they are not employees or officers of, and have no financial interest in, ACC or any of its wholly-owned subsidiaries, including ACIM, ACIS, and ACSC

All persons named as officers of the fund also serve in similar capacities for other funds advised by ACIM. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis.

INDEPENDENT DIRECTORS
--------------------------------------------------------------------------------
THOMAS A. BROWN (63), 4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD
WITH FUND: Director LENGTH OF TIME SERVED (YEARS): 22
PRINCIPAL OCCUPATION(S)
DURING PAST 5 YEARS: Strategic Account Implementation Manager,
Applied Industrial Technologies, Inc., a corporation engaged in the sale of bearings and power transmission products
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 39
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
ROBERT W. DOERING, M.D. (71), 4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director Emeritus(1)
LENGTH OF TIME SERVED (YEARS): 1
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly a general surgeon
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 39
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
ANDREA C. HALL, PH.D. (58), 4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 5
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President,
Midwest Research Institute
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 39
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Midwest Research Institute
--------------------------------------------------------------------------------

(1) Dr. Robert Doering resigned as full-time director, effective November 5,
    2001, after serving in such capacity for 33 years. Dr. Doering continues to serve the board in an advisory capacity. His position as Director Emeritus is an advisory position and involves attendance at one board meeting per year to review prior year-end results for the funds. He receives all regular board communications, including monthly mailings, industry newsletters, email communications, and company information, but not quarterly board and committee materials relating to meetings that he does not attend. Dr. Doering is not a director or a member of the board and has no voting power relating to any matters relating to fund operations. He is not an interested person of the funds or ACIM. He receives an annual stipend of $2,500 for his services.

                                                                     (continued)

------
18

Management

--------------------------------------------------------------------------------
INDEPENDENT DIRECTORS (CONTINUED)
--------------------------------------------------------------------------------
D.D. (DEL) HOCK (68), 4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 6
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Chairman,
Public Service Company of Colorado
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 39
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Allied Motion Technologies, Inc.
and J.D. Edwards & Company
--------------------------------------------------------------------------------
DONALD H. PRATT (65), 4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director, Vice Chairman of the Board
LENGTH OF TIME SERVED (YEARS): 7
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Western Investments,
Inc.; Chairman of the Board, Butler Manufacturing Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 39
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Butler Manufacturing Company;
Director, Atlas-Copco, North America Inc.
--------------------------------------------------------------------------------
GALE E. SAYERS (60), 4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 2
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive
Officer, and Founder, Sayers Computer Source
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 39
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
M. JEANNINE STRANDJORD (57), 4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 8
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President,
Finance--Global Markets Group, Sprint Corporation
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 39
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems, Inc.
--------------------------------------------------------------------------------
TIMOTHY S. WEBSTER (41), 4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 1
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief
Executive Officer, American Italian Pasta Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 39
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INTERESTED DIRECTORS
--------------------------------------------------------------------------------
JAMES E. STOWERS, JR. (79)(1), 4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director, Chairman of the Board
LENGTH OF TIME SERVED (YEARS): 44
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Director, and
controlling shareholder, ACC; Chairman, ACSC and other ACC subsidiaries;
Director, ACIM, ACSC, and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 39
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
JAMES E. STOWERS III (44)(1), 4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 12
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Co-Chairman, ACC (September 2000 to
present);  Chief Executive Officer, ACC (June 1996 to September 2000); Director,
ACC, ACIM, ACSC, and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 39
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

(1)  James E. Stowers, Jr. is the father of James E. Stowers III.

                                                                     (continued)

------
19

Management

--------------------------------------------------------------------------------
OFFICERS
--------------------------------------------------------------------------------
WILLIAM M. LYONS (48), 4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: President
LENGTH OF TIME SERVED (YEARS): 2
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer,
ACC and other ACC subsidiaries (September 2000 to present); President, ACC
(June 1997 to present); President, ACIM (September 2002 to present); President,
ACIS (July 2003 to present); Chief Operating Officer, ACC
(June 1996 to September 2000); Also serves as: Executive Vice President,
ACSC and other ACC subsidiaries
--------------------------------------------------------------------------------
ROBERT T. JACKSON (57), 4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Executive Vice President
LENGTH OF TIME SERVED (YEARS): 2
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Administrative Officer, ACC
(August 1997 to present); Chief Financial Officer, ACC (May 1995 to present);
President, ACSC (January 1999 to present); Executive Vice President, ACC (May
1995 to present); Also serves as: Executive Vice President and Chief Financial
Officer, ACIM, ACIS, and other ACC subsidiaries
--------------------------------------------------------------------------------
MARYANNE ROEPKE, CPA (47), 4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Senior Vice President, Treasurer, and
Chief Accounting Officer
LENGTH OF TIME SERVED (YEARS): 2
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President
(April 1998 to present) and Assistant Treasurer
(September 1985 to present), ACSC
--------------------------------------------------------------------------------
DAVID C. TUCKER (45), 4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Senior Vice President and General Counsel
LENGTH OF TIME SERVED (YEARS): 4
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President,
ACIM, ACIS, ACSC, and other ACC subsidiaries (June 1998 to present); General
Counsel, ACC, ACIM, ACIS, ACSC, and other ACC subsidiaries (June 1998 to present)
--------------------------------------------------------------------------------
ROBERT LEACH (37), 4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Controller
LENGTH OF TIME SERVED (YEARS): 6
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACSC
(February 2000 to present); Controller-Fund Accounting, ACSC
(June 1997 to present)
--------------------------------------------------------------------------------
JON ZINDEL (36), 4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Tax Officer
LENGTH OF TIME SERVED (YEARS): 5
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, Corporate Tax,
ACSC (April 1998 to present); Vice President, ACIM, ACIS, and other
ACC subsidiaries (April 1999 to present) ; President, American Century
Employee Benefit Services, Inc. (January 2000 to December 2000); Treasurer,
American Century Employee Benefit Services, Inc. (December 2000 to present);
Treasurer, American Century Ventures, Inc. (December 1999 to January 2001)
--------------------------------------------------------------------------------

The SAI has additional information about the funds' directors and is available without charge upon request by calling 1-800-345-2021.

------
20

Share Class Information

Three classes of shares are authorized for sale by Capital Value: Investor
Class, Institutional Class, and Advisor Class. The total expense ratio of
Advisor Class shares is higher than that of Investor Class shares. The total expense ratio of Institutional Class shares is lower.

INVESTOR CLASS shares are available for purchase in two ways: 1) directly from
American Century without any commissions or other fees; or 2) through a broker-dealer, which may require payment of a transaction fee to the broker.

INSTITUTIONAL CLASS shares are available to large investors such as endowments, foundations, and retirement plans, and to financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million ($3 million for endowments and foundations) in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of
Institutional Class shares is 0.20% less than the total expense ratio of
Investor Class shares.

ADVISOR CLASS shares are sold primarily through institutions such as investment advisors, banks, broker-dealers, insurance companies, and financial advisors.
Advisor Class shares are subject to a 0.50% annual Rule 12b-1 service and distribution fee. The total expense ratio of Advisor Class shares is 0.25%
higher than the total expense ratio of Investor Class shares.

All classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences.

------
21

Additional Information

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain 403(b),
457, and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's manager, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the manager uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century's Web site at
www.americancentury.com and on the Securities and Exchange Commission's Web site at www.sec.gov.

------
22

Index Definition

The following index is used to illustrate investment market, sector, or style performance or to serve as a fund performance comparison. It is not an investment product available for purchase.

The RUSSELL 1000 VALUE INDEX measures the performance of those Russell 1000 companies (the 1,000 largest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth rates.

------
23

Notes

------
24

CONTACT US

WWW.AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR RELATIONS:
1-800-345-2021 or 816-531-5575

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT MANAGER:

American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

American Century Investments
P.O. Box 419200
Kansas City, MO 64141-6200

                                   PRSRT STD
                               U.S. POSTAGE PAID
                                AMERICAN CENTURY
                                   COMPANIES

0312                               American Century Investment Services, Inc.
SH-ANN-36523S                      (c)2003 American Century Services Corporation

ITEM 2. CODE OF ETHICS.

(a)  The registrant has adopted a Code of Ethics for Senior  Financial  Officers that applies to the registrant's  principal  executive  officer,  principal financial officer,  principal  accounting  officer,  and persons performing similar functions.

(b)  No response required.

(c)  None.

(d)  None.

(e)  Not applicable.

(f)  A copy of the registrant's Code of Ethics for Senior Financial  Officers is
     filed as an exhibit to this  annual  report on Form N-CSR  pursuant to Item
     10(a).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant's board has determined that the registrant has at least one audit committee finanical expert serving on its audit committee.

(a)(2) D. D. (Del) Hock, Donald H. Pratt and M. Jeannine Strandjord are the
       registrant's designated audit committee finanical experts. They are
       "independent" as defined in Item 3 of Form N-CSR.

(a)(3) Not applicable.

(b)    No response required.

(c)    No response required.

(d)    No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

       Not applicable prior to annual filings for fiscal years ending after
       December 15, 2003.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

       Not applicable.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES.

       Not applicable.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

(a)  The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of
     1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of
     1940) that occurred during the registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.

(a)  Registrant's  Code of Ethics for Senior  Financial  Officers,  which is the subject of the  disclosure  required by Item 2 of Form N-CSR,  is filed and attached hereto as EX-99.CODE ETH.

(b)  Separate certifications by the registrant's principal executive officer and principal financial officer,  pursuant to Section 302 of the Sarbanes-Oxley
     Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as Exhibit 99.302CERT.

(c)  A  certification  by the  registrant's  chief  executive  officer and chief financial  officer,  pursuant to Section 906 of the  Sarbanes-Oxley  Act of
     2002, is furnished and attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:  American Century Mutual Funds, Inc.

By:   /s/ William M. Lyons
      -------------------------------------------
      Name:    William M. Lyons
      Title:   President

Date:  December 23, 2003

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment  Company  Act of  1940,  this  report  has been  signed  below by the following  persons on behalf of the  registrant and in the capacities and on the dates indicated.

By:   /s/ William M. Lyons
      --------------------------------------------
      Name:    William M. Lyons
      Title:   President
               (principal executive officer)

Date:   December 23, 2003

By:   /s/ Maryanne L. Roepke
      ---------------------------------------------
      Name:    Maryanne L. Roepke
      Title:   Sr. Vice President, Treasurer, and
               Chief Accounting Officer
               (principal financial officer)

Date:  December 23, 2003